EXHIBIT 10.36

BREA OLINDA FIELD MINERAL SALE

DATED FEBRUARY 28, 2003, EFFECTIVE JANUARY 1, 2003

TO

BLACKSAND PARTNERS, L.P.

•	TRANSITION AGREEMENT (“TA”)

•	PAYMENT AND PERFORMANCE AGREEMENT (“PAPA”)

•	PURCHASE AND SALE AGREEMENT (“PSA”)

MINERAL

PAYMENT AND PERFORMANCE AGREEMENT

WELL ABANDONMENT AND OIL FIELD
ACCOMMODATION PROGRAM AND
OPERATOR/NUEVO IMPROVEMENTS

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ATTACHMENTS

Attachment 1	LEGAL DESCRIPTION OF LAND
Attachment 2	LIST OF ENGINEERING FIRMS PER SECTION 2.1.9
Attachment 3	OIL FIELD RELATED THIRD PARTY EASEMENTS AND LICENSE – TPEL
Attachment 4	BREA FIELD DEVELOPMENT ACCOMMODATION PROGRAM

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MINERAL

PAYMENT AND PERFORMANCE AGREEMENT

     This Payment and Performance Agreement (“Agreement” or “PAPA”) is made this 28th day of February, 2003, by and between NUEVO ENERGY COMPANY, a Delaware corporation (“Nuevo”) and BLACKSAND PARTNERS, L.P., a Texas Limited Partnership (“Operator”). Such entities are hereinafter individually or collectively referred to as a “Party” or the “Parties.”

PREAMBLE:

     A. Concurrently herewith, Operator has acquired from Nuevo that certain real property consisting of mineral interests located in Orange County, California, more particularly described on Attachment “1” which is appended hereto and incorporated herein by this reference (“Minerals”).

     B. In accordance with the Purchase and Sale Agreement of even date herewith, pursuant to which Operator is acquiring the Minerals, the Parties wish to set forth herein certain obligations of Operator, Nuevo and Developer (defined below in Section 1.2) regarding the Program (defined below in Section 2.1) and the construction of other improvements.

     C. As described herein and in the Development Declaration (defined in Section 1.3), Operator has assumed certain obligations with respect to the Program, which, pursuant to this Agreement, Nuevo is required to perform.

     NOW, THEREFORE, in consideration of the PREAMBLE and the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including without limitation the conveyance of the Minerals to Operator by Nuevo, the Parties hereby covenant and agree as follows:

     1. Definitions. Unless otherwise expressly provided herein, the following words and phrases when used in this Agreement shall have the following meanings; all terms not specifically defined herein shall have the meaning prescribed for them in the PSA or elsewhere in the Development Documents.

         1.1 PSA. “PSA” or “Purchase and Sale Agreement” shall mean that certain agreement described in Paragraph “B” of the Preamble to this Agreement.

         1.2 Developer. “Developer” shall mean Nuevo as the initial applicant to Governmental Agencies for development of the Project or any entity (or entities collectively or individually) which subsequently acquires all or any portion of the surface fee interest in the Parcel for the purpose of developing all or a portion of the Project, from and after the effective date of such acquisition.

         1.3 Development Declaration. “Development Declaration” shall mean that certain Declaration of Development Covenants, Conditions and Restrictions encumbering the Parcel between Nuevo and Operator and recorded as described in the Repository Instructions.

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         1.4 Development Documents. “Development Documents” shall have the meaning prescribed in the PSA.

         1.5 Final Acceptance. “Final Acceptance” means the date on which Developer or Operator has delivered an Acceptance Confirmation for those activities in each Program Segment set forth in Section 2.1.4.2, after it has conducted a final inspection of all work performed by the other or Nuevo in connection with the activity.

         1.6 Reimbursement Amounts. “Reimbursement Amounts” shall have the meaning given in Section 2.1.4.1. of this Agreement.

         1.7 DRE. “DRE” shall mean the California Department of Real Estate or such other governmental agency of the State of California which administers the sale of subdivided lands pursuant to Sections 11000 et seq. of the California Business and Professions Code, or any similar California statute hereinafter enacted.

         1.8 Parcel. “Parcel” shall mean all that certain real property described on Attachment “1” which is appended hereto and incorporated herein by this reference, less and except the Minerals acquired by Operator.

         1.9 Program. “Program” has the meaning set forth in Section 2.1.

         1.10 Unavoidable Delay. “Unavoidable Delay” shall mean any prevention, delay or stoppage in the completion of a Party’s Work as defined herein caused by fire, explosion, unavailability or breakdown of machinery or equipment or by acts of God, war, riot, civil insurrection, labor disputes, inability to obtain labor or materials or reasonable substitutes therefor, any order, regulation, request or recommendation of a Governmental Agency, or other similar matters or causes beyond the reasonable control of the responsible party other than for the payment of money; provided, however, that nothing in this Section shall excuse the performance of any act rendered difficult solely because of the financial condition of a party.

     2. Well Abandonment and Oil Field Accommodation Program and Improvements.

         2.1 Program. Nuevo, at no cost and expense to Operator except as may be expressly provided in this Agreement, shall conduct a well abandonment and oil field accommodation program for the Parcel composed of those tasks and activities which are described in this Section 2 and are specifically set out in Attachment 4 hereto, which, together with those tasks and activities of Developer described in this Section 2 and specifically set out in Attachment 4 are hereinafter referred to as the “Program.” In connection with the performance of the Program, Nuevo shall, in the event of conveyance of the Parcel, enter into an agreement with any successor Developer which will provide for the performance by Developer of those tasks and activities described in this Section 2 as Developer’s responsibility. The Program shall be undertaken with Operator’s cooperation, and in accordance with standards promulgated at the time of such work by the California Department of Conservation, Division of Oil, Gas and Geothermal Resources (“CDOGGR”) or such other governmental agency having jurisdiction

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over the activity, other legal and regulatory requirements, as amended from time to time (but such amendment applicable only to those activities for which Final Acceptance has not been received), and good oil field practices, all subject to the terms of this Agreement. Generally, the Program will be accomplished as follows:

               2.1.1 Operator’s Surface Facilities.

                     2.1.1.1 Removal of Surface Facilities and Subsurface Pipelines. Nuevo shall remove certain of Operator’s surface equipment as specified in Attachment 4, to the extent and when necessary in accordance with the applicable Developer Notice to Proceed within the Development Areas and lands adjacent thereto, including those areas designated for continued oil and gas operations, to accommodate Developer’s Grading Plan. This will include, but not be limited to, pumping units, concrete cellars and concrete pads immediately contiguous to the wellheads, power poles, transformers, manifolds, test bubbles, compressors, tanks, vessels and above ground pipelines. In addition, Nuevo shall drain, flush and cap subsurface pipelines, to the extent and when necessary in accordance with the applicable Developer Notice to Proceed within the Development Areas and lands adjacent thereto to accommodate Developer’s Grading Plan. Removal of subsurface pipelines to the extent deemed necessary or desirable shall be the responsibility of Developer. Prior to Nuevo’s commencement of work, Operator shall isolate and cease operation of all equipment and facilities to be removed and shall take such other steps as are reasonably necessary to allow such removal to be conducted in accordance with all applicable regulatory requirements and consistent with good oil field practices. The surface equipment will be removed from such wells, not just those to be abandoned, to facilitate the grading. Each wellhead will be surveyed and marked by Operator one (1) time only and Nuevo and Developer will inspect and approve the markings. After inspection and approval of the well markings, Developer will be responsible for grading around the well casings without damaging them. Upon approval of the well markings, Developer shall proceed in a timely manner and be responsible to pay, and shall be solely liable for, any and all damage to any wells caused by Developer’s grading operations.

     The acts or omissions of Developer or Nuevo in accordance with the terms of this Agreement may not be imputed to Operator unless expressly stated herein. Developer and Nuevo are each performing their obligations hereunder as independent contractors and not as a subcontractor or agent of Operator. Furthermore, the actions or omissions of Operator must be based upon a specific duty imposed by this Agreement or law upon Operator, and not delegated to Nuevo.

         2.1.1.2 Remediation Responsibilities. Should Developer encounter soil that appears to be crude oil or oil well production impacted (evidenced by staining or odor), Developer shall immediately notify Operator’s field operations person and Nuevo’s on-site representative. Developer shall be fully responsible for funding, implementing and completing all environmental testing, assessment, remediation, monitoring, reporting or other requirements (with the assistance of Operator or Nuevo if the absence of such assistance would prevent Developer from properly performing such responsibilities) with respect to such crude oil or oil well production impacts. To the extent that such crude oil impact or oil well production impact is associated with active and producing wells or operational pipelines or facilities, Operator shall be responsible for completion of any required well, pipeline or facility repairs. Notwithstanding

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the foregoing, Nuevo at its sole cost and expense shall be and remain responsible for (i) those remediation activities described in the approved Remedial Action Plan submitted December 16, 1999, as amended October 3, 2001, December 27, 2001 and January 13, 2003 (“EIR Remediation”) and (ii) crude oil or other oil well production releases that result from work and activities undertaken by Nuevo in furtherance of this Agreement. Upon discovery of crude oil or oil well production contamination in the vicinity of a well identified in Schedule B of Attachment 4 or temporary or permanent pipeline or facility, Operator’s field operations person, Nuevo’s onsite representative and Developer’s on site representative shall determine as soon as reasonably practical if the soil is crude oil impacted as a result of a leak caused by (i) Operator’s ongoing production activity in which event costs associated with cleanup and remediation to oil field standards shall be the responsibility of Operator, (ii) the activities of Nuevo in performance of the Program including EIR Remediation in which event costs associated with cleanup and remediation shall be the responsibility of Nuevo or (iii) from any other causes in which event the costs associated with cleanup and remediation, including costs to bring cleanup associated with ongoing production activities from oil field standards to residential standards, together with clean up and remediation of all contamination other than the EIR Remediation, shall be Developer’s responsibility. The Parties agree that if Operator’s field operations person and Developer’s and Nuevo’s on site representatives cannot make such a determination or cannot agree on the source of the apparent soil contamination within seven (7) business days, Nuevo, Developer and Operator will designate a representative from a reputable, soils engineering firm that routinely does soils work (“Soil Firm”) who is familiar with soil contamination issues to designate the source of the apparent soil contamination. If the parties are unable to select a Soils Firm, any party to this Agreement may make application to the Superior Court of Orange County for the timely appointment of a Soil Firm. The Soil Firm’s representative shall take a sufficient number of samples to permit initial and follow-up testing and such representative’s determination as to all matters, including the allocation of costs, including its fees, shall be final and binding on the parties hereto. The parties shall use their commercially reasonable efforts to secure the determination by the Soil Firm’s representative of the source of the apparent soil contamination shall be made as soon as practicable after notification to the Soil Firm. If the Soil Firm’s representative cannot make a conclusive determination as to the source of the apparent soil contamination, the soil contamination shall be presumed to have been from other than ongoing production activity. The party whose actions are found to have created the contamination shall in addition to the clean up and remediation cost, pay for the Soil Firm’s work; and if more than one party is found to have created such contamination, the costs of the Soil Firm’s work will be prorated by such firm among the parties creating the contamination in proportion to that Parties’ contribution to such contamination.

               2.1.2. Third Party Easements and Licenses. Nuevo and Operator will cooperate with Developer in attempting to remove and/or relocate from the Development Areas oil field related easements and licenses for pipelines (“TPEL”) belonging to other entities, including those of Southern California Edison. Nuevo is not aware, to the best of its knowledge, of any other TPEL on or affecting the Parcel except as described in Attachment “3,” hereto. Nuevo and Operator shall not be required to incur any costs, in their efforts to cooperate in the removal and/or relocation of the TPEL. Temporary pipelines may be required in some areas while the grading is in progress. Operator and Nuevo will use commercially reasonable efforts, at no cost to Operator and Nuevo, to assist Developer at Developer’s expense in causing these pipelines to be reinstalled by the respective companies in permanent easements after the grading

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is complete. Operator agrees that upon Developer’s written notice, Operator will assist Developer in giving notice to the third party companies in an attempt to have the pipelines removed and replaced. Operator and Developer acknowledge receipt of copies of the easement documents, both recorded and unrecorded, listed on Attachment “3” hereto and incorporated herein by this reference.

               2.1.3. On-Site Representative. Nuevo, Operator and Developer shall each have the right to have representatives on-site both before the grading begins and during the grading operations on the Parcel to observe such grading operations. Developer agrees to give Operator sufficient notice prior to commencement of grading to allow Operator to arrange to have a representative on-site at Operator’s cost, if Operator so elects.

               2.1.4. Reimbursement.

                     2.1.4.1. Reimbursement Plan. Operator and Nuevo agree that the costs to implement the Program (“Reimbursement Amounts”) shall not be borne by Operator, unless otherwise provided herein. Notwithstanding any term in the Agreement to the contrary, Operator shall only be responsible for the cost of incremental work, if any, requested by Operator under Section 2.3.2. The parties recognize that the Project may be modified as a result of new or additional governmental requirements or as a result of the mutual agreement of the Developer and Operator or among Developer, Operator and Nuevo as specified herein. In no event shall any modification requested by Developer or any additional or new governmental requirements prior to Final Acceptance result in costs, expenditures or commitments by Operator.

                     2.1.4.2. Program Segments and Notices to Proceed. The Program shall be implemented into segments as shown below, and each Program Segment shall commence upon proper receipt of a written notice issued by Developer and delivered to Nuevo and Operator specifying the Program Segment to be performed (“NTP”), as follows:

Program Segment		Notice to Proceed (“NTP”)	Acceptance Confirmation
Pre-Phase I Initial Activity		NTP will be issued as mutually agreed between Nuevo and Developer.
•	Preliminary and detailed engineering and design		Not Applicable

•	Permitting		Not Applicable

•	Remediation required by EIR		Developer

•	Initial abandonment of 25 idle and reabandoned wells		Not Applicable

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Program Segment		Notice to Proceed (“NTP”)	Acceptance Confirmation
Pre-Phase I Intermediate Activity		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.
•	Begin procurement of all required materials and equipment		Not Applicable
•	Remove infrastructure and initial abandonment of active wells		Not Applicable

•	Begin construction of tank farm and field infrastructure		Not Applicable

Pre-Phase I Final Activity		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.
•	Complete construction of tank farm and field infrastructure		Operator
•	Construct power system		Operator

•	Temporary removal of equipment		Not Applicable

Phase I		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and
•	Raise/lower Phase I well heads	Developer.	Operator

•	Final abandonment of Phase I wells		Developer

•	Accommodation of retained wells		Operator (and Developer for limited purpose of design compliance)

•	Remove infrastructure and initial abandonment of Phase II wells		Not Applicable

•	Temporarily remove Phase II retained well equipment		Not Applicable

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Program Segment		Notice to Proceed (“NTP”)	Acceptance Confirmation
Phase II		NTP will not issue prior to receipt of all required Operator permits or, to the all required Operator permits or, to the extent certain activity can be commenced without permits, as
•	Raise/lower Phase II well heads	mutually agreed between Nuevo and Developer.	Operator

•	Final abandonment of Phase II wells		Developer

•	Accommodation of retained wells (21 wells)		Operator (and Developer for limited purpose of design compliance)

•	Remove infrastructure and initial abandonment of Phase III wells (8 wells)		Not Applicable

•	Temporarily remove Phase II retained well equipment		Not Applicable

Phase III		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.
•	Raise/lower Phase III well heads		Operator
•	Final abandonment of Phase III wells		Developer

•	Seismic Sensor installation		Developer

     Upon receipt of the NTP for any Program Segment specified above, Nuevo shall be obligated to commence the required work within forty-five (45) days and complete the work within the time duration specified in Attachment 4. Operator shall cooperate in good faith with Nuevo and Developer in the implementation of the Program. Operator shall (i) promptly process all permit requests; (ii) at its cost comment on all submittals of specifications or plans within ten (10) business days of receipt thereof; and (iii) at its cost make all facilities available for accommodation under the Program such that Nuevo may commence the Program Segment within 45 days of receipt of a NTP. To the extent that Operator fails to fully and timely cooperate with Nuevo, and Nuevo, as a result of Operator’s acts or omissions, incurs penalties, damages or incremental costs in performing the Program, such penalty, damage or cost shall be the responsibility of Operator and Operator hereby agrees to defend, indemnify and hold Nuevo harmless therefrom. Operator shall also be liable to Developer for any and all incremental reasonable cost or expense incurred by Developer in the development of the Development Areas as a result of Operator’s failure to comply with the provisions of this Section. Operator expressly agrees to pay such incremental Developer costs and defend, indemnify and hold Nuevo harmless therefrom. In addition to the foregoing, should Operator fail to temporarily or permanently shut in any well in accordance with the Program, Nuevo shall have the right, but not the obligation to shut-in such well at Operator’s sole risk and expense. In the event Developer abandons or suspends the Program other than as a result of Unavoidable Delay, and does not resume Program activity within the time period specified in Section 2.4.1.1 after receiving written notice from Operator, Nuevo shall restore such wells to production at Developer’s risk and sole expense provided that Nuevo has been prepaid by Developer an amount adequate to restore such wells.

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To the extent Nuevo acts as the Developer hereunder and fails properly to carry out the responsibilities and obligations allocated to Developer in this Section 2, Operator, after ten (10) days written notice to Nuevo, may take over and discharge such responsibilities and obligations at the sole cost and expense of Nuevo, to be reimbursed in cash to Operator within thirty (30) days of proper completion of such Work by Operator, fully in compliance with this PAPA and all plans and specifications for such Work.

               2.1.5. Anchor Points and Pulling Pads. As part of the Program, Nuevo shall be responsible for construction of the anchor points and pulling pads necessary for Operator’s continuing Oil Operations within the Exclusive Use Areas and Joint Use Areas within the Development Areas and graded areas adjacent thereto.

               2.1.6. Well Accommodation. As part of the Program, Nuevo will relocate below the surface of the Parcel, all operating wellheads in the Development Areas, and those required wells within the adjacent grading areas and Public Park areas, and as required by appropriate Governmental Agency rules as more particularly set out in Attachment 4, Schedule B.

               2.1.7. Insurance. Each Party shall use commercially reasonable efforts to name the other parties as Additional Insureds, on each Party’s standard blanket insurance policy covering its activities related to the Minerals or in connection with the Program Improvements, for the duration of their construction or their activities on the Minerals and any portion of the Parcel.

               2.1.8. Completion of the Program.

                     2.1.8.1. Performance by Each Party. Nuevo shall timely commence and complete each Program Segment within the time duration specified in Attachment 4 after receipt of all required permits for such Segment. Phase I, II and III Segments will not commence until after completion of Developer’s grading for that Segment. In no event shall Nuevo or Operator be obligated to design, construct or install any improvements nor undertake work or activities other than those specified in Attachment 4. Should Developer or Operator’s failure to perform, including, without limitation, pursuant to Section 2.1.4, other than for the payment of money, or should Nuevo’s failure to complete any aspect of the work or any Program Segment result from an Unavoidable Delay, such required performance shall be excused for the period of time that the Unavoidable Delay prevents performance and the time duration for the Program Segment shall be extended by the length of time performance is delayed. Provided, however, that nothing in this Section shall excuse the performance of any act rendered difficult solely because of the financial condition of a party. In the event that any delay due to Unavoidable Delay is anticipated by a Party, such Party shall promptly notify the other parties of such delay, its cause and the estimated duration of the delay. Each Party shall exercise due diligence to shorten, mitigate and avoid the effects of the delay and shall keep all Parties informed as to its efforts.

                     2.1.8.2. Final Acceptance. Developer and Operator shall respectively conduct a final inspection of those activities in each Program Segment as set forth in Section 2.1.4.2 as to the items by their name in the “Acceptance Confirmation” in such section

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within fifteen (15) days of written notice of completion. In addition Operator shall have the right, but not the obligation, to perform a final inspection of the Developer’s work and comment on the same. Developer and Operator shall deliver to Nuevo (with a copy to the other) (i) its written confirmation of “Final Acceptance of all matters” (each an “Acceptance Confirmation”) for each activity in a Program Segment designated for its Acceptance or (ii) an Acceptance Confirmation of all matters it considers as completed and a detailed description of any items in the Program Segment designated for its Acceptance which it in good faith cannot give “Final Acceptance” together with its requirements therefor. The issuance of an Acceptance Confirmation of each completed activity within the Program Segment and of all matters shall be contingent upon acceptance of the work by the appropriate governmental authority to the extent required. If the parties cannot resolve any item for which an Acceptance Confirmation has not been given within 30 days, such unresolved item shall be submitted to arbitration in accordance with this Agreement. Upon completion of any outstanding items, Operator or Developer shall deliver an Acceptance Confirmation thereof to Nuevo and the other within 10 days of such completion. After Final Acceptance, Developer shall be responsible for and shall release, hold harmless and indemnify Operator and Nuevo from all claims, demands, losses or damages, of any sort whatsoever, relating to the design, engineering, permitting, maintenance, repair, replacement, relocation, removal and reinstallation of any abandoned wells, pipelines or facilities located within or adjacent to the Development Areas and all other matters for which it has given an Acceptance Confirmation and, together with all other work performed hereunder shall be referred to as “Developer Liability”. After Final Acceptance, Operator shall be responsible for and shall release, hold harmless and indemnify Developer and Nuevo from all claims, demands, losses or damages of any sort whatsoever, relating to the design, engineering, permitting, installation, repair, relocation, removal and reinstallation of all active wells, pipelines or facilities and all other matters for which it has given Final Acceptance (“Operator Liability”). It is the intention of the Parties that upon Final Acceptance, Nuevo shall have no further liability or obligation with respect to the Program and the wells, equipment and facilities accommodated under the Program. Upon Final Acceptance, Nuevo and Operator shall be relieved of any and all liability directly or indirectly related to Developer Liability; provided that notwithstanding the foregoing, so long as Nuevo is Developer, Nuevo shall not be relieved of Developer Liability. Upon Final Acceptance, as between Nuevo and Operator, Nuevo shall be relieved of further liability or obligation and Operator shall indemnify, release and hold Nuevo harmless from any and all claims, including third party claims, related to Operator Liability. Notwithstanding anything to the contrary contained herein, Operator, prior to Final Acceptance, shall not be liable or responsible for any increased costs which result from governmental requirements to obtain additional permits or remediate or restore the Parcel to a higher standard resulting from the real estate development and all such incremental or increased costs shall be the responsibility of Developer.

                     2.1.8.3. Liability Allocation. Notwithstanding the above or the Indemnities Developer gives in its agreement to purchase the Parcel, at any time prior to Final Acceptance, Developer may, in its reasonable discretion, seek arbitration as provided in Section 2.1.4.3 against Nuevo to obtain damages for losses suffered as a result of the failure of Nuevo to timely or properly complete the Program Segment or work thereunder. All disputes between any of the Parties herein shall be resolved through arbitration. Any award in such arbitration shall be limited to the recovery of actual direct damages incurred by Developer.

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Developer shall not be entitled to indirect, consequential, special, exemplary or punitive damages. After Final Acceptance by Developer, Developer shall have no cause of action with respect to Developer’s Liability against Operator or Nuevo, or their successors or assigns. After Final Acceptance by Operator, Operator shall have no cause of action against Developer or Nuevo or their successors or assigns for Operator’s Liability but Operator or Developer may, in its reasonable discretion, maintain a lawsuit, arbitration or other action against any construction entities hired by Nuevo (but not Nuevo itself) to perform work on the Parcel pursuant to a written contract (“Construction Entities”), to obtain damages for losses suffered as a result of Nuevo’s failure to timely or properly construct the completed work, to the extent caused by such Construction Entities. In that regard, to the extent it possesses and may assign same, Nuevo hereby conveys, transfers and assigns (and, if necessary, will convey, transfer and assign at such time as such cause of action arises) to Operator and Developer a non-exclusive assignment of its rights and interests in and to any relevant contracts or subcontracts, for the limited purposes stated herein, without any obligation by Nuevo to participate in such lawsuit or action, as a party or otherwise, and without any responsibility, warranty, representation or liability for any outcome pursuant thereto or damages awarded therein. Construction Entities include contractors, subcontractors, materialmen or other independent entities, but not Operator or Nuevo, their respective constituent partners, officers, employees or any other related entities. Upon ten (10) days written request, Nuevo will provide Operator and Developer with a list of such Construction Entities which have supplied Operator and/or Nuevo with the Preliminary Notice prescribed by the California Civil Code for the maintenance of mechanic’s lien rights (See Exhibit “F” to the PSA). Nuevo further agrees to not enter into any contract with a Construction Entity that waives the liability for such entity’s negligence.

                     2.1.8.4. Construction Easement. Operator and Developer, their respective successors and assigns, hereby grant to Nuevo together with the right to partition, grant and transfer the same, a nonexclusive easement in gross over the Parcel to the extent necessary to complete all work required by the Program.

               2.1.9. Developer Option to Purchase Wells. Developer may at any time prior to commencement of grading, elect to purchase any or all of Operator’s active wells lying within the Development Areas solely for the purpose of well abandonment by giving notice by certified mail of such well designation. The value of a producing oil well or an injection well shall be determined by mutual agreement of the parties taking into consideration the current condition of the well, the reserves assigned to the well, the well’s production, operating cost, plugging and abandonment cost, for an injector well, the replacement cost, and any other matter deemed relevant. For purposes of this Section 2.1.9, the value of a well shall be equal to the average of the values determined by the reserve engineers, one to be selected by each party from the list attached as Attachment 2. Each party shall select one company from such list by providing written notice thereof within ten days of the certification date of Operator’s notice. The value, once determined, shall be final. Prior to grading, the determined value shall be paid by Developer to Operator, and such costs to Developer shall not be considered as costs to implement the Program. Developer shall notify Operator within ten (10) days of receipt of the determination of values which wells it elects to purchase. Developer shall pay the amount to Operator within twenty (20) days of such notice. Upon receipt of such payment, Operator shall promptly (i) shut in any applicable wells, if active, and (ii) deliver to Developer a Bill of Sale for

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any such well and transfer operatorship to Developer. Developer shall (iii) assume operatorship and obtain all necessary permits and governmental approvals to act as Operator, (iv) not return any well it purchases to production, and (iv) cause such wells to be plugged and abandoned and all gathering lines and facilities abandoned and, if above ground, removed all in accordance with all Governmental Agency regulatory requirements at Developer’s sole cost and expense in the same time and manner required of Operator under the Program. Any ancillary costs associated with the purchase and plugging and abandonment of any such wells and removal of facilities therefor shall not be considered as Reimbursement Amounts.

         2.2. The Program and Party Responsibilities. Except as otherwise provided herein, Operator, Nuevo and Developer shall cooperate in the completion of the Program and each Party shall perform its obligations in a commercially reasonable manner, and in good faith, as described below and elsewhere herein:

     I. Post closure-Pre Grading Events

         A. Operator and Nuevo have mutually agreed or, if so indicated, shall mutually agree, in a manner consistent with Attachment 4 hereto, to the following matters as more specifically set out in Attachment 4 and schedules thereto:

i.	the location and size of the area for the expansion of the existing Tonner Canyon Tank Farm (“Tank Farm”), which will be required prior to the decommissioning of the existing East Naranjal Tank Farm (“EN Tank Farm”).

ii.	the general alignment and grade for service lines to the Tank Farm and plan facilities to accommodate the operating wells previously served by the East Naranjal Tank Farm. (References to grade within this Agreement refer only to those lines for which burial is required.) The final alignment and grade will be mutually agreed to so as to avoid conflict with future development to the extent possible and to avoid future interruption of service.

iii.	the general alignment and grade for the surface and subsurface installation of the 12KV service line from the existing electrical substation to the new site and to the existing Stearns gas plant location (“Gas Plant”). The final alignment and grade have been selected as to minimize conflict with future development and avoid future interruption of service.

iv.	INTENTIONALLY OMITTED

v.	shall mutually agree upon the location, alignment and grade of the “sales point” for the ConocoPhillips (formerly Tosco) pipeline to serve the Tank Farm.

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vi.	shall mutually agree upon the location, alignment and grade of the gas gathering system and associated facilities, and service lines between the Gas Plant and the Tank Farm.

vii.	shall mutually agree upon the final grade elevations for each existing well remaining in the Development Areas, or impacted by grading for the Development Areas.

viii.	shall mutually agree upon access plans to provide for interim and final access to accommodate the Program work and all future oilfield-related activities.

         B. Developer, at Developer’s cost and expense, shall:

i.	Prepare the Grading Plan and process it through the appropriate Governmental Agency. The Grading Plan shall be designed to be completed in three phases to correspond to the work set out in Attachment 2, all as approved by the appropriate Governmental Agency.

ii.	Prepare a soils and geological review of the Grading Plan.

iii.	Satisfy, or cause to be satisfied, all mitigation measures precedent to grading found in the Final Tonner Hills EIR.

iv.	Prepare a preliminary utility master plan (“Street and Utility Improvement Plans”) to serve as a basis for the Facilities Plan (see C.v., below) and to be submitted to, and approved by, the appropriate Governmental Agency.

v.	Provide grade elevations for all wells to be retained or abandoned within the Development Areas or impacted by grading required for the Development Areas.

vii.	Obtain coverage under the National Pollutant Discharge Eliminating System (NPDES) statewide General Construction Activity Stormwater Permit from the State Water Quality Control Board.

viii.	Cause a Remedial Action Plan to be completed and processed through the County of Orange Health Care Agency, Division of Environmental Health, or such agency as may have current jurisdiction of any identified contaminants.

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         C. Nuevo at Developer’s cost and expense shall:

i.	Complete construction drawings for the expanded Tank Farm and facilities related thereto and process them through the appropriate Governmental Agencies (including, if necessary, the South Coast Air Quality Management District).

ii.	Complete improvement and relocation plans and process them through the appropriate Governmental Agencies (as necessary) for the relocation of the Tank Farm service lines, the East Naranjal Tank Farm service lines, the Gas Plant service lines, natural gas gathering lines and 12KV power lines.

iii.	Prepare and submit the well abandonment program, as set out in Attachment 4, for permitting through CDOGGR.

iv.	Prepare schematic facilities plans for pipelines and facilities (“Facilities Plan”) to service the wells to be accommodated within and adjacent to the Development Areas.

v.	Construct the Tank Farm improvements.

vi.	Remediate the identified contaminated soils associated with the EN Tank Farm. Exhumed soils will be isolated and stockpiled for placement by Developer with the grading of the first phase of development in accordance with the approved Remedial Action Plan. Exhumed soils not meeting the criteria for placement on site will be removed from the site for appropriate disposal.

vii.	Decommission the EN Tank Farm once the service lines are connected to the improved Tank Farm.

viii.	Construct the new service lines as required to the Tank Farm, rerouting lines currently serving the East Naranjal Tank Farm, and prepare as-built plans for those service lines which are permanent.

ix.	Drain, flush and mark for grading any identified abandoned EN Tank Farm and Tank Farm pipelines.

x.	Construct the temporary or permanent (as applicable) gas gathering lines and facilities to the Gas Plant.

xi.	Flush and mark any identified abandoned below ground pipelines and facilities for grading.

xii.	Relocate the 12KV line from the existing electrical substation to the existing Gas Plant and Tank Farm as necessary.

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xiii.	Locate and mark all identified pipelines and facilities within the area to be graded.

xiv.	Relocate the point of sale for the ConocoPhillips (formerly Tosco) pipeline to the relocated ConocoPhillips (formerly Tosco) pipeline to connect to such new point of sale.

xv.	Complete the design drawing for all service-related facilities not otherwise contemplated herein.

xvi.	Prepare and submit fire and seismic protection plans for accommodated facilities.

     II. Site Clearing and Site Grading Events Within the Development Areas.

         A. Upon notice from Developer of the issuance of a grading permit, and prior to site clearing, Nuevo, with the cooperation of Operator, shall, after the receipt of the NTP on a Segment-by-Segment basis, in accordance with the work associated with the Program Segment as further set out in Attachment 4:

i.	“Shut in” the appropriate wells as necessary; and all appurtenant service lines and pipelines for such wells will be drained, flushed and marked in place.

ii.	Disassemble and remove the surface facilities for such wells (test bubbles, manifolds, valves, etc.).

iii.	Remove all well site equipment associated with such wells.

iv.	Remove all of Operator’s surface and subsurface power lines and transformers.

v.	Relocate, as necessary, power lines, pipelines and facilities to service wells located outside of the Development Areas.

vi	Cause all identified wells impacted by grading to be clearly marked.

vii.	Commence well abandonment operations for those wells that are to be permanently abandoned. Identify and isolate any contaminated soils associated with the wells for remediation as called for in the approved Remedial Action Plan. Soils not meeting the criteria for placement in deep fills, if any, will be removed from the site for appropriate disposal.

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viii.	Remove and crush all well cellars associated with the wells to be abandoned and accommodated; the concrete will be crushed, and stockpiled for later placement by Developer.

ix.	Maintain full authority over the cleanup and remediation operations for any crude oil released as a result of Developer’s performance. All such costs shall be for the account of Developer.

x.	Provide Developer with copies of all inspection records and reports and test results for any contaminated soils associated with the well work.

     B. Upon the issuance of a grading permit, Developer at Developer’s cost shall, on a Segment-by-Segment basis, in accordance with the work associated with the applicable Program Segment as further set out in Attachment 4:

i.	Provide construction staking to define the limits of the area to be cleared and developed.

ii.	If not previously commenced, notify the appropriate Governmental Agencies and all interested parties of the commencement of the soils remediation program as required under the approved Remedial Action Plan. (This assumes that the majority of the soils remediation efforts will occur during the grading operations, and will utilize a modified direct burial approach.)

iii.	Coordinate grading with Nuevo, such that the scheduled sequence of wells to be shut-in or abandoned, as appropriate, is consistent with Developer’s grading program.

iv.	Provide notice to the grading contractor as to the well locations and the necessity of avoiding wells during the clearing and grading operation(s).

v.	Cause a comprehensive health and safety plan to be prepared and submitted to Nuevo and Operator and all the appropriate Governmental Agencies prior to commencement. The plan shall cover both grading and remediation activities.

vi.	If not previously remediated by Nuevo during the soils remediation process of those sites that are set out in Attachment 4 as Developer’s responsibility, remediate (at Developer’s cost) those specific sites requiring remediation identified in the approved Remedial Action Plan that lie within Development Areas or within the grading area adjacent to the Development Areas including

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exhuming and remediating the contaminated soils which it shall also isolate and stockpile for placement by the Developer in deep fills during the phased grading operation in accordance with the approved Remedial Action Plan. Soils not meeting the criteria for placement in deep fills, if any, will be removed by Developer (at Developer’s cost) from the site for appropriate disposal.

vii.	At all times comply with the mitigation measures of the Final Tonner Hills EIR, and the requirements, as applicable, of the USF&WS Resource Management Plan.

         C. During grading, Nuevo shall, on a Segment-by-Segment basis, in accordance with the Work associated with the applicable Program Segment as further set out in Attachment 4:

i.	Identify and isolate any contaminated soils associated with the wells for remediation as called for in the approved Remedial Action Plan. Isolated soils meeting the criteria of the approved Remedial Action Plan will be stockpiled for placement in deep fills by Nuevo. Soils not meeting the criteria will be removed from the site for appropriate disposal.

ii.	Provide Developer with copies of well abandonment reports for all well abandonment activities completed as provided to and from CDOGGR.

iii.	Design the final Facilities Plan in accordance with the Street and Utility Improvement Plans provided by Developer.

iv.	Relocate temporary service lines serving the oil operations as may be necessary.

         D. During grading, on a Segment-by-segment basis, in accordance with the phasing plan, Developer shall:

i.	Prepare and process the Precise Area Plans and Level B Tentative Maps through the appropriate Governmental Agencies, showing the final lot layout and the Joint Use and Exclusive Use Areas to be retained around the wells remaining in operation. The Precise Area Plans will clearly identify all wells to be abandoned, and identify all abandoned wells that will require methane venting in accordance with the requirements of the Orange County Fire Authority and other appropriate Governmental Agencies.

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ii.	Grade the Development Areas in accordance with the approved Grading Plan.

iii.	Immediately notify Nuevo and Operator in the event Developer excavates any unidentified previously abandoned wells. Developer shall promptly reabandon such wells in accordance with the requirements of all appropriate Governmental Agencies.

iv.	Place soils stockpiled as a result of Developer’s remediation activities within deep fills in accordance with the criteria established within the approved Remedial Action Plan. The location and constituency components of these soils will be detailed and reported in the final grading report prepared by the Developer.

v.	Install all required erosion control devices in accordance with the approved Grading Plan, ensuring that storm runoff will be diverted from the area(s) affected by the Program.

vi.	At all times comply with the General Construction Activity Stormwater Permit.

vii.	Based upon the approved Precise Area Plans, provide Nuevo and Operator with grade elevations and staking for all wells.

viii.	Prepare the grading plans (“Grading Plans”) and process them for approval by the appropriate Governmental Agencies.

ix.	Prepare the final Street and Utility Improvement Plans and process them for approval by the appropriate Governmental Agencies. The Street and Utility Improvement Plans will identify the oil production service facilities as provided by Operator’s Facilities Plan.

x.	Prepare the Level B Final Maps and process them for approval by the appropriate Governmental Agencies, and record such maps at the County Recorder’s office. The Level B Final Maps will identify all Exclusive and Joint Use Areas.

xi.	Identify and dispose of any previously unidentified oil production facilities or third party facilities uncovered during the course of the grading operation.

xii.	Cleanup and remediate any crude oil released during the course of the grading operations according to standards approved by the appropriate Governmental Agency.

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xiii.	Prepare a final soils and geological report on the Development Areas and obtain from the appropriate Governmental Agency, a final compaction certificate relating thereto, within sixty (60) days of completion of grading for each phase.

xiv.	Reabandon or otherwise accommodate, if necessary, any unidentified wells or facilities within the Development Area in accordance with CDOGGR specifications and requirements.

         E. During grading, Developer and Nuevo shall cooperate with each other in the implementation of the Program, as follows:

i.	Design of the Precise Area Plans, Level B Tentative and Final Maps and final Street and Utility Improvement Plans to avoid conflicts between the oil production service facilities and the utilities required to service the Development Areas; Nuevo shall have the reasonable right of approval in event of design conflicts.

ii.	Design the Precise Area Plans to ensure that all Joint and Exclusive Use Areas necessary for the wells and facilities are shown to the Parties and meet all Parties’ joint satisfaction.

iii.	Identification and differentiation of naturally-occurring tar seep or oil-bearing sands from crude oil released as a result of oil operations; provided that unless Developer and Nuevo can conclusively determine that such contamination resulted from ongoing production activity, such contamination shall be presumed to be from naturally-occurring tar seep or oil-bearing sands.

     III. Post-Grading Events:

         A. Upon completion of Grading within the Development Areas, on a Segment-by-Segment basis in accordance with the approved phasing plan, Nuevo shall:

i.	Cause all abandoned wells within the Development Areas to be capped below those grades provided by Developer in accordance with CDOGGR and the requirements of the EIR, Planned Community Text and Area Plan. Final inspections of such wells shall be conducted by CDOGGR.

ii.	Cause all appropriate pumping equipment to be installed within the Exclusive Use Areas.

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iii.	Complete all oil production service facilities to be installed to service the producing and injection wells. Service lines will be connected to the new site and Tank Farm.

iv.	Install permanent pipelines and facilities as determined by Nuevo in its discretion as required for Operator’s continued operations in accordance with grading operations.

v.	Provide as-built drawings to Developer and Operator showing the line and grade for all installed facilities.

vi.	Install seismic monitoring devices as required by the mitigation measures in the Final Tonner Hills Environmental Impact Report.

         B. Upon completion of the GRADING within the Development Areas, on a phase-by-phase basis in accordance with the approved phasing plan, Developer shall:

i.	Install the utility systems in accordance with the approved Street and Utility Improvement Plans.

ii.	Install the street improvements in accordance with the approved Street and Utility Improvement Plans. Such Plans shall make provision for oil field related facilities to the extent deemed necessary by Nuevo to operate wells in the Development Areas. The utility and street improvements are anticipated to take four months beyond the completion of grading.

iii.	Install oil facility screening devices in accordance with the requirements of, and plans approved by, the appropriate Governmental Agencies.

iv.	Provide construction staking for the installation of Operator’s wells, pipelines and facilities within the Development Areas.

v.	Construct methane gas vents over abandoned oil wells as may be necessary to accommodate the housing development.

vi.	Construct all required active and passive methane mitigations as required by the Final Tonner Hills Environmental Impact Report, the Orange County Fire Authority or other Governmental Agency.

         C. Upon completion of grading within the Development Areas, Developer and Nuevo shall cooperate with each other to:

i.	Develop Homebuyer notification language to be supplied by Developer to future surface purchasers with respect to the past and

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continuing oil operations. State Proposition 65 language will be included in any Homebuyer notification.

ii.	Develop Homebuyer notification language for inclusion within the Division of Real Estate Public Report, Grant Deed or Covenants, Conditions and Restrictions, as may be appropriate or required as to the placement of remedial soils within the deep fills.

iii.	Satisfy any EIR mitigation measures regarding the past and continuing oil operations.

iv.	Obtain a conditional case closure letter from the County of Orange Health Care Agency, Division of Environmental Health for the approved Remedial Action Plan.

         2.3 Developer Improvements and Additional Payments. It is understood and agreed that Developer shall have the primary responsibility for and shall, at its sole cost and expense, complete all work required to accomplish the “Developer Improvements” including: (a) soil remediation, (b) relocation of third party easements and licenses (TPEL), (c) all matters to the extent allocated to Developer in Sections 2.1 and 2.2, hereof, (d) Mass/Grading operations in the best commercial manner and completion of such operations in the shortest time but, in all cases, within the time duration set out for the activity in Attachment 4, so as to minimize the disruption of Operator’s remaining Oil Operations, (e) after Final Acceptance by Developer of the completed work, Developer shall be solely responsible for all maintenance, repair, replacement, removal, and reinstallation of such completed work for which Developer assumes Developer’s Liability and for any liability as a result thereof or pertaining thereto. Developer shall bear the cost of future relocation of such work requested by Developer and performed by Operator. Developer shall fully cooperate with Nuevo and Operator in the implementation of the Program. Developer shall (i) timely process all of its permit requests; (ii) comment on all applicable submittals of specifications or plans within five business days; and (iii) make all facilities available for accommodation under the Program such that Nuevo may commence the Project Segment. To the extent that Developer fails to fully and timely cooperate with Nuevo and Nuevo incurs penalties, damages or incremental costs in performing the Program, such penalty, damage or cost shall be the responsibility of Developer and Developer hereby agrees to indemnify and hold Nuevo harmless therefrom. Developer shall also be liable to Operator for any and all incremental cost or expense incurred by Operator in the performance of its work in the Program as a result of Developer’s (or Nuevo’s, if acting on behalf of Developer) failure to fully and timely perform and complete Developer’s Improvements. Developer shall use good faith, commercially reasonable efforts to timely and expeditiously perform its obligations and rights under this Agreement in a manner that minimizes the interruption or curtailment of production and shall be liable to and indemnify Operator for all losses resulting from the failure to do so.

               2.3.1 Processing Costs – Employee Costs. Operator and Nuevo agree not to charge Developer for their employees or overhead costs allocable to such employees in the processing of the Governmental Approvals.

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               2.3.2 Operator Improvements. Nuevo shall submit to Operator the preliminary and final detailed design and engineering of all facilities, pipelines and well accommodation plans (“Operator Improvements”) when completed. Operator shall have ten (10) business days to review and comment on the plans. All final decisions with respect to the plans including pipeline and facility locations, use of new, refurbished or salvaged equipment and materials and the staging of the work to be performed shall be made by Nuevo in the exercise of its reasonable discretion and in a manner consistent with customary oil field practices. Should Operator request changes or modifications to the design and engineering of Operator Improvements other than changes or modifications required by applicable law or governmental regulations and should Nuevo determine that such modifications can be incorporated into the Program within the time duration specified in Attachment 4, Nuevo shall make such modification provided that Operator prepays all incremental costs associated with such modification. Operator shall not request a modification to the wells or well classifications set out in Schedule B to Attachment 4 without first obtaining the written approval of Developer. Incremental costs associated with such well changes, if any, shall be pre-paid by Operator.

               2.3.3. Governmental Modifications. Should the Program be modified to reflect changes that result from decisions of Governmental Entities, court orders or settlement of litigation or by agreement such that fewer wells are accommodated, abandoned, or less infrastructure is removed or altered, then Nuevo shall have no obligation or duty of any kind or character with respect to such wells or facilities that are removed from the Program.

         2.4 Miscellaneous.

               2.4.1 Remedies.

                     2.4.1.1 Default/Cure. Each of the terms conditions, covenants and provisions of the Development Documents is a material consideration for this Agreement, the breach of which shall be deemed a default hereunder. Said default shall be deemed to have occurred if a Party has not effected a cure within ten (10) days for payment of money hereunder and thirty (30) days for all other defaults of receipt of notice specifying the breach in the case of any of the obligations hereunder; provided, however, except as otherwise specified herein, in the case of a breach of any of Nuevo’s obligations hereunder, other than for the payment of money, which is not capable of being cured within said thirty (30) day period, no default shall be deemed to have occurred so long as Nuevo commences to cure such default within ten (10) days of Notice and thereafter diligently and continuously prosecutes the same to completion; provided however, that any such cure shall be accomplished within ninety (90) days of the event giving rise to the Notice.

                     2.4.1.2 Remedies Cumulative. All rights, options and remedies of either Party contained in this Agreement shall be construed and held to be cumulative, and none of them shall be exclusive of the other, and either Party shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or equity, whether or not stated in this Agreement. Further, either Party may exercise

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hereunder, any of the rights, options and remedies, as and to the extent, described in Sections 5 and 13 of the Development Declaration.

                     2.4.1.3 Arbitration. Except for the right of either party to apply to a court of competent jurisdiction for temporary restraining orders, preliminary injunctions, writs of attachment, writs of possession or other equitable or provisional relief, any controversy, dispute or claim of any kind or nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, without limitation, any claim based on contract, tort or statute, shall be settled by final and binding arbitration by three (3) arbitrators in accordance with the Rules of the American Arbitration Association then in effect (the “Rules”). Each party to the arbitration shall, in accordance with the Rules, nominate one (1) arbitrator to the arbitrational tribunal and the two (2) arbitrators so appointed shall appoint the third arbitrator in accordance with the Rules, the three (3) arbitrators constituting the arbitration tribunal. The arbitration shall be held in Orange County, California. Reasonable discovery shall be allowed in connection with such arbitration. At the request of a party, the arbitration tribunal may issue orders for interim relief as deemed necessary to safeguard property that is the subject of the arbitration or in order to accomplish the objectives of this Agreement. Such interim measures may also be sought from judicial authority having jurisdiction. The decision of the majority of the arbitrators shall be reduced to writing, shall be the sole and exclusive remedy between the parties regarding any and all such disputes or differences, and shall be final and binding on all parties to the arbitration; and, application may be made to any court of competent jurisdiction for an order of enforcement and shall be enforceable in any court of competent jurisdiction. The parties agree to exclude any right of application or appeal to the courts of any jurisdiction in connection with any questions of law arising in the course of arbitration or with respect to any award made, except for enforcement purposes. Consequential, punitive, or incidental or other similar damages shall not be allowed.

     In the event any such arbitration (or other proceeding) is brought to enforce or interpret any of the covenants, terms or provisions of this Agreement, the prevailing party in any and all such arbitration(s) or other proceeding(s), including any bankruptcy proceedings, shall be entitled to recover from the non-prevailing party all of the attorneys’ fees and costs incurred by such party in each and every such arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in this Agreement, attorneys’ fees shall be deemed, to the extent allowed by law, to mean the full and actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to “reasonable attorneys’ fees” as defined in any statute or rule of court.

                     2.4.1.4 Waiver. No waiver by either party of a default under any of the terms of this Agreement by the other, and no delay or failure to enforce any of the terms of this Agreement shall be a waiver of or shall affect a default other than as specified in such waiver. The consent or approval of either party to any act by the other requiring consent or approval shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent similar acts.

               2.4.2. Continuous Operation. Operator agrees to use good faith, commercially reasonable efforts to cooperate with Nuevo so that Nuevo can proceed

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continuously, diligently and in a timely manner in accordance with the terms and conditions of this Agreement and in accordance with and as required under the Development Documents, and except where mutual agreement is expressly required, if Nuevo cannot proceed continuously and diligently due to Operator’s unexcused failure to cooperate the same shall, at the option of Nuevo, be considered as an event of default herein, except as such failure to so proceed is excused by reason of any Unavoidable Delay.

               2.4.3. Assignment. Nuevo may assign its rights hereunder at any time without the consent of Developer.

               2.4.4 Subdivision Maps and Applications. Subject to the provisions of the Development Documents, if required to do so, and provided there exists no default thereunder, Operator agrees, without cost to Operator and Nuevo, to execute any and all Developer approved Level B Final Maps, applications and petitions pertaining to the development of any portion of the Parcel.

               2.4.5. Captions. The captions used herein are for convenience only, are not part of this Agreement and do not in any way limit or amplify the scope or intent of the terms and provisions hereof.

               2.4.6. Invalidity of a Provision. If any provision of this Agreement shall be adjudged by a court in a final and non-appealable judgment to be void, invalid, illegal or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Agreement, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of this Agreement as a whole, but only to the extent that performance of such remaining provisions would not be inconsistent with the intent and purposes of this Agreement.

               2.4.7. Notices. Any notice to be given or other document to be delivered by any Party to the other or others hereunder, and any payments between parties, may be delivered in person to an officer of any party, or may be delivered by Federal Express, private commercial delivery or courier service for next business day delivery, or may be deposited in the United States mail, duly certified or registered, return receipt requested, with postage prepaid, and addressed to the party for whom intended, as follows:

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If to Nuevo (“Nuevo”):

Nuevo Energy Company 1021 Main, Suite 2100 Houston, Texas 77002
	Attn:	Phillip A. Gobe
	Phone:	713-374-4832
	Fax:	713-374-4817
	Email:	gobep@nuevoenergy.com

and

	Attn:	Phillip E. Sorbet
	Phone:	661-395-5431
	Fax:	661-395-5294
	Email:	sorbetpp@nuevoenergy.com

Copy to:
Ullom Associates 16149 Redmond Way, Ste. 401 Redmond, Washington 98052
	Fax:	(425) 836-2870
	Phone:	(425) 836-2728
	Email:	ullomjw@aol.com

Nossaman, Guthner, Knox & Elliott, LLP 18101 Von Karman Avenue, Suite 1800 Irvine, California 92612-1047
	Attn:	William P. Tanner, III
	Fax:	(949) 833-7878
	Phone:	(949) 833-7800
	Email:	wtanner@nossaman.com

To Operator:	BlackSand Partners, L.P.
	Attn:	Tim Collins
1801 Broadway, Suite 600 Denver, Colorado 80202
	Fax:	(303) 296-0329
	Phone:	(303) 296-1908
	Email:	timdenver@aol.com

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Copy to:
Arthur Wright, Esq. Thompson & Knight LLP 1700 Pacific Avenue, Suite 3300 Dallas, Texas 75201
	Fax:	(214)999-1695
	Phone:	(214) 969-1409
	Email:	arthur.wright@tklaw.com

To Developer:
To be added upon execution of this Agreement by any Developer.

            Notice may also be given by facsimile transmission (“Fax”) to any party at the respective Fax number given above or by email, provided receipt of such transmission shall be confirmed by follow-up notice within seventy-two (72) hours by another method authorized above. Any party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one above specified. If any notice or other document is sent by mail as aforesaid, the same shall be deemed served or delivered seventy-two (72) hours after the mailing thereof as above provided. Notice by any other method shall be deemed served or delivered upon actual receipt at the address or Fax number listed above.

               2.4.8. Binding Effect. Subject to Section 2.3.3 concerning assignments, it is the intent of the Parties that the covenants, conditions, and agreements imposed by this Agreement (i) shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs and assigns to all or any portion of the Minerals or to a Developer and (ii) all of the obligations of Nuevo as stated herein shall be binding upon and enforceable against Nuevo by any successor to Buyer.

               2.4.9. Further Assurances. Each of the Parties shall execute and deliver all additional papers, documents and other assurances, and shall do all acts and things reasonably necessary in connection with the performance of its obligations hereunder and to carry out the intent of the Parties.

               2.4.10. Time of Essence. Time is of the essence of each provision of this Agreement of which time is an element. Any reference in this Agreement to time for performance of obligations or to elapsed time shall mean consecutive calendar days, months or years, as applicable, unless otherwise explicitly indicated herein.

               2.4.11. Term. This Agreement shall remain in effect from the date first shown above until Final Acceptance or the Expiration of the Development Agreement between Nuevo and Orange County dated December 19, 2002. Expiration of this Agreement shall not terminate any payment obligation, indemnity obligation or assumption of liability all of which shall survive this Agreement and remain in full force and effect.

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               2.4.12. Attorneys’ Fees. If any action or proceeding is instituted to enforce or interpret any provision of this Agreement the prevailing party shall by entitled to recover such amounts as the court may-judge to be reasonable as costs incurred in such action, including, without limitation, court costs and attorneys’ fees.

               2.4.13 Payments. Any amounts which are due and owing to Nuevo or Operator pursuant to the various terms of the Development Documents shall be paid as specified. If any of these amounts are not paid when due, such amounts shall bear interest as specified in the particular Section of the Development Document requiring such payment or, if not so specified, then at the maximum nonusurious rate which may be charged by a nonexempt lender.

               2.4.14 Applicable Law This Agreement and the documents in the forms attached as exhibits hereto shall be governed by and construed under the laws of the State of California.

     The Parties have executed this Agreement on the date first set forth above.

BLACKSAND PARTNERS, L.P.,		NUEVO ENERGY COMPANY,
a Texas Limited Partnership		a Delaware corporation

By:	BlackSand Energy, Inc.,	By:	/s/ GEORGE B. NILSEN
a Delaware corporation
George B. Nilsen
Its:	General Partner	Its:	Senior Vice President

By:	/s/ TIM COLLINS	By:	/s/ Phillip A. Gobe

	Tim Collins		Phillip A. Gobe
Its:	President	Its:	Chief Operating Officer

By:		By:

Its:		Its:

TIM COLLINS		“Developer”

Its:	Chairman	By:

Its:

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PAYMENT AND PERFORMANCE AGREEMENT

ATTACHMENT “1”

LEGAL DESCRIPTION OF LAND

ATTACHMENT “1”

THOSE PORTIONS OF SECTIONS 1 AND 12, TOWNSHIP 3 SOUTH, RANGE 10 WEST AND SECTIONS 5, 6, 7 AND 8, TOWNSHIP 3 SOUTH, RANGE 9 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, AND IN THE CITY OF BREA, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 51, PAGE 7 OF MISCELLANEOUS MAPS, AND RECORD OF SURVEY FILED IN BOOK 12 PAGE 40, RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133, PAGES 41 THROUGH 46 INCLUSIVE AND RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE, ALL OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY RECORDER, ALSO BEING DESCRIBED IN A DEED, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1

BEGINNING AT A WHITE POST 4 INCHES SQUARE IN MOUND WITH PITS AT THE NORTHEAST CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BEING ALSO THE SOUTHEAST CORNER OF THE RANCHO RINCON DE LA BREA; THENCE ALONG THE PATENT BOUNDARY OF SAID RANCHO RINCON DE LA BREA, NORTH 84° WEST 107.51 CHAINS TO A SAND STONE MARKED R. B. IN MOUND WITH PITS; THENCE ALONG SAID PATENT BOUNDARY NORTH 57° 42" WEST 43.67 CHAINS TO A WHITE POST 4 INCHES SQUARE IN MOUND OF STONE MARKED S. J. C. S. A. AT INTERSECTION OF THE PATENT LINES OF SAID RANCHOS SAN JUAN CAJON DE SANTA ANA AND RINCON DE LA BREA; THENCE ALONG THE PATENT LINE OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, NORTH 76° 25’ WEST 62.67 CHAINS TO A 2" × 4" POST MARKED 62.67 IN’MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 58.96 CHAINS TO A 2" × 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 89° EAST 20.00 CHAINS TO A 4" × 4" POST IN MOUND WITH PITS; THENCE SOUTH 1° 45" WEST 20.00 CHAINS TO A 2" × 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 88° 39" EAST 55.48 CHAINS TO A 2" × 4" POST MARKED 20 IN MOUND WITH PITS; THENCE SOUTH 0° 30" EAST 20.00 CHAINS TO A 2" × 4" POST IN MOUND WITH PITS; THENCE NORTH 89° 45" EAST 134.63 CHAINS TO A 2" × 4" POST MARKED 40.10 IN MOUND WITH PITS UPON THE EASTERN BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA; THENCE ALONG SAME NORTH 4° WEST 47.51 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE WESTERLY 200 ACRES OF THE ABOVE DESCRIBED TRACT.

ALSO EXCEPTING THEREFROM ANY PORTION LYING NORTHERLY OF THE AGREED BOUNDARY LINE AND BOUNDED WESTERLY BY LINE, RUNNING NORTH 28° 30" EAST FROM THE WESTERN TERMINUS OF SAID LINE AS ESTABLISHED BY AGREEMENT BETWEEN THE UNION OIL COMPANY OF CALIFORNIA AND THE GRAHAM-LOFTUS OIL COMPANY, RECORDED JUNE 10, 1905 IN BOOK 120, PAGE 223 OF DEEDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY DEED RECORDED JUNE 28, 1940 IN BOOK

1051, PAGE 301 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY OF SAID LANDS OWNED BY UNION OIL COMPANY OF CALIFORNIA, WHICH WESTERLY BOUNDARY IS ALSO THE EASTERLY BOUNDARY OF THAT CERTAIN 200-ACRE TRACT CONVEYED BY SAID UNION OIL COMPANY OF CALIFORNIA TO GEORGE CHAFFEY BY DEED DATED APRIL 25, 1899, RECORDED JUNE 20, 1899 IN BOOK 44, PAGE 79 OF DEEDS, WHICH POINT OF BEGINNING IS THE POINT OF INTERSECTION OF THE AFORESAID WESTERLY BOUNDARY WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF CENTRAL AVENUE AS THE SAME EXISTED ON MAY 23, 1940 BETWEEN BERRY STREET AND BREA CANYON ROAD; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 73° 32' 24" WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF SAID CENTRAL AVENUE AT SAID POINT OF INTERSECTION (ASSUMED AND TAKEN TO BEAR NORTH 15° 11' 16" EAST), A DISTANCE OF 839.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 10' 11" EAST A DISTANCE OF 1250 FEET; THENCE SOUTH 89° 49' 49" EAST A DISTANCE OF 500 FEET; THENCE SOUTH 65° 23' 11" EAST A DISTANCE OF 604.15 FEET; THENCE SOUTH 0° 10' 11" WEST A DISTANCE OF 1000 FEET; THENCE NORTH 89° 49' 49" WEST A DISTANCE OF 1050 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO BREA CHEMICALS, INC. , BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" x 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" x 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2' x 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2' x 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2' x 2" STAKE AND THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN DEED TO THE BREA-OLINDA UNIFIED SCHOOL DISTRICT OF ORANGE COUNTY, CALIFORNIA, RECORDED SEPTEMBER 11, 1968 IN BOOK 8716, PAGE 437 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN PARCEL 1 OF THE DEED TO THE CITY OF BREA RECORDED JANUARY 16, 1969 IN BOOK 8846, PAGE 971 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS A6471-4, A6471-5, A6471-6 AND A6471-7 OF THAT CERTAIN FINAL ORDER OF CONDEMNATION, SUPERIOR COURT CASE NO. 156220, A CERTIFIED COPY OF WHICH WAS RECORDED SEPTEMBER 29, 1970 IN BOOK 9417, PAGE 364 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS 1 AND 2 AS SHOWN ON PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, TOGETHER WITH THE WEST HALF OF ASSOCIATED ROAD, 80.00 FEET WIDE, AS SHOWN SAID PARCEL MAP NO. 86-243. ADJOINING SAID PARCELS 1 AND 2 ON THE EAST, AND BOUND NORTHEASTERLY BY THE NORTHEASTERLY LINE OF SAID PARCEL MAP NO. 86-243, AND BOUND SOUTHERLY BY THE CENTERLINE OF LAMBERT ROAD AS SHOWN ON SAID PARCEL MAP NO. 86-243.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF PARCEL MAP NO. 83-1179, AS SHOWN ON A MAP FILED IN BOOK 218, PAGES 1 THROUGH 4 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12562, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 4 THROUGH 9 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12563, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 10 THROUGH 15 INCLUSIVE OF MISCELLANEOUS MAPS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN THE DEED TO THE CITY OF BREA RECORDED MARCH 29, 1996 AS INSTRUMENT NO. 19960153320 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “N 10°33'18"E 381.48' “ ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET THENCE NORTH 15°02'00" EAST 103.00 FEET THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243. SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33' 18"E 381.48' ;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000–054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86–243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “N 10°33'18"E 381.48" “ ON SAID RECORD OF SURVEY NO. 2001–1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86–243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET
THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86–243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “N10°33'18“E 381.48' “;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 3

THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM

THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48" 11" WEST 529.60 FEET TO A 2"×2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48" 16" WEST, 380.00 FEET TO A 2"×2" STAKE; THENCE NORTH 4° 11" 44" EAST 1750.00 FEET TO A 2"×2" STAKE; THENCE SOUTH 85° 48" 16" EAST 380.00 FEET TO A 2"×2" STAKE; THENCE SOUTH 4° 11" 44" WEST 1750.00 FEET TO A 2"×2" STAKE AND THE TRUE POINT OP BEGINNING.

THE ABOVE DESCRIPTION WAS COMPILED FROM INFORMATION SUPPLIED BY FIRST AMERICAN TITLE COMPANY PRELIMINARY REPORT NO. 2033601, DATED JUNE 15, 2000 AND PRELIMINARY REPORT NO. 2033661, DATED JUNE 21, 2002.

EXHIBIT “ ‘Al" SITE DEPICTION ", IS FOR INFORMATIONAL PURPOSES ONLY.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:
KATHLEEN SUSAN TETREAULT P.L.S.7297 MY LICENSE EXPIRES 12/31/2004
January 31, 2003 JN: 13207.00

ATTACHMENT “2”

LIST OF ENGINEERING FIRMS PER SECTION 2.1.9

Cawley, Gillespie & Associates, Inc.

DeGoIyer & McNaughton, Inc.

Notherland, Sewell & Associates, Inc.

Ryder Scott Company

ATTACHMENT 3

RELATED THIRD-PARTY EASEMENTS,
CONTRACTS AND LICENSE AGREEMENTS

(Oil Field Related Third Party Easements and License – TPEL)

Recording
Document Type	Date	Grantor	Grantee	Information
Right-of-Way	1/26/82	Union Oil Company of California	Mobil Oil Corporation	82-340271 Los Angeles County

License	8/21/67	Union Oil Company of California	Shell Oil Company	Unrecorded

License PSA	11/10/88	Union Oil Company of California	Shell Western E&P Inc.	Unrecorded

Easement	7/27/62	Union Oil Company of California	Boy Scouts of America, Los Angeles Area Council	8/1/62 6245/654

Easement	9/13/84	Union Oil Company of California	City of Brea	10/11/84 84-421551

Easement	9/10/85	Union Oil Company of California	City of Brea	10/7/85 85-382994

Easement	9/2/86	Union Oil Company of California	Brea H.O.P.E. Inc.	10/1/86 86-459482

Easement	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153323

Easement	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153324

Easement	1/26/82	Union Oil Company of California	Mobil Oil Corporation	3/31/82 Inst. 82-340271 [Los Angeles County]

Easement	8/21/67	Union Oil Company of California	Shell Oil Company	N/A

Easement	11/10/88	Union Oil Company of California	Shell Western E&P Inc.	N/A

Easement	4/1/58	Union Oil Company of California	The Metropolitan Water District of Southern California	5/21/58 4291/400

Easement for Oil Wells	10/16/58	Collier Carbon and Chemical Corporation	Union Oil Company of	11/3/58 4470/10

1

ATTACHMENT 3

Recording
Document Type	Date	Grantor	Grantee	Information
California

Non-Exclusive Easement and Right-of-Way	7/27/62	Union Oil Company of California	Boy Scouts of America, Los Angeles Area Council	8/1/62 6245/654

Right-of-Way	10/2/62	Union Oil Company of California	Southern California Edison Company	1/18/63 6399/705

Grant of Easement	9/18/78	Union Oil Company of California	Southern California Edison Company	2/5/79 13024/1157

Grant of Easement	5/17/88	Union Oil Company of California, dba UNOCA1	Southern California Edison Company	6/7/88 Inst. 88-268095

Easement	9/15/95	Union Oil Company of California, dba UNOCA1	UNOCAL California Pipeline Company	10/25/95 Inst. 19950473641

Grant of Easement	12/11/95	Union Oil Company of California, dba UNOCA1	Southern California Edison Company	1/4/96 Inst. 19960004773

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153322

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153323

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153324

Easement	5/7/96	Nuevo Energy Company	Union Oil Company of California dba UNOCA1	5/26/96 Inst. 19960254739

Pipeline Right- Of-Way	5/12/02	The Sterns Ranchos Company	Pacific Coast Oil Company	6/25/02 Do not have recording info.

License	5/1/59	Union Oil Company of California	Shell Oil Company	Do not have recording info.

Any other Third Party Easement or License disclosed in Preliminary Title Report #OR-2252674, dated September 13, 2002, First American Title Company.

2

ATTACHMENT 3

ADDITIONAL CONTRACTS AND GIFT DEED

1.	Memorandum of Understanding between Nuevo, County of Orange and City of Brea dated December 10, 2002 regarding pre-annexation.

2.	Development Agreement dated December 19, 2002, between Nuevo and County of Orange.

3.	Impact Mitigation Agreement between Brea Olinda Unified School District and Nuevo dated as of October 28, 2002.

4.	Gift Deed dated January 30, 2003 from Nuevo to the Brea-Olinda Unified School District Conveying 0.425 acres, recorded on February 25, 2003 as Instrument No. 2003000207265 in the official records of Orange County.

3

Attachment

Brca Field Development Accommodation Program

Agency
	Duration		Responsible		Approval
Cost (S)	Activity	Category	Party	Action	Required
PRE-PHASE I Initial Activity
170,000	7weeks	G,T	Nuevo	Preliminary Engineering Design: Pipelines, Tank Farms, Utilities, Power System
300,000	7weeks	T	Nuevo	SCAQMD Permitting: Tank Farm(s), Compressors, Pumps, Vessel, etc.	SCAQMD
	3months	R	Developer	Re-vegetation of Open Space (Reference Schedule E)	USA COE
3,061,500	36weeks	A.B.C.D.E	Nuevo	Begin Procurement: Tanks, Vessels, Pipe, Transformers, Pumps
1,830,000	20weeks	G	Nuevo	Detailed Engineering Design
2,080,000	20weeks	M,0	Nuevo	Initial Abandonment of Idle Wells & Re-Abandonments (25 Total) Covering All Phases of Project (Reference
				Well Work Listing - Schedule B)	CALDOGGR
PRE-PHASE I Intermediate Activity
3,061,500	36weeks	A,B,C,D,E	Nuevo	Continue Procurement: Tanks, Vessels, Pipe, Transformers, Pumps
1,908,200	4months	R	Nuevo	Remediation Required by EIR (Reference Schedule D)	OCHCA
	4weeks	G	Nuevo	Building Permits: Tanks, Power System, Vessels	BLDGDEPT
Removal of Infrastructure within Development Area (Reference Drawings BO-200-2003, 2004, 2005) and Initial
1,150,000	13weeks	I,M	Nuevo	Abandonment of Active Wells (17 wells) for Phase I (Reference Well Work Listing - Schedule B)	OCHCA
1,000,000	30weeks	A.C.F	Nuevo	Begin Construction of Field Infrastructure
1,000,000	30weeks	D	Nuevo	Begin Construction of Power System
456,000	19wweks	B	Nuevo	Construct Expanded Tonner Canyon Tank Facility	SCAQMD
			Developer	Tentative Map (needed prior to grading)
PRE-PHASE I Final Activity
1,661,000	30weeks	A,C,F	Nuevo	Construct Field Infrastructure
			Developer	Corehouse Demolition
1,840,000	30weeks	D	Nuevo	Construct Power System
500,000	4 weeks	L	Nuevo	Temporary Removal of Equipment for Accommodated Wells (46 wells) for Phase I in Development and Grading
Areas (Reference Well Work Listing - Schedule B)
3,417,936	9months	I,R	Nuevo	2ast Naranjal Tank Farm Demolition & Remediation	OCHCA
PHASE I
			Developer	Grading to include line and grade for wells and associated permanent infrastructure
2,135,000	17 weeks	P	Nuevo	Raise/Lower Wellheads of All Phase I Accommodated Wells (46 Wells) (Reference Well Work
Listing-Schedule B)
165,000	4 weeks	M,O	Nuevo	Final Abandonment of Phase I Wells (35 Idle, Re-Abandonments & Active WellsX Reference Well Work Listing -
				Schedule B)	CALDOGGR
1,941,000	17 wwks	L	Nuevo	Accommodation for Phase I Accommodated Wells (46 Wells) ( Reference Well Work Listing - Schedule B)
225,000	13 weeks	I,R	Nuevo	Removal of Infrastructure (Reference Drawings BO-200-2003, 2004, 2005) within Development Area and Initial
200,000	4 weeks	I,L	Nuevo	Abandonments of Active Wells (8 wells) for Phase II (Reference Well Work Listing - Schedule B)	CALDOGGR
Temporary Removal of Equipment for Accommodated Wells (21 wells) for Phase II (Reference Well Work
Listing - Schedule B)
PHASE II
			Developer	Grading to include line and grade for wells and associated permanent infrastructure
900,000	17 weeks	P	Nuevo	Raise/Lower Wellheads of All Phase II Accommodated Wells (21 Wells) (Reference Well Work Listing -
chedule B)
85,000	4 wwks	M,O	Nuevo	Final Abandonment of Phase II Wells (14 Idle, Re-Abandonments & Active WellsX Reference Well Work
				Listing - Schedule B)	CALDOGGR
1,018,000	17 weeks	L,H	Nuevo	Accommodation for Phase II Accommodated Wells (21 wells) ( Reference Well Work Listing - Schedule B)
100,000	4 weeks	I,R	Nuevo	Removal of Infrastructure and Initial Abandonment of Active Wells (3 wells) for Phase III Reference
				Well Work Listing - Schedule B)	CALDOGGR
PHASE III
			Developer	Grading to include line and grade for wells and associated permanent infrastructure
92,000	1 week	M,O	Nuevo	Final Abandonment of Phase III Wells (4 idle and active wells) (Reference Well
				Work Listing - Schedule B)	CALDOGGR
84,000	4 weeks	S	Nuevo	Seismic Sensor Installation	BLDGDEPT

Schedule A

Accommodation Categories

Activity	Brea
Code	Accommodation Costs	($M)
	Infrastructure
A	Water flood	695
B	Production Gathering	2,822
C	Gas Collection	2,296
D	Electrical	5,247
E	Taxes / Freight	1,060
F	Misc.(NDE&Cathodic Protection)	300
G	Engineering	2,000

	Total Infrastructure	14,420

	Other
H	Noise Control, Fencing, & Screens	600
I	Demolition	1,000
J	New Warehouse	76
L	PCP or SPS Units (46)	2,875
M	Well Abandonments (46)	2,760
O	Well Reabandonments (10)	1,000
P	Raise / Lower Wellheads (74)	3,039
R	Soil Remediation	3,850
S	Seismic	80
T	Permits	300

	Total - Other	15,580

	Grand Total	30,000

Schedule B

Well Work Listing

	Abandonments
Development				Vaulted	Peripheral
Phase	Idle Wells	Active Wells	Reabandonments *	Wells	Wells
1	EN 17	EN 16	EN 1	EN 26	36 RD
1	EN 18	32 RD	EN 2	46	52
1	33	34	35	79	52 A
1	40	51 A	39	89	55
1	50	75 RD	92	90	55 A
1	51	91		147	73
1	152	144		148	160
1	199	165		150	163
1	215	207		151	173
1	216	208		153	174
1	257	218		171	196
1	268	244		198	206
1	284	258		221	209
1		283		232	210
1		301		256	213
1		304		269	222
1		309		285	223
1				287	224
1				288	225
1				292	249
1				294	282
1				159	302
1				217 RD2
1				247
2	145	80	17	87	37
2	146	81 RD	41	134	74
2		88	42	180	133
2		100	44	211	141
2		164		230	168
2		178		259	176
2		203		276	177
2		251		281	181
2				293	190
2					219
2					220
2					241
2
2
2
2
2
2
2
2
3	197	130
3		192
3		194

Total Wells	16	28	9	33	34

* Reabandonments subject to verification of need

Schedule C

Drawing List

Drawing Number	Drawing Title
BO-200-2001	Conceptual Pipeline/Electrical Corridor
BO-200-2003	Existing Oil Gathering System for Real Estate Development
BO-200-2004	Existing Gas Gathering System for Real Estate Development
BO-200-2005	Existing Water Injection System for Real Estate Development

Schedule D

Remediation Required By EIR (Nuevo)

As set out in the approved Remedial Action Plan
submitted December 16, 1999, as amended
October 3, 2001, December 27, 2001 and January 13, 2003

Schedule E

Re-Vegetation Of Open Space

As set out in the Biological Assessment included within the
Biological Opinion dated December 30, 2002 as used by
the US Army Corps of Engineers in its Section 404 Permit

PURCHASE AND SALE AGREEMENT

BETWEEN

NUEVO ENERGY COMPANY

AND

BLACKSAND PARTNERS, L.P.

REVISED 2/27/03
2:15 P.M.

PURCHASE AND SALE AGREEMENT

BETWEEN

NUEVO ENERGY COMPANY

AND

BLACKSAND PARTNERS, L.P.

Page
ARTICLE 1 DEFINITIONS, APPROVALS AND CONSIDERATION	1
1.1 Definitions	1
1.2 Governmental Approvals	8
1.3 Consideration	8
ARTICLE 2 PURCHASE PRICE	8
2.1 Purchase of the Property Interests	8
2.2 Purchase Price	8
2.3 Intentionally Omitted	11
2.4 Intentionally Omitted	11
2.5 Buyer’s DD Period; Return of Documents	11
2.6 Conditions to Close	13
ARTICLE 3 REPRESENTATIONS AND WARRANTIES; AS IS PURCHASE; DISCLAIMERS AND REQUIRED DISCLOSURES; GOVERNMENTAL APPROVALS AND COMPLIANCE; DEVELOPMENT COSTS, TAXES AND ASSESSMENTS; INSURANCE; INDEMNITIES	13
3.1 A. Authorization of Buyer	13
3.2 Covenants by Buyer; “AS IS” Purchase	19
3.3 Development Costs, Taxes and Assessments	22
3.4 Insurance	22
3.5 Release and Indemnity	25
3.6 Seller’s Indemnity	31
ARTICLE 4 FURTHER DOCUMENTATION	32
4.1 Grant Deed	32
4.2 Natural Hazard Zones	32
4.3 Development Declaration, PAPA, and Nuevo Grant of Easements to Buyer	32
4.4 Non-Exclusive Assignment of Contract Rights and Bill of Sale	32
4.5 Repository Instructions to Buyer’s General Partner’s Counsel	32
4.6 Development Declaration Covering the Development Areas and Remainder Parcels.	32
ARTICLE 5 GENERAL PROVISIONS	33
5.1 Notices	33
5.2 Payments; Interest; Liens	34
5.3 Intentionally Omitted	35
5.4 Signing of Documents	35
5.5 Captions	35
5.6 Governing Law and Venue	35
5.7 Time of the Essence; Successors and Assigns	35
5.8 Remedies	35
5.9 Arbitration/Attorneys’ Fees	36
5.10 Severability	37
5.11 Gender and Number	37
5.12 Brokerage Commission	37
5.13 Waiver of Jury Trial	37

i

Page
DESCRIPTION
EXHIBIT “A”	LEGAL DESCRIPTION OF THE PROPERTY INTERESTS
EXHIBIT “B”	REPOSITORY INSTRUCTIONS TO BUYER’S GENERAL PARTNER’S COUNSEL
EXHIBIT “C”	NON-EXCLUSIVE ASSIGNMENT OF NUEVO’S CONTRACT RIGHTS AND BILL OF SALE
EXHIBIT “D”	GRANT DEED
EXHIBIT “E”	NATURAL HAZARD ZONES
EXHIBIT “F”	EXCLUDED INTERESTS AND RETAINED OBLIGATIONS
EXHIBIT “G”	RIGHTS-OF-WAY AND CONTRACTS
EXHIBIT “H”	LIST OF KNOWN OIL WELLS AND DEPICTION OF RETAINED PROPERTIES
EXHIBIT “I”	PAYMENT AND PERFORMANCE AGREEMENT INCLUDING ACCOMMODATION AND REMEDIATION PROGRAM
EXHIBIT “J”	ASSUMPTION OF OBLIGATIONS
EXHIBIT “K”	EASEMENT AGREEMENT (NUEVO TO BUYER)
EXHIBIT “L”	DEVELOPMENT DECLARATION
EXHIBIT 2.2.2.	2002 HISTORICAL COSTS AND EXPENSES

PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is made this 28th day of February, 2003, by and between NUEVO ENERGY COMPANY, a Delaware corporation (“Nuevo” of “Seller”), and BLACKSAND PARTNERS, L.P., a Texas limited partnership (“Buyer”), upon the following terms and conditions:

RECITALS

     A. Seller is the owner of those certain parcels of real property (“Land” or “Property” as defined in 1.1.29), consisting of approximately 810 acres, located in the County of Orange, State of California, and all the mineral interests therein (“Property Minerals” as defined in Section 1.1.44) more fully described in Exhibit “Al,” and is also the owner of (i) certain mineral interests in the Adjacent Property (defined in Section 1.1.4) as more fully described in Exhibit “A2,” (ii) certain mineral interests in the District Property (defined in Section 1.1.13) as more fully described in Exhibit “A3” and (iii) certain interests in other fee minerals as more fully described in Exhibit A4. The Property Minerals and the interests described in (i) through (iii) above, are collectively referred to herein as “Minerals” (as defined in 1.1.33). A depiction of the Land is attached as Exhibit “A5.”

     B. Seller has already taken steps toward the preparation of a portion of the surface of the Property for development (“Project” as defined in 1.1.42), including the submission of certain governmental approval documents for approval of the Project. Upon the execution hereof, Seller and/or the purchaser of the Project (“Developer”), shall retain all rights and responsibilities for the continued processing of such governmental approval documents, subject only to any right of Buyer contained in the Payment and Performance Agreement (“PAPA”) attached hereto as Exhibit “I.”

     C. Buyer desires to purchase the Property Interests (defined in Section 1.1.43) from Seller and Seller desires to sell the Property Interests to Buyer on the terms and conditions hereinafter set forth, including the repository instructions to Buyer’s general partner’s counsel (“Repository Instructions”) attached hereto as Exhibit “B.”

ARTICLE 1
DEFINITIONS, APPROVALS AND CONSIDERATION

1.1	Definitions.

     1.1.1 “A Final Map” or “Level A Final Map” shall mean a final tract map of the Property, showing the Development Areas, Retained Properties and Remainder Parcels as separate, legal parcels under the Map Act. Level B Final Map shall mean a “final map” of a Development Area as defined in the Map Act and a Level B Tentative Map shall mean a “tentative map” of a Development Area as defined in the Map Act (commonly referred to as subdivision maps).

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     1.1.2 “Adjacent Grant Deed” shall mean the grant deed from Seller to Brea Walden, LLC, dated October 3, 2001, and recorded with the County on October 9, 2001 as Instrument No. 20010710856.

     1.1.3 “Adjacent Minerals” shall mean the items described in Reservations A and B of the Adjacent Grant Deed.

     1.1.4 “Adjacent Property” shall mean the real property described in Attachment 1 to the Adjacent Grant Deed (and exclusive of the property described in Reservations A through E to the Adjacent Grant Deed).

     1.1.5 “Appurtenant Interests” shall mean the following:

          1.1.5.1 All of Seller’s mineral fee interests, royalties, rights to receive royalties under existing oil, gas and/or mineral leases, rights to take royalties, and overriding royalties, and working interests in kind and all other types of interests, whether vested, contingent, reversionary or otherwise, in oil, gas and all other minerals of any nature whatsoever lying on, at or near the surface or at any depths or intervals below the surface, in the Property (collectively, the “Property Minerals”).

          1.1.5.2 All of Seller’s rights, title and interest in rights-of-way, easements, permits, plans, franchises, licenses, servitudes, surface leases, and real estate use and occupancy rights and agreements of every kind and character in, on, across, adjoining or abutting or in any other way relating to the Property and Adjacent Property in connection with, relating to or arising out of Oil Operations (collectively, the “Rights-of-Way”), specifically including, without limitation, those certain rights-of-way (a) listed in Exhibit “G,” which to the best of Seller’s knowledge (as defined in Section 3. IB) include all of the material rights-of-way pertaining to the Oil Operations, and (b) granted in the Easement Agreement. Certain of the Rights-of-Way pertain to operations and activities affecting both the Property Interests and the surface estate of the Land. In those instances, Buyer shall be conveyed a non-exclusive interest in any such Right- of-Way as designated on Exhibit “G”.

          1.1.5.3 All of Seller’s rights, title and interest in all contracts and agreements relating to the Minerals and Oil Operations, as amended from time to time (collectively “Contracts”), specifically including without limitation, those certain Contracts listed in Exhibit “G,” which to the best of Seller’s knowledge (as defined in Section 3.IB) include all of the Contracts pertaining to the Minerals.

          1.1.5.4 All of Seller’s fixtures, equipment (including but not limited to gas turbines, gas processing equipment and oil blending equipment) and personal property associated with the Minerals and Oil Operations (collectively, the “Equipment”).

          1.1.5.5 All claims and causes of action in favor of Seller, now existing or hereafter arising, from or in any way pertaining to Minerals, or in any way pertaining to, arising from or attributable to the development, production and/or sale of oil, gas and/or other minerals from the Minerals or Oil Operations, to the extent such claims or causes of action arise from factors occurring on or subsequent to the Effective Date (collectively, “Claims”). All Claims,

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including Claims for refunds, adjustments, income or contribution arising prior to the Effective Date shall, unless otherwise specified in this Agreement, be retained by Seller.

          1.1.5.6 All of Seller’s interest in (i) licenses, permits, authorizations, and approvals issued by Governmental Agencies respecting and relating to the Minerals or Oil Operations; and (ii) plans and third party reports, specifications and surveys of the Minerals (collectively, “Rights”).

     1.1.6 “Close” or “Closing” shall mean the contemporaneous payment of the Purchase Price from Buyer to Seller and the recordation of documents with the County Recorder, as described in the Repository Instructions.

     1.1.7 “County of Orange” or “County” shall mean Orange County, California, and any City within the County, as applicable. “City” shall mean Brea, California.

     1.1.8 “Developer” shall mean Seller as the initial applicant to Governmental Agencies for development of the Project or any entity (or entities, collectively and individually) which subsequently acquires all or any portion of the surface fee interest in the Land for the purpose of developing all or part of the Project.

     1.1.9 “Development Areas” shall mean those portions of the Property designated for improvements by Developer in connection with the Project, all as shown in the final Area Plan, the A Final Map or any Level B Final Map.

     1.1.10 “Development Declaration” shall mean the Development Declaration attached as Exhibit “L.”

     1.1.11 “Development Documents” as used in this Agreement or in any of the documents described in the Article hereof entitled “Further Documentation” shall mean this Agreement (with all its exhibits), together with each and every document described in such Article and shall include without limitation the (a) Non-Exclusive Assignment of Nuevo’s Contract Rights and Bill of Sale, (b) Grant Deed, (c) PAPA, (d) Easement Agreement, (e) Development Declaration and (f) Repository Instructions. All of the definitions contained in any of the Development Documents, unless stated otherwise in this Agreement, are incorporated herein by reference.

     1.1.12 “DD Period” shall mean that certain DD period during which Buyer satisfied itself as to the suitability of the Oil Operations and Property Interests for their intended purpose and use.

     1.1.13 “District Property” shall mean the real property conveyed to the Brea-Olinda Unified School District (“District”) pursuant to that certain Impact Mitigation Agreement between Seller and the District, dated as of October 28, 2002, as described in the grant deed (the “District Deed”) from Seller to the District, a copy of which has been provided to Buyer. “District Minerals” shall mean the items described in Reservations A and B of the District Deed.

     1.1.14 “Effective Date” shall mean January 1, 2003.

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     1.1.15 “Environmental Laws” shall mean “Environmental Laws” as defined in Section 3.5.7.

     1.1.16 “Excluded Interests” shall mean those interests more fully described in Exhibit “F1.”

     1.1.17 Subject to Exhibit “I,” “Exclusive Use Areas” for individual wells, including injector wells, shall mean those areas within the Development Areas around and immediately contiguous to Oil Wells (including newly drilled wells after the Close) which are for the exclusive use of Buyer for its Oil Operations, including, but not limited to, operating, pulling and reworking of Buyer’s Oil Wells and for the repair, maintenance or other operations on any pipeline, electrical facilities or any other Facility used in connection with Buyer’s Oil Operations. Said Exclusive Use Areas are each anticipated to be approximately (a) ten feet (10’) by ten feet (10’) in the Development Areas and (b) sixty feet (60’) by ninety feet (90’) in the Open Space Areas.

     1.1.18 “Retained Obligations” shall mean (a) any obligations or duties under the Hover Agreement as set forth on Exhibit “F2,” including the obligation to plug or abandon wells or perform other remedial work, (b) the obligations and liabilities relating to or arising from the matters set forth on Exhibit “F3,” and (c) the obligations and liabilities relating to or arising from that certain Impact Mitigation Agreement described in 1.1.13.

     1.1.19 “Finished Grading” shall mean the grading of the Property, from time to time, in accordance with the Level B Tentative Maps, which will have been approved by the appropriate Governmental Agency.

     1.1.20 Intentionally Omitted.

     1.1.21 “Governmental Agency” or “Governmental Body” shall mean the State of California (“State”) and any governmental body of the State, and shall also include all “public” and “quasi-governmental” entities within the State and any federal agency or body with jurisdiction over the Land, Property Interests and/or Oil Operations, or any portion thereof, for any reason or purpose.

     1.1.22 “Governmental Approval Documents” shall mean any and all agreements, documents, applications, requests, submissions, correspondence and/or writings of any nature submitted to, approved and/or engendered or prepared by a Governmental Agency in connection with the Governmental Approval(s).

     1.1.23 “Governmental Approvals” means any and all governmental approvals, permits, rights and/or entitlements of any nature whatsoever requested from or granted by any Governmental Agency in connection with, relating to or arising out of Oil Operations.

     1.1.24 “Grant Deed” shall mean the executed and recordable deed conveying the Minerals and Rights-of-Way to Buyer, generally in the form attached as Exhibit “D.”

     1.1.25 “Hazardous Substance” shall mean “Hazardous Substance” as described in Section 3.5.

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     1.1.26 “Hover Agreement” shall mean that certain agreement for the purchase and sale of the Adjacent Property between Seller and Brea Walden, LLC dated September 28, 2001, as amended, including without limitation, the escrow instructions and other exhibits contained therein.

     1.1.27 “Information” shall mean those items of information and materials described in Section 2.5.1.

     1.1.28 Subject to Exhibit “I,” “Joint Use Areas” for individual wells shall mean those areas in the Development Areas around and immediately contiguous to the Exclusive Use Areas which are for the joint use of Buyer, or Buyer’s successors in interest, and Developer and which may be used by Buyer for its Oil Operations e.g., among other things, to pull and rework Buyer’s Oil Wells, lay, construct, maintain, operate, repair, renew, change the size of and remove pipelines and electrical and other Facilities, together with valves and other necessary appurtenances, for the transportation of oil, petroleum, gas, gasoline, water and other substances, over, across, along, through, in and under the Property. Said Joint Use Areas are each anticipated to be approximately sixty feet (60’) by ninety feet (90’).

     1.1.29 “Land” or “Property” shall mean the real property, consisting of approximately 810 acres, located in the County, depicted in Exhibit “A5.”

     1.1.30 “Map Act” shall mean the California Subdivision Map Act (Cal. Gov. Code §§66410 et seq.).

     1.1.31 “Grading” shall mean the rough excavation of the Property, as required by Developer’s development of the Project (including temporary water and power, fencing, demolition, clearing and grubbing, and erosion, dust and vector control during the period of such grading work). Grading will include bringing the lots to blue top staked rough grade elevations and street sections to the established rough grade sections, ready for utilities. “Grading Plan” shall mean the rough grading plan approved for the Project by the appropriate Governmental Agencies.

     1.1.32 “Material,” as used in Sections 3.1.9, 3.1.17, 3.1.18, and 3.1.19 respectively, shall mean an aggregate amount in excess of $500,000 for the matters set forth in each such section individually.

     1.1.33 “Minerals” shall mean the Property Minerals, Adjacent Minerals, District Minerals and Other Minerals, collectively.

     1.1.34 “Oil Operations” shall mean “to operate and service” each of Seller’s present and future oil wells and related oil field Facilities on the Land, as defined in Section D2 of Exhibit “K.”

     1.1.35 “Oil Wells” shall mean the Oil Wells shown on Exhibit “H,” and any newly drilled wells after the Close.

     1.1.36 “Open Space Areas” shall mean those portions of the Property designated for open space within the Remainder Parcel(s), in the final Area Plan or the Level A Final Map.

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     1.1.37 “Operator” shall have meaning prescribed in the PAPA which is attached at Exhibit “I.”

     1.1.38 “Other Minerals” shall mean those mineral interests, more fully described in Exhibit “A4.”

     1.1.39 “PAPA” shall mean the Payment and Performance Agreement attached as Exhibit “I.”

     1.1.40 Intentionally Omitted.

     1.1.41 “Party” or “party” shall mean Seller or Buyer.

     1.1.42 “Project” shall mean that certain project (a) described in the following documents: (i) EIR No. 581, SCH No. 2001031137, for the Tonner Hills Planned Community, dated April, 2002, approved by the County as lead Agency on November 19, 2002, as amended and/or modified from time to time (“EIR”), (ii) Planned Community 2001-01, (iii) Development Agreement ZC01-01, (iv) Tonner Hills Area Plan and (v) Biological Opinion dated December 30, 2002, as used by the U.S. Army Corps of Engineers in its Section 404 Permit and/or (b) all of Seller’s rights, title and interest therein as of the Close, as the context in this Agreement requires.

     1.1.43 “Property Interests” shall mean, collectively, all of Seller’s rights, title and interest in the Minerals and the Appurtenant Interests (and any and all of Seller’s duties and obligations in connection therewith) EXCEPT for (a) those rights, title and interests which Seller is prohibited or restricted, in whole or in part, by (i) any statute, law, ordinance, rule, regulation, order or notice of any Governmental Agency or (ii) any contractual arrangement or agreement, from transferring, selling or conveying, or (b) the Excluded Interests. The Excluded Interests are described in Exhibit “F.”

     1.1.44 “Property Minerals” shall mean all oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons, of every type and nature, by whatsoever name known, geothermal steam and all products derived from any of the foregoing, that may be within or under the Land as set forth as the Grant Deed.

     1.1.45 “Purchase Price” shall mean the purchase price described in Section 2.2.

     1.1.46 “Release” shall mean and include any accidental or intentional spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping or disposing into the air, land, surface water, ground water or the environment of any Hazardous Substance (including, without limitation, the abandonment or discarding of receptacles containing any Hazardous Substance).

     1.1.47 “Remainder Parcels” shall mean all those portions of the surface fee interest in the Land (exclusive of that portion of the Property Minerals lying therein or thereunder) not shown as Development Areas on the final Area Plan or the Level A Final Map.

     1.1.48 “Retained Properties” shall mean those surface fee parcels (exclusive of that portion of the Property Minerals lying therein or thereunder) to be used for continuing Oil

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Operations (defined in Exhibit “K”) within the Remainder Parcel(s), all as depicted on Exhibit “H,” which shall be shown on the final Area Plan or Level A Final Map.

     1.1.49 “Torch” shall mean collectively Torch Energy Advisors, Incorporated, and Torch Operating Company, Novistar, Inc. and Torch Energy Marketing, Inc., or any affiliate thereof or successor thereto.

     1.1.50 “Transaction” shall mean the transaction between Seller and Buyer contemplated by this Agreement.

     1.1.51 “Transaction Documents” shall mean all written, printed and tangible materials contained within the Information.

     1.1.52 “Transfer” shall mean any Sale or Transfer by Buyer, whether voluntary or involuntary, of any portion of any Property Interest or interest in Oil Operations or this Agreement.

     1.1.53 “Sale or Transfer” shall include any indirect transfer by way of merger, consolidation, stock sale, assignment, corporate reorganization or other conveyance by business arrangement of any ownership interest, of any sort whatsoever, in the Property Interests, Oil Operations, this Agreement, the Development Documents described herein and/or in any entity with an ownership interest herein or therein, including the sale, assignment, or other conveyance of any partnership or limited liability company interests or membership.

     1.1.54 “Unocal” shall mean Union Oil Company of California and/or Unocal California Pipeline Company.

     1.1.55 “Unocal Asset Purchase Agreement” shall mean that certain agreement for the purchase and sale of the assets of Union Oil Company of California and Union California Pipeline Company, between Seller and Unocal, dated February 16, 1996.

     1.1.56 “Well Abandonment and Oil Field Accommodation Program” or “Program” shall mean the oil well abandonment and oil well/facilities accommodation plan contained in the PAPA which specifies the Work in respect thereof that shall be performed by Seller and/or Buyer on the Property, whether currently or in the future, in accordance with California Division of Oil, Gas and Geothermal Resources (“CDOGGR”) and other Governmental Agency regulations, as set forth in Exhibit “I.”

     1.1.57 “Work” means all work, construction and/or improvements required of, or authorized to be done or constructed by, the Party identified as responsible therefor, or any other work initiated and/or completed by a Party.

     Unless defined to the contrary therein, all terms defined in this Agreement shall have the same meaning in all the Development Documents, and vice-versa.

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1.2	Governmental Approvals.

     Prior to the Close, Seller agrees, at Seller’s cost and expense, all as described elsewhere herein, to continue processing any Governmental Approval Documents necessary for continued Oil Operations.

1.3	Consideration.

     Buyer hereby acknowledges that Buyer is a sophisticated purchaser of minerals and properties for use in oil and gas operations, has sought advice from legal and environmental professionals on the terms herein, and has agreed to each and every provision hereof.

ARTICLE 2
PURCHASE PRICE

2.1	Purchase of the Property Interests.

     Seller agrees to sell and Buyer agrees to purchase the Property Interests and to Close this Transaction according to all the terms of this Agreement, including the Repository Instructions, or as otherwise agreed in writing by Seller and Buyer.

2.2	Purchase Price.

     The Purchase Price shall consist of:

     2.2.1 Basic Purchase Price.

                    The Basic Purchase Price shall be Fifty-Nine Million Dollars ($59,000,000) in cash to be paid to Seller by Buyer at the Close.

     2.2.2 Adjustment Amount.

     Notwithstanding anything to the contrary in this Agreement, Seller and Buyer agree that the Purchase Price shall be adjusted up or down as provided in this Section 2.2.2 as follows:

                    Increase. The Purchase Price shall be increased by the following amounts (without duplication):

                    (a) An amount equal to all of Seller’s customary and normal costs and expenses (the categories of costs and expenses for which adjustments shall be made are reflected in the 2002 historical cost and expense summary attached hereto as Exhibit 2.2.2.), including overhead, that are attributable to the Property Interests and/or Oil Operations for the period from the Effective Date to the Closing Date (the “Closing Period”), whether paid before or after the Effective Date, including those paid by Seller for bond and insurance premiums attributable to coverage during the Closing Period; and

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                    (b) An amount equal to all proceeds received by Buyer from whatever source derived that relate to the Property Interests or Oil Operations and are attributable to periods on or before the Effective Date.

                    Decrease. The Purchase Price shall be decreased by the following amounts (without duplication):

                    (a) An amount equal to the proceeds received by Seller for the sale of oil and/or gas production from the Minerals or otherwise from Oil Operations on or after the Effective Date, net of all applicable royalties and taxes not reimbursed to Seller by a purchaser of such production.

                    (b) An amount equal to all proceeds received by Seller from whatever source derived that relate to the Property Interests or Oil Operations and are attributable to periods on or after the Effective Date.

                    (c) An amount equal to the costs and expenses attributable to the Property Interests or Oil Operations that accrued prior to the Effective Date, if paid or assumed by Buyer. This amount shall be based upon the same categories as are set forth above under “Increase” in this Section 2.2.2.

                    As further guidance and instruction to Seller and Buyer regarding the Adjustment Amount, the Parties have agreed as follows:

                    2.2.2.1 Disposition of Accounts Receivable and Other Revenues. Revenue associated with the Property Interests, to the extent that such revenue is attributable to times prior to the Effective Date, and oil in tanks above the pipeline connections and oil and gas produced prior to such date shall not be sold to Buyer but shall remain the property of Seller. All storage tanks, if any, at the Property Interests shall be gauged as of 8:00 a.m. local time on the Effective Date to determine the amount of oil that is allocable to either Seller or Buyer. Buyer shall be deemed to have accepted the gauging as to quantity and gravity set at the gauging, as reflected in Seller’s records. Such gauging shall deduct reasonable and customary amounts for line-fill and tank bottoms necessary for operations. Seller shall sell to Buyer all oil and gas not otherwise sold to Buyer herein, including the oil deemed from such gauging to belong to Buyer, based on the price received by Seller in January 2003. To the extent Seller has sold its interest in any hydrocarbon production after the Effective Date and the Purchase Price is not adjusted therefor, Seller shall deliver the proceeds to Buyer promptly upon receipt.

                    2.2.2.2 Proration of Taxes. All taxes including but not limited to occupation, personal property, severance and other taxes and charges on any of the Property Interests, with the exception of the real estate and ad valorem taxes for periods prior to the Effective Date which are the sole responsibility of the Seller, shall be prorated as of the Effective Date. Seller shall pay all such items for all periods prior to such date and shall be entitled to all refunds and rebates with regard to such periods. In the event Buyer pays additional taxes or charges which are assessed upon or levied against any of the Property Interests after Closing with respect to the period prior to the Effective Date, Seller shall promptly reimburse Buyer the amount thereof upon presentation of a receipt of payment therefor. If Seller elects to challenge the validity of

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such assessment or levy, or any portion thereof, Buyer shall extend reasonable cooperation to Seller in such efforts, at no commercially unreasonable expense to Buyer.

                    Buyer shall be responsible for the determination and payment of any Transaction, sales, use and transfer tax, if any due, on the sale and purchase of the Property Interests and/or any tangible personal property hereunder, and for any increase in any taxes as a result of the Transaction and for any interest and/or penalties thereon, not the fault of Seller, as more fully described below.

                    To the extent Seller has sold its interest in any hydrocarbon production at or after the Effective Date and the Purchase Price is not adjusted therefor, Seller shall deliver the proceeds to Buyer promptly upon receipt.

                    2.2.2.3 Proration of Credits and Payment Obligations. All credits and payment obligations associated with the Property Interests, including but not limited to royalties, lease rentals, and other forms of contractual payments shall be prorated between Seller and Buyer as of the Effective Date. Seller shall be responsible for all such items accrued and owing prior to the Effective Date, and Buyer shall be responsible for and shall pay for all such items accrued and owing on and after such date.

                    2.2.2.4 Sales Tax and Use Taxes. Buyer shall be responsible for all sales, use, and similar taxes arising out of the sale of the Property Interests, if any. Buyer shall hold harmless and shall indemnify Seller for any sales or use taxes assessed against Seller by any taxing authority in respect of this Transaction, including the amounts of any penalties and interest as provided in Sections 3.5 and 5.2. After consultation with Buyer, any reasonable legal expenses incurred by Seller to reduce or avoid any of the aforementioned taxes, shall be paid or reimbursed by Buyer. Buyer shall make timely payment of any taxes required to be paid by it hereunder subject to any dispute or contest by Buyer with any taxing authority related to such taxes.

                    Should this Transaction constitute an isolated or occasional sale and not be subject to sales or use tax with any of the taxing authorities having jurisdiction over this Transaction, Seller agrees to cooperate with Buyer in demonstrating that the requirements for an isolated or occasional sale or any other sales tax exemption have been met, at no commercially unreasonable expense to Seller.

                    2.2.2.5 Closing Statement. Seller shall deliver to Buyer not less than five (5) Business Days before the Closing a statement (the “Closing Statement”) setting forth the adjustments to the Purchase Price provided in this Section 2.2.2 and using estimates where actual amounts are not known before Closing. The Closing Statement shall be prepared in accordance with customary accounting principles used in the oil and gas industry. Such Closing Statement shall be preliminary in nature and is subject to revision in accordance with the Audit described below. As used herein, the term “Business Day” shall mean a day other than Saturday or Sunday or any legal holiday for commercial banking institutions under the laws of the State of California.

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                    2.2.2.6 Payment of Adjustment Amount. The Adjustment Amount, determined pursuant to Section 2.2.2, shall be paid to Seller by Buyer in cash at the Closing.

                    2.2.2.7 Audit. The Adjustment Amount shall be subject to a final reconciliation by agreement of the Parties within ninety (90) days after the Close based upon a mutual audit (“Audit”) of the relevant books and records of Seller as of the Effective Date and the Closing Date, as described in Section 2.2.2.8 below. Any overpayment or underpayment determined pursuant to the Audit shall be disbursed by the appropriate Party to the other in cash within ten (10) Business Days after completion of the Audit.

                    2.2.2.8 Audit: Final Accounting.

                    (a) Settlement Statement. As soon as practical after completion of the Audit and, in any event, no later than ninety (90) calendar days after the Closing Date, Seller shall prepare and deliver to Buyer a statement (the “Final Settlement Statement”) setting forth the adjustments to the Purchase Price and the final Adjustment Amount. The Final Settlement Statement shall be prepared in accordance with customary accounting principles used in the oil and gas industry, and shall reflect all amounts shown on the Closing Statement. Within thirty (30) calendar days after Buyer’s receipt of the Final Settlement Statement, Buyer and Seller shall agree on the final accounting.

                    (b) Arbitration of Final Settlement. If Seller and Buyer cannot agree upon the Final Settlement Statement, the Los Angeles Office of a mutually-agreed accounting firm shall be designated to act as an arbitrator and to decide all points of disagreement with respect to the Final Settlement Statement, such decision to be binding on both parties. If such firm is unwilling or unable to serve in such capacity, Seller and Buyer shall attempt to, in good faith, designate another acceptable person as the sole arbitrator under this Section. If the parties are unable to agree upon the designation of a person as substitute arbitrator, then Seller or Buyer, or both of them, may in writing request the Judge of the United States District Court for the Central District of California senior in term of service to appoint the substitute arbitrator. The arbitration shall be conducted pursuant to the terms of Section 5.9.

                    (c) Payment. Upon the payment of any amounts due pursuant to the Final Settlement Statement, neither Seller nor Buyer shall have any further claims based on the division of ownership or division of expenses as set forth in this Section 2.2.2.

2.3	Intentionally Omitted.

2.4	Intentionally Omitted.

2.5	Buyer’s DD Period; Return of Documents.

     2.5.1 Seller has previously delivered or made reasonably available to Buyer written and other oral, printed and tangible materials relating to the Project, the Property Interests and Oil Operations (collectively, “Information”), including those located at (a) its Brea Data Room, 500 North Kraemer Boulevard, Brea, California, (b) its regional headquarters at 1200 Discovery Drive, Bakersfield, California, and other, related facilities in Bakersfield (including Information from its field office at 201 South Broadway, Orcutt, California, and other related facilities in

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Orcutt) and (c) its company headquarters at 1021 Main Street, Houston, Texas. Except as otherwise provided herein, Seller makes no representation or warranty regarding the accuracy or effectiveness of the Information so provided to Buyer. Except as otherwise provided herein, Buyer has previously satisfied itself with respect to, and has approved, the Information.

     2.5.2 Buyer had the DD Period to determine whether the Property Interests (and all matters pertaining thereto, including the use of all or a portion thereof) and Oil Operations are suitable for the uses for which they are contemplated to be used, and to obtain any final approval from Buyer’s board of directors, any partner, co-venturer, parent, affiliated entity, financial institution or the like (“Feasibility Matters”). Buyer has approved the Feasibility Matters. Among other things, during the DD Period, Buyer entered upon the Land and Property Interests from time to time for the purposes of its inspection and testing thereof and of the Oil Operations (“Inspection and Investigation”) described as follows:

                    (a) to inspect the Land to satisfy itself that the Land is satisfactory for use in Oil Operations,

                    (b) to inspect the condition of the Property Interests and Oil Operations by conducting customary soil, Mineral, geological, seismic, archaeological, biological, hydrological, drainage and other engineering, operations, and/or environmental or other physical tests,

                    (c) to review the title to the Property Interests and any underlying documents appearing of record against such title and to investigate all other portions of the Property Interests and Oil Operations, and/or

                    (d) to interview any other relevant sources of information about the Property Interests and Oil Operations, including Governmental Agencies.

Buyer was required to (a) defend and indemnify Seller for its Inspection and Investigation, and (b) vacate the Property Interests in substantially the same condition, without defects, as they existed prior to its entrance thereon. The Inspection and Investigation were conducted in lieu of any notice required by Section 25359.7 of the California Health and Safety Code, and Buyer hereby waives any requirement for a notice pursuant to that provision.

                    Buyer has approved the Inspection and Investigation, including without limitation, all soil and other physical and ALL OTHER CONDITIONS comprising the Feasibility Matters pertaining to the Land and all portions of the Property Interests and Oil Operations and the intended development of the Project with respect to Buyer’s use for Oil Operations.

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     2.5.3 If this Transaction fails to Close for any reason, to the extent in Buyer’s possession, the Information shall be returned to Seller within ten (10) days of the Transaction’s failure to Close.

2.6	Conditions to Close.

     Unless waived by Seller or otherwise provided herein, Buyer must meet all of the following conditions prior to the Close:

     2.6.1 Buyer must pay to Seller in cash (i) the Basic Purchase Price as set forth herein; and (ii) the Adjustment Amount, if any, as set forth in Section 2.2.2.

     2.6.2 Buyer shall have executed, acknowledged and deposited all other documentation required by this Agreement as follows: (a) the PAPA in the form of Exhibit “I,” (b) Development Declaration, in the form of Exhibit “L,” (c) the Repository Instructions in the form of Exhibit “B” with the counsel for Buyer’s General Partner, Kent G. Snyder, at the address for Notices shown in Section 5.1., (d) Grant Deed, in the form of Exhibit “D,” (e) Easement Agreement in the form of Exhibit “K,” and (f) the Non-Exclusive Assignment of Contract Rights and Bill of Sale in the form of Exhibit “C.”

                    Unless waived by Buyer or otherwise provided herein, Seller must meet all of the following conditions at the Close:

     2.6.3 Seller shall have (a) executed and acknowledged the Development Declaration in the form of Exhibit “L” and Grant Deed in the form of Exhibit “D” and (b) executed the Repository Instructions, the Non-Exclusive Assignment of Contract Rights and Bill of Sale in the form of Exhibit “C,” the PAPA in the form of Exhibit “I,” and the Easement Agreement in the form of Exhibit “K,” and deposited them all with Kent G. Snyder at his address for Notices shown in Section 5.1.

     2.6.4 Seller is not in material default under the Development Documents.

ARTICLE 3

      REPRESENTATIONS AND WARRANTIES; AS IS PURCHASE; DISCLAIMERS AND REQUIRED DISCLOSURES; GOVERNMENTAL APPROVALS AND COMPLIANCE; DEVELOPMENT COSTS, TAXES AND ASSESSMENTS; INSURANCE; INDEMNITIES

3.1	A. Authorization of Buyer.

                    Buyer shall provide Seller with a written instrument executed by an officer of Buyer and certified by its secretary or assistant secretary that (1) Buyer is in “good standing” and authorized to conduct its business in California, (2) the Transaction contemplated by this Agreement has been duly authorized by its Board of Directors, partners or constituent members in accordance with its Articles and By-Laws, Partnership Agreement and/or organizational documents, (3) the undersigned have the duly constituted authority to execute, deliver and perform this Agreement on behalf of Buyer; and (4) all information provided by Buyer to Seller as required herein, is accurate and correct as of the Close.

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     B. Seller Representations and Warranties.

                    Except for the Information or as otherwise disclosed to Buyer, for which no representation or warranty is made, Seller makes the following representations and warranties which shall be true and correct as of the Close and for a period of one (1) year. As used herein, the phrase “to the best of Seller’s knowledge” or “actual knowledge” means the actual knowledge of George Nilsen, Bruce Laverty, Phillip Gobe, David Leach, Phillip Sorbet, Brian Garber, Thomas Calhoun and/or Rufus Estis, without any independent investigation.

     3.1.1 Authorization.

                    Seller has full power and authority to enter into this Agreement and to perform all of its obligations hereunder, and has taken all action required by law and its governing instruments to authorize the performance of this Agreement by Seller. Each individual who has executed this Agreement on behalf of Seller has the right, power, legal capacity and authority to execute, deliver and perform this Agreement on behalf of Seller. To the best of Seller’s knowledge, no material consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or Governmental Agency is required to be obtained or made by Seller in connection with the execution, delivery, or performance by Seller of this Agreement, each other agreement, instrument, or document executed or to be executed by Seller in connection with the Transaction.

     3.1.2 Conflicting Agreements.

                    To the best of Seller’s knowledge, neither the execution or delivery of this Agreement, nor the consummation of the Transaction contemplated herein, will materially conflict with, or result in a significant breach of any material contract, license, lease, easement, document, instrument, undertaking or order to which Seller is a party or by which Seller is bound, or constitute a default thereunder, or except as contemplated herein, result in the creation of any lien or encumbrance upon the Property Interests.

     3.1.3 Violation of Law.

                    To the best of Seller’s knowledge, there is no condition affecting the Property Interests in material violation of any applicable law, statute or ordinance, nor will the Property Interests be in material violation at the Close.

     3.1.4 Property Interests.

                    To the best of Seller’s knowledge, Seller is not prohibited or restricted, in whole or in part, by statute, law, ordinance, rule, regulation, order or by notice of any Governmental Agency or any material contractual arrangement, except as to the Excluded Interests described in Exhibit “F,” from transferring its Property Interests.

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     3.1.5 Required Work.

                    To the best of its knowledge, Seller has not received, nor is Seller aware of, any written notification from any city, county, or state Governmental Agency having jurisdiction over the Property Interests requiring any work to be done on or affecting the Property Interests.

     3.1.6 Transaction Documents.

                    To the best of Seller’s knowledge, the Transaction Documents are true and correct copies and there are no other material documents or instruments which would constitute Transaction Documents that have not been made available to Buyer by Seller. To the best of Seller’s knowledge, the Transaction Documents contain all written, printed and tangible information within its possession which is material to the ownership of the Property Interests and the conduct of the Oil Operations thereon. Seller does not warrant or make any representation as to their accuracy or effectiveness for the purposes of Buyer’s use of or operation of the Property Interests or for Oil Operations or for any other purpose (or, consistent with Section 3.2, warrant the merchantability or fitness of the Property Interests for any purpose).

     3.1.7 Litigation.

                    To the best of Seller’s knowledge, there is no litigation or legal proceeding pending or threatened against Seller or the Property Interests except for Hills For Everyone vs. Orange County, Superior Court of the County, Case No. 02CC18652, filed December 18, 2002, which, among other things, seeks to invalidate certain Project governmental approvals. However, not withstanding the foregoing, to the best of Seller’s knowledge, there is no litigation or legal proceeding pending or threatened against Seller or the Property Interests which would materially and adversely affect Seller’s or Buyer’s ability to perform their respective obligations hereunder or Buyer’s use of the Property Interests or proposed conduct of the Oil Operations.

     3.1.8 Property Interests Defects.

                    To the best of Seller’s knowledge, there are no material, adverse latent defects or conditions, including, without limitation any environmental conditions, wetlands or endangered species on or about the Property Interests which would cause injury or damage to persons or property, or which would have a material adverse effect on Buyer’s use of the Property Interests or conduct of Oil Operations.

     3.1.9 No Hazardous Substance Activity.

                    To the best of Seller’s knowledge, no Material Hazardous Substance Activity, as defined in Section 3.5.7, except in connection with normal Oil Operations, has occurred on the Property Interests.

     3.1.10 No Created Rights to Acquire Property.

                    To the best of Seller’s knowledge, Seller has not created any rights in or right to acquire the Property Interests or any part thereof, in any person, firm or entity except to the extent of Buyer’s rights pursuant to this Agreement, and except as may be otherwise provided in

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this Agreement, as long as this Agreement remains in force, Seller will not, without Buyer’s prior written consent, lease, transfer, option, mortgage, pledge, or convey its interest in the Property Interests or any portion thereof.

     3.1.11 Access.

                    To the best of Seller’s knowledge, there are no facts or conditions which would prevent access to and from the Property Interests on existing highways and roads.

     3.1.12 Production Sales Contracts.

                    Subject to Section 5.33, to the best of Seller’s knowledge, there are no agreements or arrangements for the sale of production from the Minerals (including calls on, or other rights to purchase or production, whether or not the same are currently being exercised) other than contracts identified in Section 1.1.5.3 hereof and Seller is presently receiving a price for all oil production from (or attributable to) the Minerals covered by a contract as computed in accordance with the terms of such contract, and deliveries of production from the Minerals subject to such contracts are not curtailed substantially below the delivery capacity of such Minerals.

     3.1.13 Area of Mutual Interest and Other Agreements; Tax Partnerships.

                    To the best of Seller’s knowledge, the Minerals are not subject to (nor have related to them) (a) any area of mutual interest agreements, (b) any farm-out or farm-in agreements under which any party thereto is entitled to receive assignments not yet made, or could earn additional assignments after the Effective Date, and/or (c) any tax partnership.

     3.1.14 Payment of Expenses.

                    To the best of Seller’s knowledge, all expenses (including all bills for labor, materials and supplies used or furnished for use in connection with the Property Interests, and all severance, production, ad valorem, windfall profit and other similar taxes) relating to the ownership or operation of the Property Interests (and Oil Operations), have been, and are being, paid in the ordinary course of business by Seller, except such expenses and taxes as are disputed in good faith by Seller.

     3.1.15 Government Permits.

                    To the best of Seller’s knowledge, Seller has all material governmental licenses and permits necessary to own and operate the Property Interests (and conduct Oil Operations) as presently being owned and operated, and such licenses, permits and filings are in full force and effect and Seller has not received written notices of any material violations that have not been satisfied or addressed to Seller’s satisfaction in respect of any such licenses or permits.

     3.1-16 Reserve Report Information.

                    To the best of Seller’s knowledge, the information furnished by Seller to Buyer (at the time given) and to Ryder-Scott Company (at the time given) in connection with the

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preparation of the reserve report, dated as of December 31, 2001, does not contain inaccuracies or misrepresentations that would have a material adverse impact on the value of the Minerals as a whole.

     3.1.17 No Alienation.

     Within 120 days of the date hereof, Seller has not sold, assigned, conveyed, or transferred or contracted to sell, assign, convey or transfer any right or title to, or interest in, any Material leases of any Property Interests.

     3.1.18 No Oral Contracts.

                    To the best of Seller’s knowledge, Seller has not entered into any Material oral contracts with respect to a Property Interest which is still in force and effect.

     3.1.19 Preferential Rights and Consents to Assign.

                    To the best of Seller’s knowledge, there are no Material consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for Seller to consummate the Transaction without violating or breaching a material duty or obligation of Seller.

     3.1.20 Intentionally Omitted.

     3.1.21 Remediation Obligations.

                    With respect only to the Property Interests, each of Unocal and Seller has performed all its obligations under the Unocal Asset Purchase Agreement to perform Remedial Work and has performed all of the obligations assumed by it under the Unocal Asset Purchase Agreement in connection with Seller Environmental Liabilities, Buyer Environmental Liabilities, Environmental Claims and Environmental Permits, or any other environmental matters, conditions, or concerns relating to the Property Interests. Capitalized terms in this Section 3.1.21 shall have the meaning set forth in the Unocal Asset Purchase Agreement.

     3.1.22 Environmental Permits.

                    Exhibit “G” lists certain permits, licenses, approvals, or other authorizations by federal, state or local executive, legislative, judicial, regulatory or administrative, agency, board, or authority (including without limitation Governmental Agencies) with respect to activities, operations or businesses conducted on or in relation to the Property Interests under any Environmental Laws or otherwise.

     3.1.23 Information.

                    To the best of Seller’s knowledge, the Information is not materially false or misleading.

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     3.1.24 Organization.

                    Seller is a corporation validly existing under the laws of the State of Delaware. Seller owns the Property Interests and Seller has no actual knowledge of any claims of others to ownership thereof.

                    C. Buyer’s Representations and Warranties.

                              Buyer represents and warrants to Seller the following, as of the execution of this Agreement and at the Closing:

     3.1.25 Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite powers to carry on its business as it is now being conducted.

     3.1.26 Buyer has the power and authority to make and carry out this Agreement and to be bound by any and all terms and conditions hereof. All necessary partnership action on the part of Buyer required for the authorization of the Transaction provided for herein has been duly taken.

     3.1.27 Buyer is qualified to do business in the State of California.

     3.1.28 Buyer is not a “foreign person” as such term is used in Section 1445 of the Internal Revenue Code (“IRC 1445”).

     3.1.29 Notwithstanding anything to the contrary herein, Buyer has sufficient, non- contingent financial resources to pay the Purchase Price and to fulfill its obligations as specified in the Development Documents as of the Closing.

     3.1.30 Buyer is and has been since its inception engaged primarily in the business of Oil Operations.

     3.1.31 Buyer and its constituent partners are experienced and knowledgeable investors in the oil and gas business. Prior to entering into this Agreement, Buyer and its constituent partners were advised by their own legal, tax and other professional counsel and other consultants concerning this Agreement, the Property Interests, the Oil Operations and the value thereof. Buyer is aware of the risks and uncertainties of an investment in the oil and gas business.

     3.1.32 Buyer is aware of no litigation or legal proceeding pending or threatened against Buyer, or any of its partners, which would materially and adversely affect their ability to perform their respective obligations under this Agreement.

     D. Covenants by Seller.

     3.1.33 Prior to the Close, Seller will continue processing any Governmental Approvals for the conduct of the Oil Operations at Seller’s sole cost and expense. In no event shall Seller’s

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failure to obtain any such approvals entitle Buyer to the refund of any payments or expenses incurred pursuant to this Agreement, including taxes, assessments, costs, expenses and/or fees.

     3.1.34 Without Buyer’s consent, Seller shall not intentionally waive, release or otherwise discharge the Construction Entities as defined in Section 3.2.4 from liability resulting from their negligence, gross negligence, or willful misconduct. In connection with this Agreement, including Section 3.5.5, Seller shall use commercially reasonable efforts not to enter into contracts with Construction Entities that waive Seller’s claims for negligence against such Construction Entities.

     3.1.35 Prior to Closing, Seller will not without the Buyer’s consent which shall not be unreasonably withheld: (a) enter into any contract, other than in the ordinary course of business, that will have a material adverse effect on the value of the Property Interests, (b) incur additional operating expenses materially greater than those presently being incurred to operate the Property Interests in a prudent business manner, in the ordinary course of business (provided however, Seller may incur expenses related to emergency responses or Governmental Agency compliance with normal Oil Operations excluding Development Plan), and (c) commit to any material capital expenditures other than those to which it has already committed with respect to the Property Interests.

3.2	Covenants by Buyer; “AS IS” Purchase.

     3.2.1 As of the execution of this Agreement, Buyer is familiar with the Land, Property Interests and Oil Operations and has made such independent investigations as Buyer deems necessary or appropriate concerning the Oil Operations, the Property Interests and the use of the Land for Oil Operations, the Information, the Inspection and Investigation, the Governmental Approval Documents, Governmental Approvals, the use, and/or suitability of all or a portion of the Land, Property Interests for the conduct of the Oil Operations, including but not limited to any desired investigations or analyses of present or future laws, statutes, rules, regulations, ordinances, notices or orders by Governmental Agencies, limitations, restrictions or requirements concerning the use, location or suitability of all or a portion of the Property Interests for Oil Operations or any existing or proposed use, or condition thereof for Oil Operations (collectively “Regulations”), including but not limited to environmental or other such Regulations; the necessity or availability for the Land, Property Interests and Oil Operations of any general or specific plan amendments, rezoning, zone variances, conditional use permits, environmental impact reports, or any other permits, approvals or acts by Governmental Agencies for the Property Interests and Oil Operations (collectively, the “Permits”); the necessity or existence for the Property Interests and the Oil Operations of any dedications, fees, charges, costs or assessments that may be imposed in connection with any Regulations or the obtaining of any required Permits for Oil Operations; the existence of contaminants, naturally occurring radioactive material (“NORM”) or Hazardous Substances on or in all or a portion of the Land, Property Interests or in the ground water; pesticides, weed killer and other chemicals may have been used thereon and that storage tanks (including underground storage tanks) have been installed on the Land; the effect of and limitations imposed by any city, County or other Governmental Agency resolution; the economic value of the Property Interests and Oil Operations; the availability or adequacy of access to all or a portion of the Property Interests and Oil Operations, or of water, sewage or any other utilities serving the Property Interests and Oil

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Operations; and the extent or condition, use, or disposition of all or a portion of the Property Interests. Buyer acknowledges that the Land and Adjacent Property have been producing/operating oil fields. Except as otherwise provided in the PAPA or Development Documents and in this Agreement, (i) Buyer expressly agrees that it is solely responsible for having determined the existence or non-existence of any such materials, tanks and lines, and (ii) if Buyer purchases the Property Interests for dealing with the existence of any such materials, tanks and lines and all consequences arising in connection therewith. Except as otherwise provided in the PAPA or Development Documents and in this Agreement, Buyer agrees that Seller has not warranted and will not warrant the accuracy or completeness of any reports, plans and specifications referred to in the Development Documents, including without limitation, the Information or other materials required to be delivered or made available to Buyer and Buyer agrees it has independently verified and established the accuracy and completeness thereof to Buyer’s own satisfaction.

     3.2.2 Unless and except as otherwise specifically provided to the contrary in this Agreement, Buyer is relying upon its own Inspection and Investigation and analyses of the foregoing matters and review of the Information in entering into this Agreement and is not otherwise relying in any way upon any representations, statements, agreements, warranties, studies, reports, descriptions, guidelines or other Information or materials furnished by Seller or its representatives, whether oral or written, express or implied, of any nature whatsoever regarding any such matters, including without limitation, anything provided in connection with (a) the Information and Feasibility Matters, (b) the Oil Operations, Property Interests and the use of the Land therefor and relating to the Project, and/or (c) the Adjacent Property, Property Mineral, District Minerals, Other Minerals and Adjacent Minerals.

     3.2.3 Unless and except as otherwise specifically provided to the contrary in this Agreement, Buyer expressly acknowledges that Seller has not made and will not make any representations or warranties regarding the results or enforceability of any Governmental Approval Documents and/or Governmental Approvals.

     3.2.4 Unless and except as otherwise specifically provided to the contrary in this Agreement, Buyer will acquire the Oil Operations and Property Interests “AS IS,” without representation by Seller or its representatives as to any matter, not expressly mentioned herein. Except as otherwise provided herein or the Development Documents, no patent or latent condition affecting the Oil Operations and Property Interests in any way, such as but not limited to the matters listed above in this Section 3.2, whether or not known or discoverable or hereafter discovered, shall affect Buyer’s obligations contained in this Agreement, nor shall give rise to any right of damages, rescission or otherwise against Seller. Notwithstanding the above, Buyer may, in its reasonable discretion, maintain a lawsuit or other action against construction entities hired by Seller to perform work on the Land pursuant to a written contract (“Construction Entities”), to obtain damages for losses suffered as a result of the matters described in Section 3.5 to the extent caused by such Construction Entities. In that regard, to the extent it possesses and may assign same, Seller hereby conveys to Buyer a non-exclusive assignment of its rights and interests in and to any relevant contracts or subcontracts, for the limited purposes stated herein, without any obligation by Seller to participate in such lawsuit or action, as a party or otherwise, and without any responsibility, warranty, representation or liability for any outcome pursuant thereto or damages awarded therein. Construction Entities include contractors,

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subcontractors, materialmen or other independent entities, but not Seller and/or Torch, or their partners, officers, employees or any other related entities. Upon ten (10) days written request, Seller will provide Buyer with a list of such Construction Entities which have supplied Seller with the Preliminary Notice prescribed by the California Civil Code for the maintenance of mechanic’s lien rights.

     3.2.5 Without in any way limiting the generality of the foregoing provisions of this Section 3.2, Buyer expressly acknowledges the following:

                    3.2.5.1 The Land contains open space with special habitat species and vegetation which may be adversely affected by human intrusion or mismanagement.

                    3.2.5.2 The Land is subject to, and has been designated as subject to certain hazard zones (“Zones”). The Zones are listed on Exhibit “E.”

                    3.2.5.3 The Olinda/Olinda Alpha landfill operates near the northeastern boundary of the Land.

     3.2.6 Without in any way limiting the generality of the foregoing provisions of this Section 3.2, Buyer expressly acknowledges it is aware of and has satisfied itself with respect to the following:

                    3.2.6.1 Unocal Gas Plant. That (a) the Land contains certain real property that was formerly used by Unocal as a gas plant for the commercial production of natural gas, (b) the Unocal gas plant has been shut down and its operations discontinued, (c) Seller has caused the areas surrounding the Unocal gas plant to be cleaned up and remediated (“clean-up”) pursuant to a remedial action plan established by Orange County Health Care Agency (“OCHCA”) which has issued a Closure Letter indicating its inspection and acceptance of such remediation efforts, (d) Buyer has received and reviewed to its satisfaction the Closure Letter and other written materials concerning the Unocal gas plant, its operation and the clean-up as part of the Information and (e) Seller does not warrant, represent or guarantee that the Unocal gas plant or surrounding areas are free from contamination or any other conditions whatsoever, as a result of its operations or otherwise. Notwithstanding the above, this acknowledgement is not meant to alter (or obviate) in any way the duties, obligations and/or liability of Developer under the PAPA with regard to the Unocal gas plant, to the extent such gas plant site is within the Development Areas.

                    3.2.6.2 Faults. Buyer acknowledges that Seller has made Buyer aware that there are earthquake and other faults which exist on, under, in or near the Land. Further, Buyer acknowledges that there may be faults, unknown to Seller, which exist on, under, in or near the Land.

                    3-2.6.3 Lessees on the Property. Buyer acknowledges that there are (a) surface leases on a portion of the Land between Seller, as successor to Unocal, and Brea Green Recycling, Inc., dated February 1, 1997, and with Haynes Apiaries, dated December 29, 1992 for the keeping of bees, (b) an oil and gas lease bordering a portion of the Property Minerals between Seller and Aera Energy LLC, commonly referred to as the Indenture, as amended, by and between Unocal and Columbia Oil Producing Company, dated February 26, 1901 (Buyer has

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been provided copies of such leases), (c) that other, permanent easements may be granted in connection with the Project and (d) that other temporary and permanent easements may be granted to Aera Energy for development infrastructure and pipelines.

     3.2.7 Compliance with Project Requirements. Buyer understands and agrees that it must and shall, (a) conduct its Oil Operations, complete the Program (at no cost to Buyer), and use the Property Interests, and (b) otherwise hold, own, possess, use, and conduct its Oil Operations in cooperation and conjunction with the Developer’s ownership, use, possession and conduct of operations and work upon and in connection with the Land, Development Areas and Project; and, in strict compliance with any governmental approvals or entitlements for the Land and Project by any Governmental Agency, and all laws, statutes, ordinances, orders, regulations, rules and notices therefrom and/or relating to such approvals or entitlements.

3.3	Development Costs, Taxes and Assessments.

     Except as specifically provided to the contrary in the PAPA regarding the Program or elsewhere in the Development Documents, after the Effective Date, Buyer shall, at its sole cost and expense, pay and be responsible for all costs and expenses, of every nature whatsoever, incurred in the use of the Property Interests and in conducting the Oil Operations as follows:

     3.3.1 Only as same may apply to the Minerals and Oil Operations, Buyer shall be responsible for all costs and expenses incurred in and associated with the processing and maintenance of the Governmental Approval Documents and Governmental Approvals described in this Agreement.

3.4	Insurance.

     3.4.1 Insurance Types.

     From and after the date hereof and continuing after the Close, Buyer shall, at its sole cost and expense, as required by this Agreement, maintain in full force and effect with companies satisfying the requirements specified below, the following insurance:

                    3.4.1.1 Comprehensive General Liability Insurance. Buyer shall maintain Comprehensive or Commercial General Liability Insurance on an “occurrence” basis, and excess umbrella coverage, with a combined single limit for bodily injury and property damage of at least Fifteen Million Dollars ($15,000,000), covering the following:

                              3.4.1.1.1 Operations, Independent Contractors and Products and Completed Operations (which Buyer shall maintain in effect on at least an annual renewal basis) for as long as Buyer or its assignees own said Property Interests;

                              3.4.1.1.2 Owners’ and Contractors’ Protective Liability;

                              3.4.1.1.3 Severability of Interest and Cross Liability clauses;

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                              3.4.1.1.4 Contractual Liability covering all the provisions, rights and obligations under the Development Documents, including without limitation, coverage for Buyer’s contractual indemnities in this Agreement;

                              3.4.1.1.5 Personal Injury and Explosions, Collapse and Underground Hazards (X, C, U);

                              3.4.1.1.6 Broad Form Property Damage Liability, including completed operations.

     The limits of liability of the insurance coverage specified in this subsection may be provided by any combination of primary and excess liability insurance policies.

                    3.4.1.2 Automobile Liability Insurance. Buyer shall maintain owned, hired and non-owed automobile liability insurance covering all use of all automobiles, trucks and other motor vehicles utilized by Buyer in connection with the requirements or obligations specified in any Development Document with a combined single limit for bodily injury and property damage of Five Million Dollars ($5,000,000.00).

     3.4.2 Waiver of Subrogation.

     Buyer hereby waives all rights against Seller and the Indemnitees (as that term is defined below in Section 3.5.1), but not the Developer, for damages caused by fire and other perils and any other risk.

     3.4.3 Additional Insured.

     Seller shall be included as an additional insured under the coverage specified in Section 3.4.1 above with the following provisions included within each applicable policy: “It is understood and agreed that coverage afforded by this Policy shall also apply to Nuevo Energy Company (“Seller”) and Torch Energy Advisors Inc. and Torch Operating Company (collectively, “Torch”), and their members, partners and their constituent members, their parent companies, subsidiaries, and all of their respective officers, directors, shareholders, agents, representatives, employees and professional consultants, and all of their respective successors and assigns, as additional insureds, but only with respect to legal liability or claims caused by, arising out of or resulting from the acts or omissions of the named insured or others performing acts on behalf of the named insured in connection with their ownership and use of the Property Interests and the conduct of Oil Operations. This insurance is primary and any other insurance by such additional insureds is non-contributing with this insurance as respects claims or liability arising out of or resulting from the acts or omissions of the named insured, or of others performing on behalf of the named insured.”

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     3.4.4 Insurance Policies.

     Each insurance policy required under this Section shall:

                    3.4.4.1 Be issued by insurance carriers licensed and approved to do business in California, having a general rating of not less than an “A-” and financial rating of not less than “VIII” in the most current Best’s Insurance Report;

                    3.4.4.2 Contain a provision that the policy shall not be subject to material alteration to the detriment of Seller or Buyer or cancellation without at least thirty (30) days prior written notice given to Seller by registered mail;

                    3.4.4.3 Provide that such policy or policies and the coverage evidenced thereby are primary and Seller’s insurance is noncontributing with such primary coverage; and,

                    3.4.4.4 Contain severability of interest and cross liability clauses.

                              Buyer may provide the insurance described in this Section in whole or in part through a policy or policies covering other liabilities and projects of Buyer; provided, however, that any such policy or policies shall (a) specifically allocate to this Agreement the full amount of insurance required hereunder and (b) be subject to, without limitation, and contain, permit or otherwise unconditionally authorize the waiver contained in subsection above; and provided further that any such policy or policies shall not otherwise dilute or impair the rights of Seller or in any way negate the requirements of this Agreement.

     3.4.5 Evidence of Insurance.

                    As confirmation and evidence of each type of insurance coverage required by Section 3.4.1 and Section 5.24 of this Agreement, Buyer shall satisfy the following requirements:

                    3.4.5.1 Buyer shall provide Seller with policy binder letters (with cost quotes) by the Close for each type of insurance coverage, confirming the subject coverage is in place and effective as of the Close;

                    3.4.5.2 Buyer shall comply with all payment obligations of each type of insurance, as specified in the subject policy quote/binder;

                    3.4.5.3 Buyer shall comply with all terms and conditions of each subject quote/binder that require additional information be provided to the insurer prior to binding;

                    3.4.5.4 In addition to binder letters, Seller shall be provided with certificates issued by Buyer’s insurance carrier acceptable to Seller showing such policies in force for the specified period. Such evidence shall be delivered to Seller promptly upon execution of this Agreement. Seller has the right to review certified policies as it may deem necessary with respect to that insurance provided for in Section 5.24. Evidence of any renewal insurance including specifically without limitation, the products and completed operations insurance, shall be delivered to Seller not less than thirty (30) days after the expiration date on the term of the policy. The policy certificate for the insurance provided for in Section 5.24 shall be subject to

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reasonable approval by Seller. Should any policy expire or be cancelled before the expiration of this Agreement, or such later period as Buyer is required to carry such insurance as set forth herein, and Buyer fails immediately to procure other insurance as specified, Seller, upon ten (10) days written notice to Buyer, shall have the right, but shall have no obligation, to procure such insurance and to charge Buyer with one hundred percent (100%) of the cost to Seller of procuring such insurance. Buyer shall pay Seller any such amount within ten (10) days of written demand therefor.

     3.4.6 Damages.

     Nothing contained in these insurance requirements is to be construed as limiting the type, quality or quantity of insurance Buyer should maintain or the extent of Buyer’s responsibility for payment of damages or discharging other Buyer obligations arising under the Development Documents.

     3.4.7 Seller’s Election to Insure.

     Should Buyer fail to do so, Seller reserves the right, but shall have no obligation, to procure the insurance, or any portion thereof. As provided above, Seller shall notify Buyer if Seller exercises its right, whereupon Buyer’s responsibility to carry such duplicative insurance shall cease. Seller further reserves the right at any time, with thirty (30) days notice to Buyer, to require that Buyer resume the maintenance of any insurance for which Seller has elected to become responsible pursuant to this Section 3.4.7.

     3.4.8 Contractors.

     Buyer shall not permit any architect, engineer, contractor, subcontractor or materialmen to commence work on or relating to the Property Interests (and Oil Operations) until such parties have complied with Buyer’s customary insurance requirements. Buyer shall use “commercially reasonable” efforts to cause each such party to name Seller and Torch as additional insureds to such party’s general liability insurance policies. Buyer shall also include Seller and Torch in any indemnity provisions with such parties for defense and indemnification to the same extent Buyer is defended and indemnified.

3.5	Release and Indemnity.

     3.5.1. Buyer’s Indemnity.

     Except as specifically provided to the contrary in the PAPA and in Sections 3.5.3 and 3.5.5 below, to the maximum extent permitted by law, Seller, Torch and their members, partners and their constituent members, their parent companies and subsidiaries and their employees, officers, directors, shareholders, and respective successors and assigns, other than subsequent Developers of the Development Areas whose indemnity obligations are governed by the Development Declaration and the PAPA, (collectively, the “Indemnitees”) shall not be liable for any Losses (as defined in Section 3.5.7 below) arising out of, caused by, relating to or alleged to have arisen from, been caused by or related to:

     (a) the Activities (as defined in Section 3.5.7 below), including:

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(i)	the use of the Property Interests by Buyer, or Buyer’s Representatives, including for Oil Operations,

(ii)	a defect in the design or construction of or any material in any structure or other improvement at, relating to or in connection with the Property Interests or Oil Operations, or in any Work performed by Buyer or Buyer’s Representatives,

(iii)	the condition of the Property Interests including any earthquake or other faults, or other natural hazards, disclosed or undisclosed, and any defect in soils or the preparation of soils prior to the date hereof by any entity,

(iv)	the presence or existence of any Hazardous (or toxic) Substances (including any methane gas and/or tar seeps), materials or waste (including any landfill) in, or on the soil or groundwater at, relating to or in connection with the Property Interests, and including the release, use, generation, discharge, storage, disposal or clean-up of any Hazardous Substance to, on, in or from the Property Interests or in connection with Oil Operations, or any residual contamination therefrom affecting any natural resource or the environment, including any Environmental Law or other law,

(v)	claims made by third parties for matters at, relating to or in connection with the Activities,

(vi)	any act or omission of Buyer or Buyer’s Representatives,

(vii)	any accident or casualty at, relating to or in connection with the Activities,

(viii)	any material breach of a representation of Buyer in Section 3.1C, hereof,

(ix)	a violation or alleged violation by Buyer or Buyer’s Representatives of any law now or hereinafter enacted including any breach by Buyer or Buyer’s Representatives of an Environmental Law or the assertion of any Hazardous Substance Claim not caused by, or the responsibility of, Developer as described in the PAPA, including the violation, or alleged violation by Buyer or Buyer’s Representatives of any statute, ordinance, notice, order, rule, regulation, permit, judgment or license relating to the use, generation, release, discharge, storage, disposal or transportation of any Hazardous Substance in, on, under or about, to or from the Property Interests or in connection with Oil Operations, and

(x)	any other cause whatsoever at, relating to or in connection with the Property Interests or Oil Operations, Buyer’s use of the Property Interests or conduct of Oil Operations or Buyer’s performance under the Development Documents (including its covenants, representations and warranties made pursuant thereto);

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     (b) The negligence or willful misconduct of Buyer (or any of Buyer’s Representatives) in connection with the Activities, as specified in (a), above;

     (c) The default by Buyer of any of its obligations under the Development Documents, including those matters specified in Section 3.2.7 of this Agreement, and/or any material breach of the representation(s) and warranties made therein;

     (d) The application of the principles of strict liability with respect to any act or omission of Buyer or Buyer’s Representatives or any Indemnitee at, relating to or in connection with the Activities, as specified in (a), above.

     3.5.2 Releases and Indemnity.

     As a material part of the consideration of this Agreement, Buyer hereby releases the Indemnitees from and waives on its behalf, and on behalf of its successors and assigns, all the Losses described in Section 3.5.1, and agrees to indemnify, defend and hold harmless Seller and all of the Indemnitees and their property from all such Losses whether incurred or made by Buyer, Seller, any Indemnitee (or any third parties/person(s)). The foregoing release, waiver, indemnity and obligation to defend and hold harmless shall apply to any claim or action brought by a private party or by a Governmental Agency or entity under any statute or common law now or hereinafter in effect and is intended to apply with respect to the Losses described in Section 3.5.1, whenever they may occur. The foregoing release, waiver, indemnity and obligation to defend and hold harmless, and any similar covenants by Buyer elsewhere in the Development Documents, are intended to apply to the Losses described in Section 3.5.1, incurred directly by Seller or any Indemnitee, or their property, as well as by Buyer, or any third party, or their property.

     3.5.3 Limitation on Indemnity-Seller’s Actions.

     Notwithstanding anything to the contrary above, nothing contained in this Section shall operate to relieve any Indemnitee to the extent of any Losses found by a court of competent jurisdiction to have been caused solely by the reckless or willful behavior, gross negligence or the intentional misconduct of such Indemnitee.

     3.5.4 Buyer’s Acknowledgment.

     BUYER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

                    “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

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     BUYER BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTE OR COMMON LAW PRINCIPLE OF SIMILAR EFFECT.

BUYER’S INITIALS	SELLER’S INITIALS

     3.5.5 Limit on Buyer’s Indemnity.

     The indemnity and the release contained in this Section 3.5 shall not apply to the extent arising from or related to:

(a)	any material breach by Seller of its representations set forth in Section 3.1 B and its covenants set forth in Section 3.1 D,

(b)	civil or criminal penalties imposed upon Seller for Activities before the Close, but not paid,

(c)	taxes delinquent before the Close, but not paid,

(d)	royalty payments owed before the Close, but not paid,

(e)	any Losses or obligations of Seller resulting from or relating to the employment relationship between Seller and any of Seller’s present or former employees or the termination of any such employment relationship, including without limitation personal injury, matters relating to employee health, severance pay and other similar benefits, if any, and any claims on behalf of any such present or former employee relating to the employment or termination of employment of any such employee by Seller prior to the Closing, including without limitation any claim for wrongful discharge, breach of contract, unfair labor practice, employment discrimination, unemployment compensation, or workers’ compensation or any Losses or obligation of Seller in respect of any agreement, trust, plan, fund, or other arrangement under which benefits or employment is provided for any of Seller’s present or former employees,

(f)	any Losses to the extent incurred by Buyer or third parties as a result of Seller’s negligence or willful misconduct in the performance of its Work under the Program or PAPA prior to Final Acceptance,

(g)	any Losses arising from or related to matters which arise from or are related to the duty or obligation of the Developer under the PAPA,

(h)	any Losses arising from or related to the Development Areas except those resulting from Oil Operations and the Activities of Buyer’s Representatives,

(i)	any Losses (less the applicable deductible) to the extent Seller’s preexisting insurance policy provides a legal defense and coverage of a

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claim; Seller shall assert and pursue the claim for payment under the policy in a commercially reasonable manner irrespective of whether the insurance company initially denies it and any recovery shall reduce the extent of Buyer’s Indemnity (provided however that Seller shall only be required to initiate litigation, arbitration or other formal controversy after written notice from Buyer, and only (x) to the extent of a “good faith” claim and (y) if all costs and expenses are paid by Buyer); and,

(j)	any Losses relating to Seller’s offsite disposal of Hazardous Substances.

     3.5.6 Construction Entities.

     Notwithstanding the above, nothing contained herein shall obviate or nullify in any way Buyer’s rights granted in Section 3.2.4 to assert claims against the construction entities hired by Seller to perform Work at, relating to, or in connection with the Property Interests, Oil Operations, or under the Development Documents and affecting or relating to the Property Interests or Oil Operations pursuant to a written contract (“Construction Entities”).

     3.5.7 Definitions.

     As used in this Agreement, the terms listed below shall have the following meanings:

     “Activities” for purposes of this Section 3.5 shall mean and include Oil Operations, the Property Interests, the development or use of the Property Interests or Oil Operations, the performance of any Work at, relating to or in connection with the Property Interests or Oil Operations, the construction, use, sale or other conveyance of improvements at, relating to or in connection with the Property Interests or Oil Operations, and/or any defect in any such Work, or the Property Interests, or the conduct of Oil Operations.

     “Buyer’s Representatives” for the purposes of this Section 3.5 shall mean Buyer’s contractors, or their respective subcontractors, agents, employees, licensees, invitees or representatives, or any other parties directly or indirectly employed by any one of the foregoing or reasonably under the control of any of the foregoing or for whose acts any of the foregoing may be liable (collectively, “Buyer’s Representatives”), but excluding Seller’s Work under the Program prior to Final Acceptances and/or Developer’s Work under the Program or otherwise.

     “Losses” for the purposes of this Section 3.5 shall mean any and all claims, demands, actions, suits, proceedings, causes of action, loss, liability, damage (including sickness, disease and/or death and other consequential damage), cost (including cleanup costs), expense, injury, deficiency, fine, penalty, punitive damage or expense, of any kind or character, to any person or property (including third parties), tangible or intangible, fixed or contingent, presently known or unknown, whether resulting from occurrences prior to, on the date of or after the Closing, including compensation for lost wages, business income, profits or other economic loss, damage to natural resources or the environment, nuisance, pollution, contamination, leak, spill, release or other adverse effect on the environment, court costs and attorneys’ fees (collectively, “Losses”).

     “Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601, et seq., the Resource

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Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901, et seq.. the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.. the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Safe Drinking Water and Toxic Enforcement Act of 1986 (Cal. H&S Code Sections 25249.5-25249.13), the Carpenter-Presley-Tanner Hazardous Substance Account Act (Cal. H&S Code Sections 25300 et seq.). and the Porter-Cologne Water Quality Control Act, California Water Code Sections 13000, et seq., the California Health and Safety Code generally and any and all other present and future federal, state or local laws (whether under common law, statute, ordinance, rule, regulation or otherwise), permits, orders, determinations, notices and any other requirements of Governmental Agencies relating to the environment or to any Release, Hazardous Substance or Hazardous Substance Activity, as heretofore or hereafter amended from time to time.

     “Hazardous Substance” means (a) any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Law as a “hazardous substance,” “hazardous material,” “hazardous waste,” “extremely hazardous waste,” “infectious waste,” “toxic substance,” “toxic pollutant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or “EP toxicity” and (b) ash produced by a resource recovery facility utilizing a municipal solid waste stream. Oil and natural gas are expressly excluded from the definition of Hazardous Substances.

     “Hazardous Substance Activity” means any actual, proposed or threatened storage, use, holding, existence, Release, emission, discharge, generation, processing, abatement, removal, disposition, handling, transportation or clean-up of any Hazardous Substance from, under, into or on the Property Interests or surrounding property or in connection with the Oil Operations; provided, however, that the use, installation, storage and maintenance, in compliance with all applicable laws, ordinances, orders, regulations and notices of Governmental Agencies, of materials reasonably necessary and normally used in the development or use of the Property Interests or in connection with the Oil Operations in the ordinary course of its business as contemplated in the Development Documents, shall not be considered a Hazardous Substance Activity.

     “Hazardous Substance Claims” shall mean any and all enforcement, investigation, cleanup, removal or other Governmental Agency notices, actions, proceedings of any kind or nature, or orders threatened, instituted or completed pursuant to any Environmental Law, together with all claims made or threatened by any third party against Buyer, Developer (to the extent arising out of, relating to or in connection with Developer’s activities and work regarding the Program), Seller, the other Indemnitees or the Property Interests or Oil Operations, relating to damage, construction, cost recovery compensation, loss or injury resulting from any Hazardous Substance.

     3.5.8. Notice.

                    Each party shall promptly notify the other in writing of claims arising out of any of the matters described in this Section 3. If the claim is a Hazardous Substance Claim, the

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notifying party shall provide the other with copies of all communications with federal, state and local governments or Governmental Agencies.

3.6	Seller’s Indemnity.

     To the maximum extent permitted by law, Buyer and its members, partners and its constituent members, parent companies and subsidiaries and their employees, officers, directors, shareholders, and all of their respective successors and assigns, (collectively, the “Buyer-Indemnitees”) shall not be liable for, and Seller indemnifies and agrees to defend Buyer-Indemnitees for, any Losses (as defined in Section 3.5) to the extent arising from and/or relating to the Retained Obligations listed on Exhibit “F3”; provided, however, should the East Naranjal Tank Farm not be demolished within ten (10) years, this provision shall not apply as to the East Naranjal Tank Farm.

     Notwithstanding anything to the contrary above, nothing contained in this Section shall operate to relieve any Buyer-Indemnitee to the extent of any such Losses found by a court of competent jurisdiction to have been caused solely by the reckless or willful behavior, gross negligence or the intentional misconduct of such Buyer-Indemnitee.

3.7	Survival of Covenants.

     3.7.1 All of Buyer’s indemnification, defense and hold harmless covenants and limitations on Buyer’s obligations in any of the Development Documents, including without limitation the covenants in the Section hereof entitled “Release and Indemnity” and Buyer’s obligation to maintain completed operations insurance pursuant to the Section hereof entitled “Insurance” shall survive the Sale or Transfer of Seller or of the Property Interests and/or Oil Operations pursuant to Section 5.18.

     3.7.2 All of a party’s indemnification, defense and hold harmless covenants shall be binding on such party (or any permitted assignee) until the last to occur of (a) such date as any action against the indemnified party is absolutely barred by the applicable statute of limitations or (b) such date as any action asserted prior to limitations for which indemnification is claimed under said Section is fully and finally resolved. Neither payment nor a finding of liability or of an obligation to defend shall be a condition precedent to the enforcement of any indemnity or duty to defend provision herein or elsewhere in any Development Document.

     If any action or proceeding shall be brought against any indemnified party alleging any fact or circumstances for which a party is to provide indemnification, such party, upon notice from such indemnified party, shall defend the same at its sole cost and expense.

     3.7.3 Neither Buyer nor Seller shall assert a statute of limitations defense to its obligation to defend and indemnify an indemnified party hereunder (or as otherwise required by the Development Documents) until after three years from the assertion of any claim, so long as the indemnified party notifies the indemnifying party of any such known claim within three years of discovery of the claim.

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ARTICLE 4
FURTHER DOCUMENTATION

4.1	Grant Deed.

     Upon the Close, Seller shall convey title to the Property Interests to Buyer by means of a Grant Deed in the form of Exhibit “D,” and to other portions of the Property Interests pursuant to the Non-Exclusive Assignment of Contract Rights and Bill of Sale in the form of Exhibit “C,” and the Easement Agreement described in Exhibit “K.”

4.2	Natural Hazard Zones.

     Seller has submitted to Buyer and Buyer acknowledges that it has received, read and approved the natural hazard zones (“Natural Hazard Zones”) disclosure materials attached as Exhibit “E.” Buyer agrees that Seller has thereby fully discharged all of its obligations to Buyer, if any, under California law with respect to Natural Hazards Zones disclosures.

4.3	Development Declaration, PAPA, and Nuevo Grant of Easements to Buyer.

     At the Close (a) Seller will record the Development Declaration in the form of Exhibit “L” against the Minerals and (b) Seller will record (in favor of Buyer) against the surface fee interest in the Land an Easement Agreement in the form of Exhibit “K.” Each Party hereto acknowledges that it has received and read a copy of the Development Declaration, PAPA, and Easement Agreement and agrees to abide by each and every provision thereof. Each Party’s agreement to abide by the Development Declaration, PAPA, and Easement Agreement is a material consideration for the execution of this Agreement by the other.

4.4	Non-Exclusive Assignment of Contract Rights and Bill of Sale.

     Buyer has received, read and approved the Non-Exclusive Assignment of Contract Rights and Bill of Sale in the form attached as Exhibit “C” and hereby accepts and assumes all of Seller’s obligations referenced therein.

4.5	Repository Instructions to Buyer’s General Partner’s Counsel.

     Buyer and Seller have received, read and approved the Repository Instructions and agrees to abide by each and every provision thereof.

4.6	Development Declaration Covering the Development Areas and Remainder Parcels.

     4.6.1 Seller agrees, prior to any conveyance of the surface fee interest in the Land, or portion thereof, to a Developer, to record against such surface fee interest a development declaration consistent with and comparable to the Development Declaration.

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ARTICLE 5
GENERAL PROVISIONS

5.1	Notices.

If to Seller:

Nuevo Energy Company
1021 Main, Suite 2100
Houston, Texas 77002
Attn: David A. Leach
Fax: (713) 374-4899
Phone: (713) 374-4802
Email: leachd@nuevoenergy.com

and

Attn: George B. Nilsen
Fax: (713) 374-4981
Phone: (713) 374-4973
Email: nilseng@nuevoenergv.com

Copy to:

Ullom Associates
16149 Redmond Way, Suite 401
Redmond, Washington 98052
Fax: (425) 836-2870
Phone: (425) 836-2728
Email: ullomjw@aol.com

Nossaman, Guthner, Knox & Elliott, LLP
18101 Von Karman Avenue, Suite 1800
Irvine, California 92612-1047
Attn: William P. Tanner, III
Fax: (949) 833-7878
Phone: (949) 833-7800
Email: wtanner@nossaman.com

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If to Buyer:

BlackSand Energy, Inc. or
BlackSand Partners, L.P.
1801 Broadway, Suite 600
Denver, Colorado 80202
Attn: Tim Collins
Fax: (303) 296-0329
Phone: (303) 296-1908
Email: timdenver@aol.com

Copy to:

Kent G. Snyder, Esq.
2212 Dupont Drive, Suite B
Irvine, California 92612
Fax: (949) 833-8209
Phone: (949) 833-9078
Email: ksnyder@winstarmail.com

     Notice may also be given by facsimile transmission (“Fax”) to any party at the respective Fax number given above or by email, provided receipt of such transmission shall be confirmed by follow-up notice within seventy-two (72) hours by another method authorized above. Any party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one above specified. If any notice or other document is sent by mail as aforesaid, the same shall be deemed served or delivered seventy-two (72) hours after the mailing thereof as above provided. Notice by any other method shall be deemed served or delivered upon actual receipt at the address or Fax number listed above.

5.2	Payments; Interest; Liens.

     Any amounts which are due and owing to Seller or Buyer pursuant to the various terms of this Agreement or any other Development Document shall be paid in cash, bank cashier’s check or wire transfer and, if to Seller, to the Seller account, as follows: JP Morgan Bank, Bank No. 113000609, Account No. 00103291226, Payee, Nuevo Energy Company, Reference, Brea Olinda Field.

     If any amounts are not paid when due: (a) all such amounts shall bear interest as specified in the particular Section requiring such payment or, if not so specified, then at the rate of the lesser of ten percent (10%) per annum or the maximum allowable rate under then existing California law, from the due date until fully paid and (b) if such amounts are owed to Seller, Seller shall be entitled to record a lien against the Property Interests to enforce and/or secure payment of such amounts, with right of foreclosure by “power of sale” thereon only to the extent necessary to preserve the validity and/or priority of such lien as a matter of law.

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5.3	Intentionally Omitted.

5.4	Signing of Documents.

     Subject to the provisions of this Agreement, Seller and Buyer agree to sign any and all documents relating to the Land, Property Interests and/or Oil Operations as necessary to fulfill the intent of the Development Documents.

5.5	Captions.

     The captions used herein are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions hereof.

5.6	Governing Law and Venue.

This Agreement and the documents in the forms attached as exhibits hereto shall be governed by and construed under the laws of the State of California. Subject to Section 5.9, below, in the event of any legal action to enforce or interpret this Agreement (including any of the documents in the forms attached as exhibits hereto), the sole and exclusive venue shall be a court of competent jurisdiction located in Orange County, California; and the parties hereto agree to and do hereby submit to the jurisdiction of such court.

5.7	Time of the Essence: Successors and Assigns.

     Time is of the essence of each and every provision of this Agreement. Each and all of the covenants and conditions of this Agreement shall inure to the benefit of and shall be binding upon the successors in interest of Seller, and, subject to the restrictions on transfers herein provided, the successors, heirs, representatives and assigns of Buyer. As used in the foregoing, “successors” shall refer to the successors in interest in this Agreement, the Property Interests, successors to all or substantially all of their assets and successors by merger, consolidation or other business transaction or arrangement.

5.8	Remedies.

     Subject to any limitation on damages contained elsewhere in this Agreement:

                    5.8.1 Any breach of this Agreement shall be a default hereunder.

                    5.8.2 Intentionally Omitted.

                    5.8.3 All rights, options and remedies contained in this Agreement shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and the parties shall have the right, except as limited elsewhere in this Agreement, to pursue any one or all of such remedies or to seek damages, specific performance in the event of any default hereunder by the other or to pursue any other remedy or relief which may be provided by law or equity, whether or not stated in this Agreement.

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                    5.8.4 No waiver by a party of a breach of any of the terms, covenants or conditions of this Agreement shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by a party hereunder shall be implied from any omission by the other to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect the default other than as specified in such waiver. No consent or approval obtained from a party shall be deemed to waive or render unnecessary the further consent or approval to any subsequent similar acts by the other.

5.9	Arbitration/Attorneys’ Fees.

     Except for the right of either party to apply to a court of competent jurisdiction for temporary restraining orders, preliminary injunctions, writs of attachment, writs of possession or other equitable or provisional relief, any controversy, dispute or claim of any kind or nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement (including the indemnity obligations contained herein), any Development Document and/or the use or development of the Land, Property Interests or Oil Operations, including, without limitation, any claim based on contract, tort or statute, shall be settled by final and binding arbitration by three (3) arbitrators in accordance with the Rules of the American Arbitration Association then in effect (the “Rules”). Each party shall, in accordance with the Rules, nominate one (1) arbitrator to the arbitrational tribunal and the two (2) arbitrators so appointed shall appoint the third arbitrator in accordance with the Rules, the three (3) arbitrators constituting the arbitration tribunal. The arbitration shall be held in Orange County, California. Reasonable discovery shall be allowed in connection with such arbitration. At the request of a party, the arbitration tribunal may issue orders for interim relief as deemed necessary to safeguard property that is the subject of the arbitration or in order to accomplish the objectives of this Agreement. Such interim measures may also be sought from judicial authority having jurisdiction. The decision of the majority of the arbitrators shall be reduced to writing, shall be the sole and exclusive remedy between the parties regarding any and all such disputes or differences, and shall be final and binding on all parties to the arbitration; and, application may be made to any court of competent jurisdiction for an order of enforcement and shall be enforceable in any court of competent jurisdiction. The parties agree to exclude any right of application or appeal to the courts of any jurisdiction in connection with any questions of law arising in the course of arbitration or with respect to any award made, except for enforcement purposes. Consequential, punitive, or incidental or other similar damages shall not be allowed.

     In the event any such arbitration (or other proceeding) is brought to enforce or interpret any of the covenants, terms or provisions of this Agreement, any Development Document and/or use or development of the Land, Property Interests or Oil Operations, the prevailing party in any and all such arbitration(s) or other proceeding(s), including any bankruptcy proceedings, shall be entitled to recover from the non-prevailing party all of the attorneys’ fees and costs incurred by such party in each and every such arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in this Agreement, attorneys’ fees shall be deemed, to the extent allowed by law, to mean the full and actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to “reasonable attorneys’ fees” as defined in any statute or rule of court.

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5.10	Severability.

     If any portion of this Agreement is or becomes illegal, null or void or against the public policy of the State of California, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null or void or against the public policy of the State of California, the remaining portions, of this Agreement shall remain in force and effect to the fullest extent permissible by law and the Agreement, as a whole, shall then be interpreted in the manner fairest to both Parties taking into consideration the “bargained for exchange” contemplated by each of them in executing the Agreement, including without limitation, as described in Section 1.3 of this Agreement.

5.11	Gender and Number.

     Agreement (unless the context requires otherwise), the masculine, feminine and neuter genders and the singular and the plural include one another, as appropriate.

5.12	Brokerage Commission.

     Neither Seller nor Buyer is obligated to pay any real estate, brokerage or other commission or fee in connection with the matters contained in this Agreement or the conveyance of the Property Interests to Buyer. The parties hereby indemnify and hold each other free and harmless from and against any and all costs and liabilities including, without limitation attorneys’ fees, for causes of action or proceedings which may be instituted by any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of the other in connection with this Transaction. The foregoing representation and indemnity shall survive the delivery of Seller’s Grant Deed.

5.13	Waiver of Jury Trial.

     Seller and Buyer each acknowledges that it has had the advice of counsel of its choice with respect to rights to trial by jury under the Constitutions of the United States and the State of California. Each party expressly and knowingly waives and releases all such rights to trial by jury in any action, proceeding or claim brought by either party against the other on any matters arising out of or in any way connected with this Agreement or any other Development Document, Buyer’s use or development of the Property Interests or Oil Operations, and/or any claim for injury or damage.

5.14	Survival of Certain Covenants.

     Those covenants of the parties which are not capable of being performed before the conveyance of the Property Interests to Buyer or which may be capable of or require performance after such conveyance shall survive such conveyance and the delivery of Seller’s Grant Deed. The foregoing shall apply whether or not such covenant is expressly stated to survive.

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5.15	Recording.

     Neither this Agreement, nor any Memorandum hereof shall be recorded against the Property Interests.

5.16	Conflicts.

     EXCEPT AS PROVIDED IN SECTION 5.34, if there is a conflict among the provisions of the Development Documents, the interpretation thereof shall be conclusively determined by reference to the following documents in the order listed below:

     (a) Agreement (including only Exhibits A, C, F, G, I and L);

     (b) Grant Deed;

     (c) Repository Instructions;

     (d) The remainder of the Development Documents, including the remaining Exhibits to the Agreement.

5.17	Retained Obligations Under Hover Agreement

     Seller shall, notwithstanding the sale to Buyer of the Property Interests hereunder, continue to be responsible for and bear the cost of implementing those Retained Obligations that impact the Property Interests or the Oil Operations (set forth under Exhibit “F2”) under the Hover Agreement. Buyer shall, among other matters, make its Property Interests reasonably available to permit Seller to plug and abandon the wells and make the modifications of the facilities set out in Exhibit “F2.” Buyer shall cooperate fully with Seller’s efforts to implement the Retained Obligations at no out-of-pocket expense to Buyer.

5.18	Assignment of Agreement.

     Subject to Section 5.22, either Seller or Buyer may assign its rights and interests under this Agreement, with the exception that Buyer may only assign the entire Agreement or effect the Sale or Transfer of all of (or undivided interests in) the Property Interests, and, Seller, without the written consent of Buyer, may not assign its rights under Exhibit “I” with respect to the Program. In the event of any assignment authorized by this Section 5.18, Seller and Buyer expressly agree that (a) any such assignee shall assume in writing all of assignor’s obligations under this Agreement which are the subject of the assignment, as more fully described in Section 5.22, and (b) the assignor will reimburse the non-assigning party for all reasonable costs and expenses it incurred in connection with any such assignment including all reasonable attorneys’ fees and other costs incurred in preparing and/or reviewing assignment documentation.

ANY ATTEMPTED ASSIGNMENT MADE IN VIOLATION OF THIS SECTION SHALL BE VOID.

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5.19	No Partnership or Agency.

     5.19.1 Buyer and Seller expressly acknowledge and agree that they are not joint venturers, partners, or agents of each other and do not have fiduciary duties with respect to one another, in any manner whatsoever, in the acquisition or conveyance of the Property Interests or Oil Operations. Neither anything in this Agreement or in any other Development Document, nor any communication or other action between the parties relating to the Property Interests or Oil Operations, is intended or shall be construed to create a joint venture, partnership, agency or fiduciary relationship between Buyer and Seller or their respective owners, regardless of any common identity of ownership in Seller and Buyer.

     5.19.2 This Agreement does not create any third party beneficiary status.

5.20	Resolution of Contractual Uncertainties.

     Seller and Buyer waive the effect of California Civil Code Section 1654 which interprets uncertainties in a contract against the party which drafted the contract.

5.21	Assignment of License Agreements/Leases.

     Except for the Excluded Interests, as of the Close, Seller, to the extent of its ability to do so without incurring liability therefor, materially breaching any contract or agreement, or violating any law, ordinance, rule or regulation of a Governmental Agency, hereby (i) assigns exclusively to Buyer all of its right, title and interest in and to those leases, agreements and licenses listed on Exhibit “G” (“Exclusive Assignments”) pertaining to the Property Interests and Oil Operations and (ii) assigns non-exclusively to Buyer its right, title and interest in and to those leases, agreements and licenses listed on Exhibit “G-l” (“Non-Exclusive Assignments”), and Buyer hereby assumes and agrees to discharge pursuant to the terms of both the Exclusive Assignments and Non-Exclusive Assignments all obligations of Seller thereunder. To the best of Seller’s knowledge (as defined in Section 3.IB), all unrecorded leases and licenses pertaining to the Property Interests or Oil Operations are listed in Exhibit “G” and Exhibit “G-l.•

5.22	Notice on Approved Transfer.

     Buyer shall notify Seller in writing ten (10) days prior to any Transfer permitted by Section 5.18 hereof, by (a) identifying the transferee; (b) specifying its relation to Buyer and/or Buyer’s parent or related entity and Buyer’s ownership interest therein; if any, and (c) by providing Seller with such Transferee’s written Assumption of Obligations (in the form attached to this Agreement as Exhibit “J”) of all Buyer’s obligations hereunder relating to the portion of the Property Interests being transferred.

5.23	Entire Agreement: Exhibits.

     This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and all prior and contemporaneous agreements, representations, negotiations and understandings of the parties hereto, oral or written, are hereby superseded and merged herein. The foregoing sentence shall in no way affect the validity of any instruments executed by the parties in the form of exhibits attached to this Agreement which, although

39

independently executed by the parties, are, nonetheless, a part of this Agreement as though fully set forth herein. All of the exhibits attached hereto are incorporated herein by this reference (except for the limited purposes stated in Section 5.16 “Conflicts”).

5.24	Stand-Alone Insurance.

     5.24.1 Policy Requirements.

     As a separate and distinct matter, not covered by the insurance requirements assumed by Buyer and contained elsewhere in this Agreement, Buyer shall obtain a single premium, ten-year term, “stand-alone” environmental insurance policy (“SA Insurance”) to cover a portion of the risks described in Section 3.5 hereof having a combined total limit of Twenty Million Dollars ($20,000,000), with a self-insurance retention of Two Hundred Fifty Thousand Dollars ($250,000); and, at least the following:

     (a) The insurance company is rated at least A- VIII in the latest Best’s Report;

     (b) Buyer, Seller and Developer (and all the Indemnitees) are Named Insureds;

     (c) First party clean-up and third party claims, both on-site and off-site, are covered on a “claims made” basis, to the extent “occurrence” based insurance is not available in the marketplace;

     (d) Personal and bodily injury, property damage, health, nuisance (e.g.. from odor) and diminished property value on and off the Property Interests are covered;

     (e) Unknown (“Unknown”), pre-existing conditions are covered, including underground storage tanks;

     (f) No third party claim is necessary to trigger coverage for occurrences arising from Unknown, pre-existing conditions; and, defense and indemnity is available therefor, including coverage for the assertions of Governmental Agencies, any Developer and any Home Owners’ Association (including internal costs, bonds to release liens and attachments, appeal bonds, pre and post judgment interest);

     (g) There is no “retroactive” time limitation on coverage;

     (h) Cancellation may be effected only to the limited extent of specific Named Insured non-compliance; and

     Buyer and Seller shall pay the premium for such policy at the time of issuance as follows:

Seller	50%
Buyer	50%

     To the extent any insurance payment under such a policy of SA Insurance is applied to reduce any liability imposed as a result of such a risk (or Buyer’s indemnity in Section 3.5),

40

Buyer’s payment obligations pursuant to Section 3.5 shall be reduced proportionately; provided however, that such SA Insurance and/or payment shall not otherwise dilute Buyer’s obligations under such Section 3.5, or the Indemnities specified therein.

     5.24.2 Documentation.

                    Any person or entity that is obligated to perform remediation work under the PAPA shall use commercially reasonable efforts to obtain a No Further Action Letter or such other, comparable documentation from the appropriate Governmental Agency as is necessary to avoid any exclusion for known pollution conditions under the SA Insurance Policy. As soon as such documentation is obtained, such person or entity shall promptly furnish same to the insurer under the SA Insurance Policy.

5.25	Further Assurances and Cooperation.

     Each of the Parties shall execute and deliver all additional papers, documents and other reasonable assurances, and shall do all acts and things reasonably necessary in connection with the performance of its obligations hereunder to carry out the intent of this Agreement, including Seller’s obligation to make the Contingent Payment as defined in Section 5.29, and shall cooperate with the other Party after the Close, to ensure a smooth transition from Seller to Buyer regarding the ownership, possession and use of the Property Interests and for Oil Operations, including without limitation, the following: (a) Buyer shall provide access and make available to Seller, during normal business hours, upon forty-eight (48) hours notice, for copying of the Knowledge, but only including financial and accounting documents and information relating to Seller’s prior ownership, use and possession of the Property Interests and Oil Operations, among other things, in order to (i) submit any reports to or filings with any Governmental Agency (including taxing authorities), (ii) wind up its business activities with respect to the Property Interests and Oil Operations and (iii) continue its general, corporate operations in the ordinary course of its business, and (b) Seller shall provide reasonable assistance to Buyer in assuming the Oil Operations, without however, being required to spend money, participate in any formal controversy including litigation or arbitration or spend excessive employee or consultant time and effort in so doing.

5.26	Intent of Definitions.

     The limitations, prohibitions, restrictions, requirements and obligations of Buyer in this Agreement, when expressed in respect of, in connection with or in relation to a defined term, shall mean, include and apply to all or any part or portion of such defined term. Use of the word “including” herein shall mean “including without limitation.”

5.27	Intentionally Omitted.

5.28	Continuing Seller Interests

     To ensure the performance by Buyer (and its successors and assigns to all or an undivided interest in the Property Interests), of its obligations under this Agreement, any Sale or Transfer (including hypothecation) of all or a portion of the Property Interests or recording of claims against the Property Interests shall be made expressly subject to the rights of Seller under

41

this Agreement, including the Development Declaration. This provision shall be included in the Grant Deed and any subsequent deed or conveyancing instrument for any of the Property Interests, in perpetuity.

5.29	Unocal Asset Purchase Agreement.

     With the exception of the payment of the “Contingent Payment” to Unocal as set forth below, Buyer hereby accepts and assumes all of Seller’s rights, duties and obligations, of every nature and type whatsoever, under, in or relating to the Unocal Asset Purchase Agreement to the extent they relate to the Property Interests. The obligation to pay to Unocal the “Contingent Payment” (referenced and defined at Section 2.1 of the Unocal Asset Purchase Agreement) is specifically retained by Seller; provided, however, that Buyer hereby covenants and agrees to provide necessary information to Seller in a timely fashion so that it may calculate the amount of the Contingent Payment. The information to be provided to Seller shall consist of and shall be submitted as follows:

     (a) The information is set forth in Section 2.1 of the. Unocal Asset Purchase Agreement and shall be calculated based upon data from the Brea Olinda field only.

     (b) The information shall relate to the following calendar years: 2003 and 2004. Buyer shall provide such information to Seller, within ten (10) days of a written request therefor. Furthermore, within two (2) days of a Seller request, Buyer shall make its relevant records available for inspection by Seller during normal business hours at Buyer’s office. The matters contained in the preceding sentence are in addition to, and not in limitation of, the provisions of Section 5.25.

5.30	Like-Kind Exchange.

     Seller shall have the right, on ten days written notice to Buyer, to consummate the Transaction by means of a “like-kind exchange” (“Exchange”) pursuant to Section 1031 of the United States Internal Revenue Code, so long as the Exchange does not delay the Close. Buyer will cooperate with Seller in such endeavor as described in Section 5.25 of this Agreement.

5.31	Oil Well Exhibit.

     As a convenience to Buyer, Seller has attached as Exhibit “H” a list of oil wells (“Oil Wells”) which to the best of its knowledge (as defined in Section 3. 1B) is a complete list of Oil Wells in the Property Interests. Buyer specifically understands and agrees that all matters pertaining to the Wells are included within the Buyer Indemnities granted herein in Section 3.5. (without limitation, including any plugging, abandonment, reabandonment and the like), as well as being covered by all other provisions of this Agreement pertaining to the Property Interests and Oil Operations.

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5.32 Intentionally Omitted.

5.33 Oil Price Hedge.

     The parties agree to use commercially reasonable efforts to secure the consent (“Consent”) of Morgan Stanley Capital Group, Inc. (“Stanley”) to the assignment to Buyer of that certain oil price hedge (Commodity Swap) contract between Seller and Stanley, dated January 30, 2003, which assignment will be effected at the Close, if the Consent is received. Should such consent be obtained, Seller is obligated to make any assignment within thirty (30) days of such consent and Buyer must accept such assignment.

5.34 Waiver, Release and Indemnities: Limitations under the PAPA.

     The waiver, release and indemnities given by Buyer herein with respect to Losses and Environmental Losses are subject to any contrary provisions regarding Seller Work to be performed under the PAPA (but as also limited by such contrary provisions). The provisions of the PAPA shall prevail in the event of any conflict between that agreement and the indemnity provisions in Section 3.5 of this Agreement.

5.35 Buyer’s Counsel as Closing Repository.

     Buyer will ensure that Buyer’s General Partner’s counsel identified in Section 2.6.2 shall act as the Closing Repository for the Transaction in compliance in all respects with the Repository Instructions.

     IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

NUEVO ENERGY COMPANY,		BLACKSAND PARTNERS, L.P.,
a Delaware corporation		a Texas limited partnership

		By:	Blacksand Energy, Inc., a Delaware Corporation
By:	-s- George B. Nilsen George B. Nilsen	Title:	General Partner
Title:	Senior Vice President		By:	-s- Tim Collins

Tim Collins
By:	-s- Phillip A. Gobe Phillip A. Gobe		Title:	President
Title:	Chief Operating Officer

	“SELLER”		“BUYER”

43

EXHIBIT A

(Description of the Property Interests)

Exhibit A

EXHIBIT A1

(Property Minerals)

Exhibit A1

EXHIBIT ‘A1’

THOSE PORTIONS OF SECTIONS 1 AND 12, TOWNSHIP 3 SOUTH, RANGE 10 WEST AND SECTIONS 5, 6, 7 AND 8, TOWNSHIP 3 SOUTH, RANGE 9 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, AND IN THE CITY OF BREA, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 51, PAGE 7 OF MISCELLANEOUS MAPS, AND RECORD OF SURVEY FILED IN BOOK 12 PAGE 40, RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133, PAGES 41 THROUGH 46 INCLUSIVE AND RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE, ALL OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY RECORDER, ALSO BEING DESCRIBED IN A DEED, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1

BEGINNING AT A WHITE POST 4 INCHES SQUARE IN MOUND WITH PITS AT THE NORTHEAST CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BEING ALSO THE SOUTHEAST CORNER OF THE RANCHO RINCON DE LA BREA; THENCE ALONG THE PATENT BOUNDARY OF SAID RANCHO RINCON DE LA BREA, NORTH 84° WEST 107.51 CHAINS TO A SAND STONE MARKED R. B. IN MOUND WITH PITS; THENCE ALONG SAID PATENT BOUNDARY NORTH 57° 42' WEST 43.67 CHAINS TO A WHITE POST 4 INCHES SQUARE IN MOUND OF STONE MARKED S. J. C. S. A. AT INTERSECTION OF THE PATENT LINES OF SAID RANCHOS SAN JUAN CAJON DE SANTA ANA AND RINCON DE LA BREA; THENCE ALONG THE PATENT LINE OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, NORTH 76° 25' WEST 62.67 CHAINS TO A 2"× 4" POST MARKED 62.67 IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 58.96 CHAINS TO A 2' × 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 89° EAST 20.00 CHAINS TO A 4" × 4" POST IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 20.00 CHAINS TO A 2" × 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 88° 39' EAST 55.48 CHAINS TO A 2" × 4" POST MARKED 20 IN MOUND WITH PITS; THENCE SOUTH 0° 30' EAST 20.00 CHAINS TO A 2" × 4" POST IN MOUND WITH PITS; THENCE NORTH 89° 45" EAST 134.63 CHAINS TO A 2" X 4" POST MARKED 40.10 IN MOUND WITH PITS UPON THE EASTERN BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA; THENCE ALONG SAME NORTH 4° WEST 47.51 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE WESTERLY 200 ACRES OF THE ABOVE DESCRIBED TRACT.

ALSO EXCEPTING THEREFROM ANY PORTION LYING NORTHERLY OF THE AGREED BOUNDARY LINE AND BOUNDED WESTERLY BY LINE, RUNNING NORTH 28° 30' EAST FROM THE WESTERN TERMINUS OF SAID LINE AS ESTABLISHED BY AGREEMENT BETWEEN THE UNION OIL COMPANY OF CALIFORNIA AND THE GRAHAM-LOFTUS OIL COMPANY, RECORDED JUNE 10, 1905 IN BOOK 120, PAGE 223 OF DEEDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY DEED RECORDED JUNE 28, 1940 IN BOOK

1051, PAGE 301 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY OF SAID LANDS OWNED BY UNION OIL COMPANY OF CALIFORNIA, WHICH WESTERLY BOUNDARY IS ALSO THE EASTERLY BOUNDARY OF THAT CERTAIN 200-ACRE TRACT CONVEYED BY SAID UNION OIL COMPANY OF CALIFORNIA TO GEORGE CHAFFEY BY DEED DATED APRIL 25, 1899, RECORDED JUNE 20, 1899 IN BOOK 44, PAGE 79 OF DEEDS, WHICH POINT OF BEGINNING IS THE POINT OF INTERSECTION OF THE AFORESAID WESTERLY BOUNDARY WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF CENTRAL AVENUE AS THE SAME EXISTED ON MAY 23, 1940 BETWEEN BERRY STREET AND BREA CANYON ROAD; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 73° 32' 24" WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF SAID CENTRAL AVENUE AT SAID POINT OF INTERSECTION (ASSUMED AND TAKEN TO BEAR NORTH 15° 11' 16" EAST), A DISTANCE OF 839.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 10' 11" EAST A DISTANCE OF 1250 FEET; THENCE SOUTH 89° 49' 49" EAST A DISTANCE OF 500 FEET; THENCE SOUTH 65° 23' 11" EAST A DISTANCE OF 604.15 FEET; THENCE SOUTH 0° 10' 11" WEST A DISTANCE OF 1000 FEET; THENCE NORTH 89° 49' 49" WEST A DISTANCE OF 1050 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10 ' 50" WEST ALONG SAID LINE 3131.98 FEET FROM THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" × 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2"× 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" × 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 641 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN DEED TO THE BREA-OLINDA UNIFIED SCHOOL DISTRICT OF ORANGE COUNTY, CALIFORNIA, RECORDED SEPTEMBER 11, 1968 IN BOOK 8716, PAGE 437 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN PARCEL 1 OF THE DEED TO THE CITY OF BREA RECORDED JANUARY 16, 1969 IN BOOK 8846, PAGE 971 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS A6471-4, A6471-5, A6471-6 AND A6471-7 OF THAT CERTAIN FINAL ORDER OF CONDEMNATION, SUPERIOR COURT CASE NO. 156220, A CERTIFIED COPY OF WHICH WAS RECORDED SEPTEMBER 29, 1970 IN BOOK 9417, PAGE 364 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS 1 AND 2 AS SHOWN ON PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, TOGETHER WITH THE WEST HALF OF ASSOCIATED ROAD, 80.00 FEET WIDE, AS SHOWN SAID PARCEL MAP NO. 86-243, ADJOINING SAID PARCELS 1 AND 2 ON THE EAST, AND BOUND NORTHEASTERLY BY THE NORTHEASTERLY LINE OF SAID PARCEL MAP NO. 86-243, AND BOUND SOUTHERLY BY THE CENTERLINE OF LAMBERT ROAD AS SHOWN ON SAID PARCEL MAP NO. 86-243.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF PARCEL MAP NO. 83-1179, AS SHOWN ON A MAP FILED IN BOOK 218, PAGES 1 THROUGH 4 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12562, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 4 THROUGH 9 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12563, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 10 THROUGH 15 INCLUSIVE OF MISCELLANEOUS MAPS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN THE DEED TO THE CITY OF BREA RECORDED MARCH 29, 1996 AS INSTRUMENT NO. 19960153320 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “N 10°33'18"E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET THENCE NORTH 15°02'00" EAST 103.00 FEET THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “N10°33'18"E 381.48'”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18"E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET
THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “N10°33'18"E 381.48'";

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33’18” WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 3

THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM

THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" × 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" × 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" × 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIPTION WAS COMPILED FROM INFORMATION SUPPLIED BY FIRST AMERICAN TITLE COMPANY PRELIMINARY REPORT NO. 2033601, DATED JUNE 15, 2000 AND PRELIMINARY REPORT NO. 2033661, DATED JUNE 21, 2002.

EXHIBIT “  ‘A1’ SITE DEPICTION”, IS FOR INFORMATIONAL PURPOSES ONLY.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES
UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S.7297
MY LICENSE EXPIRES 12/31/2004

January 31, 2003
JN: 13207.00

5 of 5

EXHIBIT A2

(Adjacent Minerals)

Exhibit A2

EXHIBIT A2

Description of Adjacent Minerals

     All of that real property, and all real property rights and interests, described in those certain Exceptions and Reservations unto Grantor, Paragraphs A through E, appearing on pages 1 and 2 of, and in all the Attachments to, the grant deed (“Walden Deed”) from Grantor to BREA WALDEN, LLC, a California limited liability company, as grantee, dated October 3, 2001, and recorded in the Official Records of Orange County, California on October 9, 2001 as Instrument No. 20010710856. A conformed copy of the Walden Deed is appended hereto for convenience only, as Attachment 1 to Exhibit A2.

Exhibit A2

ATTACHMENT 1 TO
EXHIBIT A2

Attachment 1
Exhibit A2

ATTACHMENT 1 TO EXHIBIT A2

RECORDING REQUESTED BY:

Brea Walden, LLC
c/o Hover Development Company, Inc.
3501 Jamboree Boulevard. Suite 200
Newport Beach, California 92660
Attn: Tom Hover

WHEN RECORDED MAIL TO:

Brea Walden, LLC
c/o Hover Development Company, Inc.
3501 Jamboree Boulevard, Suite 200
Newport Peach, California 92660
Attn: Tom Hover

MAIL TAX STATEMENTS TO ADDRESS ABOVE

GRANT DEED

     FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, NUEVO ENERGY COMPANY, a Delaware corporation (“Grantor”), hereby grants to BREA WALDEN, LLC, a California limited liability company (“Grantee”), the following described real property (“Land” or “Property”) in the County of Orange, Stale of California:

     See Attachment No. 1 which is incorporated herein by this reference.

     EXCEPTING AND RESERVING UNTO GRANTOR, its successors and assigns together with the right to grant and transfer all or a portion of the same, as follows:

     A. All oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons, of every type and nature, by whatsoever name known, geothermal steam and all products derived from any of the foregoing, that may be within or under the Land, together with the perpetual right of drilling, mining, exploring and operating therefor and producing, storing in, injecting water, gases and/or other substances (for secondary and/or tertiary recovery operations) into, or to use other techniques, whether now known or unknown, and removing, taking, treating and selling the same from said Land or any other land (including the Adjacent Parcel, as shown on Attachment “2”), and including the right to whipstock or directionally drill and mine from lands other than the Land (including the Adjacent Parcel, as shown on Attachment “2”), oil or gas wells, mines, tunnels and shafts into, through or across the subsurface of the Land, and to bottom such whipstocked or directionally drilled wells, mines, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to relocate, replace, redrill, retunnel, work, rework, complete, recomplete, equip, maintain, repair, remove, change the size of, increase the number of, deepen and operate any such wells or mines; but, except as set forth irl C, D and E below, without the

1

right to drill, mine, store, explore or operate through the surface or the upper 500 feet of the subsurface of the Land.

     B. Any and all water, water rights or interests therein appurtenant or relating to the Land or owned or used by Grantor in connection with or with respect to the Land (no matter how acquired by Grantor), whether such water rights shall be riparian, overlying, appropriative, littoral, percolating, prescriptive, adjudicated, statutory, contractual or otherwise derived, together with the right and power to explore, drill, redrill, remove and store the same from or in the Land or to divert or otherwise utilize such water, rights or interests on any other property owned or leased by Grantor; but without, however any right to enter upon the surface of the Land in the exercise of such rights.

     C. An exclusive, subsurface easement and nonexclusive surface easement (“Corridor Easement”) on, over and under the Land for ingress, egress and access to and from, and the construction, installation, maintenance, replacement, repair, removal, reconstruction and other uses (collectively, “uses”) of (a) electric, gas, telephone, water, sewer, drainage, and all other wet and dry utilities, (b) cable television and other telecommunications and/or data transmission lines and facilities, and (c) pipelines and other uses and facilities in connection with its operating/non- operating oil and gas wells and mines and other development of the adjacent parcel (“Adjacent Parcel”) as a master-planned community (the location of the Corridor Easement and a description of the Adjacent Parcel are shown on Attachment “2”); provided that the construction and installation of such facilities shall not unreasonably interfere with Grantee’s development of the Land, and after Mass Grading thereof has been completed, Grantor shall repair any damage to the surface of the Land caused by its activity thereon; and provided further that Grantee shall construct and maintain landscaping on and over the surface of the Corridor Easement compatible with its development of the Land and Grantor’s development of the Adjacent Parcel.

     D. A non-exclusive easement (“Street Easement”) on, over and under the streets on the Land for ingress, egress and access to and from, and the construction, installation, maintenance, replacement, repair, removal, reconstruction and other uses of (a) electric, gas, telephone, water, sewer, drainage, and all other wet and dry utilities, (b) cable television and other telecommunications and/or data transmission lines and facilities, and (c) pipelines and other facilities in connection with its operating/non-operating oil and gas wells and mines and other development of the Adjacent Parcel as a -master-planned community (the location of the Street Easement is shown on Attachment “2”); provided that the use of such facilities shall not unreasonably interfere with Grantee’s development of the Land, and after Mass Grading thereof has been completed, Grantor shall repair any damage to the Streets and surface of the Land caused by its activity thereon.

     E. A non-exclusive easement on, over and under the Land for drainage purposes from the Adjacent Parcel, as shown on Attachment “3,” as well as the right to connect to and discharge and drain through, any water, sewer and other facilities constructed by Grantee on, over and under the Land.

2

All defined terms in the Agreement and other Development Documents referenced therein are incorporated herein by this reference. The provisions of this Grant Deed shall prevail in the event of a conflict with the provisions of any other Development Document.

SUBJECT TO:

     1. General and special real property taxes and assessments and supplemental assessments, if any which are not delinquent.

     2. That certain Agreement between Adjacent Landowners, dated October 9, 2001, between Grantor and Grantee, regarding the construction and location of slopes and the disposition and use of export spoils, recorded concurrently herewith.

     3. That certain Temporary Easement and Transfer Agreement between Grantor and Brea Olinda Venture, LLC, dated June 6, 2001, whether a matter of record or not.

     4. All other covenants, conditions, restrictions, reservations, rights, rights-of-way, dedications, offers of dedication, easements and other matters of record or apparent.

     IN WITNESS WHEREOF, Grantor has executed this Grant Deed on the day and year hereafter written.

Dated: October 3, 2001	NUEVO ENERGY COMPANY, a Delaware
corporation

	By:	-s- Mike Darden

MIKE DARDEN

	Title:	VICE PRESIDENT

	By:	-s- David A Leach

DAVID A LEACH

	Title:	ASST. SECRETARY

“Grantor”

3

ACCEPTANCE: Grantee hereby accepts this-Grant Deed on the terms and conditions herein stated.

Dated: October 3, 2001	BREA WALDEN, LLC, a California limited liability company

	By:	HOVER DEVELOPMENT COMPANY, INC., a California corporation, its sole managing member

	By:	/s/ Tom Hover

Tom Hover, President

By:

Its:

“Grantee”

4

State of Texas	)
)
County of Harris	)

     On _________________________________ before me, ___________________________________________ , personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of Texas	)
)
County of Harris	)

     On October 4, 2001 before me, Judy Vidrine, personally appeared Mike Darden and David A. Leach, personally known to me to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature	/s/ Judy Vidrine	[Stamp]

5

State of California	)
)
County of Orange	)

     On _________________________ before me, _______________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of California	)
)
County of Orange	)

     On October 3, 2001 before me, Donna Fritz, personally appeared Tom Hover, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature	-s- Donna Fritz

6

ATTACHMENT NO. 1

TO

GRANT DEED

LEGAL DESCRIPTION OF LAND

Preliminary Report

DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, CITY OF BREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 2 AS SHOWN ON EXHIBIT “B” OF LOT LINE ADJUSTMENT LL-2000-054- RECORDED ON AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXHIBIT "B"
LOT LINE ADJUSTMENT
LL-2000-054
(MAP)

OWNERS	EXISTING PARCEL AP NUMBERS	PROPOSED PARCEL REFERENCED NUMBERS
NUEVO ENERGY COMPANY	320-073-02 & 06	1 & 2
NUEVO ENERGY COMPANY	306-031-02,03,06,07,08,09,11,14 & 17	
NUEVO ENERGY COMPANY	319-142-08 & 10	

SHEET 4 OF 4 SHEETS
INST. NO. 87-039247 O.R.
PARCEL 1
INST. NO. 84-421550 O.R.
N89°04'10"E 2710.68'
E'LY LINE TR 9577
S10°59'29"W (RAD)
PARCEL 2
INST. NO. 84-421550 O.R.
N03°38'31"E (RAD)
N11°43'25"E (RAD)
S07°45'59"W (RAD)
℄ LAMBERT ROAD
℄ KRAEMER BLVD.
S'LY PROLONGATION OF E'LY LINE OF TR 9577
DETAIL
SCALE 1"=200"
SEE SHEET 2
SEE SHEET 3
PARCEL 1
S'LY LINE 30/11 DEEDS
N89°10'50"E 6337.80'
3336.80'
677.587± AC.
2711.30'
INST. NO. 19960175826 O.R.
N'LY LINE OF ANNEXATION NO. 3-76 12265/1781 O.R.
P.O.B. PARCEL 1 NE COR SE 1/4 SEC 7
E'LY LINE SEC 7
289.70'
P.O.B. PARCEL 2
543.53'
S00°51'53"E 663.55'
R.S.B 13/8
R.S.B 91/12
N89°04'10"E 2710.68
2569.09'
2370.68'
PARCEL 2
17.613± AC.
RS 91/12
S11°24'54"W (RAD)
SEE DETAIL
S21°39'21"E (RAD) P.R.C.
N17°38'45"W (RAD)
60' 60' 120'
R.S. 81-1139
R.S.B. 105/1-5
SCALE 1" = 500'
NOTE:
SEE SHEET 1 FOR BASIS OF BEARINGS, LEGEND AND SURVEYORS NOTES.

BEARING TABLE

NO.	BEARING	DISTANCE
L1	S00°51'53"E	122.03'
L2	S89°04'03"W	1125.62'
L3	N86°04'22"W	142.10'
L4	N00°55'49"W	56.42'
L5	N56°54'57"E	36.76'
L6	N00°55'49"W	207.80'
L7	N89°04'11"E	80.00'
L8	S00°55'49"E	232.18'
L9	S51°26'58"E	31.07'
L10	N00°55'49"W	272.22'
L11	S89°04'11"W	198.41'
L12	S00°55'49"E	61.46'
L13	N00°55'49"W	830.96'
L14	N00°55'49"W	480.33'
L15	N00°55'49"W	220.72'

CURVE TABLE

NO.	DELTA	RADIUS	LENGTH	TANGENT
C1	04°00'36"	2500.00'	174.97'	87.52'
C2	20°43'24"	2500.00'	904.23'	457.11'
C3	12°20'51"	2500.00'	538.76'	270.43'
C4	00°43'56"	2440.00'	31.18'	15.59'
C5	04°07'28"	2440.00'	175.64'	87.86'

First American Title Insurance Company

ATTACHMENT NO. 2

TO

GRANT DEED

CORRIDOR EASEMENT

STREET EASEMENT

ADJACENT PARCEL

CORRIDOR EASEMENT

(Metes and Bounds Description Of
Easement Area)

GRANT DEED

ATTACHMENT "2"

TENTATIVE TRACT NO. 16047
LOTS "A" & "F"

SHEET 1 OF 1 SHEETS
'A' STREET
LAMBERT ROAD
R.S. NO. 91-1007
T.T.M. 16047
25.24'
232.10'
P.O.B.
PARCEL B
(PROPOSED LOT A)
N'LY LINE OF
ANNEXATION NO. 3-76
12266/1761 O.R.
N34°46'02"W
(RAD)
N00°50'30"W
(RAD)
25.00'
P.O.B.
PARCEL A
(PROPOSED LOT F)
N89°53'53"W 723.50'
466.40'
COUNTY OF ORANGE
CITY OF BREA
SCALE: 1"= 160'
122.03'
R.S.B. 133/41-46
E'LY LINE
NE COR.
SE 1/4
SECTION 7
543.66'
S00°10'32"W 665.87'
P.O.C.
NE COR.
SE 1/4
SECTION 7
R.S.B. 13/8
R.S.B. 91/12

BEARING TABLE

NO.	BEARING	DISTANCE
L1	SOUTH	6.05'
L2	NORTH	14.12'
L3	S07°50'05"E	87.46'
L4	S81°51'01"W	25.00'
L5	N07°50'05"W	91.09'

CURVE TABLE

NO.	DELTA	RADIUS	LENGTH
C1	33°55'32"	45.00'	26.65'

ATTACHMENT “2”
TENTATIVE TRACT NO. 16047
LOTS “A” & “F”

THOSE PORTIONS OF THE SOUTHEAST QUARTER OF SECTION 7, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE CITY OF BREA, STATE OF CALIFORNIA AS SHOWN ON RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133 PAGES 41 THROUGH 46 INCLUSIVE OF RECORDS OF SURVEY IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, ALSO DESCRIBED AS A PORTION OF THE LAND DESCRIBED IN A, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10,1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER. MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A (TENTATIVE TRACT NO. 16047 LOT“F”)

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF SECTION 7:

THENCE ALONG THE EASTERLY LINE OF SAID SOUTHEAST QUARTER OF SECTION 7 SOUTH 00°10'32" WEST 543.66 FEET TO A POINT ON THE NORTHERLY LINE OF THE CITY OF BREA ANNEXATION NO. 3-76, AS DESCRIBED IN RESOLUTION NO. 77-45 RECORDED JUNE 28.1977. IN BOOK 12265, PAGE 1781 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER;

THENCE ALONG SAID NORTHERLY LINE OF SAID ANNEXATION NORTH 89°53'53"W 466.40 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 6.05 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE SOUTHERLY, AND HAVING A RADIUS OF 45.00 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 00°50'30" WEST, SAID POINT BEING ON THE RIGHT-OF-WAY OF PROPOSED STREET “A”;

THENCE WESTERLY ALONG SAID CURVE AND RIGHT-OF-WAY 26.65 FEET THROUGH A CENTRAL ANGLE OF 33°55'32";

THENCE NORTH 14.12 FEET TO SAID NORTHERLY LINE;

THENCE ALONG SAID NORTHERLY LINE SOUTH 89°53'53" EAST 25.00 FEET TO THE POINT OF BEGINNING.

PARCEL B (TENTATIVE TRACT NO. 16047 LOT “A” )

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF SECTION 7;

THENCE ALONG THE EASTERLY LINE OF SAID SOUTHEAST QUARTER OF SECTION 7 SOUTH 00°10'32" WEST 543.66 FEET TO A POINT ON THE NORTHERLY LINE OF THE CITY OF BREA ANNEXATION NO. 3-76, AS DESCRIBED IN RESOLUTION NO. 77-45 RECORDED

JUNE 28, 1977, IN BOOK 12265, PAGE 1781 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER;

THENCE ALONG SAID NORTHERLY LINE OF SAID ANNEXATION NORTH 89°53'53"W 723.50 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 07°50'05" EAST 87.46 FEET TO A POINT ON THE RIGHT-OF-WAY OF PROPOSED STREET “A”;

THENCE ALONG SAID RIGHT-OF-WAY SOUTH 81°51'01" WEST 25.00 FEET;

THENCE NORTH 07°50'05" WEST 91.09 FEET TO SAID NORTHERLY LINE;

THENCE ALONG SAID NORTHERLY LINE SOUTH 89°53'53" EAST 25.24 FEET TO THE POINT OF BEGINNING.

ALSO AS SHOWN ON EXHIBIT “B”, ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

THIS DESCRIPTION HAS BEEN PREPARED FOR “LAND OWNER AGREEMENT” PURPOSES AND MAY NOT BE USED FOR THE CONVEYANCE, FINANCING OR LEASING OF LAND, EXCEPT AS PROVIDED FOR IN LOCAL ORDINANCE AND THE SUBDIVISION MAP ACT, A DIVISION OF THE GOVERNMENT CODE OF THE STATE OF CALIFORNIA

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

STREET EASEMENT

(Current depiction of Streets,
to be automatically replaced
by the recorded version
of TTM 16047, showing
the final alignment
and location thereof and
connection points to the
Corridor Easement)

SHEET 1 OF 3 SHEE

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
"A" STREET
9
8
7
6
5
4
3
2
1
43
44
45
46
47
48
49
50
51
52
A
C
F
H

SHEET 2 OF 3 SHEE

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
STREET
"A" STREET
18
17
16
15
14
13
12
11
10
9
8
7
34
35
36
37
38
39
40
41
42
43
44
45

SHEET 3 OF 3 SHEE

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
"A" STREET
27
26
25
24
23
22
21
20
19
18
17
16
28
29
30
31
32
33
34
35
36
D
B
E

EXHIBIT A3

(District Minerals)

Exhibit A3

EXHIBIT A3

THAT PORTION OF PARCEL 1 OF LOT LINE ADJUSTMENT NO. LL 2000-054, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, RECORDED AUGUST 13, 2001, AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, ALSO AS SHOWN ON RECORD OF SURVEY NO. 2001-1007 FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18"E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET
THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “N10°33'18"E 381.48' ”; THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18' WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 0.425 ACRES, MORE OR LESS.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S. 7297 MY LICENSE EXPIRES 12/31/2004

November 04, 2002
JN: 13207.00.034

EXHIBIT A4

(Other Minerals)

Exhibit A4

EXHIBIT A4

Property Name:	BREA RESIDENTIAL LOTS MINERAL FEE
Nuevo Property #:	CA12096

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Grant Deed dated 8/1/10, from J.S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10 in Book 194 at Page 55 of Deeds.

Property Name:	HOLE MINERAL FEE
Nuevo Property #:	CA12451

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 8/1/10, from J.S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10, in Book 194, Page 55, of Deeds; EXCEPTING THEREFROM, any portions of such real property which is located in Section 22, Section 23, Section 24, or the South Half of Section 14, Township 3 South, Range 10 West, S.B.B.&M.

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Quitclaim Deed dated 4/29/46, between David R. Wagner, as Grantor, and Union Oil Company of California, as Grantee, recorded 4/30/46 in Book 1332 at Page 421 of Official Records; EXCEPTING THEREFROM, any portions of such real property which is located in Section 22, Section 23, Section 24, or the South Half of Section 14, Township 3 South, Range 10 West, S.B.B.&M.

Property Name:	SIEVERS (J.) MINERAL FEE
Nuevo Property #:	CA12097

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Grant Deed dated 11/30/26, from John D. Sievers, as Grantor, to Union Oil Company of California, as Grantee, recorded 12/9/26 in Book 690 at Page 149 of Deeds.

1

Property Name:	TOWNSEND & DAMON MINERAL FEE
Nuevo Property #:	CA12445

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 8/1/10, from J. S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10 in Book 194 at Page 55 of Deeds.

Property Name:	NARANJAL MINERAL FEE A & B
Nuevo Property #:	CA12453

All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 3/24/10 from Stearns Ranchos Company, as Grantor, to Union Oil Company of California, as Grantee, recorded 4/22/21 in Book 385 at Page 394 of Deeds Orange County and recorded on 5/25/21 in Book 211, Page 268 Official Records Los Angeles County; EXCEPTING THEREFROM that portion described as follows:

That portion of the Northerly one-half of Section 2, Township 3 South, Range 10 West, in the Rancho San Juan Cajon de Santa Ana, in the unincorporated territory of the County of Orange, State of California, as shown on the Map recorded in Book 51, Page 7 of Miscellaneous Maps in the Office of the County Recorded, described as follows:

Beginning at the Southeasterly corner of Tract No. 12743, recorded in Book 585, Pages 39 through 44 of Miscellaneous Maps in the Office of said county recorder; thence along the Easterly line of said Tract No. 12743, North 1°31'03" West 1099.63 feet to the Northeasterly corner of said Tract No. 12743, said corner also being the beginning of a non-tangent curve, concave Northeasterly having a radius of 795.00 feet, a radial line to said point bears South 4°39'12" East; thence Northwesterly 484.67 feet along said curve and the Northerly line of said Tract No. 12743, through a central angle of 34°55'49"; thence North 59°43'23" West 104.97 feet along said Northerly line to an angle point in said Northeasterly line, said angle point being the beginning of a non-tangent curve, concave Southeasterly having a radius of 1450.00 feet, a radial line to said point bears North 59°31'24" West; thence Northeasterly 54.73 feet along said Northeasterly line through a central angle of 2°09'15"; thence along said Northeasterly line North 57°22'09" West 50.00 feet to the most Northerly corner of said Tract No. 12743, said corner also the beginning of a non-tangent curve, concave Southeasterly having a radius of 1500.00 feet, a radial line to said point bears North 57°22'09" West; thence leaving said Northeasterly

2

line and following along the Easterly line of future Tract No. 13728, the following courses:

Northeasterly 390.15 feet along said curve through a central angle of 14°54'09" to the beginning of a reverse curve, concave Northwesterly having a radius of 1500.00 feet, a radial line to said curve bears South 42°28'00" East, Northeasterly 190.20 feet along said curve through a central angle of 7°12'55"; North 4°32'00" West 149.18 feet, West 208.00 feet, North 45°00'00" West 45.00 feet, North 60.00 feet, North 86°40'00" West 66.00 feet, and North 13°00'22" East 215.00 feet to the Northerly line of said Rancho San Juan Cajon de Santa Ana as shown on Record of Survey no. 88-1035, filed in Book 119, Pages 33 and 34 in the Office of the County Recorder; thence South 76°59'28" East 1527.95 feet along said Northerly line to the Northwesterly corner of the land described in the deed to the Exxon Education Foundation, recorded December 29, 1983 as File/Page No. 83-587995 of Official Records in the Office of the County Recorder; thence South 1°18'55" West 1851.58 feet along the Westerly line of said deed to the Southwesterly corner of said deed; thence South 88°31'06" West 961.07 feet along the Northerly line of the South one-half of said Section 2 to the Point of Beginning.

All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 5/17/27 between Stearns Ranchos Company and Union Oil Company of California, recorded 5/25/27 in Book 47 at Page 363 Official Records; EXCEPTING THEREFROM that portion described as follows:

That portion of the Northerly one-half of Section 2, Township 3 South, Range 10 West, in the Rancho San Juan Cajon de Santa Ana, in the unincorporated territory of the County of Orange, State of California, as shown on the Map recorded in Book 51, Page 7 of Miscellaneous Maps in the Office of the County Recorded, described as follows:

Beginning at the Southeasterly corner of Tract No. 12743, recorded in Book 585, Pages 39 through 44 of the Miscellaneous Maps in the Office of said county recorder; thence along the Easterly line of said Tract No. 12743, North 1º31'03" West 1099.63 feet to the Northeasterly corner of said Tract No. 12743, said corner also being the beginning of a non-tangent curve, concave Northeasterly having a radius of 795.00 feet, a radial line to said point bears South 4°39'12" East; thence Northwesterly 484.67 feet along said curve and the Northerly line of said Tract No. 12743, through a central angle of 34°55'49"; thence North 59°43'23" West 104.97 feet along said Northerly line to an angle point in said Northeasterly line, said angle point being the beginning of a non-tangent curve, concave Southeasterly having a radius of 1450.00 feet, a radial line to said point bears North 59º31'24" West; thence Northeasterly 54.73 feet along said Northeasterly line through a central angle of 2°09'15"; thence along said Northeasterly line North 57°22'09" West 50.00 feet to the most Northerly corner of said Tract No. 12743, said corner also the beginning of a non-tangent curve, concave Southeasterly having a radius of 1500.00 feet, a radial line to said point bears North 57°22'09" West; thence leaving said Northeasterly

3

line and following along the Easterly line of future Tract No. 13728, the following courses:

Northeasterly 390.15 feet along said curve through a central angle of 14°54'09" to the beginning of a reverse curve, concave Northwesterly having a radius of 1500.00 feet, a radial line to said curve bears South 42°28'00" East, Northeasterly 190.20 feet along said curve through a central angle of 7°12'55"; North 4°32'00" West 149.18 feet, West 208.00 feet, North 45º00'00" West 45.00 feet, North 60.00 feet, North 86°40'00" West 66.00 feet, and North 13°00'22" East 215.00 feet to the Northerly line of said Rancho San Juan Cajon de Santa Ana as shown on Record of Survey No. 88-1035, filed in Book 119, Pages 33 and 34 in the Office of the County Recorder; thence South 76°59'28" East 1527.95 feet along said Northerly line to the Northwesterly corner of the land described in the deed to the Exxon Education Foundation, recorded December 29, 1983 as File/Page No. 83-587995 of Official Records in the Office of the County Recorder, thence South 1°18'55" West 1851.58 feet along the Westerly line of said deed to the Southwesterly corner of said deed; thence South 88°31'06" West 961.07 feet along the Northerly line of the South one-half of said Section 2 to the Point of Beginning.

EXCEPTING THEREFROM that portion of the above described property which was conveyed to Brea Walden L.L.C. by Grant Deed dated October 3, 2001 and recorded on October 9, 2001 as Instrument No. 20010710856 in the Official Records of Orange County, California, described as follows:

Parcel 2 as shown on Exhibit “B” of Lot Line Adjustment LL-2000-054 recorded on August 13, 2001, as Instrument No. 20010557229 in the Official Records of Orange County, California.

Also EXCEPTING THEREFROM the land described as follows:

Being a portion of the Southwest one-quarter of fractional Section 8, Township 3 South, Range 9 West, lying West of the Easterly boundary of the Rancho San Juan Cajon de Santa Ana, in the County of Orange, State of California as shown on map recorded in Book 51, Page 7 of the Miscellaneous Maps in the Office of the County Recorder of said County and also show on record of Survey 81-1149 filed in Book 103, Page 19 of Record of Survey in the said Office of the County Recorder being more particularly described as follows:

Beginning at the Southwest corner of said Record of Survey 81-1149, thence North 0°11'29" East along the Westerly line of said Record of Survey a distance of 776.93 feet to the Northwest corner of said Record of Survey; thence South 89°45'41" East along the Northerly line and its Easterly prolongation of said Record of Survey a distance of 2406.20 feet of the Easterly boundary line of said Rancho San Juan Cajon de Santa Ana; thence South 03°24'35" East along said Easterly boundary a distance of 772.60 feet to a point on the Easterly prolongation of the Southerly line of said Record of Survey; thence North 89°53'56" West along said Southerly line and its prolongation of distance of 2454.72 feet to the point of beginning.

4

ALSO EXCEPTING THEREFROM the land described as follows:

Those portions of sections 33 and 34, Township 2 South, Range 10 West, San Bernardino Base and Meridian, in the Rancho San Juan Cajon De Santa Ana, in the County of Los Angeles, State of California, described as follows:

Beginning at the Northwest corner of Section 3, Township 3 South, Range 10 West; thence North 00 degrees 03" 08' West, along the Westerly lines of Lots 3 and 4 of Tract No. 30081, as per map recorded in Book 751 Pages 71 and 72 of maps. 225.57 feet to a line that is parallel with and 350.00 feet Easterly, measured at right angles, from the Westerly boundary line of said Rancho San Juan Cajon De Santa Ana, the Southerly terminus of said line is also the most Northeasterly corner of Lot 3 of said Tract No. 30081 and the True Point of Beginning of this description; thence leaving said corner, along the Northerly lines of Lots 2 and 3 of said Tract No. 30081, North 70 degrees 57" 17' West, 350.00 feet of the Westerly boundary line of said Rancho; thence Northeasterly along the Westerly boundary of said Rancho, 785.00 feet more or less to the Northwest corner of said Rancho, being corner Station No. 22 of said Rancho; then Southeasterly along the Northerly boundary line of said Rancho, South 76 degrees 59" 00' East 1212.62 feet to a Point of Intersection of the Northwesterly prolongation of the Easterly line of that certain parcel of land, as Parcel 1, conveyed to Southern California Edison Company, by deed recorded May 5, 1965, as Instrument No. 1001 of Official Records; thence Southeasterly along said Northwesterly prolongation, South 21 degrees 22" 20' East 50 feet to the Northerly corner of said Parcel 1; thence Southwesterly along the Northwesterly line of said Parcel 1, to the Westerly corner of said Parcel 1, said corner is also a point in the Northerly line of a certain corporation Grant Deed Recorded December 22, 1962, as Instrument No. 834, in book D1865 page 873 of Official Records, records of said county, said mentioned point being North 76 degrees 59" 00' West, 465.00 feet, measured along said Northerly line from a certain point “A” referred to in the last mentioned corporation grant deed; thence along said Northerly line, North 76 degrees 59" 00' West, 472.38 feet to the Intersection of the Northeasterly prolongation of the Westerly line of said Parcel 1, that has a bearing and a distance of North 19 degrees 02" 43' East, 484.66 feet; thence Southwesterly along said Westerly line South 19 degrees 02" 43' West 484.66 feet to the True Point of Beginning.

Indenture dated 5/17/27 between Stearns Ranchos Company and Union Oil Company of California, recorded 5/25/27 in Book 47 at Page 363 Official Records, more particularly described as follows: [204-15]

Those portions of sections 33 and 34, Township 2 South, Range 10 West, San Bernardino Base and Meridian, in the Rancho San Juan Cajon De Santa Ana, in the County of Los Angeles, State of California, described as follows:

Beginning at the Northwest corner of Section 3, Township 3 South, Range 10 West; thence North 00 degrees 03" 08' West, along the Westerly lines of Lots 3 and 4 of Tract No. 30081, as per map recorded in Book 751 Pages 71 and 72 of maps. 225.57 feet to a line that is parallel with and 350.00 feet Easterly, measured at right angles, from the Westerly boundary line of said Rancho San Juan Cajon De Santa Ana, the Southerly

5

terminus of said line is also the most Northeasterly corner of Lot 3 of said Tract No. 30081 and the True Point of Beginning of this description; thence leaving said corner, along the Northerly lines of Lots 2 and 3 of said Tract No. 30081, North 70 degrees 70 degrees 57" 71' West, 350.00 feet of the Westerly boundary line of said Rancho; thence Northeasterly along the Westerly boundary of said Rancho, 785.00 feet more or less to the Northwest corner of said Rancho, being corner Station No. 22 of said Rancho; then Southeasterly along the Northerly boundary line of said Rancho, South 76 degrees 59" 00' East 1212.62 feet to a Point of Intersection of the Northwesterly prolongation of the Easterly line of that certain parcel of land, as Parcel 1, conveyed to Southern California Edison Company, by deed recorded May 5, 1965, as Instrument No. 1001 of Official Records; thence Southeasterly along said Northwesterly prolongation, South 21 degrees 22" 20' East 50 feet to the Northerly corner of said Parcel 1; thence Southwesterly along the Northwesterly line of said Parcel 1, to the Westerly corner of said Parcel 1, said comer is also a point in the Northerly line of a certain corporation Grant Deed Recorded December 22, 1962, as Instrument No. 834, in book D1865, page 873 of Official Records, records of said county, said mentioned point being North 76 degrees 59" 00' West, 465.00 feet, measured along said Northerly line from a certain point “A” referred to in the last mentioned corporation grant deed; thence along said Northerly line, North 76 degrees 59" 00' West, 472.38 feet to the Intersection of the Northeasterly prolongation of the Westerly line of said Parcel 1, that has a bearing and distance of North 19 degrees 02" 43' East, 484.66 feet; thence Southwesterly along said Westerly line South 19 degrees 02" 43' West 484.66 feet to the True Point of Beginning.

6

Property Name:	STEARNS MINERAL FEE
Nuevo Property #:	CA12593

All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California by:

1)	Deed dated 12/4/1896, from Stearns Ranches Company, as Grantor, to Union Oil Company of California, as Grantee, recorded 1/13/1897 as Document No. 839 in Book 30 at Page 11 of Deeds.

2)	Grant Deed dated 8/31/1899, between Stearns Ranches Company, as Grantor, and Union Oil Company of California, as Grantee, recorded 9/21/1899 in Book 44 at Page 250 of Deeds, more particularly described as follows:

Those portions of Sections 1 and 12, Township 3 South, Range 10 West and Sections 5, 6, 7 and 8 Township 3 South, Range 9 West, in the Rancho San Juan Cajon de Santa Ana, as shown on a map recorded in Book 51, Page 7 of Miscellaneous Maps, Records of Orange County, California, described as follows:

Beginning at a white post 4 inches square in mound with pits at the Northeast corner of the Rancho San Juan de Santa Ana being also the Southeast corner of the Rancho Rincon De la Brea; thence along the patent boundary of said Rancho Rincon de La Brea; thence along the patent boundary of said Rancho Rincon de La Brea, North 84° West 107.51 chains to a sand stone marked R.B. in mound with pits; thence along said patent boundary North 57°42' West 43.67 chains to a white post 4 inches square in mound of stone marked S.J.C.S.A. at intersection of the patent lines of said Rancho San Juan Cajon de Santa Ana and Rincon De La Brea; thence along the patent line of said Rancho San Juan Cajon de Santa Ana, North 78°25' West 62.67 chains to a 2" × 4" post marked 62.67 in mound with pits; thence South 1°45' West 58.96 chains to a 2" × 4" post marked 20.60 in mound with pits, thence North 89° East 20.00 chains to a 4" × 4" post in mound with pits; thence South 1°45" West 20.00 chains to a 2" × 4" post marked 20.60 mounds with pits; thence North 88°39' East 55.48 chains to a 2" × 4" post marked 20 in mound with pits; thence South 0°30' East 20.00 chains to a 2" × 4" post in mound with pits; thence North 89°45" East 134.63 chains to a 2" × 4" post marked 40.10 in mound with pits upon the Eastern Boundary of said Rancho San Juan Cajon de Santa Ana; thence along same North 4° West 47.51 chains to the place of beginning.

Excepting the Westerly 200 acres of the above described tract.

Also excepting any portion of the above described property which lies north of the agreed boundary line and bounded Westerly by line running North 28°30' East from the Western terminus of said line as established by agreement between the Union Oil Company of

7

California and the Graham-Loftus Oil Company, recorded June 10, 1905 in Book 120, Page 223 of Deeds, records of said Orange County.

Also excepting therefrom that portion included within Parcel 1 of a County of Orange Lot Line Adjustment No. LL 2000-054, recorded August 13, 2001 as Instrument No. 20010557229 of the Official Records, in the office of said Count Recorder.

Also excepting therefrom the land conveyed to Brea Chemicals, Inc., by Deed recorded June 10,1957 in Book 3936, page 314 of said Official Records, described as follows:

Beginning at a point in the Southerly line of the land described in Deed from the Steams Ranchos Company, a Corporation, to Union Oil Company of California, a Corporation, dated August 31, 1899, recorded September 2,1899 in Book 44, Page 250 of said Deeds, distant South 89°10'50" West along said line 3131.98 feet from the Southeast corner of said land, said point of beginning being monumented by Union Oil Company Monument 11B; thence North 9°48'11" West 529.60 feet to a 2" × 2" stake and the true point of beginning for this description; thence North 85°48'16" West, 380.00 feet to a 2" × 2" stake; thence North 4°11'44" East 1750.00 feet to a 2" × 2" stake thence South 85°48'16" East 380.00 feet to a 2" × 2" stake; thence South 4°11'44" West 1750.00 feet to a 2" × 2" stake and the true point of beginning.

Also excepting therefrom those portions of Sections 1 and 12, Township 3 South, Range 10 West and Sections 5, 6, 7 and 8 Township 3 South, Range 9 West, in the Rancho San Juan Cajon de Santa Ana, as shown on a map recorded in Book 51, Page 7 of Miscellaneous Maps, Records of Orange County, California, described as follows:

Beginning at a white post 4 inches square in mound with pits at the Northeast corner of the Rancho San Juan de Santa Ana being also the Southeast corner of the Rancho Rincon De la Brea; thence along the patent boundary of said Rancho Rincon de La Brea; thence along the patent boundary of said Rancho Rincon de La Brea, North 84° West 107.51 chains to a sand stone marked R.B. in mound with pits; thence along said patent boundary North 57°42' West 43.67 chains to a white post 4 inches square in mound of stone marked S.J.C.S.A. at intersection of the patent lines of said Rancho San Juan Cajon de Santa Ana and Rincon De La Brea; thence along the patent line of said Rancho San Juan Cajon de Santa Ana, North 78°25' West 62.67 chains to a 2" × 4" post marked 62.67 in mound with pits; thence South 1°45' West 58.96 chains to a 2" × 4" post marked 20.60 in mound with pits, thence North 89° East 20.00 chains to a 4" × 4" post in mound with pits; thence South 1°45" West 20.00 chains to a 2" × 4" post marked 20.60 mounds with pits; thence North 88°39' East 55.48 chains to a 2" × 4" post marked 20 in mound with pits; thence South 0°30' East 20.00 chains to a 2" × 4" post in mound with pits; thence North 89°45" East 134.63 chains to a 2" × 4" post marked 40.10 in mound with pits upon the Eastern Boundary of said Rancho San Juan Cajon de Santa Ana; thence along same North 4° West 47.51 chains to the place of beginning.

8

Excepting the Westerly 200 acres of the above described tract.

Also excepting any portion of the above described property which lies north of the agreed boundary line and bounded Westerly by line running North 28°30' East from the Western terminus of said line as established by agreement between the Union Oil Company of California and the Graham-Loftus Oil Company, recorded June 10, 1905 in Book 120, Page 223 of Deeds, records of said Orange County.

Also excepting from said tract of land the land conveyed to the Metropolitan Water District of Southern California by Deed Recorded June 28, 1940 in Book 1051, Page 301 of Official Records of said Orange County, described as follows:

Beginning at a point on the Westerly boundary of said lands owned by Union Oil Company of California, which Westerly boundary is also the Easterly boundary of that certain 200-acre tract conveyed by said Union Oil Company of California to George Chaffey by Deed dated April 25, 1899, recorded June 20, 1899 in Book 44, Page 79 of said deeds, which point of beginning is the point of intersection of the aforesaid Westerly boundary with the Easterly Prolongation of the center line of Central Avenue as the same existed on May 23, 1940 between Berry Street and Brea Canyon Road; thence Northeasterly along a line forming an angle of 73°32'24" with the Easterly prolongation of the center line of said Central Avenue at said point of intersection (assumed and taken to bear North 15011'16" East), a distance of 839.60 feet to the true point of beginning; thence North 0°10'11" East a distance of 1250 feet; thence South 89°49'49" East a distance of 500 feet; thence South 65°23'11" East a distance of 604.15 feet; thence South 0°10'11" West a distance of 1000 feet; thence North 89°49'49" West a distance of 1050 feet to the true point of beginning.

Also excepting therefrom that portion described in deed to the Metropolitan Water District of Southern California recorded February 10, 1967 in Book 8173, Page 641 of said Official Records.

Also excepting therefrom that portion described in deed to the Metropolitan Water District of Southern California recorded February 10, 1967 in Book 8173, Page 647 of said Official Records.

Also excepting therefrom the land described in deed to the Brea-Olinda Unified School District of Orange County, California, recorded September 11, 1968, page 437 of said Official Records.

Also excepting therefrom that portion described in Parcel 1 of deed to the City of Brea recorded January 16, 1969 in Book 8846, Page 971 of said Official Records.

Also excepting therefrom that portion described in Parcels A6471-4, A6471-5, A6471-6 and A6471-7 of that certain final order of condemnation, Superior Court Case No. 156220, a certified copy of which was recorded September 29, 1970 in Book 9417, Page 364 of said Official Records.

9

86-243,	as shown on a map filed in Book 214, Pages 28 to 31 inclusive, of Parcel Maps, in the Office of the County Recorder of Orange County, California, together with the West Half of associated road, 80.00 feet wide, as shown on said Parcel Map, adjoining said Parcels 1 and 2 on the East, and being bounded Northeasterly by the Northeasterly line of said Parcel Map and being bounded Southerly by the centerline of Lambert Road, as shown on said Parcel Map.

Also excepting therefrom that portion, if any, included within Parcel 1 of Parcel Map No. 83-1179, as shown on a map filed in Book 218, Page 1 to 4 inclusive, of Parcel Maps, in the Office of the County Recorder of Orange County, California.

Also excepting therefrom that portion included within Tract No. 12562, as shown on a map recorded in Book 579, Pages 4 to 9 inclusive, of said Miscellaneous Maps.

Also excepting therefrom that portion included with Tract No. 12563, as shown on a map recorded in Book 579, Pages 10 to 15 inclusive, of said Miscellaneous Maps.

Also excepting therefrom the land described in the Deed to the City of Brea recorded Marcj 29, 1996 as Instrument No. 19960153320 of the Official Records in the Office of said County Recorder.

            Also excepting therefrom that portion included within Parcel 1 of a County of Orange Lot Line Adjustment No. LL 2000-054, recorded August 13, 2001 as Instrument No. 20010557229 of the Official Records, in the office of said County Recorder.

10

EXHIBIT A5

(Depiction of the Land)

Exhibit A5

PAGE 1 OF 4

EXHIBIT A5

BREA BLVD.
PM 68/18
PARCEL 1
R.S. NO. 2001-1007
2
TR 8820
MM 454/19-24
TR 9532
MM 454/25-28
CO
CB
57 FWY
TR 12562
MM 579/4-9
TR 12563
MM 579/10-15
PM 86-243
P.M.B. 214/28-31
91-1007
RANCHO RINCON DE LA BREA
RANCHO SAN JUAN CAJON DE SANTA ANA
PARCEL 1
LLA 2000-054
INST. NO. 20010557229, O.R.
PARCEL 2
PARCEL 3
WILDCAT WAY
(FORMERLY ASSOCIATED ROAD)
3
R.S.B. 187/2-7
N.A.P.
4
R.S.B. 133/41-46
VALENCIA AVE.
SCALE: 1" = 2000'
TR 9577
MM 438/4-12
LAMBERT ROAD
KRAEMER BLVD.

LEGEND

(#)	SEE PAGE NO.
CB	CITY OF BREA CITY LIMITS
CO	COUNTY OF ORANGE COUNTY LIMITS
R1	R.S. NO. 2001-1007, R.S.B. 187/2-7

BASIS OF BEARINGS

THE BASIS OF BEARINGS FOR THIS PROJECT IS THE N'LY LINE OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BETWEEN THE NE CORNER OF SAID RANCHO AND COMPROMISE CORNER NO. 1, BEING " N 85°05'11" W " PER RECORD OF SURVEY NO. 91-1007, AS SHOWN ON R.S.B. 133/41-46.

NOTES:

THE COURSES SHOWN HEREON ARE A COMPILATION OF R.S. NO. 91-1007, R.S. NO. 2001-1007, AND DEED INTERPRETATIONS THE SHOWN COMBINATION OF COURSES IS THE BEST REPRESENTATION OF THE SITE AS IT SHOULD EXIST ON THE GROUND.

THERE MAY BE EASEMENTS OF RECORD DELINEATED AND REFERENCED ON THE UNDERLYING MAPS OR THERE MAY BE OTHER RECORDED EASEMENTS WITHIN THE AREA, THAT ARE NOT SHOWN ON THIS DOCUMENT THAT COULD ENCUMBER SAID PARCELS HEREIN.

LICENSED LAND SURVEYOR
KATHLEEN SUSAN TETREAULT
Exp. 12/31/04
No. 7297
STATE OF CALIFORNIA

THIS EXHIBIT WAS PREPARED BY ME OR UNDER MY DIRECTION.

The Keith Companies TKC

19 TECHNOLOGY DRIVE IRVINE, CA 92618 TEL: (949) 923-6000

DATE: JANUARY 31, 2003 | JOB NO. 13207.00

PAGE 2 OF 4

RANCHO RINCON DE LA BREA
N76°01'32"W 2026.03'
℄ BREA BLVD.
80' 40' 40'
60' 30' 30'
50' 100'
RANCHO SAN JUAN CAJON DE SANTA ANA
S67°35'45"W (RAD)
E'LY LINE P.M. 68/18 ACCEPTED AS THE E'LY LINE OF THE W'LY 200 ACRES BK. 30, PG. 11 OF DEEDS
PARCEL 1
118.979± AC.
R.S. NO. 91-1007
S'LY & W'LY LINE PCL A6471-7 O.R. 9417/364
C4
L13
L24
COMPROMISE CORNER 2
N68°19'17"W (RAD)
R.S. NO. 2001-1007
R.S.B. 113/41-46
N00°38'59"E 3358.41'
L3
604.15' N64°42'53"W
N00°50'29"E 1250.00'
N00°50'29"E 1000.00'
O.R. 1051/301
L4
N68°52'10"W (RAD)
O.R. 9417/364 W'LY LINE PCL A6471-4
PCL 2 O.R. 10953/742
SEE SHEET 3
57 FREEWAY
R.S.B. 187/2-7
N28°12'45"W 908.77'
O.R. 8173/647
CO CB
N89°23'58"E 659.12'
N89°23'58"E 890.73'
N'LY LINE TR. 12562 M.M. 579/4-9
N'LY LINE TR. 12563 M.M. 579/10-15
SCALE: 1" = 600'

BEARING TABLE		
NO.	BEARING	DISTANCE
L1	N57°15'12"W	858.97'
L2	N57°15'12"W	644.58'
L3	N89°09'31"W	500.00'
L4	N89°09'31"W	280.34'
L5	N21°23'13"E	312.58'
L6	N11°58'32"W	324.19'
L7	N23°43'47"W	110.39'
L8	N10°52'49"E	489.31'
L9	N17°06'55"E	475.03'
L10	N23°47'14"E	236.91'
L11	N02°34'53"W	275.14'
L12	N26°22'45"E	233.46'
L13	N29°20'20"E	167.73'
L14	N46°03'03"E	172.40'
L15	N79°36'12"W	140.80'
L16	N20°54'40"E	65.19'
L17	N13°57'34"W	206.20'
L18 (R1)	N30°40'03"E N30°40'05"E	108.55'
L19	N82°25'05"W	111.22'
L20	N50°13'39"W	122.62'
L21	N89°55'08"E	161.20'
L22	N55°31'23"W	177.43'
L23	N24°59'08"E	205.00'
L24	N80°00'51"E	128.30'
L25	N66°33'52"E	20.00' (RAD)
L26	N57°15'12"W	214.39'

CURVE TABLE			
NO.	DELTA	RADIUS	LENGTH
C1	33°21'45"	100.00'	58.23'
C2	11°45'15"	100.00'	20.51'
C3	00°32'53"	3079.00'	29.47'
C4	01°01'53"	550.00'	9.90'

NOTE:
SEE SHEET 1 FOR BASIS OF BEARINGS AND SURVEYORS NOTES.

The Keith Companies TKC
19 TECHNOLOGY DRIVE IRVINE, CA 92618 TEL: (949) 923-6000

DATE: JANUARY 31, 2003 | JOB NO. 13207.00

SHEET 3 OF 4 SHEETS

P.O.C.
COMPROMISE CORNER NO. 2
N70°16'38"W (RAD)
N57°20'54"W 2123.48'
1836.77'
N71°02'58"W (RAD)
COMPROMISE CORNER NO. 1
RANCHO RINCON DE LA BREA
BASIS OF BEARINGS
N85°05'11"W 7072.20'
RANCHO SAN JUAN CAJON DE SANTA ANA
PCL. A6471-6
O.R. 9417/364
PARCEL 1
LLA 2000-054
INST. NO. 20010557229, O.R.
P.O.B. EXCEPTION
T.P.O.B. EXCEPTION
57 FREEWAY
N'LY LINE
PCL. 1, P.M. NO. 86-243, P.M.B 214/28-31
N32°32'37"W (RAD)
PARCEL 2
677.587± AC.
FORMERLY ASSOCIATED ROAD
WILDCAT WAY
RS NO. 2001-1007
R.S.B. 187/2-7
N83°29'28"W
P.C.C. (RAD)
N60°48'22"E
P.R.C. (RAD)
80'
40'
3337.81'
60'
120'
S'LY LINE 30/11 DEEDS
2771.09'
N89°47'24"W 6048.90'
LAMBERT ROAD
TR. NO. 9577
438/4-12 M.M.
SEE SHEET 2
SEE SHEET 4
SCALE: 1" = 800'

CURVE TABLE			
NO.	DELTA	RADIUS	LENGTH
C1	29°24'44"	720.00'	369.60'
C2	35°42'10"	720.00'	448.66'
C3	27°30'00"	920.00'	441.57'
C4	23°26'51"	730.00'	298.74'
C5	00°46'20"	2921.00'	39.37'

BEARING TABLE		
NO.	BEARING	DISTANCE
L1	N00°13'06"E	162.71'
L2	N34°00'32"E	704.41'
L3	N32°32'37"W	40.00' (RAD)
L4	N23°26'08"W	490.71'
L5	N60°42'49"W	177.75'
L6	N10°33'18"E	381.48'
L7	N70°17'56"W	767.11'
L8	N01°13'49"E	246.57'
L9	N48°45'05"W	107.84'
L10	N14°37'00"E	175.10'
L11	N22°40'23"W	226.00'
L12	N17°41'23"E	368.65'
L13	N28°01'50"W	126.22'
L14	N30°17'32"W	153.89'
L15	N17°34'41"W	128.21'
L16	N80°37'26"W	117.15'
L17	N59°34'14"E	65.00'
L18	N31°40'08"W	446.26'
L19	N57°20'54"E	286.71'
L20	S60°42'49"E	43.00'
L21	N10°42'00"E	141.00
L22	N15°02'00"E	103.00'
L23	N26°29'00"E	105.00'
L24	N46°26'07"W	92.94'

NOTE:
SEE SHEET 1 FOR BASIS OF BEARINGS, LEGEND AND SURVEYORS NOTES.

The Keith Companies **TKC**

19 TECHNOLOGY DRIVE IRVINE, CA 92618 TEL: (949) 923-6000

DATE: JANUARY 31, 2003 | JOB NO. 13207.00

SHEET 4 OF 4 SHEETS

RANCHO RINCON DE LA BREA
BASIS OF BEARING
N85°05'11"W 7072.20'
RANCHO SAN JUAN CAJON DE SANTA ANA
PARCEL 1
LLA 2000-054
INST. NO. 20010557229, O.R.
PARCEL 2
676.991± AC.
PARCEL 3
O.R. 3936/314
15.266± AC.
N05°13'10"E 1750.00'
N.A.P.
4.285± AC.
1.775± AC.
N.A.P. CB
O.R. 8846/971
INST. NO. 19960153320 O.R.
P.O.B.
SEE SHEET 3
N00°06'07"E 1964.15'
RS NO. 2001-1007
R.S.B. 187/2-7
RS NO. 91-1007
R.S.B. 133/41-46
NE'LY COR RO. SAN JUAN CAJON DE SANTA ANA
CO
CB
E'LY LINE RANCHO SAN JUAN CAJON DE SANTA ANA
N03°27'21"W 3127.24'
2361.14'
VALENCIA AVE.
SCALE: 1" = 800'
SEE DETAIL
S'LY LINE 30/11 DEEDS
N89°47'12"W 2289.20'
2711.09'
N89°47'24"W
6048.90'
R.S.B. 13/8
R.S.B. 91/12
N00°10'32"E 543.66'
E'LY LINE SECTION 7
N'LY LINE INST. NO. 87-039247, O.R.
N89°53'53"W 2568.80'
LAMBERT ROAD
L1 L2 L3 L4 L5 L6 L7 L8 L9 L10 L11 L12 L13 L14 L15 L16 L17 L18 L19 L20 L21 L22 L23 L24 L25 L26 L27 L28 L29 L30 L31
7 8

NO.	BEARING	DISTANCE
L1	N85°46'50"W	380.00'
L2	N25°02'43"E	25.00'
L3	N45°23'28"E	296.17'
L4	N89°48'26"E	111.66'
L5	N57°13'12"W	135.94'
L6	N11°26'47"W	158.64'
L7	N21°12'05"E	217.91'
L8	N43°25'50"E	115.35'
L9	N80°04'53"E	132.44'
L10	N64°11'51"W	146.78'

BEARING TABLE

NO.	BEARING	DISTANCE
L11	N13°24'37"W	250.76'
L12	N63°07'35"W	60.00'
L13	N26°52'25"E	30.00'
L14	N63°07'35"W	155.06'
L15	N44°06'22"W	75.09'
L16	N00°53'38"E	120.00'
L17	N45°53'38"E	105.00'
L18	N89°06'22"W	132.00'
L19	N44°06'22"W	120.00'
L20	N00°53'38"E	165.00'

BEARING TABLE

NO.	BEARING	DISTANCE
L21	N26°52'11"E	132.00'
L22	N08°46'45"W	529.60'
L23	N80°07'35"W	474.88'
L24	N63°07'35"W	55.00'
L25	N85°02'26"W	101.96'
L26	N00°49'10"W	250.00'
L27	N00°06'07"E	480.32'
L28	N85°02'26"W	142.10'
L29	N00°06'07"E	56.42'
L30	N89°53'53"W	585.00'
L31	N89°47'24"W	3337.81'

L22
N03°27'21"W
3127.24'
N89°47'44"W
3131.33'
2289.20'
N89°47'12"W

DETAIL
N.T.S.

NOTE:
SEE SHEET 1 FOR BASIS OF BEARINGS, LEGEND AND SURVEYORS NOTES.

The Keith Companies | TKC

19 TECHNOLOGY DRIVE IRVINE, CA 92618 TEL: (949) 923-6000

DATE: JANUARY 31, 2003 | JOB NO. 13207.00

MINERAL AGREEMENT

EXHIBIT “B”

REPOSITORY INSTRUCTIONS TO BUYER’S GENERAL PARTNER’S COUNSEL

(WITHOUT ATTACHMENTS)

Exhibit “B”
Repository Instructions

REPOSITORY INSTRUCTIONS (“Instructions”)

TO:	Kent G. Snyder, Esq.
2212 Dupont Drive, Suite B
Irvine, California 92612
	Fax: Phone:	(949)833-8209 (949)833-9078
ksnyder@winstarmail.com
Buyer’s General Partner’s counsel as Repository Agent (“Agent”)

Seller:	Nuevo Energy Company

Seller’s Address:	1021 Main Street
Suite 2100
Houston, Texas 77002
	Attn: Fax: Phone: Email: Email:	David A. Leach and George B. Nilsen (713)374-4899 (713)374-4802 Leachd@nuevoenergy.com Nilseng@nuevoenergy.com

Buyer:	BlackSand Partners, L.P.

Buyer’s Address:	320 Leyden Street
Denver, Colorado 80220
	Attn: Fax: Phone: Email:	Tim Collins (303) 388-5117 (303) 296-9830 timdenver@aol.com

Subject Property or Land:		In the County of Orange,
State of California, described as:
(See legal description in
the Agreement, at Attachment “8”)

Date:	February 28, 2003

1

Exhibit “B”
Repository Instructions

     1. Purchase Price. Agent shall hold, record and disburse all documents and disburse all those certain funds to be held by Agent (which do not include the Purchase Price), as described herein. The Purchase Price for the Subject Property is as stated in the Purchase and Sale agreement (“Agreement”) between Seller and Buyer of even date herewith and shall consist of the following:

(a)	Fifty-Nine Million Dollars ($59,000,000) in cash to be paid by Buyer directly to Nuevo by wire transfer by Buyer directly to Nuevo’s account referenced in Section 5.2 of the Agreement (“Account”).

(b)	A negative Adjustment Amount of Nine Hundred Sixty-Four Thousand Eight Hundred Twenty-Five Dollars ($964,825), on account of the matters described in Section 2.2.2 of the Agreement, which shall be deducted from the cash amount required in (a), above, so that the amount in cash to be paid by Buyer is $58,035,175.

The Purchase Price shall be paid as described above and receipt of such Purchase Price into the Account shall be confirmed by Agent with Seller prior to any recordation of documents described below.

Buyer shall deposit with Agent all documents and those other funds required by the Agent, at least one (1) day before the date set for the Close. If necessary, Buyer and Seller will execute supplemental instructions to Agent specifying the final amounts to be deposited by Buyer pursuant to l(a) and (b) above.

     2. Close of Transaction: The Transaction shall Close not later than February 28, 2003.

     3. Other Conditions to Close: The conditions of the Section of the Agreement entitled “Conditions to Close” may be satisfied in any one or a combination of the following methods:

(a)	Agent is entitled to rely on Seller’s statement that any such conditions relating to Buyer have been satisfied and Buyer’s statement that any such conditions relating to Seller have been satisfied.

(b)	Agent is entitled to rely on Seller’s and/or Buyer’s statement that any of such conditions have been waived on its part, and the other party’s consent to such waiver is not required.

The statements in (a) and (b) may be given verbally.

     4. Prorations. Buyer and Seller are to make the following prorations in writing as of January 1, 2003, the date specified in the Agreement, not the date on which the Grant Deed to Buyer is recorded; and deliver such writing to Agent prior to the Close. Prorations are to be made on the basis of a thirty-day month.

2

Exhibit “B”
Repository Instructions

Taxes. All current general and special taxes and assessments on the Subject Property and other taxes, assessments, levies and the like, including without limitation, Transaction taxes, if any, are to be paid/discharged as described in Section 2.2.2 of the Agreement based upon the latest available tax information. Any discrepancy in the allocations required hereunder discovered after the Close shall be adjusted fairly by Buyer and Seller.

     5. Documents to be Delivered or Recorded. Buyer and Seller will deposit with Agent the following executed documents which are to be recorded and/or delivered at the Close immediately after receipt of the Purchase Price into the Account, as confirmed by Agent. Any such documents which are executed by Seller and Buyer or are an attachment to these Instructions, shall be deemed approved by Buyer and Seller and no further approval will be required.

(a)	PAPA. Buyer and Seller shall deposit with Agent three (3) fully executed originals of the PAPA in the form of Attachment “9.” At the Close, two (2) copies of the PAPA shall be delivered to Seller and one (1) copy to Buyer.

(b)	Development Declaration. A condition to the Close in the Agreement is that Buyer shall take title subject to the Development Declaration which is to be the first document recorded upon the Close (prior to the Grant Deed). Seller shall deposit with Agent an executed and acknowledged, original Development Declaration, in the form of Attachment “1” and two (2) copies thereof. The original shall be recorded prior to the recording of any other documents and thereafter forwarded to Seller. Conformed copies shall be sent to Buyer and Seller at the Close.

(c)	Easement Agreement. Buyer and Seller shall deposit with Agent three (3) fully executed and acknowledged originals of the Easement Agreement in the form of Attachment “5.” Upon the Close, one copy shall be recorded immediately after the Grant Deed and forwarded to Seller, and two (2) copies conformed and forwarded, one each to Buyer and Seller.

(d)	Grant Deed. Seller shall deposit with Agent one (1) fully executed and acknowledged Grant Deed in the form of Attachment “4,” to be recorded at the Close immediately after the Reconveyance and forwarded to Buyer, and two (2) copies to be conformed and forwarded, one each to Buyer and Seller.

(e)	Non-Exclusive Assignment of Contract Rights. Seller and Buyer shall deposit with Agent three (3) fully executed copies of the Non-Exclusive Assignment of Contract Rights in the form of Attachment “6.” One executed copy shall be delivered to Buyer and the remaining copies delivered to Seller at the Close.

3

Exhibit “B”
Repository Instructions

(f)	Withholding Exemption Certificate. Seller shall deliver to Agent written certificates evidencing that no withholding is required pursuant to § 1445 of the Internal Revenue Code and §§ 18662 and 18668 of California Revenue and Taxation Code in the form appended hereto as Attachment “7.”

(g)	Agreement. Seller and Buyer shall deliver to Agent one (1) fully executed copy of the Agreement appended hereto in the form of Attachment “8.”

(h)	Reconveyance. Seller shall deliver to Agent one (1), fully executed and acknowledged original Reconveyance of Mortgage (“Reconveyance”) in the form of Attachment “3” to be recorded at the Close immediately after the Substitution of Trustee and forwarded to Buyer, and two (2) copies to be conformed and forwarded, one (I) each to Seller and Buyer.

(i)	Substitution of Trustee. Seller shall deliver to Agent one (1) fully executed and acknowledged original Substitution of Trustee in the form of Attachment “2” to be recorded at the Close immediately after the Development Declaration and forwarded to Buyer, and two (2) copies to be conformed and forwarded, one (1) each to Seller and Buyer.

The documents to be recorded shall be recorded in the following order of priority: Development Declaration, first, then Substitution of Trustee, then Reconveyance, Grant Deed and Easement Agreement.

     6. Buyer’s Costs. Buyer shall deposit with Agent, in addition to the Purchase Price specified in 1 (a) through (c) above, any other sum required hereunder and any additional sum required to pay the following:

(a)	The cost of recording the Grant Deed and the Easement Agreement, and one-half (1/2) the documentary transfer tax;

(b)	General, special and other taxes, assessments levies and the like covering the Subject Property that are due and owing from Buyer as set forth in Paragraph 4 above;

(c)	Any other cost not specified herein that may be authorized by Buyer in a separate writing.

     7. Seller’s Costs: From Seller’s proceeds, Agent is authorized and instructed to pay/withhold the following:

(a)	The cost of recording the Development Declaration, Substitution of Trustee and Reconveyance;

(b)	One-half (1 /2) the documentary transfer tax;

4

Exhibit “B”
Repository Instructions

(c)	The cost or charge of any other item not specified herein that may be authorized by Seller in a separate writing.

     8. Time of the Essence.

(a)	Time is of the essence hereof.

(b)	If the Close does not occur as scheduled, all documents deposited with Agent which have been executed by Seller shall be returned to Seller whether or not such papers have been executed by Buyer as well, and all documents executed by Buyer alone shall be returned to Buyer.

     9. Closing Statement. Prior to the Close, Agent shall provide Buyer and Seller with a notice in writing (“Agent’s Notice”) to deposit with Agent the cash amounts called for in Sections 6(a) and (c) and 7(a), (b) and (c), respectively. At the Close, Seller and Buyer shall provide Agent with a Closing Statement and cash necessary to comply with Agent’s Notice and Buyer shall also deposit the amounts in the Closing Statement on account of the items referenced in Section 6(b), which Agent shall promptly remit to the appropriate taxing authority.

     10. Notices. See Section 5.1 of the Agreement.

     11. Agreement. These Instructions are entered into pursuant to the Agreement and shall not supersede, replace or modify the provisions of the Agreement. A default by either party under these Instructions shall be a default under the Agreement and a default under the Agreement shall be a default hereunder. Defined terms in the Agreement shall have the same meaning if used in these Instructions unless specifically indicated to the contrary herein.

5

Exhibit “B”
Repository Instructions

     IN WITNESS WHEREOF, the parties have executed these Instructions upon the day and year first above written.

NUEVO ENERGY COMPANY, a Delaware corporation	BLACKSAND PARTNERS, L.P., a Texas limited partnership

By:	By:	BLACKSAND ENERGY, INC., a
George B. Nilsen		Delaware corporation
Title: Senior Vice President
Title: General Partner

By:

Timothy Collins
Title: President

“Seller”	“Buyer”

6

Exhibit “B”
Repository Instructions

ATTACHMENTS

“1” Development Declaration

“2” Substitution of Trustee

“3” Reconveyance

“4” Grant Deed

“5” Easement Agreement

“6” Non-Exclusive Assignment of Contract Rights

“7” Seller Certificate of Non-Foreign Status

“8” Agreement

“9” PAPA

By agreement of Seller and Buyer, the Attachments 1 through 9, above, are incorporated into these Repository Instructions by this reference, and will not be individually attached.

7

Exhibit “B”
Repository Instructions

ATTACHMENT “1”

Development Declaration

Exhibit “B”
Repository Instructions

ATTACHMENT “2”

Substitution of Trustee

Exhibit “B”
Repository Instructions

SUBSTITUTION OF TRUSTEE

The undersigned BANK OF AMERICA, N.A., Agent as the owner and holder of the Note secured by Deed of Trust, dated June 30, 1999, made by NUEVO ENERGY COMPANY, a Delaware corporation, as Trustor, to MARCIA BATEMAN as Trustee, for the benefit of BANK OF AMERICA, N.A., Agent, as Beneficiary(s), which Deed of Trust was recorded on September 17, 1999, as Instrument No. 19990670880, Official Records of the County of ORANGE, State of California, hereby substitutes RONALD E. MCKAIG as Trustee in lieu of the Trustee therein.

RONALD E. McKAIG hereby accepts said appointment as Trustee under said Deed of Trust.

IN WITNESS WHEREOF, the owner and holder above named BANK OF AMERICA, N.A., AGENT, has caused this instrument to be executed, each in its respective interest.

Document Dated: February 10, 2003	Dated: February 10, 2003

STATE OF Texas )	OWNER
)s.s
COUNTY OF Harris )	BANK OF AMERICA, N.A. AGENT

On Feb 10, 2003 before me,	/s/ Michael J. Dillon

Caria D. Murray	By: Michael J. Dillon
Its: Managing Director

a Notary Public in and for said County and State, personally appeared Michael J. Dillon Ronald E. McKaig, and Janet F. Clark personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies) and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
SUCCESSOR TRUSTEE: /s/ Ronald E. McKaig Ronald E. McKaig NUEVO ENERGY COMPANY, a Delaware Corporation /s/ Janet F. Clark By: Janet F. Clark
Its: Chief Financial Officer

WITNESS my hand and official seal.

Signature /s/ Carla D. Murray

My Commission Expires: 2-22-04

ATTACHMENT “3”

Reconveyance

Exhibit “B”
Repository Instructions

PARTIAL RECONVEYANCE

Bank of America, N.A., Agent, Trustee, or Substituted Trustee, under Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated June 30, 1999,

EXECUTED BY Nuevo Energy Company, a Delaware corporation, Trustor, and recorded as Instrument No. 19990670880.

On September 17, 1999, of Official Records in the Office of the Recorder of Orange County, California, having been requested in writing by the holder of the obligation secured by said Deed of Trust, to reconvey a portion of the estate granted to Trustee under said Deed of Trust, DOES HEREBY RECONVEY TO THE PERSON OR PERSONS LEGALLY ENTITLED THERETO, WITHOUT WARRANTY, ALL THE ESTATE, TITLE AND INTEREST acquired by Trustee under said Deed of Trust, in and to the that portion of the property described as follows:

See Exhibit A attached hereto and made a part hereof.

The remaining property described in the Deed of Trust shall continue to be held by said Trustee under the terms thereof. As provided in said Deed of Trust this Partial Reconveyance is made without affecting the personal liability of any person or the corporate liability of any corporation for the payment of the Indebtedness mentioned as secured thereby or the unpaid portion thereof, nor shall it affect any rights or obligations of any of the parties to said Deed of Trust.

Dated: February 10, 2003

STATE OF Texas )s.s	BANK OF AMERICA N.A., AGENT

COUNTY OF Harris}	/s/ Michael J. Dillon

On Feb 10, 2003 before me,	By: Michael J. Dillon
Carla D. Murray	Its: Managing Director

a Notary Public in and for said County and State, personally appeared Michel J. Dillon Ronald E. Mckaig and Jinet F. Clark personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged me that they executed the same in their authorized capacity (ies) and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
SUBSTITUTE TRUSTEE /s/ Ronald E. Mckaig Ronald E. Mckaig NUEVO ENERGY COMPANY, a Delaware Corporation /s/ Janet F. Clark

By: Janet F. Clark
WITNESS my hand and official seal.	Its: CFO + SVP

Signature /s/ Carla D. Murray	(This area for official notorial seal)

ATTACHMENT “4”

Grant Deed

Exhibit “B”
Repository Instructions

ATTACHMENT “5”

Easement Agreement

Exhibit “B”
Repository Instructions

ATTACHMENT “6”

Non-Exclusive Assignment of Contract Rights

Exhibit “B”
Repository Instructions

ATTACHMENT “7”

Seller Certificate of Non-Foreign Status

Exhibit “B”
Repository Instructions

ATTACHMENT “8”

Agreement

Exhibit “B”
Repository Instructions

ATTACHMENT “9”

PAPA

Exhibit “B”
Repository Instructions

EXHIBIT C

NON-EXCLUSIVE ASSIGNMENT OF CONTRACTS AND BILL OF SALE

          For valuable consideration, the receipt and adequacy of which are hereby acknowledged, NUEVO ENERGY COMPANY, A DELAWARE CORPORATION (“Assignor”), to the fullest extent legally permissible (and only to the extent legally permissible), hereby sells, assigns, transfers, grants, sets over and delivers unto BLACKSAND PARTNERS, L.P., a Texas limited partnership (“Assignee”), all of Assignor’s right, title, interest, estate, power and privilege in and to the title, interest, estate, power and privilege in and to (i) all of Assignor’s fixtures, equipment (including but not limited to gas turbines, gas processing equipment and oil blending equipment) and personal property associated with the Minerals and Oil Operations, expressly exclusive, however, of any and all equipment associated with Assignor’s offshore oil operations; (ii) all those certain vehicles listed in Attachment 2; and (iii) all those certain major components of the equipment described on Attachment 3 (collectively the “Personalty”). Vehicle Nos. 5610-L and 5492-L are leased vehicles and are subject to a “lessor consent to assign” clause for such leases(s) and Assignor shall cooperate, at no cost to Assignor, with Assignee in Assignee’s efforts to obtain such consents. THE PERSONALTY IS CONVEYED IN “AS IS,” “WHERE IS” CONDITION, WITH ALL FAULTS AND DEFECTS, WITHOUT WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OF ANY KIND, INCLUDING WITHOUT LIMITATION, WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, HABITABILITY, MERCHANTABILITY, SUITABILITY OR QUALITY, EXCEPT THOSE EXPRESSLY SET FORTH IN THE CERTAIN PURCHASE AND SALE AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE DATED              , 2003 (the “Agreement”) FOR CERTAIN PROPERTY INTERESTS, AND SUBJECT TO THE PERMITTED EXCEPTIONS DESCRIBED IN THE AGREEMENT.

Capitalized terms used herein shall have the meaning given in the Agreement, unless otherwise defined herein. Assignee warrants, represents and acknowledges it is hereby acquiring the Personalty and Contracts based solely upon Assignee’s own independent investigations and inspections of the Personalty and not in reliance on any information provided by Assignor or Assignor’s agents or contractors. Assignee further expressly acknowledges (1) that the Agreement specifically reserves to Assignor and excludes from the definition of Land and Property all surface rights; and (2) that the term “Property Interests,” as used herein and in the Agreement, is limited to oil, gas and other minerals from the real property, as more particularly set forth in the Agreement.

          2. Assignor hereby assigns non-exclusively to Assignee all of Assignor’s rights, title and interest to those contracts and agreements listed in Attachment 1 insofar and only insofar as they relate to the Property Interests and Oil Operations, (collectively “Contracts” or “Contract Rights”); which to the best of Assignor’s knowledge include all of the remaining Contract Rights pertaining to the Property Interests and Oil Operations, which were not otherwise exclusively assigned in the Grant Deed. Assignee expressly acknowledges that this section shall not assign any Contract Rights which pertain to surface interests in the Land. The non-exclusive Contract Rights assigned by this section and this Assignment specifically pertain

1

to only non-surface (mineral) rights of the Land, as more particularly set forth in the Agreement, and are expressly assigned on a non-exclusive basis to Assignee.

          3. Assignee hereby expressly assumes and agrees to perform all of” Assignor’s obligations under the Contracts arising from and after the date hereof, and shall defend, indemnify and hold harmless Assignor from any claim, cause of action, liability, demand, expense or cost (including reasonable attorneys’ fees) relating to the Contracts arising from and after the date hereof. Assignor shall defend, indemnify and hold harmless Assignee from any claim, cause of action, liability, demand, expense or cost (including reasonable attorneys’ fees) relating to the Contracts arising prior to the date hereof.

          4. This Non-Exclusive Assignment of Contracts and Bill of Sale shall bind and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

          5. This Non-Exclusive Assignment of Contracts and Bill of Sale may be executed in counterparts with the same force and effect as if the parties hereto had executed one instrument and each such counterpart shall constitute an original hereof.

Executed this                      day of            , 2003.

“ASSIGNOR”	NUEVO ENERGY COMPANY, a Delaware corporation

By:

	Name:	George B. Nilsen
	Title:	Senior Vice President

“ASSIGNEE”	BLACKSAND PARTNERS, L.P., a Texas limited partnership

	By:	BLACKSAND ENERGY, INC., a Delaware corporation
	Title:	General Partner

By:

Timothy Collins
		Title:	President

2

ATTACHMENT 1

Non-Exclusive Rights-of-Way, Contracts and License Agreements

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
57534	ASSIGN BILL	5/12/71	5/13/75	Waste Water	119	504
	OF SALE		11410/1929 OR	Disposal Company

57862.2	Easement Agree.		8/7/89	Kraemer Imperial	130	507
			60/368 OR	Associates to
				UNOCAL

65186	ROW	10/14/92	12/18/1996 Doc.	UNOCAL to	A	506
			No. 19960637286	NUEVO

          (1) Agreement between adjacent Landowners dated effective as of October 9, 2001 by and between Nuevo and Brea Walden, LLC.

          (2) “Asset Purchase Agreement” dated February 16, 1996 by and among Union Oil Company of California, Union California Pipeline Company and Nuevo Energy Company, to the extent previously described in the Agreement at Section 5.32.

          (3) “Acquisition and Settlement Agreement” entered into as of July 23, 2002, by and between Union Oil Company of California and Nuevo, together with all subsequent agreements required thereunder, insofar as such Acquisition and Settlement Agreement pertains to the Property Interests.

          (4) “Acquisition Agreement” entered into July 29, 2002, by and between Union Oil Company of California and Nuevo, together with all subsequent agreements required thereunder, insofar as such Acquisition Agreement pertains to the Property Interests.

          (5) That certain “Corridor Easement” described in Item C and that certain “Street Easement” described in Item D in that certain Grant Deed dated October 3, 2001 by and between Nuevo and Brea Walden, LLC, recorded October 9, 2001 as Instrument No. 20010710856 in the Official Records of Orange County, California.

Attachment 1 to Exhibit “C”

     (6) Waste Water Line Agreements:

Waste
Water
Co.
		File		Document
Dated	Recorded	No.	Book/Page	Number	Doc. Type	Grantor
5/1/1974	11/5/1974		11280/1845	3078	Assign &	Waste
					Bill of Sale	Water
Disposal
Company

10/1/1995	4/10/1996			Recorder No.	Deed & Bill	Unocal
				19960175928	of Sale and
Assign.

11/2/1955	3/8/1956	U-11	3430/504	Unocal File No.	ROW	Unocal
61987.3-
Recorder No.
35165

4/25/1956	5/1/1956		3493/528	Unocal File No.	Q.C. Deed	Waste
				61987.47		Water
Disposal
Company

10/15/1996				Unocal File No.	ROW	Unocal
65186

8/7/1989	8/17/1989			Recorder No.	Easement	Kraemer
				89-437991-	Agreement	Imperial
				Unocal File No.		Associates
56862.2

4/2/1971	No	U-13		Unocal File No.	ROW	Unocal
68869.3

5/10/1928	No	U-14			ROW	West Coast Oil Co.

8/1/1978				Unocal File No.	ROW	E.H.
				57635 -ROW		Associates
Green Map No.
633

Attachment 1 to Exhibit “C”

ATTACHMENT 2

List Of Vehicles

Brea Olinda Vehicle List

Vehicle	Type	Description	Location
#
9752	VEHICLE, TRUCK	5S60159 1998 FORD F-250 - VIN# 3FTHF25H7VMA46893	BREA

9742	VEHICLE, TRUCK	5R29453 1997 FORD F-250 VIN. #3FTHF25H6VMA57948	BREA
9886	VEHICLE, TRUCK	5U24281 1998 FORD F-250	BREA
VIN. #1 FTNF20LOXEA77605
9883	VEHICLE, TRUCK	5U24284 1998 FORD F-250 VIN. #1FTNF20L1XEA51076	BREA
9887	VEHICLE, TRUCK	5U24285 1998 FORD F-250	BREA
VIN. #1 FTNF20L2XEA77606
9706	VEHICLE, TRUCK	5N21488 1997 FORD F-250 VIN# 1FTHF25H7VEB69339	BREA

9881	VEHICLE, TRUCK	5U24283 1998 FORD F-250 VIN# 1FTNF20L8XEA51074	BREA

9882	VEHICLE, TRUCK	5U24288 1998 FORD F-250 - VIN# 1FTNF20LXXEA51075	BREA

9884	VEHICLE, TRUCK	5V08517 1998 FORD F-250 VIN# 1FTNF20L3XEA51077	BREA

2511	VEHICLE, STINGER CRN	4K89100 1992 FORD F-700G - VIN# 1FDNF70JONVA10264	BREA

0287	VEHICLE, AUTO	5A11881 1994 CHEVY 1500 VIN lGCEC19HXRE313794	BREA SPARE

1667	VEHICLE, TRUCK	3V56249 1989 CHEV C-30 - VIN# 1GBHR34K3KF300237	BREA, GREASE TRUCK

6095	VEHICLE, TRUCK	2D45638 1983 CHEVY C-30 - VIN# lGBGC34M7DJ155878	BREA, SPARE
9746	VEHICLE, TRUCK	5P79474 1998 FORD F-I50 - VIN# lFTZX1767WNA14640	BREA, SPARE
5610-L	VEHICLE, MECH 1 TON	2002 SILVERADO 3500 2WD, MONTHLY PAYMENT $770.23,	BREA
DURAMAX DIESEL 6600 V8 ENGINE, SUMMIT WHITE,
GRAPHITE CLOTH, ALLISON 5 SPD AUTOMATIC TRANS,

Attachment 2 to Exhibit “C”

UNLADEN WEIGHT 08360, VEH TYPE Y31, BODY TYPE UT, FEE
$587- LIC# 6W00293 - VIN# 1 GBJC34122F115610
5492-L	VEHICLE, MECH 1 TON	2002 SILVERADO 3500 2WD, MONTHLY PAYMENT $844.83,	BREA
DURAMAX DIESEL 6600 V8 ENGINE, SUMMIT WHITE,
GRAPHITE CLOTH, ALLISON 5 SPD AUTOMATIC TRANS,
UNLADEN/G/GW 15000, FEE $611, BODY TYPE UT, VEH CLASS
LH - LIC.# 6U70209 - VIN# 1 GBJC34102F115492

Attachment 2 to Exhibit “C”

ATTACHMENT 3

List of Major Components

BREA - Major
Components

Tonner Tank Farm
1	3000 bbl tank
3	2000 bbl tanks
1	100 bbl tank
1	Lact
1	VRU
Various test vessels, pumps and headers
East Naranjal Tank Farm
1	5000 bbl tank
2	2000 bbl tanks
5	1000 bbl tanks
1	Lact
1	VRU
Various test vessels, pumps and headers
West Naranjal Tank Farm
1	3000 bbl tank
3	1000 bbl tank
1	Lact
1	VRU
Various test vessels, pumps and headers
Stearns Gas Plant
1	Gas Dehydration equipment
1 high-pressure vessel and related pumps
1	De-propanizer plant
3 high-pressure vessels and related pumps
1	1500 bbl propane storage tank and loading rack
Stearns Plant Compressor
1	1000 hp compressor
C-300 Compressor
Station
C-150 Compressor
Station
Field Vacuum
Compressor
West Naranjal
Compressor
Turbines
2 Solar Turbines
1	Aqueous Ammonia Plant
Water Injection System

Attachment 3 to Exhibit “C”

4	High-pressure injection pump skids Various filters and meters

Pipelines
Brea Olinda to	East Coyote Gas	4"	Gas	4.0	In service.
Brea Olinda to	Richfield Gas	4"	Gas	3.8	In service.
Brea Olinda to	Sansinena Gas	1"	Gas	1.1	In service.

Attachment 3 to Exhibit “C”

MINERAL GRANT DEED

I.	FOR VALUABLE CONSIDERATION, receipt of which this hereby acknowledged, NUEVO ENERGY COMPANY, a Delaware corporation “Nuevo” or “Grantor”), hereby grants to BLACKSAND PARTNERS, L.P, a Texas limited partnership (“BlackSand” or “Grantee”), subject to the conditions (ILLEGIBLE) contained, the following described real property situated in the County of Orange, State of California (“Property”):

A.	ATTACHMENT 1 (Property Minerals):

Any and all oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons by whatsoever name known, geothermal steam and all products derived from any of the foregoing (here in after collectively referred to as, the “Minerals”) described in Attachment Nos 1 (“Property Minerals”), attached hereto and incorporated herein by this reference; together with the perpetual right, as limited herein, of drilling, exploring: and operating thereof and storing in and removing the same;

EXCEPTING AND RESERVING UNTO (ILLEGIBLE) its successors and assigns, the Minerals lying from the surface to five hundred feet (500') below the surface of the Property Minerals and Grantee shall have no rights to drill for, explore, operate, store or remove the Minerals from said reserved interval. Provided, however, Grantee shall have the right of subsurface entry through said interval to explore, operate, store or remove the Minerals lying below five hundred feet (500') from the surface of the Property Minerals;

EXHIBIT D

MINERAL GRANT DEED

       Documentary Transfer Tax is set forth in a separate statement that is not part of the public record.

I.	FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, NUEVO ENERGY COMPANY, a Delaware corporation (“Nuevo” or “Grantor”), hereby grants to BLACKSAND PARTNERS, L.P, a Texas limited partnership (“BlackSand” or “Grantee”), subject to the conditions herein contained, the following described real property situated in the County of Orange, State of California (“Property”):

A.	ATTACHMENT 1 (Property Minerals):

Any and all oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons by whatsoever name known, geothermal steam and all products derived from any of the foregoing (hereinafter collectively referred to as, the “Minerals”) described in Attachment No. 1 (“Property Minerals”), attached hereto and incorporated herein by this reference; together with the perpetual right, as limited herein, of drilling, exploring and operating thereof and storing in and removing the same;

EXCEPTING AND RESERVING UNTO GRANTOR, its successors and assigns, the Minerals lying from the surface to five hundred feet (500') below the surface of the Property Minerals and Grantee shall have no rights to drill for, explore, operate, store or remove the Minerals from said reserved interval. Provided, however, Grantee shall have the right of subsurface entry through said interval to explore, operate, store or remove the Minerals lying below five hundred feet (500') from the surface of the Property Minerals;

SUBJECT TO those certain conditions and restrictions for surface use set forth in the Environmental Impact Report No. 518, SCH No. 2001031137 for the Tonner Hills Planned Community, dated April 2002, approved by the Board of Supervisors for Orange County, California as the lead agency on November 19, 2002; Planned Community ZC-01; Development Agreement 2001-01; Tonner Hills Area Plan; and that certain Biological Opinion dated December 30, 2002, as used by the U.S. Army Corps of Engineers in its Section 404 Permit. The foregoing documents, inclusive of any amendments thereto, are collectively referred to herein as the “Project”; and subject to that certain oil and gas lease titled “Indenture” dated February 26, 1901, as amended, by and between Union Oil Company of California and Columbia Oil Producing Company;

IT IS FURTHER PROVIDED, THAT Grantee shall limit its operations within Planning Areas Number 1 through 8 (as the same is defined and described in the Project) to be in accordance with the Project and the provisions of that certain Payment and Performance Agreement of even date herewith by and between Grantor and Grantee. In said Payment and Performance Agreement, Grantee’s producing operations in the aforedescribed Planning Areas shall be limited to the following existing wells, to wit: East Naranjal Wells Numbered 26, 46, 79, 89, 90, 147, 148, 150, 151, 153, 221, 232, 285, 288, 292, 294, 217 RD2, 247, 87, 180, 211, 230, 259, 276, 281 and 293.

B.	ATTACHMENT 2 (Adjacent Minerals):

All Minerals described in Attachment No. 2 (“Adjacent Minerals”), attached hereto and incorporated herein by this reference;

EXCEPTING THEREFROM, the right to drill, mine, store, explore or operate on the surface or through the upper five hundred feet (500') of the subsurface of the property described on Attachment 2;

SUBJECT TO, the provisions and conditions set forth on that certain Grant Deed dated October 3, 2001 by and between Grantor and Brea Walden, LLC, recorded on October 9, 2001 as Instrument No. 20010710856 in the Official Records of Orange County, California.

C.	ATTACHMENT 3 (District Minerals):

All Minerals described in Attachment No. 3 (“District Minerals”), attached hereto and incorporated herein by this reference;

2.

EXCEPTING THEREFROM, the right to drill, mine, store, explore or operate through the surface or the upper 500 feet of the subsurface of the property described in Attachment 3;

SUBJECT TO, the provisions and conditions set forth in that certain Gift Deed dated January 30, 2003, by and between Grantor and Brea-Olinda Unified School District and recorded on February 25, 2003, as Instrument No. 2003000207265 in the Official Records of Orange County, California.

D.	ATTACHMENT 4 (Other Minerals):

All Minerals lying below the surface of the real property described in Attachment No. 4 (“Other Minerals”), attached hereto and incorporated herein by this reference.

E.	ATTACHMENT 5 (Rights of Way):

All the rights, title and interest to those certain contract and other rights described in Attachment 5 (“Rights-of-Way”) attached hereto and incorporated herein by this reference.

For purposes of this Section I, the term “Minerals” shall include the perpetual right of drilling, mining, exploring and operating therefor and producing, storing in, injecting water, gases and/or other substances (for secondary and/or tertiary recovery operations) into, or to use other techniques, whether now known or unknown, and removing, taking, treating and selling the same from said Property or any other land, and including the right to whipstock or directionally drill and mine from lands other than the Property, oil or gas wells, mines, tunnels and shafts into, through or across the subsurface of the Property, and to bottom such whipstocked or directionally drilled wells, mines, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to relocate, replace, redrill, retunnel, work, rework, complete, recomplete, equip, maintain, repair, remove, change the size of, increase the number of, deepen and operate any such wells or mines; and

Any and all water, water rights or interests therein appurtenant or relating to the Property or owned or used by Grantor in connection with or with respect to the Property (no matter how acquired by Grantor), whether such water rights shall be riparian, overlying, appropriative, littoral, percolating, prescriptive, adjudicated, statutory, contractual or otherwise derived, together with the right and power to explore, drill, redrill, remove and store the same from or in the Property or to divert or otherwise utilize such water, rights or interests on any other property owned or leased by Grantor.

3.

II.	Grantee’s Obligations: Grantee and its successors and assigns shall, as of the Closing Date, assume and be responsible for and comply with, all the duties and obligations, including without limitation, all those indemnities, provided for and set forth in that certain Declaration of Development Covenants, Conditions and Restrictions of even date herewith and recorded on such date immediately prior to this Mineral Grant Deed. “Closing Date” shall mean that date first set forth below next to Grantor’s signature.

III.	THIS CONVEYANCE IS SUBJECT TO:

A.	General and special real property taxes and assessments and supplemental taxes and assessments, if any, which are not delinquent, including those assessed as a result of this conveyance.

B.	That certain Declaration of Development Covenants, Conditions and Restrictions of even date herewith and recorded on such date immediately prior to this Mineral Grant Deed.

C.	AH other covenants, conditions, restrictions, encumbrances, limitations (including limitations on Grantee’s surface use above the Property), reservations, charges, rights, rights-of-way, equitable servitudes, dedications, offers of dedication, easements, obligations, requirements, leases and other matters of record or apparent, including those contained in that certain Easement Agreement of even date herewith between Grantor and Grantee containing all the rights granted and limitations imposed, respectively, upon Grantee’s use of the surface of the land above the Property for its operations.

D.	All easements, licenses, rights and rights-of-way regarding the Property herein conveyed and all contracts and other documents/materials relating thereto (“Third Party Easements, Contracts and License Agreements”), described in Attachment No. 6. attached hereto and incorporated herein by reference, whether or not any of such Third Party Easements, Contracts and License Agreements are a matter of record.

E.	All the terms, conditions and covenants provided herein shall run with the Property and shall be forever binding upon Grantee’s successors and assigns hereto.

IV.	THERE IS HEREBY EXCEPTED FROM THIS CONVEYANCE AND RESERVED UNTO GRANTOR those certain rights, credits, benefits and assets (“Excluded Assets”) described in Attachment No. 7, attached hereto and incorporated herein by reference.

4.

     IN WITNESS WHEREOF, Grantor has executed this Mineral Grant Deed as of the 1st day of January, 2003 (the “Effective Date”).

Dated: February 28, 2003	NUEVO ENERGY COMPANY, a Delaware
corporation

By:

George B. Nilsen

Title: Senior Vice President

GRANTOR

ACCEPTANCE: Grantee hereby accepts this Mineral Grant Deed on, and agrees to, the terms and conditions herein stated.

Dated: February ,2003	BLACKSAND PARTNERS, L.P., a Texas limited
partnership

	By:	BLACKSAND ENERGY, INC., a Delaware
corporation

	Title:	General Partner

By:

Timothy Collins

Title: President

GRANTEE

5.

State of                    )

                                )

County of                )

     On                      before me,                       , personally appeared                               , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of                      )

                                   )

County of                   )

     On                    before me,                     , personally appeared                    , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

6.

State of                       )

                                    )

County of                   )

     On                    before me,                    personally appeared                              , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of                       )

                                    )

County of                   )

     On                    before me,                    , personally appeared                                   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

7.

ATTACHMENT NO. 1
TO
MINERAL GRANT DEED

LEGAL DESCRIPTION OF PROPERTY MINERALS

Executable Grant Deed

ATTACHMENT “1”

THOSE PORTIONS OF SECTIONS 1 AND 12, TOWNSHIP 3 SOUTH, RANGE 10 WEST AND SECTIONS 5, 6, 7 AND 8, TOWNSHIP 3 SOUTH, RANGE 9 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, AND IN THE CITY OF BREA, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 51, PAGE 7 OF MISCELLANEOUS MAPS, AND RECORD OF SURVEY FILED IN BOOK 12 PAGE 40, RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133, PAGES 41 THROUGH 46 INCLUSIVE AND RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE, ALL OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY RECORDER, ALSO BEING DESCRIBED IN A DEED, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1

BEGINNING AT A WHITE POST 4 INCHES SQUARE IN MOUND WITH PITS AT THE NORTHEAST CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BEING ALSO THE SOUTHEAST CORNER OF THE RANCHO RINCON DE LA BREA; THENCE ALONG THE PATENT BOUNDARY OF SAID RANCHO RINCON DE LA BREA, NORTH 84° WEST 107.51 CHAINS TO A SAND STONE MARKED R. B. IN MOUND WITH PITS; THENCE ALONG SAID PATENT BOUNDARY NORTH 57° 42' WEST 43.67 CHAINS TO A WHITE POST 4 INCHES SQUARE IN MOUND OF STONE MARKED S. J. C. S. A. AT INTERSECTION OF THE PATENT LINES OF SAID RANCHOS SAN JUAN CAJON DE SANTA ANA AND RINCON DE LA BREA; THENCE ALONG THE PATENT LINE OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, NORTH 76° 25' WEST 62.67 CHAINS TO A 2" X 4" POST MARKED 62.67 IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 58.96 CHAINS TO A 2" X 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 89° EAST 20.00 CHAINS TO A 4" X 4" POST IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 20.00 CHAINS TO A 2" X 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 88° 39' EAST 55.48 CHAINS TO A 2" X 4" POST MARKED 20 IN MOUND WITH PITS; THENCE SOUTH 0° 30' EAST 20.00 CHAINS TO A 2" X 4" POST IN MOUND WITH PITS; THENCE NORTH 89° 45" EAST 134.63 CHAINS TO A 2" X 4" POST MARKED 40.10 IN MOUND WITH PITS UPON THE EASTERN BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA; THENCE ALONG SAME NORTH 4° WEST 47.51 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE WESTERLY 200 ACRES OF THE ABOVE DESCRIBED TRACT.

ALSO EXCEPTING THEREFROM ANY PORTION LYING NORTHERLY OF THE AGREED BOUNDARY LINE AND BOUNDED WESTERLY BY LINE, RUNNING NORTH 28° 30’ EAST FROM THE WESTERN TERMINUS OF SAID LINE AS ESTABLISHED BY AGREEMENT BETWEEN THE UNION OIL COMPANY OF CALIFORNIA AND THE GRAHAM-LOFTUS OIL COMPANY, RECORDED JUNE 10, 1905 IN BOOK 120, PAGE 223 OF DEEDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY DEED RECORDED JUNE 28, 1940 IN BOOK

1051, PAGE 301 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY OF SAID LANDS OWNED BY UNION OIL COMPANY OF CALIFORNIA, WHICH WESTERLY BOUNDARY IS ALSO THE EASTERLY BOUNDARY OF THAT CERTAIN 200-ACRE TRACT CONVEYED BY SAID UNION OIL COMPANY OF CALIFORNIA TO GEORGE CHAFFEY BY DEED DATED APRIL 25, 1899, RECORDED JUNE 20, 1899 IN BOOK 44, PAGE 79 OP DEEDS, WHICH POINT OF BEGINNING IS THE POINT OF INTERSECTION OF THE AFORESAID WESTERLY BOUNDARY WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF CENTRAL AVENUE AS THE SAME EXISTED ON MAY 23, 1940 BETWEEN BERRY STREET AND BREA CANYON ROAD; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 73° 32' 24" WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF SAID CENTRAL AVENUE AT SAID POINT OF INTERSECTION (ASSUMED AND TAKEN TO BEAR NORTH 15° 11' 16" EAST), A DISTANCE OF 839.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 10' 11" EAST A DISTANCE OF 1250 FEET; THENCE SOUTH 89° 49' 49" EAST A DISTANCE OF 500 FEET; THENCE SOUTH 65° 23' 11" EAST A DISTANCE OF 604.15 FEET; THENCE SOUTH 0° 10' 11" WEST A DISTANCE OF 1000 FEET; THENCE NORTH 89° 49' 49" WEST A DISTANCE OF 1050 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" X 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 641 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN DEED TO THE BREA-OLINDA UNIFIED SCHOOL DISTRICT OF ORANGE COUNTY, CALIFORNIA, RECORDED SEPTEMBER 11, 1968 IN BOOK 8716, PAGE 437 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN PARCEL 1 OF THE DEED TO THE CITY OF BREA RECORDED JANUARY 16, 1969 IN BOOK 8846, PAGE 971 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS A6471-4, A6471-5, A6471-6 AND A6471-7 OF THAT CERTAIN FINAL ORDER OF CONDEMNATION. SUPERIOR COURT CASE NO. 156220, A CERTIFIED COPY OF WHICH WAS RECORDED SEPTEMBER 29, 1970 IN BOOK 9417, PAGE 364 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS 1 AND 2 AS SHOWN ON PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, TOGETHER WITH THE WEST HALF OF ASSOCIATED ROAD, 80.00 FEET WIDE, AS SHOWN SAID PARCEL MAP NO. 86-243, ADJOINING SAID PARCELS 1 AND 2 ON THE EAST, AND BOUND NORTHEASTERLY BY THE NORTHEASTERLY LINE OF SAID PARCEL MAP NO. 86-243, AND BOUND SOUTHERLY BY THE CENTERLINE OF LAMBERT ROAD AS SHOWN ON SAID PARCEL MAP NO. 86-243.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF PARCEL MAP NO. 83-1179, AS SHOWN ON A MAP FILED IN BOOK 218, PAGES 1 THROUGH 4 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12562, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 4 THROUGH 9 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12563, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 10 THROUGH 15 INCLUSIVE OF MISCELLANEOUS MAPS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN THE DEED TO THE CITY OF BREA RECORDED MARCH 29, 1996 AS INSTRUMENT NO. 19960153320 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18"E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET

THENCE NORTH 15°02'00" EAST 103.00 FEET

THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL HAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18"E 381.48" ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18"E 381.48'” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243 SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET

THENCE NORTH 15°02'00" EAST 103.00 FEET

THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY

BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18"E 381.48' ”
THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 3

THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM

THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2” X 2” STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48’ 16” WEST, 380.00 FEET TO A 2” X 2” STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2” X 2” STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2” X 2” STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2” X 2” STAKE AND THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIPTION WAS COMPILED FROM INFORMATION SUPPLIED BY FIRST AMERICAN TITLE COMPANY PRELIMINARY REPORT NO. 2033601, DATED JUNE 15, 2000 AND PRELIMINARY REPORT NO. 2033661, DATED JUNE 21, 2002.

EXHIBIT “ ‘A1’ SITE DEPICTION ”, IS FOR INFORMATIONAL PURPOSES ONLY.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S.7297
MY LICENSE EXPIRES 12/31/2004

January 31, 2003
JN: 13207.00

ATTACHMENT NO.2
TO
MINERAL GRANT DEED

LEGAL DESCRIPTION OF ADJACENT MINERALS

Executable Grant Deed

ATTACHMENT 2

Description of Adjacent Interests

     All of that real property, and all real property rights and interests, described in those certain Exceptions and Reservations unto Grantor, Paragraphs A through E, appearing on pages 1 and 2 of, and in all the Attachments to, the grant deed (“Walden Deed”) from Grantor to BREA WALDEN, LLC, a California limited liability company, as grantee, dated October 3, 2001, and recorded in the Official Records of Orange County, California on October 9, 2001 as Instrument No. 20010710856. A conformed copy of the Walden Deed is appended hereto for convenience only, as Schedule 1 to Attachment 2.

Attachment 2

SCHEDULE 1 TO

ATTACHMENT 2

Schedule 1 to Attachment 2

RECORDING REQUESTED BY:

Brea Walden, LLC

c/o Hover Development Company, Inc.
3501 Jamboree Boulevard. Suite 200
Newport Beach, California 92660
Attn: Tom Hover

WHEN RECORDED MAIL TO:

Brea Walden, LLC
c/o Hover Development Company, Inc.
3501 Jamboree Boulevard, Suite 200
Newport Beach, California 92660
Attn: Tom Hover

MAIL TAX STATEMENTS TO ADDRESS ABOVE

GRANT DEED

     FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged. NUEVO ENERGY COMPANY, a Delaware corporation (“Grantor”), hereby grants to BREA WALDEN, LLC. a California limited liability company (“Grantee”), the following described real property (“Land” or “Property”) in the County of Orange, State of California:

     See Attachment No. 1 which is incorporated herein by this reference.

     EXCEPTING AND RESERVING UNTO GRANTOR, its successors and assigns together with the right to grant and transfer all or a portion of the same, as follows:

     A.     All oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons, of every type and nature, by whatsoever name known, geothermal steam and all products derived from any of the foregoing, that may be within or under the Land, together with the perpetual right of drilling, mining, exploring and operating therefor and producing, storing in, injecting water, gases and/or other substances (for secondary and/or tertiary recovery operations) into, or to use other techniques, whether now known or unknown, and removing, taking, treating and selling the same from said Land or any other land (including the Adjacent Parcel, as shown on Attachment “2”), and including the right to whipstock or directionally drill and mine from lands other than the Land (including the Adjacent Parcel, as shown on Attachment “2”), oil or gas wells, mines, tunnels and shafts into, through or across the subsurface of the Land, and to bottom such whipstocked or directionally drilled wells, mines, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to relocate, replace, redrill, retunnel, work, rework, complete, recomplete. equip, maintain, repair, remove, change the size of, increase the number of, deepen and operate any such wells or mines; but, except as set forth in C, D and E below, without the

Executable Grant Deed

1

right to drill, mine, store, explore or operate through the surface or the upper 500 feet of the subsurface of the Land.

     B.     Any and all water, water rights or interests therein appurtenant or relating to the Land or owned or used by Grantor in connection with or with respect to the Land (no matter how acquired by Grantor), whether such water rights shall be riparian, overlying, appropriative, littoral, percolating, prescriptive, adjudicated, statutory, contractual or otherwise derived, together with the right and power to explore, drill, redrill, remove and store the same from or in the Land or to divert or otherwise utilize such water, rights or interests on any other property owned or leased by Grantor; but without, however any right to enter upon the surface of the Land in the exercise of such rights.

     C.     An exclusive, subsurface easement and nonexclusive surface easement (“Corridor Easement”) on, over and under the Land for ingress, egress and access to and from, and the construction, installation, maintenance, replacement, repair, removal, reconstruction and other uses (collectively, “uses”) of (a) electric, gas, telephone, water, sewer, drainage, and all other wet and dry utilities, (b) cable television and other telecommunications and/or data transmission lines and facilities, and (c) pipelines and other uses and facilities in connection with its operating/non-operating oil and gas wells and mines and other development of the adjacent parcel (“Adjacent Parcel”) as a master-planned community (the location of the Corridor Easement and a description of the Adjacent Parcel are shown on Attachment “2”); provided that the construction and installation of such facilities shall not unreasonably interfere with Grantee’s development of the Land, and after Mass Grading thereof has been completed, Grantor shall repair any damage to the surface of the Land caused by its activity thereon; and provided further that Grantee shall construct and maintain landscaping on and over the surface of the Corridor Easement compatible with its development of the Land and Grantor’s development of the Adjacent Parcel.

     D.     A non-exclusive easement (“Street Easement”) on, over and under the streets on the Land for ingress, egress and access to and from, and the construction, installation, maintenance, replacement, repair, removal, reconstruction and other uses of (a) electric, gas, telephone, water, sewer, drainage, and all other wet and dry utilities, (b) cable television and other telecommunications and/or data transmission lines and facilities, and (c) pipelines and other facilities in connection with its operating/non-operating oil and gas wells and mines and other development of the Adjacent Parcel as a master-planned community (the location of the Street Easement is shown on Attachment “2”); provided that the use of such facilities shall not unreasonably interfere with Grantee’s development of the Land, and after Mass Grading thereof has been completed, Grantor shall repair any damage to the Streets and surface of the Land caused by its activity thereon.

     E.     A non-exclusive easement on, over and under the Land for drainage purposes from the Adjacent Parcel, as shown on Attachment “3,” as well as the right to connect to and discharge and drain through, any water, sewer and other facilities constructed by Grantee on, over and under the Land.

Executable Grant Deed

2

All defined terms in the Agreement and other Development Documents referenced therein are incorporated herein by this reference. The provisions of this Grant Deed shall prevail in the event of a conflict with the provisions of any other Development Document.

SUBJECT TO:

     1.     General and special real property taxes and assessments and supplemental assessments, if any, which are not delinquent.

     2.     That certain Agreement between Adjacent Landowners, dated October 9, 2001, between Grantor and Grantee, regarding the construction and location of slopes and the disposition and use of export spoils, recorded concurrently herewith.

     3.     That certain Temporary Easement and Transfer Agreement between Grantor and Brea Olinda Venture, LLC, dated June 6, 2001, whether a matter of record or not.

     4.     All other covenants, conditions, restrictions, reservations, rights, rights-of-way, dedications, offers of dedication, easements and other matters of record or apparent.

     IN WITNESS WHEREOF, Grantor has executed this Grant Deed on the day and year hereafter written.

Dated: October 3, 2001	NUEVO ENERGY COMPANY, a Delaware corporation

	By :	/s/ Mike Darden
MIKE DARDEN
	Title :	VICE PRESIDENT

	By :	/s/ David A. Leach
DAVID A. LEACH
	Title :	ASST. SECRETARY
“Grantor”

Executable Grant Deed

3

ACCEPTANCE: Grantee hereby accepts this Grant Deed on the terms and conditions herein stated.

Dated: October 3, 2001	BREA WALDEN, LLC, a California limited liability company

	By:	HOVER DEVELOPMENT COMPANY, INC., a California corporation, its sole managing member

		By :	/s/ Tom Hover
Tom Hover, President

By :

Its:
“Grantor”

Executable Grant Deed

4

State of Texas	)
)
County of Harris	)

     On                              before me,                             , personally appeared,                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of Texas	)
)
County of Harris	)

     On October 4, 2001 before me, Judy Vidrine, personally appeared Mike Darden and David A. Leach, personally known to me to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature	/s/ Judy Vidrine

5

State of California	)
)
County of Orange	)

     On                             before me,                              , personally appeared                              , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of California	)
)
County of Orange	)

     On October 4, 2001 before me, Donna Fritz, personally appeared [ILLEGIBLE], personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature	/s/ Donna Fritz

Executable Grant Deed

6

ATTACHMENT NO. 1

TO

GRANT DEED

LEGAL DESCRIPTION OF LAND

Preliminary Report	OR-2126186
TITLE OFFICER- RONALD I. GOMEZ

DESCRIPTION

THIS LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTRY OF ORANGE, CITY OF BREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 2 AS SHOWN ON EXHIBIT “B” OF LOT LINE ADJUSTMENT LL-2000-054-RECORDED ON AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 IN THE OFFICIAL RECORDS OF ORANGE COUNTRY, CALIFORNIA.

EXHIBIT "B"
LOT LINE ADJUSTMENT
LL-2000-054
(MAP)

OWNERS	EXISTING PARCEL AP NUMBERS	PROPOSED PARCEL REFERENCED NUMBERS
NUEVO ENERGY COMPANY	320-073-02 & 06	1 & 2
NUEVO ENERGY COMPANY	306-031-02,03,06,07,08,09,11,14 & 17	
NUEVO ENERGY COMPANY	319-142-08 & 10	

SHEET 4 OF 4 SHEETS

PARCEL 1
INST. NO. 84-421550 O.R.
INST. NO. 87-039247 O.R.
N89°04'10"E 2710.68'
E'LY LINE TR 9577
S10°59'29"W (RAD)
PARCEL 2
INST. NO. 84-421550 O.R.
N03°38'31"E (RAD)
N11°43'25"E (RAD)
S07°45'59"W (RAD)
℄ LAMBERT ROAD
℄ KRAEMER BLVD.
S'LY PROLONGATION OF E'LY LINE OF TR 9577
DETAIL
SCALE 1"=200'
SEE SHEET 2
SEE SHEET 3
P.O.B.
PARCEL 1
NE COR SE 1/4 SEC 7
E'LY LINE SEC 7
S'LY LINE 30/11 DEEDS
PARCEL 1
N89°10'50"E 8337.80'
3336.80'
677.567± AC.
2711.30'
INST. NO. 19960175828 O.R.
N'LY LINE OF ANNEXATION NO. 3-76 13265/1781 O.R.
E'LY LINE TR 9577
P.O.B. PARCEL 2
N89°04'10"E 2710.68
2569.09'
2370.68'
PARCEL 2
17.613± AC.
RS 91/12
S00°51'53"E 665.55'
543.55'
R.S.B. 13/8
R.S.B. 91/12
S11°24'54"W (RAD)
N17°38'45"W (RAD)
S21°39'21"E (RAD) P.R.C.
SEE DETAIL
℄ LAMBERT ROAD
60' 60' 120'
R.S. 81-1139
R.S.B. 106/1-5
℄ KRAEMER BLVD.
SCALE 1" = 500'

BEARING TABLE		
NO.	BEARING	DISTANCE
L1	S00°51'53"E	122.03'
L2	S89°04'03"W	1125.62'
L3	N56°04'22"W	142.10'
L4	N00°55'49"W	56.42'
L5	N56°54'57"E	36.76'
L6	N00°55'49"W	207.80'
L7	N89°04'11"E	80.00'
L8	S00°55'49"E	232.18'
L9	S51°26'58"E	31.07'
L10	N00°55'49"W	272.22'
L11	S89°04'11"W	198.41'
L12	S00°55'49"E	61.46'
L13	N00°55'49"W	830.96'
L14	N00°55'49"W	480.33'
L15	N00°55'49"W	220.72'

CURVE TABLE				
NO.	DELTA	RADIUS	LENGTH	TANGENT
C1	04°00'36"	2500.00'	174.97'	87.52'
C2	20°43'24"	2500.00'	904.23'	457.11'
C3	12°20'51"	2500.00'	538.76'	270.43'
C4	00°43'56"	2440.00'	31.18'	15.59'
C5	04°07'28"	2440.00'	175.64'	87.86'

NOTE:
SEE SHEET 1 FOR BASIS OF BEARINGS, LEGEND AND SURVEYORS NOTES.

First American Title Insurance Company

ATTACHMENT NO. 2

TO

GRANT DEED

CORRIDOR EASEMENT

STREET EASEMENT

ADJACENT PARCEL

CORRIDOR EASEMENT

(Metes and Bounds Description Of
Easement Area)

GRANT DEED

ATTACHMENT "2"

TENTATIVE TRACT NO. 16047
LOTS "A" & "F"

SHEET 1 OF 1 SHEETS

12 O'
60' 60'
"A" STREET
R.B. NO. 91-1007
T.T.M. 16047
25.24'
P.O.B.
PARCEL B
(PROPOSED LOT A)
232.10'
N'LY LINE OF
ANNEXATION NO. 3-76
12266/1781 O.R.
N35°46'02"W
(RAD)
N00°50'30"W
(RAD)
25.00'
P.O.B.
PARCEL A
(PROPOSED LOT F)
N89°53'53"W 723.50'
466.40'
COUNTY OF ORANGE
CITY OF BREA
℄ LAMBERT ROAD
SCALE: 1" = 160'
R.S.B. 133/41-46
122.03'
E'LY LINE
NE COR.
SE 1/4
SECTION 7
543.66'
S00°10'32"W 665.87'
P.O.C.
NE COR.
SE 1/4
SECTION 7
R.S.B. 13/8
R.S.B. 81/12

BEARING TABLE

NO.	BEARING	DISTANCE
L1	SOUTH	6.05'
L2	NORTH	14.12'
L3	S07°50'05"E	87.46'
L4	S81°51'01"W	25.00'
L5	N07°50'05"W	91.09'

CURVE TABLE

NO.	DELTA	RADIUS	LENGTH
C1	33°55'32"	45.00'	26.65'

ATTACHMENT “2”
TENTATIVE TRACT NO. 16047
LOTS “A” & “F”

THOSE PORTIONS OF THE SOUTHEAST QUARTER OF SECTION 7, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE CITY OF BREA, STATE OF CALIFORNIA AS SHOWN ON RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133 PAGES 41 THROUGH 46 INCLUSIVE OF RECORDS OF SURVEY IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, ALSO DESCRIBED AS A PORTION OF THE LAND DESCRIBED IN A, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS. IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A (TENTATIVE TRACT NO. 16047 LOT “F”)

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF SECTION 7;

THENCE ALONG THE EASTERLY LINE OF SAID SOUTHEAST QUARTER OF SECTION 7 SOUTH 00’10°32” WEST 543.66 FEET TO A POINT ON THE NORTHERLY LINE OF THE CITY OF BREA ANNEXATION NO. 3-76, AS DESCRIBED IN RESOLUTION NO. 77-45 RECORDED JUNE 28, 1977, IN BOOK 12265, PAGE 1781 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER;

THENCE ALONG SAID NORTHERLY LINE OF SAID ANNEXATION NORTH 89°53’53”W 466.40 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 6.05 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE SOUTHERLY, AND HAVING A RADIUS OF 45.00 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH OO°50’ 30” WEST, SAID POINT BEING ON THE RIGHT-OF-WAY OF PROPOSED STREET “A”;

THENCE WESTERLY ALONG SAID CURVE AND RIGHT-OF-WAY 26.65 FEET THROUGH A CENTRAL ANGLE OF 33°55’32”;

THENCE NORTH 14.12 FEET TO SAID NORTHERLY LINE;

THENCE ALONG SAID NORTHERLY LINE SOUTH 89°53’53” EAST 25.00 FEET TO THE POINT OF BEGINNING.

PARCEL B (TENTATIVE TRACT NO. 16047 LOT “A” )

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF SECTION 7;

THENCE ALONG THE EASTERLY LINE OF SAID SOUTHEAST QUARTER OF SECTION 7 SOUTH 00°10’32” WEST 543.66 FEET TO A POINT ON THE NORTHERLY LINE OF THE CITY OF BREA ANNEXATION NO. 3-76, AS DESCRIBED IN RESOLUTION NO. 77-45 RECORDED

JUNE 28, 1977. IN BOOK 12265, PAGE 1781 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER;

THENCE ALONG SAID NORTHERLY LINE OF SAID ANNEXATION NORTH 89°53’53”W 723.50 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 07°50’05” EAST 87.46 FEET TO A POINT ON THE RIGHT-OF-WAY OF PROPOSED STREET “A”;

THENCE ALONG SAID RIGHT-OF-WAY SOUTH 81°51’01” WEST 25.00 FEET;

THENCE NORTH 07“5O’05” WEST 91.09 FEET TO SAID NORTHERLY LINE;

THENCE ALONG SAID NORTHERLY LINE SOUTH 89°53’53” EAST 25.24 FEET TO THE POINT OF BEGINNING.

ALSO AS SHOWN ON EXHIBIT “B”, ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

THIS DESCRIPTION HAS BEEN PREPARED FOR“LAND OWNER AGREEMENT” PURPOSES AND MAY NOT BE USED FOR THE CONVEYANCE, FINANCING OR LEASING OF LAND, EXCEPT AS PROVIDED FOR IN LOCAL ORDINANCE AND THE SUBDIVISION MAP ACT. A DIVISION OF THE GOVERNMENT CODE OF THE STATE OF CALIFORNIA

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

STREET EASEMENT

(Current depiction of Streets,
to be automatically replaced
by the recorded version
of TTM 16047, showing
the final alignment
and location thereof and
connection points to the
Corridor Easement)

SHEET 1 OF 3 SHE

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
"A" STREET
9
8
7
6
5
4
3
2
1
A
B
C
F
43
44
45
46
47
48
40
50
51
52

SHEET 2 OF 3 SHE

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
STREET
"A" STREET
18
17
16
15
14
13
12
11
10
9
8
7
34
35
36
37
38
39
40
41
42
43
44
45

SHEET 3 OF 3 SHE

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
"A" STREET
27
28
25
24
23
22
21
20
19
18
17
16
26
29
30
31
32
33
34
35
36
A
B
C
D

ATTACHMENT NO. 3

TO

MINERAL GRANT DEED

LEGAL DESCRIPTION OF DISTRICT MINERALS

Executable Grant Deed

ATTACHMENT   3

THAT PORTION OF PARCEL 1 OF LOT LINE ADJUSTMENT NO. LL 2000-054, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, RECORDED AUGUST 13, 2001, AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, ALSO AS SHOWN ON RECORD OF SURVEY NO. 2001-1007 FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33”18“E 381.48’ * ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42’49” EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42’00” EAST 141.00 FEET
THENCE NORTH 15°02’00” EAST 103.00 FEET
THENCE NORTH 26°29’00” EAST 105.00 FEET
THENCE NORTH 46°26’07” WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33’18”E 381.48’ ”; THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33’18” WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 0.425 ACRES, MORE OR LESS.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L. S. 7297

MY LICENSE EXPIRES 12/31/2004

November 04, 2002
JN: 13207.00.034

BEING A PORTION OF PARCEL 1 OF LLA NO. LL 2000-054, RECORDED AS INSTRUMENT NO. 20010557229, OFFICIAL RECORDS, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA

PARCEL 1
N46°26'07"W
92.94'
±0.425 AC.
381.48'
N26°29'00"E
105.00'
N15°02'00"E
103.00'
N10°33'18"E
43.00'
N10°42'00"E
141.00'
PARCEL 1
L.L.A. LL- 2000-054
T.P.O.B.
P.O.B.
177.75'
S60°42'49"E
R.S. NO. 2001-1007
R.S.B. 187/2-7
PARCEL MAP NO. 86-243
SCALE: 1" = 200'
E'LY LINE PARCEL 1
P.M. NO. 86-243
P.M.B. 214/28-31
WILDCAT WAY
(FORMERLY ASSOCIATED ROAD)
INST. NO. 20010557229, O.R.
LICENSED LAND SURVEYOR
KATHLEEN SUSAN TETREAULT
Exp. 12/31/04
No. 7297
STATE OF CALIFORNIA

THIS EXHIBIT WAS PREPARED
BY ME OR UNDER MY DIRECTION.

LEEN SUSAN TETREAULT, P.L.S. 7297
... LICENSE EXPIRES 12/31/2004

The Keith Companies | TKC

2955 Red Hill Avenue, Costa Mesa, CA 92626 (714) 540-0800

J.N. 13207.00.042 | DATED: 11/04/2002

ATTACHMENT NO. 4
TO
MINERAL GRANT DEED

LEGAL DESCRIPTION OF OTHER MINERALS

Executable Grant Deed

ATTACHMENT 4

Property Name:	BREA RESIDENTIAL LOTS MINERAL FEE
Nuevo Property #:	CA12096

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Grant Deed dated 8/1/10, from J.S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10 in Book 194 at Page 55 of Deeds.

Property Name:	HOLE MINERAL FEE
Nuevo Property #:	CA12451

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 8/1/10, from J.S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10, in Book 194, Page 55, of Deeds; EXCEPTING THEREFROM, any portions of such real property which is located in Section 22, Section 23, Section 24, or the South Half of Section 14, Township 3 South, Range 10 West, S.B.B.&M.

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Quitclaim Deed dated 4/29/46, between David R. Wagner, as Grantor, and Union Oil Company of California, as Grantee, recorded 4/30/46 in Book 1332 at Page 421 of Official Records; EXCEPTING THEREFROM, any portions of such real property which is located in Section 22, Section 23, Section 24, or the South Half of Section 14, Township 3 South, Range 10 West, S.B.B.&M.

Property Name:	SIEVERS (J.) MINERAL FEE
Nuevo Property #:	CA12097

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Grant Deed dated 11/30/26, from John D. Sievers, as Grantor, to Union Oil Company of California, as Grantee, recorded 12/9/26 in Book 690 at Page 149 of Deeds.

1

Property Name:	TOWNSEND & DAMON MINERAL FEE
Nuevo Property #:	CA12445

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California hi that certain Indenture dated 8/1/10, from J. S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10 in Book 194 at Page 55 .of Deeds.

Property Name:	NARANJAL MINERAL FEE A & B
Nuevo Property #:	CA12453

All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 3/24/10 from Stearns Ranchos Company, as Grantor, to Union Oil Company of California, as Grantee, recorded 4/22/21 in Book 385 at Page 394 of Deeds Orange County and recorded on 5/25/21 in Book 211, Page 268 Official Records Los Angeles County; EXCEPTING THEREFROM that portion described as follows:

That portion of the Northerly one-half of Section 2, Township 3 South, Range 10 West, in the Rancho San Juan Cajon de Santa Ana, in the unincorporated territory of the County of Orange, State of California, as shown on the Map recorded in Book 51, Page 7 of Miscellaneous Maps in the Office of the County Recorded, described as follows:

Beginning at the Southeasterly corner of Tract No. 12743, recorded in Book 585, Pages 39 through 44 of Miscellaneous Maps in the Office of said county recorder; thence along the Easterly line of said Tract No. 12743, North 1°31'03" West 1099.63 feet to the Northeasterly corner of said Tract No. 12743, said comer also being the beginning of a non-tangent curve, concave Northeasterly having a radius of 795.00 feet, a radial line to said point bears South 4°39'12" East; thence Northwesterly 484.67 feet along said curve and the Northerly line of said Tract No. 12743, through a central angle of 34°55'49"; thence North 59°43'23" West 104.97 feet along said Northerly line to an angle point in said Northeasterly line, said angle point being the beginning of a non-tangent curve, concave Southeasterly having a radius of 1450.00 feet, a radial line to said point bears North 59°31'24" West; thence Northeasterly 54.73 feet along said Northeasterly line through a central angle of 2°09'15"; thence along said Northeasterly line North 57°22'09" West 50.00 feet to the most Northerly corner of said Tract No. 12743, said corner also the beginning of a non-tangent curve, concave Southeasterly having a radius of 1500.00 feet, a radial line to said point bears North 57°22'09" West; thence leaving said Northeasterly

2

line and following along the Easterly line of future Tract No. 13728, the following courses:

Northeasterly 390.15 feet along said curve through a central angle of 14°54'09" to the beginning of a reverse curve, concave Northwesterly having a radius of 1500.00 feet, a radial line to said curve bears South 42°28'00" East, Northeasterly 190.20 feet along said curve through a central angle of 7°12'55"; North 4°32'00" West 149.18 feet, West 208.00 feet, North 45°00'00" West 45.00 feet, North 60.00 feet, North 86°40'00" West 66.00 feet, and North 13°00'22" East 215.00 feet to the Northerly line of said Rancho San Juan Cajon de Santa Ana as shown on Record of Survey no. 88-1035, filed in Book 119, Pages 33 and 34 in the Office of the County Recorder; thence South 76°59'28" East 1527.95 feet along said Northerly line to the Northwesterly corner of the land described in the deed to the Exxon Education Foundation, recorded December 29,1983 as File/Page No. 83-587995 of Official Records in the Office of the County Recorder, thence South 1°18'55" West 1851.58 feet along the Westerly line of said deed to the Southwesterly corner of said deed; thence South 88°31'06" West 961.07 feet along the Northerly line of the South one-half of said Section 2 to the Point of Beginning.

All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 5/17/27 between Stearns Ranchos Company and Union Oil Company of California, recorded 5/25/27 in Book 47 at Page 363 Official Records; EXCEPTING THEREFROM that portion described as follows:

That portion of the Northerly one-half of Section 2, Township 3 South, Range 10 West, in the Rancho San Juan Cajon de Santa Ana, in the unincorporated territory of the County of Orange, State of California, as shown on the Map recorded in Book 51, Page 7 of Miscellaneous Maps in the Office of the County Recorded, described as follows:

Beginning at the Southeasterly corner of Tract No. 12743, recorded in Book 585, Pages 39 through 44 of the Miscellaneous Maps in the Office of said county recorder; thence along the Easterly line of said Tract No. 12743, North 1°31'03" West 1099.63 feet to the Northeasterly corner of said Tract No. 12743, said corner also being the beginning of a non-tangent curve, concave Northeasterly having a radius of 795.00 feet, a radial line to said point bears South 4°39'12" East; thence Northwesterly 484.67 feet along said curve and the Northerly line of said Tract No. 12743, through a central angle of 34°55'49"; thence North 59°43'23" West 104.97 feet along said Northerly line to an angle point in said Northeasterly line, said angle point being the beginning of a non-tangent curve, concave Southeasterly having a radius of 1450.00 feet, a radial line to said point bears North 59°31'24" West; thence Northeasterly 54.73 feet along said Northeasterly line through a central angle of 2°09'15"; thence along said Northeasterly line North 57°22'09" West 50.00 feet to the most Northerly corner of said Tract No. 12743, said corner also the beginning of a non-tangent curve, concave Southeasterly having a radius of 1500.00 feet, a radial line to said point bears North 57°22'09" West; thence leaving said Northeasterly

3

line and following along the Easterly line of future Tract No. 13728, the following courses:

Northeasterly 390.15 feet along said curve through a central angle of 14°54'09" to the beginning of a reverse curve, concave Northwesterly having a radius of 1500.00 feet, a radial line to said curve bears South 42°28'00" East, Northeasterly 190.20 feet along said curve through a central angle of 7°12'55"; North 4°32'00" West 149.18 feet, West 208.00 feet, North 45°00'00" West 45.00 feet, North 60.00 feet, North 86°40'00" West 66.00 feet, and North 13°00'22" East 215.00 feet to the Northerly line of said Rancho San Juan Cajon de Santa Ana as shown on Record of Survey No. 88-1035, filed in Book 119, Pages 33 and 34 in the Office of the County Recorder; thence South 76°59'28" East 1527.95 feet along said Northerly line to the Northwesterly corner of the land described in the deed to the Exxon Education Foundation, recorded December 29, 1983 as File/Page No. 83-587995 of Official Records in the Office of the County Recorder, thence South 1°18'55" West 1851.58 feet along the Westerly line of said deed to the Southwesterly corner of said deed; thence South 88°31'06" West 961.07 feet along the Northerly line of the South one-half of said Section 2 to the Point of Beginning.

EXCEPTING THEREFROM that portion of the above described property which was conveyed to Brea Walden L.L.C. by Grant Deed dated October 3, 2001 and recorded on October 9, 2001 as Instrument No. 20010710856 in the Official Records of Orange County, California, described as follows:

Parcel 2 as shown, on Exhibit “B” of Lot Line Adjustment LL-2000-054 recorded on August 13, 2001, as Instrument No. 20010557229 in the Official Records of Orange County, California.

Also EXCEPTING THEREFROM the land described as follows:

Being a portion of the Southwest one-quarter of fractional Section 8, Township 3 South, Range 9 West, lying West of the Easterly boundary of the Rancho San Juan Cajon de Santa Ana, in the County of Orange, State of California as shown on map recorded in Book 51, Page 7 of the Miscellaneous Maps in the Office of the County Recorder of said County and also show on record of Survey 81-1149 filed in Book 103, Page 19 of Record of Survey in the said Office of the County Recorder being more particularly described as follows:

Beginning at the Southwest corner of said Record of Survey 81-1149, thence North 0°11'29" East along the Westerly line of said Record of Survey a distance of 776.93 feet to the Northwest corner of said Record of Survey; thence South 89°45'41" East along the Northerly line and its Easterly prolongation of said Record of Survey a distance of 2406.20 feet of the Easterly boundary line of said Rancho San Juan Cajon de Santa Ana; thence South 03°24'35" East along said Easterly boundary a distance of 772.60 feet to a point on the Easterly prolongation of the Southerly line of said Record of Survey; thence North 89°53'56" West along said Southerly line and its prolongation of distance of 2454.72 feet to the point of beginning.

4

Property Name:	STEARNS MINERAL FEE
Nuevo Property #:	CA12593

All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California by:

1)	Deed dated 12/4/1896, from Stearns Ranchos Company, as Grantor, to Union Oil Company of California, as Grantee, recorded 1/13/1897 as Document No. 839 in Book 30 at Page 11 of Deeds.

2)	Grant Deed dated 8/31/1899, between Stearns Ranchos Company, as Grantor, and Union Oil Company of California, as Grantee, recorded 9/21/1899 in Book 44 at Page 250 of Deeds, more particularly described as follows:

Those portions of Sections 1 and 12, Township 3 South, Range 10 West and Sections 5, 6,7 and 8 Township 3 South, Range 9 West, in the Rancho San Juan Cajon de Santa Ana, as shown on a map recorded in Book 51, Page 7 of Miscellaneous Maps, Records of Orange County, California, described as follows:

Beginning at a white post 4 inches square in mound with pits at the Northeast corner of ‘the Rancho San Juan de Santa Ana being also the Southeast corner of the Rancho Rincon De la Brea; thence along the patent boundary of said Rancho Rincon de La Brea; thence along the patent boundary of said Rancho Rincon de La Brea, North 84° West 107.51 chains to a sand stone marked R.B. in mound with pits; thence along said patent boundary North 57°42' West 43.67 chains to a white post 4 inches square in mound of stone marked S.J.C.S.A. at intersection of the patent lines of said Rancho San Juan Cajon de Santa Ana and Rincon De La Brea; thence along the patent line of said Rancho San Juan Cajon de Santa Ana, North 78°25' West 62.67 chains to a 2" × 4" post marked 62.67 in mound with pits; thence South 1°45' West 58.96 chains to a 2" × 4" post marked 20.60 in mound with pits, thence North 89° East 20.00 chains to a 4" x 4" post in mound with pits; thence South 1°45" West 20.00 chains to a 2" x 4" post marked 20.60 mounds with pits; thence North 88°39' East 55.48 chains to a 2" × 4" post marked 20 in mound with pits; thence South 0°30' East 20.00 chains to a 2" × 4" post in mound with pits; thence North 89°45" East 134.63 chains to a 2" × 4" post marked 40.10 in mound with pits upon the Eastern Boundary of said Rancho San Juan Cajon de Santa Ana; thence along same North 4° West 47.51 chains to the place of beginning.

Excepting the Westerly 200 acres of the above described tract.

Also excepting any portion of the above described property which lies north of the agreed boundary line and bounded Westerly by line running North 28°30' East from the Western terminus of said line as established by agreement between the Union Oil Company of

5

California and the Graham-Loftus Oil Company, recorded June 10, 1905 in Book 120, Page 223 of Deeds, records of said Orange County.

Also excepting therefrom that portion included within Parcel 1 of a County of Orange Lot Line Adjustment No. LL 2000-054, recorded August 13, 2001 as Instrument No. 20010557229 of the Official Records, in the office of said Count Recorder.

Also excepting therefrom the land conveyed to Brea Chemicals, Inc., by Deed recorded June 10,1957 in Book 3936, page 314 of said Official Records, described as follows:

Beginning at a point in the Southerly line of the land described in Deed from the Stearns Ranchos Company, a Corporation, to Union Oil Company of California, a Corporation, dated August 31,1899, recorded September 2,1899 in Book 44, Page 250 of said Deeds, distant South 89°10'50" West along said line 3131.98 feet from the Southeast corner of said land, said point of beginning being monumented by Union Oil Company Monument 11B; thence North 9°48'11 West 529.60 feet to a 2" × 2" stake and the true point of beginning for this description; thence North 85°48'16" West, 380.00 feet to a 2" × 2" stake; thence North 4°11'44" East 1750.00 feet to a 2" × 2" stake thence South 85°48'16" East 380.00 feet to a 2" × 2" stake; thence South 4°11'44" West 1750.00 feet to a 2" × 2" stake and the true point of beginning.

Also excepting therefrom those portions of Sections 1 and 12, Township 3 South, Range 10 West and Sections 5,6,7 and 8 Township 3 South, Range 9 West, in the Rancho San Juan Cajon de Santa Ana, as shown on a map recorded in Book 51, Page 7 of Miscellaneous Maps, Records of Orange County, California, described as follows:

Beginning at a white post 4 inches square in mound with pits at the Northeast corner of the Rancho San Juan de Santa Ana being also the Southeast corner of the Rancho Rincon De la Brea; thence along the patent boundary of said Rancho Rincon de La Brea; thence along the patent boundary of said Rancho Rincon de La Brea, North 84° West 107.51 chains to a sand stone marked R.B. in mound with pits; thence along said patent boundary North 57°42' West 43.67 chains to a white post 4 inches square in mound of stone marked S.J.C.S.A. at intersection of the patent lines of said Rancho San Juan Cajon de Santa Ana and Rincon De La Brea; thence along the patent line of said Rancho San Juan Cajon de Santa Ana, North 78°25' West 62.67 chains to a 2" × 4" post marked 62.67 in mound with pits; thence South 1°45' West 58.96 chains to a 2" × 4" post marked 20.60 in mound with pits, thence North 89° East 20.00 chains to a 4" × 4" post in mound with pits; thence South 1°45" West 20.00 chains to a 2" × 4" post marked 20.60 mounds with pits; thence North 88°39' East 55.48 chains to a 2" × 4" post marked 20 in mound with pits; thence South 0°30' East 20.00 chains to a 2" × 4" post in mound with pits; thence North 89°45" East 134.63 chains to a 2" × 4" post marked 40.10 in mound with pits upon the Eastern Boundary of said Rancho San Juan Cajon de Santa Ana; thence along same North 4° West 47.51 chains to the place of beginning.

6

Excepting the Westerly 200 acres of the above described tract.

Also excepting any portion of the above described property which lies north of the agreed boundary line and bounded Westerly by line running North 28°30' East from the Western terminus of said line as established by agreement between the Union Oil Company of California and the Graham-Loftus Oil Company, recorded June 10, 1905 in Book 120, Page 223 of Deeds, records of said Orange County.

Also excepting from said tract of land the land conveyed to the Metropolitan Water District of Southern California by Deed Recorded June 28,1940 in Book 1051, Page 301 of Official Records of said Orange County, described as follows:

Beginning at a point on the Westerly boundary of said lands owned by Union Oil Company of California, which Westerly boundary is also the Easterly boundary of that certain 200-acre tract conveyed by said Union Oil Company of California to George Chaffey by Deed dated April 25, 1899, recorded June 20, 1899 in Book 44, Page 79 of said deeds, which point of beginning is the point of intersection of the aforesaid Westerly boundary with the Easterly Prolongation of the center line of Central Avenue as the same existed on May 23, 1940 between Berry Street and Brea Canyon Road; thence Northeasterly along a line forming an angle of 73°32'24" with the Easterly prolongation of the center line of said Central Avenue at said point of intersection (assumed and taken to bear North 15°11'16" East), a distance of 839.60 feet to the true point of beginning; thence North 0°10'11" East a distance of 1250 feet; thence South 89°49'49"t East a distance of 500 feet; thence South 65°23'11" East a distance of 604.15 feet; thence South 0°10'11" West a distance of 1000 feet; thence North 89°49'49" West a distance of 1050 feet to the true point of beginning.

Also excepting therefrom that portion described in deed to the Metropolitan Water District of Southern California recorded February 10, 1967 in Book 8173, Page 641 of said Official Records.

Also excepting therefrom that portion described in deed to the Metropolitan Water District of Southern California recorded February 10, 1967 in Book 8173, Page 647 of said Official Records.

Also excepting therefrom the land described in deed to the Brea-Olinda Unified School District of Orange County, California, recorded September 11, 1968, page 437 of said Official Records.

Also excepting therefrom that portion described in Parcel 1 of deed to the City of Brea recorded January 16, 1969 in Book 8846, Page 971 of said Official Records.

Also excepting therefrom that portion described in Parcels A6471-4, A6471-5, A6471-6 and A6471-7 of that certain final order of condemnation, Superior Court Case No. 156220, a certified copy of which was recorded September 29, 1970 in Book 9417, Page 364 of said Official Records.

7

Also excepting therefrom Parcels 1 and 2 of Parcel Map No. 86-243, as shown on a map filed in Book 214, Pages 28 to 31 inclusive, of Parcel Maps, in the Office of the County Recorder of Orange County, California, together with the West Half of associated road, 80.00 feet wide, as shown on said Parcel Map, adjoining said Parcels 1 and 2 on the East, and being bounded Northeasterly by the Northeasterly line of said Parcel Map and being bounded Southerly by the centerline of Lambert Road, as shown on said Parcel Map.

Also excepting therefrom that portion, if any, included within Parcel 1 of Parcel Map No. 83-1179, as shown on a map filed in Book 218, Page 1 to 4 inclusive, of Parcel Maps, in the Office of the County Recorder of Orange County, California.

Also excepting therefrom that portion included within Tract No. 12562, as shown on a map recorded in Book 579, Pages 4 to 9 inclusive, of said Miscellaneous Maps.

Also excepting therefrom that portion included with Tract No. 12563, as shown on a map recorded in Book 579, Pages 10 to 15 inclusive, of said Miscellaneous Maps.

Also excepting therefrom the land described in the Deed to the City of Brea recorded March 29,1996 as Instrument No. 19960153320 of the Official Records in the Office of said County Recorder.

               Also excepting therefrom that portion included within Parcel 1 of a County of Orange Lot Line Adjustment No. LL 2000-054, recorded August 13,2001 as Instrument No. 20010557229 of the Official Records, in the office of said County Recorder.

8

ATTACHMENT NO. 5
TO
MINERAL GRANT DEED

RIGHTS-OF-WAY

Executable Grant Deed

ATTACHMENT 5

List of Rights of Way and Contracts

Attachment 5

Rights of Way and Contracts

Easements, Licenses, Rights-of-Way, etc.

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
51956.28	Agreement		7/13/53 42131/15 OR	Louise A. Weisel, et al.

51956.28A	Amendment		7/11/79 79-759179 DOC	Mary Weisel Newton, et al.

51956.51	ROW		5/18/64 M1523/9 Torrens	J. B. Hickey, et al.

52024.224	License		8/11/69	Southern California Edison

502	ROW	2/22/08	39795	Industrial Oil CO	5	601

52538	License	11/9/23	11/10/27 UNREC	Associated Oil	21

	ROW	4/8/63	4/19/63 6515/482	Pacific Lighting Gas Supply Co.	7	N/A	(31.7)

	ROW	2/13/65	2/23/65 7422/249	Pacific Lighting Gas Supply Co.	8	317

5254	ROW		5/17/2001 58/365 Deeds	Brea Canon Oil CO.	22	602

5254A	ROW		4/28/1930 382/44 OR	Brea Canon Oil CO.	23	602

52589	ROW		11/10/1927 104/65 OR	Gaston A Bastanchury	30

52854	ROW		7/12/1928 172/314 OR	Crown of the Valley Oil Company	34	609

52885	Consent	4/7/25	4/7/25	Shell Oil CO.	35	610

52885.1	License	7/10/51	7/11/55 UNREC	Shell Oil CO.	36	610

52956	ROW		2/13/1929 243/294 OR	Crown of the Valley Oil Company	40	611

52956.1	ROW		4/13/1988 3030/34 OR	Crown of the Valley Oil Company	41	611

52956.2	Consent	7/10/51	7/10/51	Shell Oil CO	42	611

52980	License	4/7/25	4/8/1929 UNREC	WB Scott Investment Company	43	612

52980.1	ROW		4/28/1955 3047/183 OR	W B Scott Investment Company	44	612

Attachment 5

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
52980.2	Consent	7/10/51	7/11/1955 UNREC	Shell Oil CO.	45	612

53486	ROW		3/16/32 547/78 OR	Bernard Arroues, Et ux	46

5363	ROW		1/7/1900 49/49 Deeds	Steams Ranchs Co	47

53641.101	Permit	10/18/61	22572	Pacific Telephone & Telegraph Company	48	613

53641.113	Permit	3/8/72	26366	Pacific Telephone & Telegraph Company	50	613

53755	Easement		9/27/43 1215/34 OR	Anaheim Union Water Company	52

53755.2	Mod.		6/7/49 1855/8 OR	Anaheim Union Water Company	53

53755.3	Mod.		9/23/66 8057/221 OR	Anaheim Union Water Company	54

53755.4	Easement		1/7/71 9512/924 OR	State of California	55

53755.5	Easement		11/18/71 9892/217 OR	State of California	56

53755.6	QC		5/22/72 10136/654 OR	UNOCAL	57

53755.7	ROW		9/26/72 10343/735 OR	Anaheim Union Water Company	58

53755.8	Assignment		11/29/72 10465/69 OR	Continental Mobile Housing, Inc.	59

53755.9	QC		11/1/73 10974/92 OR	UNOCAL	60

54088.31	License	12/1/62	22981	Shell Oil CO.	62	615

54186.3	Replacement ROW		9/25/72 10431/871 OR	Meredith Co. Et al	63
54261.7	ROW		11/12/70 9458/915 OR	Galy Construction Corp	64

54287	Deed		8/16/43 1200/396 OR	Everett M Reese, ET UX	66

54326.2	ROW		7/24/47 1533/390 OR	Hubert C. Ferry	67

54327.46	License		12/15/76	General Telephone Co.

54339	ROW		3/2/43 1183/525 OR	Tide Water Associated Oil Company	69

Attachment 5

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
54342	AGRMT	2/17/39	2718/43 UNREC	General Petroleum	70	617

54344	Easement	4/1/39	14336	USA, Department of WAR	71

54345	ROW		3/1/43 1148/489 OR	Anaheim Union Water Company	72

54368	ROW		8/11/44 1266/313 OR	H M Bergen, ET AL	73

54480	Deed		1/5/46 283/496 OR	Everett M Reese, ET UX	74

54499	ROW		4/17/46 1424/3 OR	Brea Homes Inc.	75

54507	ROW		1/23/11 195/212 Deeds	Pacific Electric Land C	76

54605	License	8/20/43	15938	Shell Oil	77	618

54779	ROW		12/15/49 1945/23 OR	M J Jackson	78

54779.1	ROW		4/2/47 1517/196 OR	Brea Homes Inc.	79

54779.2	ROW		1/4/60 5044/483 OR	M K Rivtcel	80

54779.3	ROW		4/2/47 1517/196 OR	Brea Homes Inc.	81

54855	ROW	7/23/46	17006	Stern Realty Company	82

54855.4	License	9/21/61	22545	Stern Realty Company	83

55088	ROW		8/13/52 2369/185 OR	City of Brea	84

55156	ROW		7/3/53 42131/30 OR	W. R. Rowland Land Co.

55251	ROW		1/28/54 2659/60 OR	Continental Mausoleum Company	85

553.3	ROW		2/26/49 Unrecorded	Tide Water Associated Oil Co.

55468	ROW		2/1/1955 3261/312 OR	City of Fullerton	87

56267	License	3/29/53	3-30-57 UNREC	Tide Water Associated Oil Company	89

56365	ROW	6/21/55	20261	Roseglen Construction Inc.	90

56627	License	7/5/71	22467	Humble Oil & Refining	93	620

56671	Sales & Assign.		4/19/63 6515/482 OR	Pacific Lighting Gas Supply Co.	94	621

Attachment 5

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
56672	ROW		3/24/37 872/421 OR	Brea Canon Oil	95	622

56673	ROW		10/16/40 1048/369 OR	Brea Canon Oil	96	623

56674	ROW		3/4/63 6451/794 OR	Brea Canon Oil	97	624

56712	Easement		4/21/64 7012/89 OR	State of California, Dept. of Parks and Recreation

56712.1	Amendment		6/25/64 7104/498 OR	State of California, Dept. of Parks and Recreation

56726.9	Amendment of Lease		5/1/95	City of Huntington Beach

56764	License		3/19/65	Southern California Edison

56806	ROW		5/26/65 7533/988 OR	G. A. Ryness & V.K. Smith Partners

56807	ROW		3/23/65 7455/829 OR	UNOCAL	104	629

56916.1	Permit	8/10/62	8/11/66 UNREC	Orange County Flood Control District	107

57030	ROW		1/29/66 8532/241 OR	Loma Vista Memorial Park	108

57136	ROW		5/26/69 8968/184 OR	Sterling Homes	109	725

57193	ROW		1/15/70 9194/391 OR	Rancho Mesa Fullerton	110

57241	Easement		9/30/70 451/102 OR	State of California	112	630

57349.1	ROW		5/11/93 10692/660 OR	Albertson’s Inc.	113

57353	ROW		7/27/72 10290/314 OR	D V Home, ET AL	115

57354	ROW		7/20/72 10290/314 OR	A A McLern, et ux	116

57438	ROW		6/20/74 11189/1214 OR	David V. & Mary W. Homme	118

57595	ROW		3/16/77 12106/802 OR	Moreland Develop C	123

57595.1	ROW		6/8/77 12233/501 OR	Moreland Develop C	124

57633.1	ROW		7/24/78 1269/1868 OR	IPS, A General Partnshp	125

57667	ROW		12/14/79 13437/789 OR	Moreland Develop C	126

57696	ROW		10/2/75 11527/1604 OR	Kaiser Aetna	127

Attachment 5

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
57848	Grant of Easement		11/24/86 86/619178 OR	Fairway Associates	129

57875	AGRMT		30888	William Lyon C	131

57876.1	ROW		4/23/90 90/211415 DOC	R D Battaglia	132

57879	Encroach License	10/9/84	10/10/88 UNREC	City of Fullerton	133
57879.2	EXT. of License	6/10/89	6/11/93 UNREC	City of Fullerton	134
57981	ROW		11/2/89 80-59276 DOC	Sanitation, Inc.	136	500

58049	ROW		1/25/93 93-054367 DOC	Sanitation, Inc	137	500

61407.2	Easement		3/27/63 6483/844 OR	UNOCAL	138

61407.3	Easement		3/11/64 6958/820 OR	UNOCAL	139

62528			6/23/54 2755/502 OR	UNOCAL	140

62606			4/30/58 4263/530 OR	UNOCAL	141

63219	Easement		2/26/60 5119/488 OR	UNOCAL	142

63283.2	Easement		10/10/62 6279/75 OR	UNOCAL	143

63510.1	Easement		6/22/64 7098/211 OR	UNOCAL	144

68244.1	Easement		5/4/61 5712/97 OR	UNOCAL	146

68809	Consent		6/23/27 60/371 OR	UNOCAL	149	729

68810	Consent		6/23/27 57/412 OR	UNOCAL	150	730

68853	ROW		8/24/45 1331/351 OR	UNOCAL	151

68853.1	ROAD DEED		1/25/44 1232/308 OR	UNOCAL	152

68853.2	ROAD DEED		11/12/48 1728/222 OR	UNOCAL	153

7048.3(B)	Deed		8/18/64 7182/490 OR	UNOCAL	154

7048.3(C)	Deed		8/18/64 7182/484 OR	UNOCAL	155

7048.3(E)	Mod.		10/19/64 7264/496 OR	UNOCAL	156

7048.3(F)	Mod.		10/19/64 7264/500 OR	UNOCAL	157

7070.35	Deed		5/21/58 4291/396 OR	UNOCAL	159

Attachment 5

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
7070.44	ROW		1/17/64 6886/922 OR	UNOCAL	160

7070.45	ROW		12/31/63 6866/922 OR	UNOCAL	161

7070.55	Deed		4/23/73 10657/211 OR	UNOCAL	162

7070.57	Deed		10/31/73 10989/880 OR	UNOCAL	163

7070.63	Grant Deed		4/1/75 11368/841 OR	UNOCAL	165

7070.72	Deed		12/5/80 13861/1303 OR	UNOCAL	166

7176.19	Deed		12728/73 11044/678 OR	UNOCAL	168

7176.2	Deed		11/15/47 1599/131 OR	UNOCAL	169

XR7390-R1	AGRMT	8/28/51	18868	Shell Oil to West Coast Refining	172	640

XR7390-R11	ROW	10/11/56	20739	Chanslor- Western to West Coast Refining	173	641

XR7390-R11	ROW	8/25/55	20326	Shell Oil C to West Coast Refining	174	642

XR7390-R20	License	7/31/51	18840	UNOCAL	177	643

XR7390-R5	License	3/27/26	9583	Pacific Electric Railway	185

	ROW		5-15-97 Document No. 19970226200	UNOCAL to NUEVO	A	666

	Deed	8/9/98	8-14-98 1998- 0533265	UNOCAL to NUEVO	A	736

105919	Deed	12/20/98	2-11-99 Doc. No. 105919	CALPAC REMEDIATION CO & UNOCAL etal to NUEVO	A	737

105919	Deed	12/20/98	2-11-99 Doc. No. 105919	CALPAC REMEDIATION CO & UNOCAL etal to NUEVO	A	737

19990774980	Easement & Agreement		11/5/1999 Doc. No. 19990774980	Unocal and Nuevo	A	402

20020255188	Easement Agree.	4/11/97	3/27/2002 -Document # 20020255188	VD/FULLERTON 91/AFX & Nuevo	A	403

Attachment 5

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
20020255188	Accommodation Agrmt.	11/19/96	11/20/2000-UNRECORDE D	UNOCAL, VD/FULLERTON 104/AF X & Nuevo	A	403.01

20020365857	Pipe Line & Powerline Maintenance Easement Agrmt.	4/11/97	5/1/02 Doc. No. 20020365857	City of Fullerton, Brietburn, VD/FULLERTON 91/AF X & Nuevo	A	403.1

57995	Amended Easement	7-20-1994	Unrecorded	Sec. of the Army to NUEVO	A	404

	Easement	1/15/51	3/15/51 2158/495	UNOCAL

	Pipeline PSA	4/8/63	4/19/63 6515/482	Pacific Lighting Gas Supply Company

	ROW	2/13/65	2/23/65 7422/249	Pacific Lighting Gas Supply Company

	Easement	8/23/88	5/9/89 89-243784	UNOCAL

Franchises

			Date		Brea	Schedule
	Document		Recording		ROW	1.1 (c)	Green Map
File Number	Type	Dated	Information	Grantor	List No.	Order #	#’s
922	Franchise	03/17/1993	unrecorded	Brea City Franchise	4		600

99-O-119	Franchise	06/01/1999	unrecorded	Placentia City Franchise	4	A	700

**57976	Franchise	06/18/1999	unrecorded	Orange County	4	A	900.1

**This Franchise is partially assigned insofar and only insofar as it pertains to the “Richfield Gathering System.”

Contracts

     (1) The Crude Oil Purchase Agreement between Nuevo Energy Company and Tosco Corp., d/b/a Tosco Refining Co., dated January 1, 2000; INSOFAR AND ONLY INSOFAR AS IT APPLIES TO THE PROPERTY INTERESTS.

     (2) Electricity: The Automated Power Exchange Master Service and Participation Agreement dated June 15, 2000 by and between Automated Power Exchange, Inc. and Nuevo Energy Company;

Attachment 5

      (3) The Indenture, as amended, by and between Union Oil Company of California and Columbia Oil Producing Company dated February 26, 1901;

      (4) The Surplus Produced Water Agreement between Nuevo Energy Company and Aera Energy LLC dated December 11, 2001;

      (5) The Water Line Agreement between Union Oil Company of California and Thompson Drilling Company dated March 29, 1988, as amended;

      (6) The Royalty-Free Oil and Gas Lease between Union Oil Company of California (“Lessor) and Nuevo Energy Company (“Lessee”) dated effective October 1, 1995;

      (7) The Propane Sales: Contract dated March 1, 2002 by and between Nuevo and EOTT Energy Operating Limited Partnership.

      (8) Pipeline Easement Agreement dated September 13, 2002 by and between Union Oil of California and Nuevo Energy Company.

Gas Purchases. Gas Handling and Gas Sales Contracts

      Gas Purchase, Gas Handling and Gas Sales Contracts

      As of September 27, 2002, Nuevo is presently taking gas under the following three contracts:

(i)	Gas Handling and Disposal Agreement dated effective August 1, 2000 by and between Aera Energy LLC and Nuevo Energy Company.

(ii)	Gas Compression and Gathering Agreement dated effective September 1, 2000 by and between Bridgemark Corporation and Nuevo Energy Company.

(iii)	Gas Handling Agreement dated effective August 1, 1998 by and between Crimson Resource Management Corp. and Torch Energy Marketing, Inc. (note the preferential right to purchase gas at Section 6).

The following contracts appear to be active as of September 27, 2002. However, Nuevo is not presently taking gas under these contracts.

(iv)	Gas Purchase Agreement dated effective July 1, 1989 by and between Brea Canon Oil Company and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended October 10, 1994.

(v)	Gas Purchase Agreement dated May 17, 1966 by and between T&T Oil Company and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended July 12, 1994.

Attachment 5

(vi)	Gas Handling Agreement dated effective October 1, 1998 by and between Union Oil Company of California and Torch Energy Marketing, Inc.

(vii)	Gas Handling Agreement dated effective February 1, 1994 by and between Saba Petroleum Inc. and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended October 1, 1997.

(viii)	Gas Handling Agreement and Bill of Sale dated effective December 29, 1992 by and between Plegel Oil Company and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended July 1, 1993.

(ix)	Gas Purchase Agreement dated effective August 1, 1998 by and between Texaco Producing Inc. and Union Oil of California (predecessor-in-interest to Nuevo Energy Company), as amended by letter dated July 8, 1993.

(x)	Gas Purchase Agreement dated effective August 1, 1989 by and between Santa Fe Energy Operating Partners, L.P. and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended April 20, 1994.

      The following contract provides for selling gas.

(xi)	Gas Purchase Contract dated effective August 1, 1998 by and between Torch Energy Marketing, Inc. (“Seller”) and Crimson Resource Management Corp. (“Buyer”).

Miscellaneous Service Contracts: (Immediately Follows)

Attachment 5

MISCELLANEOUS
SERVICE
CONTRACTS

VENDOR	ADDRESS	PHONE #	ACCT. OR CUST. #	TYPE OF SERVICE
Allied Commercial Cleaning	1775 E. Lincoln Ave., #104, Anaheim, CA 92805	714-284-1178		Janitorial Service

Brea Disposal	1131 North Blue Gum St., Anaheim, CA 92815	714-238-3300	104828	Trash Service

Yosemite Waters	601 W. Valencia Dr., Fullerton, CA 92832	714-870-4022	133008	Water & Cooler Service

Ionics	7777 Industry Ave., Pico Rivera, CA 90660	562-942-2200	46516	R/O Water System Rental

Aramark	P.O. Box 5206, Santa Ana, CA 92704	714-545-4877	2903002/2903000	Mat & Rag Service

Praxair	Dept. LA 21511, Pasadena, CA 91185	800-229-4449	OA338	Cylinder Rental

Praxair	Dept. LA 21511, Pasadena, CA 91185	800-229-4449	CF812	Cylinder Rental

Praxair	Dept. LA 21511, Pasadena, CA 91185	800-229-4449	BV665	Cylinder Rental

Praxair	Dept. LA 21511, Pasadena, CA 91185	800-229-4449	OA341	Cylinder Rental

Scott Specialty Gases	6141 Easton Rd., Plumsteadville, PA 18949	215-766-8861	83276900	Cylinder Rental

Underground Service Alert	P.O. Box 77070, Corona, CA 92877	909-808-8100	NUEVOBRE	USA - Dig Alerts

Portosan Company	P.O. Box 6006, El Monte, CA 91734	800-638-1233	75261	Septic Rental & Disposal

Kenneth R. Starr	7701 11th St., Buena Park, Ca	714-522-6550		A/C & Refrigeration Maint.

Schumann Communications	731 South Highway 101 #1C, Solana Beach, CA 92075	858-794-0794	E87129	Answering Service

Critco Flow Measurement	P.O. Box 1639, Houston, TX 77251	713-463-7773		Gas Chart Calculations

Federl Express	P.O. Box 1140, Dept. A, Memphis, TN 38101	800-622-1147	2001-3867-8	Courier Service

Ace Pump	848-A W. Century, Santa Maria, CA 93455	805-925-7570	5500	Bailer Rental

Exhibit G

VENDOR	ADDRESS	PHONE #	ACCT. OR CUST. #	TYPE OF SERVICE
Coast To Coast	8 Vanderbilt, Irvine, Ca 92619	949-457-7300	S/N	Fax & Copier Service
			96010212,96010215,	Agreements
EA621378 & JE643420

Southwest Environments	P. O. Box 1741, Costa Mesa, CA 92628	949-642-2257	NV&RB	Gardening Service

United Parcel	P. O. Box 894820, Los Angeles, Ca 90189	800-811-1648	X97774	Courier Service

Sims Welding Supply	18903 South Main St., Gardena, CA 90248	310-327-6650	274153001	Cylinder Rental

Culligan Water	502 S. Lyon St., Santa Ana, CA 92701	800-756-6300	893425	Soft Water Service

Culligan Water	502 S. Lyon St., Santa Ana, CA 92701	800-756-6300	893420	Soft Water Service

Pitney Bowes Credit Co.	P. O. Box 856460, Louisville, TX 40285	800-572-2624	1749598	Monthly Postage Equipment Rental

Pitney Bowes Inc.	P.O. Box 856390, Louisville, TX 40285	800-331-7641	1642-0723-86-4	Softguard Rate Protection Plan

Pitney Bowes Credit Co.	P.O. Box 856390, Louisville, TX 40285	800-331-7641	1642-0723-86-4	Yearly Equip. & Maint. Services

UTILITIES

Pacific Bell	Payment Center, Van Nuys, Ca 91388	800-750-2355	714-257-1600-291-S- 3182	Phone Service

Pacific Bell	Payment Center, Van Nuys, Ca 91388	800-750-2355	714-529-2118-411-S- 2182	Phone Service

City of Brea	1 Civic Center Circle, Brea, CA 92821	714-990-7687	22215551	Fresh Water

Cable & Wireless	46020 Manekin Plaza, Sterling, VA 20166	800-486-8686	ECA8001224	Long Distance

Express Tel	P. 31475, Salt Lake City, UT 84131	800-748-4020	4-17123-8	Long Distance

Southern California Edison	P. O. Box 600, Rosemead, Ca 91771	800-990-7788	2-05-020-3389	Electricity

Southern California Edison	P. O. Box 600, Rosemead, Ca 91772	800-990-7789	2-20-253-3527	Electricity

Southern California Edison	P. O. Box 600, Rosemead, Ca 91773	800-990-7790	3-020-0006-69	Electricity

Exhibit G

Permits and Plans for Brea Olinda Field:

•	South Coast Air Quality Management District Facility Permit ID#109198

Facility Description Covered in Permit

Process 1	: Crude Oil/Gas/Water Separation Tonner Canyon Tank Farm East Naranjal Tank Farm Crude Oil/Gas/Water Separation

Process 2	: Natural Gas Processing – Stearns Gas Plant
Field Compression
Compression Unit
Process Unit
Process Heating System
Refrigeration Unit
Glycol Regeneration and Stabilization
Odorant system – Sales Gas
Propane Extraction System

Process 3	: Internal Combustion Engines

Process 4	: Storage and Loading

Process 5	: Flare System

Process 6	: Vapor Recovery and Drain System

Process 7	: Fugitive Emission Sources

Process 8	: R219 Exempt Equipment Subject to a Source Specific Rule

Title V

•	Industrial Wastewater Discharge Permit No. 2-1-181

Permit good until December 31, 2002 at which time it needs to be renewed.

•	Spill Prevention Control and Countermeasure Plan (SPCC) for Stearns Plant.

•	Spill Prevention Control and Countermeasure Plan (SPCC) for Brea Olinda Field.

•	Business Emergency Plan and Hazardous Materials Disclosure – Brea Lease

•	Miscellaneous Pressure Vessels located in the Field and Plant Permits

•	Pending Permits for the H2S Scrubber and to move the East Naranjal Tank Farm.

Exhibit G

•	Emergency Response Plans for the following systems:
East Coyote Gas Gathering Pipeline Richfield to East Coyote Gas Gathering Pipeline Sansinena Gas Gathering Pipeline

Exhibit G

ATTACHMENT NO. 6
TO
MINERAL GRANT DEED

THIRD PARTY EASEMENTS, CONTRACTS AND LICENSE AGREEMENTS

Executable Grant Deed

ATTACHMENT 6

RELATED THIRD-PARTY EASEMENTS,
CONTRACTS AND LICENSE AGREEMENTS

(Oil Field Related Third Party Easements and License – TPEL)

Recording
Document Type	Date	Grantor	Grantee	Information
Right-of-Way	1/26/82	Union Oil Company of California	Mobil Oil Corporation	82-340271 Los Angeles County

License	8/21/67	Union Oil Company of California	Shell Oil Company	Unrecorded

License PSA	11/10/88	Union Oil Company of California	Shell Western E&P Inc.	Unrecorded

Easement	7/27/62	Union Oil Company of California	Boy Scouts of America, Los Angeles Area Council	8/1/62 6245/654

Easement	9/13/84	Union Oil Company of California	City of Brea	10/11/84 84-421551

Easement	9/10/85	Union Oil Company of California	City of Brea	10/7/85 85-382994

Easement	9/2/86	Union Oil Company of California	Brea H.O.P.E. Inc.	10/1/86 86-459482

Easement	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153323

Easement	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153324

Easement	1/26/82	Union Oil Company of California	Mobil Oil Corporation	3/31/82 Inst. 82-340271 [Los Angeles County]

Easement	8/21/67	Union Oil Company of California	Shell Oil Company	N/A

Easement	11/10/88	Union Oil Company of California	Shell Western E&P Inc.	N/A

Easement	4/1/58	Union Oil Company of California	The Metropolitan Water District of Southern California	5/21/58 4291/400

Easement for Oil Wells	10/16/58	Collier Carbon and Chemical Corporation	Union Oil Company of	11/3/58 4470/10

1

ATTACHMENT 6

Recording
Document Type	Date	Grantor	Grantee	Information

California

Non-Exclusive Easement and Right-of-Way	7/27/62	Union Oil Company of California	Boy Scouts of America, Los Angeles Area Council	8/1/62 6245/654

Right-of-Way	10/2/62	Union Oil Company of California	Southern California Edison Company	1/18/63 6399/705

Grant of Easement	9/18/78	Union Oil Company of California	Southern California Edison Company	2/5/79 13024/1157

Grant of Easement	5/17/88	Union Oil Company of California, dba UNOCA1	Southern California Edison Company	6/7/88 Inst. 88-268095

Easement	9/15/95	Union Oil Company of California, dba UNOCA1	UNOCAL California Pipeline Company	10/25/95 Inst. 19950473641

Grant of Easement	12/11/95	Union Oil Company of California, dba UNOCA1	Southern California Edison Company	1/4/96 Inst. 19960004773

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153322

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153323

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153324

Easement	5/7/96	Nuevo Energy Company	Union Oil Company of California dba UNOCA1	5/26/96 Inst. 19960254739

Pipeline Right-Of-Way	5/12/02	The Stems Ranchos Company	Pacific Coast Oil Company	6/25/02 Do not have recording info.

License	5/1/59	Union Oil Company of California	Shell Oil Company	Do not have recording info.

Any other Third Party Easement or License disclosed in Preliminary Title Report #OR-2252674,dated September 13, 2002, First American Title Company.

2

ATTACHMENT 6

ADDITIONAL CONTRACTS AND GIFT DEED

1.	Memorandum of Understanding between Nuevo, County of Orange and City of Brea dated December 10,2002 regarding pre-annexation.

2.	Development Agreement dated December 19, 2002, between Nuevo and County of Orange.

3.	Impact Mitigation Agreement between Brea Olinda Unified School District and Nuevo dated as of October 28,2002.

4.	Gift Deed dated January 30,2003 from Nuevo to the Brea-Olinda Unified School District Conveying 0.425 acres, recorded on February 25, 2003 as Instrument No. 2003000207265 in the official records of Orange County.

3

ATTACHMENT NO. 7
TO
MINERAL GRANT DEED

EXCLUDED ASSETS

ATTACHMENT 7

List of Excluded Interests

          SPECIFICALLY EXCEPTED AND RESERVED from this Transaction are the following described interests (hereinafter referred to as, the “Excluded Interests”):

          (a) Any of Seller’s economic analyses, pricing forecasts, legal opinions or analyses, or information considered by Seller as confidential or protected by “Attorney-Client Privilege”;

          (b) All rights and claims arising, occurring, or existing in favor of Seller prior to the Effective Date including, but not limited to, any and all contract rights, adjustments, mispayments, erroneous payments, personal injury, property damage, royalty or other rights and claims of any nature in favor of Seller relating to any time period prior to the Effective Date;

          (c) All corporate, financial, and tax records of Seller; however, Buyer shall be entitled to receive copies of any financial and tax records which directly relate to the Property Interests, or which are necessary for Buyer’s ownership, administration, or operation of the Property Interests;

          (d) All rights, titles, claims and interests of Seller related to the Property Interests for all periods prior to the Effective Date, subject to Section 3.2.4 in the Agreement and to any other contrary provisions of the Agreement: (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards;

          (e) All hydrocarbons produced from or attributable to the Property Interests with respect to all periods prior to the Effective Date together with all proceeds from or of such hydrocarbons;

          (f) Claims of Seller for refund of or loss carry forwards with respect to (i) production, windfall profit, severance, ad valorem or any other taxes attributable to the Property Interests for any period prior to the Effective Date, and (ii) income or franchise taxes attributable to the Property Interests for any period prior to the Effective Date;

          (g) All amounts due or payable to Seller as adjustments or refunds under any contracts or agreements affecting the Property Interests for all periods prior to the Effective Date;

          (h) All amounts due or payable to Seller as adjustments to insurance premiums related to the Property Interests for all periods prior to the Effective Date;

          (i) Subject to the terms of the Agreement, all monies, proceeds, benefits, receipts, credits, income or revenues (and any security or other deposits made) attributable to the Property Interests prior to the Effective Date;

          (j) All of Seller’s patents, trade secrets, copyrights, names, marks and logos;

1

          (k) All of Seller’s Emission Reduction Credits, as defined in the California Health and Safety Code, except as to those credits that apply to the Property Interests;

          (l) All of Seller’s right, title and interest in and to that Federal Communications Commission license having a Call Sign of KMG618, said license having an expiration date of March 8, 2005.

          (m) Any portion of the Property Interests which Seller is prohibited or restricted in whole or in part, by any statute, law, ordinance, rule, regulation, order or notice of any Governmental Agency or by any contractual arrangement or agreement, from transferring, selling or conveying; and

          (n) Any and all of Seller’s equipment presently being stored on the Land or otherwise within the Brea Olinda field that relates to Seller’s offshore operations.

          (o) All well samples and cores located in the building; within Parcel 3 described on Exhibit A-1 to the Agreement, and all those buildings located within Parcel 3.

          (p) Real Estate and Surface Related Interests:

               1. The Commercial Lease and Agreement between Nuevo Energy Company, as Lessor, and Brea Green Recycling, Inc., as Lessee, dated February 1, 1997.

               2. The Letter Agreement between Haynes Apiaries and Union Oil Company of California dated December 29, 1992, as amended.

               3. The Easement Agreement for Storm Drain Improvement between Nuevo Energy Company and Brea Olinda Venture L. L. C. dated November 3, 2000.

               4. Letter Agreements dated March 19, 2001 and October 1, 2002, by and between Deborah Linn Associates and Nuevo.

               5. Contract dated February 8, 2001, by and between Culbertson, Adams & Associates and Nuevo, as amended by letter dated July 16, 2002.

               6. Proposal dated June 18, 2002, from Earth Consultants International to Nuevo.

               7. Professional Service Agreement dated April 17, 2001, by and between The Keith Companies, Inc. and Nuevo.

               8. Professional Services Agreement dated June 15, 1998, by and between QST Environmental, Inc. and Nuevo, as amended February 27, 2002.

          (q) Additional Easements:

               1. Stearns Rancho Company to UNOCAL dated December 14, 1896, recorded on July 10,1897 as Doc. # 30/11.

2

               2. Stearns Ranchos Company to Pacific Coast Oil Company dated May 12, 1902, recorded on June 25, 1902 as Doc. # 75/254.

               3. UNOCAL to Brea Chemical, Inc. dated June 7, 1957, recorded June 10, 1957 as Doc. # 3936/324.

               4. Collier Carbon and Chemical Corp. to UNOCAL dated October 16, 1958, recorded November 3, 1958 as Doc. # 4470/10.

               5. UNOCAL to UNOCAL California Pipeline Co. dated September 25, 1995, recorded December 19, 1995 as Doc. # 19950565134.

               6. Nuevo to UNOCAL dated May 7, 1996, recorded May 21, 1996 as Doc. # 19960254739.

               7. Brea Canon Oil Company to General Petroleum Corporation dated May 1921.

3

Property Address: SEE ADDENDUM BREA CA 92821

EXHIBIT E
Natural Hazard Zones

     Natural Hazard Zones For more information regarding a particular Airport or the specified Public Record, please contact your local office of the U.S. Department of Transportation, Federal Aviation Administration.

B-4.	Megan’s Law (California Civil Code §2079.10a)

The following notice is provided as an accommodation. California Civil Code Section 2079.10a (commonly referred to as “Megan’s Law”) requires the following notice be provided as part of the purchase agreement to a buyer or lessee of residential property:

Notice: The California Department of Justice, sheriffs departments, police EXHIBIT G

PDR® INFORMATION PAGE
PDR is a registered trademark

THE COMPANY

PROPERTY DATA SERVICES, INC.
A Subsidiary of The First American Corporation
(the “Company”)
5601 E. La Palma Avenue, Anaheim, CA 92807

PROPERTY IDENTIFICATION & PDR DATE

PLEASE VERIFY THAT THE PROPERTY INFORMATION BELOW IS CORRECT.

Property Address: SEE ADDENDUM, BREA, CA 92821

Property Assessor’s Parcel Number: SEE ADDENDUM

PDR Date: Monday, July 29, 2002

ADDRESSEE

FIRST AMERICAN TITLE
ATTENTION: RON GOMEZ
2 FIRST AMERICAN WAY
SANTA ANA, CA 92707

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

NOTICE

The Company is pleased to provide Recipient with this Property Disclosure Report (“PDR”) for the Property identified above. Please note that this PDR is a contract subject to the Terms, Conditions, and Limitations on Liability set forth herein which should be reviewed carefully.

The information contained in this PDR is derived as of the PDR Date from certain specified Public Records within the control of the governmental entities described in Schedule A (“Natural Hazard Disclosure Summary”) and Schedule B (“Summary of Additional Disclosures”). The information set forth in Schedule A (a) relates to the natural hazard zones specified in California Civil Code § 1103.2, and (b) is provided by the Company in accordance with the requirements of Civil Code § 1103.4(c). The information set forth in Schedule B is provided by the Company to facilitate compliance with those disclosures specified in Schedule B. Please note that this PDR is NOT based upon a physical inspection of the Property.

THE “NATURAL HAZARD DISCLOSURE STATEMENT” FORM REQUIRED BY CALIFORNIA CIVIL CODE §1 103.2(a) (“THE LAW”) HAS BEEN COMPLETED AS OF THE PDR DATE IN ACCORDANCE WITH THE TERMS OF THIS PDR AND IS PROVIDED WITH THIS PDR AS AN ACCOMMODATION ONLY AND IS NOT PART OF THE PDR. PLEASE NOTE THAT THE LAW REQUIRES THAT THE STATUTORY FORM BE COMPLETED, EXECUTED, AND DELIVERED BY THE SELLER AND RESPECTIVE REAL ESTATE AGENTS TO THE BUYER. IN ADDITION TO THESE STATUTORY NATURAL HAZARD DISCLOSURES, CERTAIN OTHER INFORMATION IS ALSO PROVIDED IN THIS PDR FOR THE BENEFIT OF THE RECIPIENTS.

     If you have any questions or comments regarding this PDR,
please contact the Company’s Customer Service Department at (800) 200-2561.

     THIS PDR IS A CONTRACT. PLEASE READ IT CAREFULLY.
THIS PDR IS A REPORT PRODUCT AND IS NOT AN INSURANCE POLICY.

©2002 Property Data Services, Inc.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

Addendum to
PDR No. 02PDS1669 (Control/File No. 318379)
Property Identification - Assessor Parcel Numbers

     This Addendum pertains solely to PDR No. 02PDS 1669 (Control/File # 318379) dated 29 July 2002 for disclosure information about twenty-three (23) parcels located in County of Orange, State of California as provided to Property Data Services, Inc. These parcels constitute the Property for the purpose of this PDR. The accompanying PDR is hereby issued for disclosures pursuant to a Transaction involving Property as provided by Customer as identified by the following assessor parcel numbers:

304-171-02	306-031-05	319-142-08
306-011-02	306-031-06	319-142-10
306-012-22	306-031-07	320-281-02
306-012-32	306-031-08	320-281-05
306-012-33	306-031-09	320-281-09
306-012-34	306-031-11	320-073-02
306-031-02	306-031-12	320-073-06
306-031-03	306-031-17

     This PDR applies only to the Property as identified by those parcel numbers specified above and to no others pursuant to the Transaction. Responses contained in this PDR apply only to the Property identified by those parcels described above and to no others pursuant to the Transaction. This Addendum is attached hereto and made a part of PDR No. 02PDS1669 (Control/File # 318379) as of this reference and is subject to the Terms, Conditions, and Limitations on Liability contained herein.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

SCHEDULE A
NATURAL HAZARD DISCLOSURE SUMMARY

SPECIAL FLOOD HAZARD AREA

Is any portion of the Property located within a Special Flood Hazard Area (“SFHA”) according to the Public Record specified below as of the PDR Date?

Yes [   ] No [X ] Do not know / information not available from local jurisdiction [   ]

Public Record: Official Flood Insurance Rate Maps (“FIRM”) compiled and issued by FEMA pursuant to 42 United States Code §4001, et seq.

Note: If the Property is subject to either a Letter of Map Amendment (“LOMA”) or Letter of Map Revision (“LOMR”) issued by the Federal Emergency Management Agency (“FEMA”), a copy of the LOMA or the LOMR must be attached to the Natural Hazard Disclosure Statement (“NHDS”) or appropriate disclosure statement. The Company is not always able to determine if the Property is subject to a LOMA or a LOMR. Even if such information is available to the Company, the Company is unable to attach a copy of the LOMA or LOMR to the NHDS. If Seller is aware that the Property is subject to a LOMR or a LOMA, the Seller shall attach a copy to the NHDS and notify the Company.

AREA OF POTENTIAL FLOODING

Is any portion of the Property located within an Area of Potential Flooding according to the Public Record specified below as of the PDR Date?

Yes [X] No [   ] Do not know / information not available from local jurisdiction [   ]

Public Record: Official dam inundation maps issued by the California Office of Emergency Services (“OES”) pursuant to California Government Code §8589.5.

VERY HIGH FIRE HAZARD SEVERITY ZONE

Is any portion of the Property located within a Very High Fire Hazard Severity Zone according to the Public Record specified below as of the PDR Date?

Yes [   ] No [X]

Public Record: Official maps issued by the California Department of Forestry and Fire Protection (“CDF”) pursuant to California Government Code §51178. NOTE Publicly available data provided by local agencies responsible for fire prevention and suppression in this county pursuant to Government Code §§51179 and 65302(g) may be used to supplement CDF data. For more information, please contact the Company’s Customer Service Department.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

WILDLAND - STATE RESPONSIBILITY AREA

Is any portion of the Property located within a Wildland - State Responsibility Area according to the Public Record specified below as of the PDR Date?

Yes [X] No [   ]

Public Record: Official maps issued by the California Department of Forestry and Fire Protection (“CDF”) pursuant to California Public Resources Code §4125.

EARTHQUAKE FAULT ZONE

Is any portion of the Property located within an Earthquake Fault Zone according to the Public Record specified below as of the PDR Date?

Yes [X] No [   ]

Public Record: Official earthquake fault zone or special study zone maps approved by the State Geologist and issued by the California Department of Conservation, California Geological Survey pursuant to California Public Resources Code §2622.

SEISMIC HAZARD ZONE

Is any portion of the Property located within a Seismic Hazard Zone (Area of Potential Liquefaction) according to the Public Record specified below as of the PDR Date?

Yes [X] No [   ] Maps not yet released by state [   ]

Is any portion of the Property located within a Seismic Hazard Zone (Area of Potential Landslide) according to the Public Record specified below as of the PDR Date?

Yes [X] No [   ] Maps not yet released by state [   ]

Public Record: Official seismic hazard zone maps approved by the State Geologist and issued by the California Department of Conservation, California Geological Survey pursuant to California Public Resources Code §2696.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

SCHEDULE B
SUMMARY OR ADDITIONAL DISCLOSURES

B-l.       Mello-Roos C.F.D. Act of 1982 & Improvement Bond Act of 1915 Assessments

Is the Property (1) located within one or more Mello-Roos Community Facilities District(s) as defined in California Government Code §53311 et seq. according to the Public Record specified below as of the PDR Date and/or (2) subject to one or more fixed lien assessment(s) collected in installments to secure bonds issued pursuant to the Improvement Bond Act of 1915 as set forth in California Streets and Highways Code §8500 et seq. according to the Public Record specified below as of the PDR Date?

[   ] YES, the Property IS subject to one or more of the specified special assessments.

[X] NO, the Property IS NOT subject to the specified special assessments.

Public Record: Latest equalized assessment roll for real property taxes for the Property (“Assessment Roll”).

IMPORTANT NOTE ON CURRENT AND FUTURE ASSESSMENTS

     The following information is provided to facilitate a good faith effort to obtain information for the required disclosures. Company has made a good faith effort to obtain information from available Public Records; however, some local agencies have not made such Public Records available to Company. Company recommends that each party review the statutory guidelines and Public Records and obtain advice from an attorney if concerned about meeting the statutory requirements.

     The information above is derived from the Assessment Roll as of the PDR Date. Such information will NOT appear on the Assessment Roll if a district or assessment (a) is in the process of being formed as of the PDR Date, (b) has been stripped from the Assessment Roll as of the PDR Date due to delinquency, or (c) has been stripped from or zeroed out from the Assessment Roll as of the PDR Date as a result of judicial foreclosure 1, or an exemption granted to the current property owner. For more information, please review a current preliminary title report or title commitment for the Property for possible additional assessment information that has been recorded in the official records of the county where the Property is located. Buyer should ask the Seller if he/she has received any notices of intent or has any information regarding the formation of assessment districts or other assessments which may affect the property.

1 As used herein, the term “foreclosure” refers to foreclosure due to delinquent assessment liens or delinquent ad valorem property taxes.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

STATUTORY DISCLOSURE OBLIGATIONS

     California Civil Code §I 102.6(b) requires that a seller make a good faith effort to obtain a disclosure notice (“Notice of Special Tax”) concerning any special tax from the applicable local agency and to deliver such Notice to the buyer. To promote compliance, California Government Code §53340.2 and §53754 set forth a statutory form for this Notice and provide that the legislative body levying the special tax shall designate an office, department, or bureau of the local agency which shall set procedures to promptly respond to inquiries regarding current and future estimated tax liability. This Notice shall be furnished to an individual or an owner of property subject to a special tax levied by the local agency within five (5) working days of receiving a request for such Notice. The local agency may charge a reasonable fee for this service not to exceed ten dollars ($10.00). After a seller receives said Notice from the agency, said Notice must be provided to the buyer. THE COMPANY DOES NOT OBTAIN SUCH NOTICE AS A PART OF THIS PDR.

     MELLO-ROOS C.F.D. ACT OF 1982 & THE IMPROVEMENT BOND ACT OF 1915

     California Civil Code § 1102.6(b) requires a Seller of real property to make a good faith effort to obtain and to deliver to the Buyer a “Notice of Special Tax” from each local agency which levies a special tax pursuant to:

     The Mello-Roos Community Facilities Act of 1982 authorizes the establishment of Mello-Roos Community Facilities District(s) (“CFD”), a special taxing authority allowing certain local governmental entities to finance certain designated public services and capital facilities including, but not limited to, police and fire protection services, ambulance and paramedic services, elementary and secondary schools, libraries, cultural facilities, and museums. This special tax is a lien on the property. For more details, please consult California Government Code §53311 et seq.

     The Improvement Bond Act of 1915 authorizes the legislative body of any city to issue special bonds to pay the cost of any work or improvement in any of the streets, avenues, lanes, alleys, courts, places, or public ways of the city, or in, over, or through any property or rights-of-way owned by the city authorized by the Improvement Act of 1911 (Division 7 (commencing with §5000)), or by the Municipal Improvement Act of 1913 (Division 12 (commencing with §10000)), or to pay the cost of any other work or improvement charged and assessed upon real property pursuant to any other law. For more details, please consult Caifonia Streets and Highways Code §8500 et seq.

B-2.         Former Ordnance Locations (California Civil Code §1102.15)

As of the PDR Date, are there any Former Ordnance Locations within one (1) mile Radius of the Property according to the Public Record specified below?

[X]	NO, the Property IS NOT located within a one (1) mile Radius of a Former Ordnance Location according to the Public Record.

[ ]	YES, the Property IS located within a one (1) mile Radius of Former Ordnance Location according to the Public Record as follows:

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

Public Record: “DERP-FUDS Projects in California” Reports, Project Information Retrieval System, United States Army Corps of Engineers (“USACE”) (http://pirs.mvr.usace.armv.mil/) supplemented by “OE Project Fact Sheets - California,” USACE Engineering and Support Center, Huntsville, AL (www.hnd.usace.army.mil/oew/factsbts/states/cafact)

SCHEDULE B-2 DEFINITIONS AND REPORTING STANDARDS

This Schedule uses the following definitions in addition to those specified in Section 1 of the “Terms, Conditions and Limitations on Liability”:

TERM	DEFINITION

Boundary -Approximate	The boundary of the specified Former Ordnance Location is an approximation only. Location map(s) and legal description(s) in the Public Record is not of adequate scale or clarity to define a distinct geographic boundary.

Boundary -Defined	The boundary of the specified Former Ordnance Location set forth in the location map(s) or legal description(s) in the Public Record is of adequate scale or clarity to define a distinct geographic boundary.

Former Ordnance Locations	Former state or federal ordnance locations which have been identified by an agency or instrumentality of the federal or state government as an area once used for military training purposes which may contain potentially explosive munitions.

Radius	A distance of one (1) mile in any direction using the Property as the origin.
NOTE: The Property is mapped as a geocoded point based on information provided to the Company. Former Ordnance Locations are mapped as polygons as represented in size, shape, and position in the Public Record. The Boundary of a Former Ordnance Locations is factored into the calculation of the Radius; however, the physical boundary of the Property is not.

     This Schedule uses the following Reporting Standards in addition to those specified in Section 6 of the “Terms, Conditions and Limitations on Liability”;

•	The following information is NOT disclosed in this Schedule:

o	Former Ordnance Locations listed in inventories of other states or located in other states.

o	Properties currently operated or managed by the Department of Defense (including Base Realignment and Closure projects, unless specifically identified as eligible for investigation within the Public Record).

•	If the Public Record has identified potential or confirmed ordnance presence on any portion of a Former Ordnance Location, the entire site is so designated for purpose of disclosure in this Schedule.

•	Former Ordnance Locations consisting of multiple geographic locations are treated as a single site in this Schedule.

•	Former Ordnance Locations only include locations which were previously utilized for military training purposes; however, the Public Record includes sites used for other purposes.

•	Privately operated sites such as gun ranges are not included in this Schedule.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

STATUTORY DISCLOSURE OBLIGATIONS AND DATA SOURCE

     California Civil Code §1102.15 requires the seller of residential real property who has actual knowledge of any Former Ordnance Locations within the “neighborhood area” (which is defined as being within one (1) mile of the residential real property) to give written notice of that knowledge to buyer as soon as practicable before transfer of title.

     The Formerly Utilized Defense Sites program was established to coordinate environmental cleanup of properties formerly controlled by the Department of Defense. In 1985, USACE assumed program management responsibilities. One of the goals of risk assessment is to detect the potential or confirmed presence of unexploded ordnance. At least a portion of project sites identified in the Public Record have been determined to have potential and/or confirmed ordnance presence subject to this risk assessment. Some of these project sites may be subject to further investigative and clean-up action. For more information about a particular project, please contact the Los Angeles or Sacramento office of the United States Army Corps of Engineers.

B-3.	Airport Locations (California Civil Code §1102.17)

As of the PDR Date, are there any Airports identified in the specified Public Record located within a five (5) mile Radius of the Property?

[X]	NO, an Airport IS NOT located within a five (5) mile Radius of the Property.

[ ]	YES, the following Airport(s) IS located within a five (5) mile Radius of the Property:

Public Record: “Sectional Aeronautical Charts” published by the United States Department of Transportation, Federal Aviation Administration, National Aeronautical Charting Office.

SCHEDULE B-3 DEFINITIONS AND REPORTING STANDARDS

     This Schedule uses the following definitions in addition to those specified in Section 1 of the “Perms, Conditions and Limitations on Liability”:

TERM	DEFINITION

Airport	Defined in the specified Public Record as (1) “Hard-surfaced runways 1500 ft. to 8069 ft. in length”; (2) “Hard surfaced runways greater than 8069 ft. in length or some multiple runways less than 8069 ft. in length”; or (3) “Open dot within hard-surfaced runway configuration indicates approximate VOR, VOR-DME, or VORTAC location.” The location of an Airport is based on a polygon, the position of which is based on the approximate location of that Airport’s runway(s), not upon the physical property boundary of that Airport.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

TERM	DEFINITION

Radius	A distance of five (5) miles in any direction using the Property as the origin. NOTE: The Property is mapped as a geocoded point based on information provided to the Company. Airports are mapped as polygons as represented in size, shape, and position in the Public Record. The physical property boundary of neither any Airport nor the Property is factored into the calculation of the Radius.

     This Schedule uses the following Reporting Standards in addition to those specified in Section 6 of the “Terms, Conditions and Limitations on Liability”:

•	The following information is NOT disclosed in this Schedule: o Airports located outside California.

•	Airports defined in the Public Record as “Other than hard-surfaced runways” (which may include dirt landing strips or roads).

•	Airports identified in the Public Record as “Abandoned - paved having landmark value, 3000 ft. or greater.”

•	Standard instrument departure routes, standard terminal arrival routes, or airways which may be located within the Radius.

STATUTORY DISCLOSURE REQUIREMENTS

     California Civil Code § 1102.17 requires the seller of residential real property who has “actual knowledge” that the property “is affected by or zoned to allow an industrial use described in §73la of the Code of Civil Procedure” to give written notice of that knowledge as soon as practicable before transfer of title. California Code of Civil Procedure §731 (a) states:

“Whenever any city, city and county, or county shall have established zones or districts under authority of law wherein certain manufacturing or commercial or airport uses are expressly permitted, except in an action to abate a public nuisance brought in the name of the people of the State of California, no person or persons, firm or corporation shall be enjoined or restrained by the injunctive process from the reasonable and necessary operation in any such industrial or commercial zone or airport of any use expressly permitted therein, nor shall such use be deemed a nuisance without evidence of the employment of unnecessary and injurious methods of operation. Nothing in this act shall be deemed to apply to the regulation and working hours of canneries, fertilizing plants, refineries and other similar establishments whose operation produce offensive odors.“departments serving jurisdictions of 200,000 or more and many other local law enforcement authorities maintain for public access a data base of the locations of persons required to register pursuant to paragraph (1) of subdivision (a) of Section 290.4 of the Penal Code. The data base is updated on a quarterly basis and a source of information about the presence of these individuals in any neighborhood. The Department of Justice also maintains a Sex Offender Identification Line through which inquiries about individuals may be made. This is a “900” telephone service. Callers must have specific information about individuals they are checking. Information regarding neighborhoods is not available through the “900” telephone service.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

Additional Information: Megan’s Law does not require that the seller or seller’s agent to investigate or review the data base. However, this Notice does not exempt a seller or seller’s agent from complying with California Civil Code Sections 1102 and 2079 which require disclosure of any fact materially affecting the value and desirability of the Property.

     For more information regarding Megan’s Law, please visit the California Office of the Attorney General, Department of Justice website at: http://caag.state.ca.us/megan/index.htm.

INFORMATION ON NATURAL HAZARD DISCLOSURE

The following information is a summary of the most basic aspects of natural hazard disclosure requirements as set forth by the Residential Natural Hazard Disclosure Law. Please note that a property owner and his/her agent may still be subject to additional disclosures required by other State laws or county, city, or local ordinances.

Residential Natural Hazard Disclosure Law

     The Residential Natural Hazard Disclosure Law (California Civil Code §1103 et seq.) requires the location of residential real property (defined as property containing 1-4 family dwelling units) in relation to six (6) natural hazard zones/areas be disclosed to a “transferee” of such property. A “transferee” is anyone acquiring an interest in residential real property whether by sale, exchange, installment land contract, lease with option to purchase, option to purchase, or ground lease coupled with the improvements. Certain specific types of transactions set forth in Civil Code § 1103.1 are exempt, such as transfers ordered by a probate court, etc. Other than the excluded transactions, the specified disclosures are mandatory and can not be waived. Any such waiver is void as against public policy. The disclosures are to be made on the statutory form which is to be executed by the parties and agents.

     The Residential Natural Hazard Disclosure Law states that the required disclosures under this particular statute do not limit or abridge any obligation for disclosure created by any other provision of law or that may exist in order to avoid fraud, misrepresentation, or deceit in the transfer transaction and shall not change the duty of a real estate-broker or salesperson pursuant to Civil Code §2079.

     Neither the transferor nor his/her agent is responsible for any error, inaccuracy, or omission of any information delivered pursuant to the law provided that such error, inaccuracy, or omission was not within their personal knowledge and was based on a report prepared by a licensed engineer, land surveyor, geologist, or expert in natural hazard discovery dealing with matters within the scope of the professional’s license or expertise. In the event that the information provided becomes inaccurate due to changes caused by governmental action, map revisions, changed information, or other act of occurrence, the inaccuracy is not a violation of the Residential Natural Hazard Disclosure Law unless the transferor or agent has actual knowledge that the information has become inaccurate.

     Any person who fails to perform any duty prescribed by any provision of the Residential Natural Hazard Disclosure Law shall be liable in the amount of actual damages suffered by the transferee.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

The Six Natural Hazard Zones/Areas

California’s Residential Natural Hazard Disclosure Law requires the transferor (if acting alone) or the transferor’s agent to disclose to a prospective transferee if any portion of residential real property is located within any one of six designated natural hazard zones according to maps issued by the appropriate governmental agency:

Code Section (§)
Natural Hazard		Defining the Zone/Area

1.	SPECIAL FLOOD HAZARD AREA	California Government Code §8589.3

2.	AREA OF POTENTIAL FLOODING	California Government Code §8589.4/.5

3.	VERY HIGH FIRE HAZARD SEVERITY ZONE	California Government Code §51178

4.	WILDLAND -STATE RESPONSIBILITY AREA	California Public Resources Code §4125

5.	EARTHQUAKE FAULT ZONE	California Public Resources Code §2622

6.	SEISMIC HAZARD ZONE	California Public Resources Code §2696

     For more detailed information regarding these zones/areas, please see the section below entitled “The Six Natural Hazard Areas/Zones.”

Statutory Disclosure Form(s)

The Residential Natural Hazard Disclosure Law specifies the required disclosures are to be made pursuant to a specific form set forth in Civil Code §1103.2(a). This form is commonly referred to the “Natural Hazard Disclosure Statement.” This form is to be completed and executed by the property transferor, the transferee, and their respective agents. Another statutory form, “Local Option Real Estate Transfer Disclosure Statement,” should be completed and executed by the same parties with respect to certain disclosures if and when mandated by local ordinance.

For more information, copies of applicable statutes may be obtained at your local law library or on the Internet at http://www.leginfo.ca.gov/calaw.html.

THE SIX NATURAL HAZARD AREAS/ZONES

Special Flood Hazard Area (California Government Code §8589.3; 42 U.S.C. §4001 etseq.)

     Federal law requires the Federal Emergency Management Agency (“FEMA”) to compile Flood Insurance Rate Maps (“FIRM”) identifying areas of potential flooding from natural sources. Property located with a special flood hazard area (“SFHA”), designated as any Zone “A” or “V” on such maps, is subject to a one percent (1%) or greater chance of complete or partial flooding in any given year. FEMA defines this type of flood as the “base flood” which is more commonly known as a “100 year flood.” A 100 year flood has a 26% chance of occurring during any 30 year period.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

•	Civil Code § 1103.2(c) states that a transferor or transferor’s agent MAY mark “No” on the SFHA component of the NHDS if FEMA has issued a Letter of Map Amendment (“LOMA”)confirming that the property is no longer within a SFHA, even if the FIRM has not yet been updated. Seller must attach a copy of the LOMA to the NHDS.

•	Civil Code § 1103.2(d) states that a transferor or transferor’s agent MUST mark “Yes” on the SFHA component of the NHDS if FEMA has issued a Letter of Map Revision (“LOMR”) confirming that the property is within a SFHA and the location of the LOMR has been posted by appropriate local agencies, even if the FIRM has not yet been updated. Seller must attach a copy of the LOMR to the NHDS.

•	Federal law (42 United States Code 4001 et seq.) requires lienholders of structures determined to be within a SFHA have adequate flood insurance coverage in place from either (1) the National Flood Insurance Program (“NFIP”) which is administered by the Federal Insurance Administration (“FIA”), or (2) any licensed property/casualty insurance agent or any private insurance company that are writing flood insurance agreements with the FIA. In communities that participate in the NFIP, federally insured or regulated lenders require flood insurance for mortgages and other loans secured by structures located in a SFHA.

•	A parcel of property located outside a SFHA may still be subject to severe flooding. FEMA reports that 20% to 25% of all flood insurance claims come from owners of property located outside of a SFHA.

•	In both NFIP and non-participating communities, a lender has the discretion to require the purchase of flood insurance even if a property is not located within a SFHA.

•	For ways to protect a house from flooding, refer to FEMA Publication 312, “Homeowner’s Guide to Retrofitting.”

For more information, please contact FFMA or visit their official website at www.fema.Qov

Area of Potential Flooding (California Government Code §8585.4/.5)

     Local governmental agencies, utilities, and owners of a designated dam are required to prepare and submit inundation maps for review and approval by the California Office of Emergency Services (“OES”). These maps show areas of potential flooding in the event of sudden or total failure of any dam, failure of which would result in death or personal injury; however, these maps do not identify areas of potential flooding resulting from storms and other causes. The OES is required to review and approve maps that have been prepared and submitted to ensure that the maps meet all requirements before providing approved copies to appropriate public safety agencies of any local jurisdiction likely to be affected so that emergency procedures can be adopted for the evacuation and control of populated areas.

•	OES has yet to review and submit approved maps for numerous dams to local authorities.

•	Dam inundation maps depict a best estimate of water flow in the event of dam failure. Projected water flow is based on a scenario in which a full reservoir completely empties itself and does not account for run-off from other sources. These maps, most of which were created in the 1970’s, do not employ newer assumptions and map-making methods.

•	A property located outside an area of potential flooding may still be subject to severe flooding from other causes.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

For more information, please contact the OES in Sacramento or visit their official website at
www.oes.ca.gov

Very High Fire Hazard Severity Zone (California Government Code §51178)

     Designated by the Director of the California Department of Forestry and Fire Protection (“CDFFP”), a Very High Fire Hazard Severity Zone (“VHFHS Zone”) is defined as real property not deemed to be a state responsibility pursuant to Public Resources Code §4125 et seq. Based on consistent statewide criteria and the severity of the fire hazard expected to prevail, VHFHS Zones are designated by fuel loading, slope, fire weather, and other factors. Designation allows identification and implementation of measures to retard the rate of spread and reduce the potential intensity of uncontrolled fires.

	•	Government Code §51179 allows a “local agency” (defined as a city, county, city and county, or district responsible for fire protection within a VHFHS Zone), at its discretion, to make changes to the VHFHS Zone boundaries that may not be reflected on maps released by the CDFFP. For more information on this provision, please contact your local agency.

•		Any person who owns, leases, controls, operates, or maintains any occupied dwelling or occupied structure in, upon, or adjoining any land that is covered with flammable material and located within a VHFHS Zone has certain statutory duties of property maintenance. Please refer to Government Code §51182 et seq. for more information.

For more information, contact your local fire protection agency, the CDFFP, or visit the official CDFFP website at www.fire.ca.gov

Wildland - State Responsibility Area (California Public Resources Code §4125 et seq.)

     The State Board of Forestry classifies all lands within the State of California based on factors such as cover, beneficial use of water from watersheds, probable damage from erosion, and fire risks and hazards to determine those areas for which the financial responsibility of fire prevention and suppression is primarily the responsibility of the State. Fire prevention and suppression in all areas which are not within a Wildland - State Responsibility Area (“WSRA”) is primarily the responsibility of the local or federal agencies, as applicable.

For property located within a WSRA, a transferor must also disclose that:

1.	there may be substantial forest fire risks and hazards;

2.	except for property located within a county which has assumed responsibility for prevention and suppression of all fires (California Public Resources Code §4129), it is NOT the state’s responsibility to provide fire protection services to any building or structure located within wildlands unless the Department has entered into a cooperative agreement with a local agency (California Public Resources Code §4142); and

3.	the property owner is subject to the imposition of fire mitigation measures which may substantially impact and limit construction and remodeling of improvements and landscaping (California Public Resources Code §4291).

WSRAs include lands which are:

•	covered wholly or in part by forests or by trees producing or capable of producing forest products.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

•	covered wholly or in part by timber, brush, undergrowth, or grass, whether of commercial value or not, which protect the soil from excessive erosion, retard runoff of water or accelerate water percolation, if such lands are sources of water which is available for irrigation or for domestic or industrial use.

•	in areas principally used or useful for range or forage purposes and are contiguous to the lands described above.

WSRAs do not include lands which are:

•	owned or controlled by the federal government or any agency of the federal government.

•	within the exterior boundaries of any city, except a city and county with a population of less than 25,000 if, at the time the city and county government is established, the county contains no municipal corporations.

•	located within the State but do not come within any of the classes specifically described as being included.

For more information, contact your local fire protection agency, contact the CDFFP, or visit the official CDFFP website at www.dre.ca.gov

Earthquake Fault Zone (California Public Resources Code §2622)

     The Alquist-Priolo Special Studies Zones Act of 1972, renamed the “Alquist-Priolo Earthquake Fault Zoning Act” in 1994 (“A-P Act”), regulates development and construction of buildings intended for human occupancy so as to mitigate hazards associated with surface fault rupture and/or fault creep. State law requires the disclosure of only active faults known to date and delineated on Earthquake Fault Zone (“EF Zone”) (also know as “Special Study Zone”) maps approved by the State Geologist. “Active” faults are classified by the State Mining and Geology Board as those having surface displacement within about the last 11,000 years. EF Zones vary in size, but average one-quarter mile in width (i.e., the “typical” zone boundaries are set back approximately 660 feet on either side of the fault trace)

•	California Public Resources Code §2624 allows cities and counties to establish policies and criteria stricter than those set by the State respecting, but not limited to, permitting, development, and mapping of EF Zones.

•	A property that lies partially or entirely within a designated EF Zone may be subject to requirements for site-specific geologic studies and mitigation before any new or additional construction may take place. If an active fault is found on a property, structures generally will not be allowed to be constructed within 50 feet of the fault trace.

•	Information on EF Zone maps is not a sufficient substitute for geologic and geotechnical site investigations.

•	The A-P Act applies to new or renewed construction and development projects, including all divisions of land as well as most structures intended for human occupancy. Certain types of structures and developments are excluded, and exemptions may be granted, but such an exclusion or exemption does not excuse or limit disclosure obligations.

For more information, contact the California Department of Conservation, California
Geological Survey in Sacrarnento, San Francisco, or Los Angeles, or visit their official website at www. consrv. ca.gov

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

Seismic Hazard Zone (California Public Resources Code §2696)

     The Seismic Hazards Mapping Act (SHM Act”) requires the State Geologist to map areas subject to seismic hazards such as strong ground shaking, liquefaction, landslides, or other ground failure or other seismic hazards caused by earthquakes. The location and severity of seismic hazards resulting from earthquakes are based on technical evidence subject to debate among specialists. An earthquake capable of causing liquefaction or triggering a landslide may not uniformly affect all areas within a Seismic Hazard Zone (“SH Zone”).

•	California Public Resources Code §2698 allows cities and counties to establish policies and criteria stricter than those set by the State respecting, but not limited to, permitting, development, and mapping of SH Zones.

•	A property that lies partially or entirely within a designated SH Zone may be subject to requirements for site-specific geologic studies and mitigation before any new or additional construction may take place.

•	Information on SH Zone maps is not a sufficient substitute for geologic and geotechnical site investigations.

•	Although property within a SH Zone should not be automatically excluded from development, a SH Zone is an area where the potential for damage from seismic hazards is great enough to make it prudent to conduct geologic investigations to identify and mitigate hazards prior to development.

For more information, contact the California Department of Conservation, California
Geological Survey in Sacramento, San Francisco, or Los Angeles, or visit their official website at www. consrv.ca.gov

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

TERMS, CONDITIONS, AND LIMITATIONS ON LIABILITY

SECTION 1. Definition of Terms

TERM	DEFINITION

Buyer	The party acquiring the interest in the Property directly from the Seller as a result of the Transaction (“Original Buyer”). The term “Buyer” shall also be deemed to include, as applicable, (a) anyone who receives the Property as a result of the death of the Original Buyer by operation of law, and (b) the trustee or successor trustee of a trust in Which the Original Buyer is the trustor/settlor to whom the Property is transferred by the Original Buyer after the Effective Date.

Company	The Company as specified (with its address) on the information Page of this PDR.

Damages Limit	The limitation on liability under this PDR as defined in Section 7 (“Limitation on Damages”) below.

Effective Date	The date on which the Transaction is consummated.

Information Page	The first page of this PDR which (a) identifies the Company; the PDR Date; and the Property; and (b) contains the name a and address of who received this PDR.

PDR	This Property Disclosure Report (“PDR”) which consists of (a) Information Page, (b) Schedule A (“Natural Hazard Disclosure Summary”), (c) Schedule B (“Summary of Additional Disclosures”), (d) “Information on Natural Hazard Disclosures,” and (e) these “Terms, Conditions, and Limitations “on Liability.

PDR Date	The date specified on the Information Page as of which the information in the PDR Summaries was obtained from the Public Records.

PDR Summaries	Schedule A (“Natural Hazard Disclosure Summary”) and Schedule B (“Summary of Additional Disclosures”), both (of which contain information about the specified Risk Elements for the Property as disclosed by the Public Records as of the PDR Date in compliance with the Reporting Standards.

Property	The real property identified on the Information Page provided either (i) a residential structure consisting of not more than four dwelling units is located on such real property, or (ii) the real property is zoned as of the PDR Date for residential use for not more than four dwelling units. The term “Property” does not include any interests beyond the lines described or referred to on the Information Page, nor any right, title, interest, estate or easement in abutting streets, alleys, or other rights of way, or water, watercourses, or waterways. The term “Property” may consist of more than one legal parcel if (1) each individual parcel is assigned an assessor’s parcel number that is identified on the Information Page or on an addendum to this PDR; (2) parcels are contiguous; and (3) parcels are transferred between the same Buyer and same Seller in the same Transaction.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

TERM	DEFINITION

Public Record(s)	The records, data, or maps specified by the applicable governmental agency and which are publicly available as of the PDR Date and specified in the PDR Summaries.

Recipient	The Seller, Buyer, and each of their respective licensed real estate agents and brokers involved in the Transaction. This term does not include any third party.

Reporting Standards	The standards set forth in Section 6 below which are used for the reporting of the Risk Elements for the Property.

Residential Natural Hazard Disclosure Law	California Civil Code § 1 103 et seq.

Risk Element	Each specified risk element disclosed by the Public Records identified in the PDR Summaries which was reported in accordance with the Reporting Standards.

Seller	The owner of the Property interest involved in the Transaction on the PDR Date.

Transaction	The transaction between the Seller and the Buyer whereby on the Effective Date the Buyer acquires an interest in the Property as a result of the sale, exchange, installment land contract, lease with option to purchase, option to purchase, or ground lease coupled with the improvements.

SECTION 2. PDR Assurances and When the PDR is Effective.

     As of the PDR Date, this PDR accurately discloses the Risk Elements in the PDR Summaries for the Property in compliance with the Reporting Standards. This PDR shall be effective as of the Effective Date provided that (1) the fee for this PDR has been paid to the Company, and (2) the Transaction was consummated within three (3) months of the PDR Date.

SECTION 3 This PDR is NOT an Insurance Policy.

     This PDR is NOT AN INSURANCE POLICY. THIS PDR IS NOT A SUBSTITUTE FOR THE BUYER OBTAINING PROPERTY & CASUALTY INSURANCE POLICIES which will provide coverage against losses incurred as a result of earthquakes, fires, flooding, environmental hazards, or any other kind of risks associated with the Property. If Recipient wishes to obtain insurance for physical risks to the Property, various forms of coverage are available from private and public sources, such as fire or environmental insurance through private insurance carriers, flood insurance through the National Flood Insurance Program, and earthquake insurance through the California Earthquake Authority.

SECTION 4. No Third-Party Reliance.

     This PDR may be relied upon only by the Recipient within the limitations specified herein. This PDR may not be relied upon by any person or entity other than Recipient without

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

the express written consent of the Company. Recipient shall not take any action that may induce a third party to rely on the information in this PDR.

SECTION 5. Other Information Within the Knowledge of the Company.

     The recipient recognizes that while it is possible the Company may have knowledge of other facts concerning the Property, the Company is under no duty or responsibility to disclose such information to the Recipient.

SECTION 6. PDR REPORTING STANDARDS.

6.1	This PDR is a Public Records Disclosure Report ONLY.

     This PDR is a Public Records disclosure report designed to assist 1 he Seller of the Property and the Sellers’ agent to comply with those disclosure requirements as specified in the Residential Natural Hazard Disclosure Law and other specified laws. This PDR (a) may not satisfy disclosure obligations under other laws applicable to the transfer of the Property, and (b) does not disclose the specific or actual condition or character of the Property.

6.2	This PDR is NOT Based Upon an Inspection of the Property.

     This PDR is NOT based upon an inspection of the Property and should not be used as a substitute for (1) appropriate inspection(s) conducted by a qualified professional, (2) geologic, geotechnical, or other reports required by governmental agencies, or (3) any other inspections or reports required by applicable laws in connection with the transfer of residential real property.

6.3	Maps Are NOT a Part of this PDR.

     Maps that may be attached to this PDR are provided as an accommodation only and are NOT a part of this PDR. The locations of zones, areas, districts, the Property, and other information depicted on any maps, are APPROXIMATIONS ONLY. Recipient should rely only upon the reporting of the Risk Elements for the Property as set forth in the PDR Summaries.

6.4	Public Records Used as the Basis for this PDR-and Disclosure as to the Property.

     This PDR was prepared based upon a review of ONLY those Public Records specifically cited in the PDR Summaries. The Company makes no representation or warranty regarding the accuracy, completeness, validity, reliability, integrity, or accessibility of any Public Records used to prepare this PDR, nor does the Company assume any responsibility for any other information provided or not provided by the Seller, third parties or the Public Records.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

6.5	The Public Records MAY Change After the PDR Date.

     From time to time the Public Records released and made publicly available by appropriate authorities are modified and, therefore, information regarding the location of the Property with respect to the Risk Element may change. The Company has no obligation to advise Recipient(s) of a change in the Public Records or to update the information in this PDR after the PDR Date. The Residential Natural Hazard Disclosure Law states that a transferor or transferor’s agent acting in compliance with California Civil Code § 1103.2 is not required to notify to a transferee if the information provided subsequently becomes inaccurate as a result of governmental action, map revision, changed information, or other act of occurrence, unless the transferor or agent has actual knowledge of the inaccuracy.

6.6	NATURAL HAZARD DISCLOSURES.

A.	“Property-Specific” versus “Structure-Specific” Reporting Standard.

     California’s Residential Natural Hazard Disclosure Law is “property-specific.” Therefore, if any portion of the Property is located within a specified natural hazard zone/area, then the entire Property is regarded as being located in that zone/area. This is different from the “structure-specific” standard for flood zone determinations under the National Flood Insurance Program which only identifies if the structure or mobile home on the Property is located within a special flood hazard area.

B.	Reporting of Risk Elements for Condominium Projects, Planned Unit Developments, and Other Properties with Common or Undivided Interests.

     Because California’s Residential Natural Hazard Disclosure Law requires disclosure if any portion of the Property is located within a specified natural hazard area/zone, “Yes” must be marked on the natural hazard disclosure statement if any portion of such a condominium project, planned unit development, or common area is located within a specified hazard area/zone, even if the primary lot comprising the Property is not directly affected by or located within the same hazard area/zone.

C.	Reporting of Risk Elements for Multiple, Parcel Transactions.

     A PDR may be issued for a Property with multiple legal parcels so long as all parcels (1) are assigned a valid assessor’s parcel number that is identified on the Information Page or on an addendum to this PDR; (2) are contiguous; and (3) are transferred between the same Buyer and same Seller in the same Transaction. Therefore, if one or more of said parcels constituting the Property is located within a specified Risk Element, then all parcels identified shall be considered to be affected by this Risk Element.

D.	Location of a Property Relative to a Specified Natural-Hazard Zone.

     The fact that the Property is located outside of a natural hazard area/zone according to the Public Records does not necessarily mean that the Property may not be subject to the effects of that natural hazard. Regardless of the Property’s location with respect to a given natural hazard area/zone, the potential risk associated with such a natural hazard should be assessed and

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

appropriate measures should be considered to minimize the impact of that natural hazard on the Property.

E.	Specific Reporting Practices regarding the Risk Element Information.

A. Special Flood Hazard Area (California Government Code §8589.3)

Federal law established the Federal Emergency Management Agency (“FEMA”) to compile Flood Insurance Rate Maps (“FIRM”) identifying areas of potential flooding from natural sources. FIRMs specify certain “zones” and are commonly used to determine requirements for flood insurance. Any type of zone “A” or “V” is classified by FEMA as a special flood hazard area (“SFHA”). Federal law mandates flood insurance if any part of the structure is located within a SFHA. However, the Residential Natural Hazard Disclosure Law mandates disclosure if any portion of the residential property is located within a SFHA. Therefore, even though a property may not be deemed to be located within a SFHA for federal flood insurance purposes, it may be within a SFHA for disclosure purposes under the Residential Natural Hazard Disclosure Law.

If the Property has been (a) excluded from the applicable FIRM due to a Letter of Map Revision (“LOMR”); or (b) included in the applicable FIRM due to a Letter of Map Amendment (“LOMA”), and the LOMR or LOMA has been provided to the Company, then this PDR will indicate the appropriate answer on Schedule A (“Natural Hazard Disclosure Summary”). Please note: The Company does not attach the LOMR or the LOMA to the statutory form. A copy of the LOMR or LOMA must be attached to the statutory disclosure form by the Seller or the Buyer must request that it be provided by the Seller.

B. Area of Potential Flooding (California Government Code §8589.5)

The California Office of Emergency Services (“OES”) provides the official maps with respect to areas of potential flooding under California Government Code §8589.4 but has yet to review and submit approved maps for numerous dams. Please note: (1) although dams may exist, if maps regarding a specific dam are not a part of the OES information, then this PDR may not reference all dams within an area of potential inundation for the Property; (2) if a map in the OES records shows areas of potential flooding, whether or not the map has been formally marked “approved” by the OES, the area is reported in this PDR as being within a potential flood area; and (3) although federal dams are not subject to state laws, the federal authorities have voluntarily provided maps or information for some dams and to the extent such information is part of the OES official records, the information on those dams is reported in this PDR.

C. Earthquake Fault Zone (California Public Resources Code §2622)

California’s Residential Natural Hazard Disclosure Law requires the disclosure of only those faults known to date that are classified as “active” by the State Geologist and delineated on Earthquake Fault Zone or Special Study Zone maps issued by the California Department of Conservation, California Geological Survey (“CGS,” formerly known as “Division of Mines and Geology”). However, such maps have only been created and approved for a portion of California. Therefore, if there is no official map for the area of the Property, the Earthquake Fault Zone element of the Schedule A (“Natural Hazard Disclosure Summary”) will be marked “No.”

D. Seismic Hazard Zone (California Public Resources Code §2696)

California’s Residential Natural Hazard Disclosure Law also requires the disclosure of seismic hazard zones identified on official seismic hazard zone maps issued by the CGS as

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

compiled by the State Geologist in compliance with California Public Resources Code §2696. These maps identify areas of potential liquefaction and areas of potential earthquake-induced landslides. Please note: (1) because official seismic hazard zone maps are currently available only for selected portions of the Bay Area and Southern California, the Seismic Hazard Zone element of the Schedule A (“Natural Hazard Disclosure Summary”) will be marked “Maps Not Available” for the Property if it is located in an area for which there is no official map; and (2) currently available official maps that include coastal communities do not identify potential areas of tsunami or seiche.

6.7	Additional Disclosures.

     Any additional disclosures contained in the Schedule B are subject to the Reporting Standards set forth in Schedule B with that specific disclosure.

SECTION 7. Limitation on Damages – PLEASE READ CAREFULLY.

     Recipient recognizes that the fee charged for this PDR is not of a magnitude or in the nature of an insurance premium and does not cover the potential liability associated with any such risks. Therefore, as part of the consideration for this PDR, each Recipient understands and agrees to the following damage limitations (“Damages Limit”):

(a) the Company’s liability to the Recipient shall only be for losses and damages suffered by that Recipient which are a direct result of any material error or omission contained in this PDR and shall be limited to the LESSER OF: (1) actual provable damages measured by diminution in the fair market value or fair rental value of the Property as of the Effective Date suffered by the Recipient as a result of such error, or (2) the fair market value or fair rental value of the Property as of Effective Date as established by the Transaction; and

(b) the Company shall not be liable for indirect, special, consequential, multiple, exemplary, or punitive damages (including but not limited to, personal injury, property damage, etc.) or other type of damage not listed and described in subparagraph (a) of this provision.

The Damages Limit shall apply to any and all claims, actions, or proceedings by Recipient(s) regardless of whether (i) this PDR contains multiple errors or omissions, (ii) the Property identified in this PDR consists of more than one parcel, and/or (iii) there is more than one Recipient. In no event shall the Company be liable for more than the Damages Limit on a cumulative basis for any and all claims made by any or all Recipients under this PDR. Each Recipient acknowledges that the Company shall have no responsibility or liability to the Recipient for any matters known to the Recipient (including errors in this PDR) and not disclosed to all other Recipients and the Company in writing prior to the Effective Date. The Company’s obligations under this PDR shall not be affected or reduced as to the Recipient who has no knowledge of any such information which is not disclosed by another Recipient. The Company shall also not be liable for loss or damages (a) incurred by reason of the delay Recipient to file a claim to the extent that such delay prejudices the right of the Company or increases the amount of damages; and (b) voluntarily assumed by the Recipient in settling any claim or suit without the prior written consent of the Company. The Company shall be

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

subrogated to any and all rights that the Recipient may have against any other person or entity (including any other Recipient) and such Recipient shall be obligated to cooperate with the Company in pursuing such rights.

SECTION 8. No Duty to Defend Recipient.

     In the event of any omission or inaccuracy in this PDR, the Company shall have NO DUTY TO DEFEND RECIPIENT or pay any costs or expenses incurred by a Recipient in defense of a claim by reason of any omission or inaccuracy in this PDR. Each Recipient acknowledges that Company has no obligation to defend Recipient based upon California Civil Code §2778 or any other law. The Company shall not be responsible or otherwise liable for any attorneys’ fees, expenses, and costs incurred in connection with any lawsuit, action, or proceeding based upon this PDR or a Recipient’s failure to comply with any state or federal disclosure requirements.

SECTION 9. Claims and Notices to the Company.

     All claims and notices shall be sent by Recipient as soon as practicable to the Company, Attn.: Legal Department. All claims must be initiated in a timely and efficient manner but, in no event, more than six (6) months after the discovery by the Recipient of the alleged error, claim, breach, or omission. Failure to make such claim within this period constitutes an absolute bar to the institution of any proceeding. claim, or action against the Company.

SECTION 10. Arbitration.

     Unless prohibited by applicable law, either the Company or the Recipient may require the other party to submit to binding arbitration pursuant to the commercial arbitration rules of the American Arbitration Association. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Recipient arising out of or relating to this PDR or arising from any service of the Company performed in connection with its issuance of this PDR. Arbitration shall be governed by the commercial arbitration rules in effect on the date the demand for arbitration is made and the parties shall be entitled to discovery as permitted by applicable law. Arbitration shall be binding. In no event shall the arbitration award (a) exceed the Damages Limit (defined in Section 7 above), or (b) include attorneys’ fees. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. California law shall apply to an arbitration under this PDR. Under no circumstances shall the parties’ arbitration rights constitute a waiver of, or diminish in any way, the Damages Limit

END OF “TERMS, CONDITIONS, AND LIMITATIONS ON LIABILITY.”
END OF PDR.

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

NATURAL HAZARD DISCLOSURE STATEMENT

This statement applies to the following property:

Property Address:	SEE ADDENDUM, BREA CA 92821
APN Number:	SEE ADDENDUM

The transferor and his or her agent(s) disclose the following information with the knowledge that even though this is not a warranty, prospective transferees may rely on this information in deciding whether and on what terms to purchase the subject property. Transferor hereby authorizes any agent(s) representing any principal(s) in this action to provide a copy of this statement to any person or entity in connection with any actual or anticipated sale of the property. The following are representations made by the transferor and his or her agent(s) based on their knowledge and maps drawn by the state and federal governments. This information is a disclosure and is not intended to be part of any contract between the transferee and the transferor. THIS REAL PROPERTY LIES WITHIN THE FOLLOWING HAZARDOUS AREA(S):

A SPECIAL FLOOD HAZARD AREA (Any type Zone “A” or “V”) designated by the Federal Emergency Management Agency.

Yes[   ] No [X] Do not know and information not available from local jurisdiction

AN AREA OF POTENTIAL FLOODING shown on a dam failure inundation map pursuant to Section 8589.5 of the Government Code.

Yes[  ] No [X] Do not know and information not available from local jurisdiction

A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to Section 51178 or 51179 of the Government Code. The owner of this property is subject to the maintenance requirements of Section 51 182 of the Government Code.

Yes[   ] No [X]

A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISKS AND HAZARDS pursuant to Section 4125 of the Public Resources Code. The owner of this property is subject to the maintenance requirements of Section 4291 of the Public Resources Code. Additionally, it is not the state’s responsibility to provide fire protection services to any building or structure located within the wildlands unless the Department of Forestry and Fire Protection has entered into a cooperative agreement with a local agency for those purposes pursuant to Section 4142 of the Public Resources Code.

Yes [X] No[   ]

AN EARTHQUAKE FAULT ZONE pursuant to Section 2622 of the Public Resources Code.

Yes [X] No [   ]

Exhibit E

Property Address: SEE ADDENDUM BREA CA 92821

A SEISMIC HAZARD ZONE pursuant to Section 2696 of the Public Resources Code.

Yes [X] (Landslide Zone) Yes [X] (Liquefaction Zone)

No [   ] Maps not yet released by state

THESE HAZARDS MAY LIMIT YOUR ABILITY TO DEVELOP THE REAL PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. TRANSFEREE(S) AND TRANSFERORS(S) MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY.

“The representations made in this Natural Hazard Disclosure Statement and the report are based upon information provided by a third party report as a substituted disclosure pursuant to California’s Civil Code Section 1103.4. Neither the transferor nor the transferor’s agent has (1) independently verified the information contained in this form and report, or (2) is personally aware of any inaccuracies in the information contained on the form.”

Transferor represents that the information herein is true and correct to the best of the transferor’s knowledge as of the date signed by the transferor.

Signature of Transferor	Date

Agent represents that the information herein is true and correct to the best of the agent’s knowledge as of the date signed by the agent. Agent hereby represents that he or she has received a copy of the Property Disclosure Report (PDR No. 02PDS1669/Control No. 318379) issued by the Company.

Signature of Agent	Date

Signature of Agent	Date

Transferee represents that he or she has read and understands this document and has received a copy of the Property Disclosure Report (PDR No. 02PDS 1669/Control No. 318379) issued by the Company.

Signature of Transferee	Date

Based on Public Record data as of the PDR Date: Monday, July 29, 2002

Escrow No: 2252674

Exhibit E

EXHIBIT “Fl”

List of Excluded Interests

          SPECIFICALLY EXCEPTED AND RESERVED from this Transaction are the following described interests (hereinafter referred to as, the “Excluded Interests”):

          (a) Any of Seller’s economic analyses, pricing forecasts, legal opinions or analyses, or information considered by Seller as confidential or protected by “Attorney-Client Privilege”;

          (b) All rights and claims arising, occurring, or existing in favor of Seller prior to the Effective Date including, but not limited to, any and all contract rights, adjustments, mispayments, erroneous payments, personal injury, property damage, royalty or other rights and claims of any nature in favor of Seller relating to any time period prior to the Effective Date;

          (c) All corporate, financial, and tax records of Seller; however, Buyer shall be entitled to receive copies of any financial and tax records which directly relate to the Property Interests, or which are necessary for Buyer’s ownership, administration, or operation of the Property Interests;

          (d) All rights, titles, claims and interests of Seller related to the Property Interests for all periods prior to the Effective Date, subject to Section 3.2.4 in the Agreement and to any other contrary provisions of the Agreement: (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards;

          (e) All hydrocarbons produced from or attributable to the Property Interests with respect to all periods prior to the Effective Date together with all proceeds from or of such hydrocarbons;

          (f) Claims of Seller for refund of or loss carry forwards with respect to (i) production, windfall profit, severance, ad valorem or any other taxes attributable to the Property Interests for any period prior to the Effective Date, and (ii) income or franchise taxes attributable to the Property Interests for any period prior to the Effective Date;

          (g) All amounts due or payable to Seller as adjustments or refunds under any contracts or agreements affecting the Property Interests for all periods prior to the Effective Date;

          (h) All amounts due or payable to Seller as adjustments to insurance premiums related to the Property Interests for all periods prior to the Effective Date;

          (i) Subject to the terms of the Agreement, all monies, proceeds, benefits, receipts, credits, income or revenues (and any security or other deposits made) attributable to the Property Interests prior to the Effective Date;

          (j) All of Seller’s patents, trade secrets, copyrights, names, marks and logos;

1

          (k) All of Seller’Emission Reduction Credits, as defined in the California Health and Safety Code, except as to those credits that apply to the Property Interests;

          (l) All of Seller’s right, title and interest in and to that Federal Communications Commission license having a Call Sign of KMG618, said license having an expiration date of March 8,  2005.

          (m) Any portion of the Property Interests which Seller is prohibited or restricted in whole or in part, by any statute, law, ordinance, rule, regulation, order or notice of any Governmental Agency or by any contractual arrangement or agreement, from transferring, selling or conveying; and

          (n) Any and all of Seller’s equipment presently being stored on the Land or otherwise within the Brea Olinda field that relates to Seller’s offshore operations.

          (o) All well samples and cores located in the buildings within Parcel 3 described on Exhibit A-l to the Agreement, and all those buildings located within Parcel 3.

          (p) Real Estate and Surface Related Interests:

               1. The Commercial Lease and Agreement between Nuevo Energy Company, as Lessor, and Brea Green Recycling, Inc., as Lessee, dated February 1, 1997.

               2. The Letter Agreement between Haynes Apiaries and Union Oil Company of California dated December 29, 1992, as amended.

               3. The Easement Agreement for Storm Drain Improvement between Nuevo Energy Company and Brea Olinda Venture L. L. C. dated November 3, 2000.

               4. Letter Agreements dated March 19, 2001 and October 1, 2002, by and between Deborah Linn Associates and Nuevo.

               5. Contract dated February 8, 2001, by and between Culbertson, Adams & Associates and Nuevo, as amended by letter dated July 16, 2002.

               6. Proposal dated June 18, 2002, from Earth Consultants International to Nuevo.

               7. Professional Service Agreement dated April 17, 2001, by and between The Keith Companies, Inc. and Nuevo.

               8. Professional Services Agreement dated June 15, 1998, by and between QST Environmental, Inc. and Nuevo, as amended February 27, 2002.

          (q) Additional Easements:

               1. Stearns Rancho Company to UNOCAL dated December 14, 1896, recorded on July 10, 1897 as Doc. # 30/11..

2

                2. Stearns Ranchos Company to Pacific Coast Oil Company dated May 12, 1902, recorded on June 25, 1902 as Doc. # 75/254.

               3. UNOCAL to Brea Chemical, Inc. dated June 7, 1957, recorded June 10, 1957 as Doc. # 3936/324.

               4. Collier Carbon and Chemical Corp. to UNOCAL dated October 16, 1958, recorded November 3, 1958 as Doc. # 4470/10.

               5. UNOCAL to UNOCAL California Pipeline Co. dated September 25, 1995, recorded December 19, 1995 as Doc. # 19950565134.

               6. Nuevo to UNOCAL dated May 7, 1996, recorded May 21, 1996 as Doc. #19960254739.

               7. Brea Canon Oil Company to General Petroleum Corporation dated May 1921.

3

Exhibit “F2”

Retained Obligations Under Hover Agreement

The following obligations found in Exhibit “G2” to the Purchase and Sale Agreement dated September 28, 2001, by and between Seller and Hover development Company, Inc. (assigned to Brea Walden, LLC):

I.	Well Abandonment Plan (“WAP”).

II.	Remedial Action Plan (“RAP”).

III.	Corridor Easement, Street Easement, Drainage Easement and other Non-Exclusive Easements (includes dismantling two (2) water tanks and relocation on a temporary basis one (1) water tank at the East Naranjal Tank Farm.

The following obligations found in the Agreement Between Adjacent Landowners dated October 9, 2001, by and between Seller and Brea Walden, LLC:

I.	Grant of Slope Easements

II.	Grant of Retention Basin Easements (includes possible relocation of oil field pipelines in Section 2.7 at Hover’s expense up to $25,000).

III.	Spoils Export Easement (includes possible relocation of oil field pipelines in Section 3.4 at Hover’s expense up to $50,000).

COUNTY OF ORANGE HEALTH CARE AGENCY REGULATORY HEALTH SERVICES ENVIRONMENTAL HEALTH	JULIETTE A. POULSON, RN, MN
DIRECTOR

MIKE SPURGEON
DEPUTY AGENCY DIRECTOR
REGULATORY HEALTH SERVICES

STEVEN K. WONG, REHS, MPH
DIRECTOR
ENVIRONMENTAL HEALTH

MAILING ADDRESS:
2009 EAST EDINGER AVENUE
SANTA ANA, CA 92705-4720

TELEPHONE: (714) 667-3800
FAX: (714) 972-0749
E-MAIL enviranhealth@hca.co.orange.ca.u»

February 3, 2004

David Leach
Nuevo Energy Company
1021 Main Street, Suite 2100
Houston, TX 77002

Subject:	Completion of Remedial Excavations

Re:	Nuevo Energy Stearns Property
Sump 36B, Pipeyard Area and Drainage 5
2601 Lambert Road
Brea, CA 92821
OCHCA Case #99IC46

Dear Mr. Leach:

This letter confirms the completion of remedial excavations at the above-referenced locations. With the provision that the information provided to this Agency was accurate and representative of existing conditions, it is the position of this office that no further remedial action is required for the three above-referenced sites at this time.

This confirmation of completion is limited in scope. It is limited to site conditions made known to this Agency under the above-referenced case number. It is based on an evaluation of the health threat presented by the inhalation, ingestion, or dermal absorption of the residual contaminants.

It is this Agency’s understanding that the excavated soils from Sump 36B and Drainage 5 stockpiled on nearby locations within the Stearns property are to be appropriately disposed of in accordance with the approved remedial action plan and with the express approval of the Santa Ana Regional Water Quality Control Board. Final site closure will be considered upon demonstration of the successful completion of this final phase of site remediation.

Please be advised that this letter does not relieve you of any liability under the California Health and Safety Code or Water Code for past, present or future operations at the site. Nor does it relieve you of the responsibility to clean up existing, additional or previously unidentified conditions at the site, which cause or threaten to cause pollution or nuisance or otherwise pose a

David Leach
February 3, 2004

threat to water quality or public health. It is the property owner’s responsibility to notify this Agency of any changes in future contamination findings.

If you have any questions regarding this matter, please contact the undersigned at (714) 667-3717.

Sincerely,

-s- Luis Lodrigueza
Luis Lodrigueza
Hazardous Waste Specialist
Hazardous Materials Mitigation Section
Environmental Health Division

LL:

cc:	Ann Sturdivant, Santa Ana Regional Water Quality Control Board Anthony Marino, Tetra Tech, Incorporated

IC: NuevoStearns:36B.pipeyard.drainage5\lal

EXHIBIT “F3”

RETAINED OBLIGATIONS

The following EIR Remediation (defined in Section 2.1.1.2 of Exhibit“ I”) obligations:

•	Drainage Area 5

•	Sump 36B

•	Sump 211

•	Dump Area 154

•	East Naranjal Tank Farm – However, should the East Naranjal Tank Farm not be demolished within ten (10) years, this provision shall not apply as to the East Naranjal Tank Farm.

EXHIBIT G

List of Rights of Way and Contracts

Exhibit G

Rights of Way and Contracts

     Easements, Licenses, Rights-of-Way, etc.

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s

51956.28	Agreement		7/13/53 42131/15 OR	Louise A. Weisel, et al.

51956.28A	Amendment		7/11/79 79-759179 DOC	Mary Weisel Newton, et al.

51956.51	ROW		5/18/64 M1523/9 Torrens	J. B. Hickey, et al.

52024.224	License		8/11/69	Southern California Edison

502	ROW	2/22/08	39795	Industrial Oil CO	5	601

52538	License	11/9/23	11/10/27 UNREC	Associated Oil	21

	ROW	4/8/63	4/19/63 6515/482	Pacific Lighting Gas Supply Co.	7	N/A (31.7)

	ROW	2/13/65	2/23/65 7422/249	Pacific Lighting Gas Supply Co.	8	317

5254	ROW		5/17/2001 58/365 Deeds	Brea Canon Oil CO.	22	602

5254A	ROW		4/28/1930 382/44 OR	Brea Canon Oil CO.	23	602

52589	ROW		11/10/1927 104/65 OR	Gaston A Bastanchury	30

52854	ROW		7/12/1928 172/314 OR	Crown of the Valley Oil Company	34	609

52885	Consent	4/7/25	4/7/25	Shell Oil CO.	35	610

52885.1	License	7/10/51	7/11/55 UNREC	Shell Oil CO.	36	610

52956	ROW		2/13/1929 243/294 OR	Crown of the Valley Oil Company	40	611

52956.1	ROW		4/13/1988 3030/34 OR	Crown of the Valley Oil Company	41	611

52956.2	Consent	7/10/51	7/10/51	Shell Oil CO	42	611

52980	License	4/7/25	4/8/1929 UNREC	W B Scott Investment Company	43	612

52980.1	ROW		4/28/1955 3047/183 OR	W B Scott Investment Company	44	612

Exhibit G

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s

52980.2	Consent	7/10/51	7/11/1955 UNREC	Shell Oil CO.	45	612

53486	ROW		3/16/32 547/78 OR	Bernard Arroues, Et ux	46

5363	ROW		1/7/1900 49/49 Deeds	Stearns Ranchos Co	47

53641.101	Permit	10/18/61	22572	Pacific Telephone & Telegraph Company	48	613

53641.113	Permit	3/8/72	26366	Pacific Telephone & Telegraph Company	50	613

53755	Easement		9/27/43 1215/34 OR	Anaheim Union Water Company	52

53755.2	Mod.		6/7/49 1855/8 OR	Anaheim Union Water Company	53

53755.3	Mod.		9/23/66 8057/221 OR	Anaheim Union Water Company	54

53755.4	Easement		1/7/71 9512/924 OR	State of California	55

53755.5	Easement		11/18/71 9892/217 OR	State of California	56

53755.6	QC		5/22/72 10136/654 OR	UNOCAL	57

53755.7	ROW		9/26/72 10343/735 OR	Anaheim Union Water Company	58

53755.8	Assignment		11/29/72 10465/69 OR	Continental Mobile Housing, Inc.	59

53755.9	QC		11/1/73 10974/92 OR	UNOCAL	60

54088.31	License	12/1/62	22981	Shell Oil CO.	62	615

54186.3	Replacement ROW		9/25/72 10431/871 OR	Meredith Co. Et al	63

54261.7	ROW		11/12/70 9458/915 OR	Galy Construction Corp	64

54287	Deed		8/16/43 1200/396 OR	Everett M Reese, ET UX	66

54326.2	ROW		7/24/47 1533/390 OR	Hubert C. Ferry	67

54327.46	License		12/15/76	General Telephone Co.

54339	ROW		3/2/43 1183/525 OR	Tide Water Associated Oil Company	69

Exhibit G

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order#	#’s

54342	AGRMT	2/17/39	2/18/43 UNREC	General Petroleum	70	617

54344	Easement	4/1/39	14336	USA, Department of WAR	71

54345	ROW		3/1/43 1148/489 OR	Anaheim Union Water Company	72

54368	ROW		8/11/44 1266/313 OR	HM Bergen, ET AL	73

54480	Deed		1/5/46 283/496 OR	Everett M Reese, ET UX	74

54499	ROW		4/17/46 1424/3 OR	Brea Homes Inc.	75

54507	ROW		1/23/11 195/212 Deeds	Pacific Electric Land C	76

54605	License	8/20/43	15938	Shell Oil	77	618

54779	ROW		12/15/49 1945/23 OR	M J Jackson	78

54779.1	ROW		4/2/47 1517/196 OR	Brea Homes Inc.	79

54779.2	ROW		1/4/60 5044/483 OR	M K Rivtcel	80

54779.3	ROW		4/2/47 1517/196 OR	Brea Homes Inc.	81

54855	ROW	7/23/46	17006	Stem Realty Company	82

54855.4	License	9/21/61	22545	Stem Realty Company	83

55088	ROW		8/13/52 2369/185 OR	City of Brea	84

55156	ROW		7/3/53 42131/30 OR	W. R. Rowland Land Co.

55251	ROW		1/28/54 2659/60 OR	Continental Mausoleum Company	85

553.3	ROW		2/26/49 Unrecorded	Tide Water Associated Oil Co.

55468	ROW		2/1/1955 3261/312 OR	City of Fullerton	87

56267	License	3/29/53	3-30-57 UNREC	Tide Water Associated Oil Company	89

56365	ROW	6/21/55	20261	Roseglen Construction Inc.	90

56627	License	7/5/71	22467	Humble Oil & Refining	93	620

56671	Sales & Assign.		4/19/63 6515/482 OR	Pacific Lighting Gas Supply Co.	94	621

Exhibit G

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order#	#’s

56672	ROW		3/24/37 872/421 OR	Brea Canon Oil	95	622

56673	ROW		10/16/40 1048/369 OR	Brea Canon Oil	96	623

56674	ROW		3/4/63 6451/794 OR	Brea Canon Oil	97	624

56712	Easement		4/21/64 7012/89 OR	State of California, Dept. of Parks and Recreation

56712.1	Amendment		6/25/64 7104/498 OR	State of California, Dept. of Parks and Recreation

56726.9	Amendment of Lease		5/1/95	City of Huntington Beach

56764	License		3/19/65	Southern California Edison

56806	ROW		5/26/65 7533/988 OR	G. A. Ryness & V.K. Smith Partners

56807	ROW		3/23/65 7455/829 OR	UNOCAL	104	629

56916.1	Permit	8/10/62	8/11/66 UNREC	Orange County Flood Control District	107

57030	ROW		1/29/66 8532/241 OR	Loma Vista Memorial Park	108

57136	ROW		5/26/69 8968/184 OR	Sterling Homes	109	725

57193	ROW		1/15/70 9194/391 OR	Rancho Mesa Fullerton	110

57241	Easement		9/30/70 451/102 OR	State of California	112	630

57349.1	ROW		5/11/93 10692/660 OR	Albertson’s Inc.	113

57353	ROW		7/27/72 10290/314 OR	D V Home, ET AL	115

57354	ROW		7/20/72 10290/314 OR	A A McLern, et ux	116

57438	ROW		6/20/74 11189/1214 OR	David V. & Mary W. Homme	118

57595	ROW		3/16/77 12106/802 OR	Moreland Develop C	123

57595.1	ROW		6/8/77 12233/501 OR	Moreland Develop C	124

57633.1	ROW		7/24/78 1269/1868 OR	IPS, A General Partnshp	125

57667	ROW		12/14/79 13437/789 OR	Moreland Develop C	126

57696	ROW		10/2/75 11527/1604 OR	Kaiser Aetna	127

Exhibit G

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order#	#’s

57848	Grant of Easement		11/24/86 86/619178 OR	Fairway Associates	129

57875	AGRMT		30888	William Lyon C	131

57876.1	ROW		4/23/90 90/211415 DOC	R D Battaglia	132

57879	Encroach License	10/9/84	10/10/88 UNREC	City of Fullerton	133

57879.2	EXT. of License	6/10/89	6/11/93 UNREC	City of Fullerton	134

57981	ROW		11/2/89 80-59276 DOC	Sanitation, Inc.	136	500

58049	ROW		1/25/93 93-054367 DOC	Sanitation, Inc	137	500

61407.2	Easement		3/27/63 6483/844 OR	UNOCAL	138

61407.3	Easement		3/11/64 6958/820 OR	UNOCAL	139

62528			6/23/54 2755/502 OR	UNOCAL	140

62606			4/30/58 4263/530 OR	UNOCAL	141

63219	Easement		2/26/60 5119/488 OR	UNOCAL	142

63283.2	Easement		10/10/62 6279/75 OR	UNOCAL	143

63510.1	Easement		6/22/64 7098/211 OR	UNOCAL	144

68244.1	Easement		5/4/61 5712/97 OR	UNOCAL	146

68809	Consent		6/23/27 60/371 OR	UNOCAL	149	729

68810	Consent		6/23/27 57/412 OR	UNOCAL	150	730

68853	ROW		8/24/45 1331/351 OR	UNOCAL	151

68853.1	ROAD DEED		1/25/44 1232/308 OR	UNOCAL	152

68853.2	ROAD DEED		11/12/48 1728/222 OR	UNOCAL	153

7048.3(B)	Deed		8/18/64 7182/490 OR	UNOCAL	154

70483(C)	Deed		8/18/64 7182/484 OR	UNOCAL	155

7048.3(E)	Mod.		10/19/64 7264/496 OR	UNOCAL	156

7048.3(F)	Mod.		10/19/64 7264/500 OR	UNOCAL	157

7070.35	Deed		5/21/58 4291/396 OR	UNOCAL	159

Exhibit G

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order#	#’s

7070.44	ROW		1/17/64 6886/922 OR	UNOCAL	160

7070.45	ROW		12/31/63 6866/922 OR	UNOCAL	161

7070.55	Deed		4/23/73 10657/211 OR	UNOCAL	162

7070.57	Deed		10/31/73 10989/880 OR	UNOCAL	163
7070.63	Grant Deed		4/1/75 11368/841 OR	UNOCAL	165

7070.72	Deed		12/5/80 13861/1303 OR	UNOCAL	166

7176.19	Deed		12/28/73 11044/678 OR	UNOCAL	168

7176.2	Deed		11/15/47 1599/131 OR	UNOCAL	169

XR7390-R1	AGRMT	8/28/51	18868	Shell Oil to West Coast Refining	172	640

XR7390-R11	ROW	10/11/56	20739	Chanslor-Western to West Coast Refining	173	641

XR7390-R11	ROW	8/25/55	20326	Shell Oil C to West Coast Refining	174	642

XR7390-R20	License	7/31/51	18840	UNOCAL	177	643

XR7390-R5	License	3/27/26	9583	Pacific Electric Railway	185

	ROW		5-15-97 Document No. 19970226200	UNOCAL to NUEVO	A	666

	Deed	8/9/98	8-14-98 1998-0533265	UNOCAL to NUEVO	A	736

105919	Deed	12/20/98	2-11-99 Doc. No. 105919	CALPAC REMEDIATION CO & UNOCAL etal to NUEVO	A	737

105919	Deed	12/20/98	2-11-99 Doc. No. 105919	CALPAC REMEDIATION CO & UNOCAL etal to NUEVO	A	737

19990774980	Easement & Agreement		11/5/1 999 Doc. No. 19990774980	Unocal and Nuevo	A	402

20020255188	Easement Agree.	4/11/97	3/27/2002 -Document # 20020255188	VD/FULLERTON 91/AF X & Nuevo	A	403

Exhibit G

			Date
			Recording		Schedule 1.1 (c)	Green Map
File Number	Document Type	Dated	Information	Grantor	Order#	#’s

20020255188	Accommodation Agrmt.	11/19/96	11/20/2000-UNRECORDED	UNOCAL, VD/FULLERTON 104/AF X & Nuevo	A	403.01

20020365857	Pipe Line & Powerline Maintenance Easement Agrmt	4/11/97	5/1/02 Doc. No. 20020365857	City of Fullerton, Brietbum, VD/FULLERTON 91/AF X & Nuevo	A	403.1

57995	Amended Easement	7-20-1994	Unrecorded	Sec. of the Army to NUEVO	A	404

	Easement	1/15/51	3/15/51 2158/495	UNOCAL

	Pipeline PSA	4/8/63	4/19/63 6515/482	Pacific Lighting Gas Supply Company

	ROW	2/13/65	2/23/65 7422/249	Pacific Lighting Gas Supply Company

	Easement	8/23/88	5/9/89 89-243784	UNOCAL

Franchises

			Date
			Recording			Schedule l.l(c)		Green Map
File Number	Document Type	Dated	Information	Grantor	Brea ROW List No.	Order #		#’s

922	Franchise	03/17/1993	unrecorded	Brea City Franchise	4			600

99-0-119	Franchise	06/01/1999	unrecorded	Placentia City Franchise	4		A	700

**57976	Franchise	06/18/1999	unrecorded	Orange County	4		A	900.1

**This Franchise is partially assigned insofar and only insofar as it pertains to the “Richfield Gathering System.”

Contracts

     (1) The Crude Oil Purchase Agreement between Nuevo Energy Company and Tosco Corp., d/b/a Tosco Refining Co., dated January 1, 2000; INSOFAR AND ONLY INSOFAR AS IT APPLIES TO THE PROPERTY INTERESTS.

     (2) Electricity: The Automated Power Exchange Master Service and Participation Agreement dated June 15, 2000 by and between Automated Power Exchange, Inc. and Nuevo Energy Company;

Exhibit G

     (3) The Indenture, as amended, by and between Union Oil Company of California and Columbia Oil Producing Company dated February 26, 1901;

     (4) The Surplus Produced Water Agreement between Nuevo Energy Company and Aera Energy LLC dated December 11, 2001;

     (5) The Water Line Agreement between Union Oil Company of California and Thompson Drilling Company dated March 29, 1988, as amended;

     (6) The Royalty-Free Oil and Gas Lease between Union Oil Company of California (“Lessor) and Nuevo Energy Company (“Lessee”) dated effective October 1, 1995;

     (7) The Propane Sales: Contract dated March 1, 2002 by and between Nuevo and EOTT Energy Operating Limited Partnership.

     (8) Pipeline Easement Agreement dated September 13, 2002 by and between Union Oil of California and Nuevo Energy Company.

Gas Purchases, Gas Handling and Gas Sales Contracts

Gas Purchase, Gas Handling and Gas Sales Contracts

As of September 27, 2002, Nuevo is presently taking gas under the following three contracts:

(i)	Gas Handling and Disposal Agreement dated effective August 1, 2000 by and between Aera Energy LLC and Nuevo Energy Company.

(ii)	Gas Compression and Gathering Agreement dated effective September 1, 2000 by and between Bridgemark Corporation and Nuevo Energy Company.

(iii)	Gas Handling Agreement dated effective August 1, 1998 by and between Crimson Resource Management Corp. and Torch Energy Marketing, Inc. (note the preferential right to purchase gas at Section 6).

     The following contracts appear to be active as of September 27, 2002. However, Nuevo is not presently taking gas under these contracts.

(iv)	Gas Purchase Agreement dated effective July 1, 1989 by and between Brea Canon Oil Company and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended October 10, 1994.

(v)	Gas Purchase Agreement dated May 17, 1966 by and between T&T Oil Company and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended July 12, 1994.

Exhibit G

(vi)	Gas Handling Agreement dated effective October 1, 1998 by and between Union Oil Company of California and Torch Energy Marketing, Inc.

(vii)	Gas Handling Agreement dated effective February 1, 1994 by and between Saba Petroleum Inc. and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended October 1, 1997.

(viii)	Gas Handling Agreement and Bill of Sale dated effective December 29, 1992 by and between Plegel Oil Company and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended July 1, 1993.

(ix)	Gas Purchase Agreement dated effective August 1, 1998 by and between Texaco Producing Inc. and Union Oil of California (predecessor-in-interest to Nuevo Energy Company), as amended by letter dated July 8, 1993.

(x)	Gas Purchase Agreement dated effective August 1, 1989 by and between Santa Fe Energy Operating Partners, L.P. and Union Oil Company of California (predecessor-in-interest to Nuevo Energy Company), as amended April 20, 1994.

The following contract provides for selling gas.

(xi)	Gas Purchase Contract dated effective August 1, 1998 by and between Torch Energy Marketing, Inc. (“Seller”) and Crimson Resource Management Corp. (“Buyer”).

Miscellaneous Service Contracts: (Immediately Follows)

Exhibit G

MISCELLANEOUS SERVICE CONTRACTS

VENDOR	ADDRESS	PHONE #	ACCT.OR CUST.#	TYPE OF SERVICE
Allied Commercial Cleaning	1775 E. Lincoln Ave., #104, Anaheim, CA 92805	714-284-1178		Janitorial Service

Brea Disposal	1131 North Blue Gum St., Anaheim, CA 92815	714-238-3300	104828	Trash Service

Yosemite Waters	601 W. Valencia Dr., Fullerton, CA 92832	714-870-4022	133008	Water & Cooler Service

Ionics	7777 Industry Ave., Pico Rivera, CA 90660	562-942-2200	46516	R/O Water System Rental

Aramark	P.O. Box 5206, Santa Ana, CA 92704	714-545-4877	2903002/2903000	Mat & Rag Service

Praxair	Dept. LA 21511, Pasadena, CA 91185	800-229-4449	OA338	Cylinder Rental

Praxair	Dept. LA 2151 I.Pasadena, CA 91185	800-229-4449	CF812	Cylinder Rental

Praxair	Dept. LA 21511, Pasadena, CA 91185	800-229-4449	BV665	Cylinder Rental

Praxair	Dept. LA 21511, Pasadena, CA 91185	800-229-4449	OA341	Cylinder Rental

Scott Specialty Gases	6141 Easton Rd., Plumsteadville, PA 18949	215-766-8861	83276900	Cylinder Rental

Underground Service Alert	P.O. Box 77070, Corona, CA 92877	909-808-8100	NUEVOBRE	USA - Dig Alerts

Portosan Company	P.O. Box 6006, El Monte, CA 91734	800-638-1233	75261	Septic Rental & Disposal

Kenneth R. Starr	7701 11th St., Buena Park, Ca	714-522-6550		A/C & Refrigeration Maint.

Schumann Communications	731 South Highway 101 #1C, Solana Beach, CA 92075	858-794-0794	E87129	Answering Service

Critco Flow Measurement	P.O. Box 1639, Houston, TX 77251	713-463-7773		Gas Chart Calculations

Federl Express	P.O. Box 1140, Dept. A, Memphis, TN 38101	800-622-1147	2001-3867-8	Courier Service

Ace Pump	848-A W. Century, Santa Maria, CA 93455	805-925-7570	5500	Bailer Rental

Exhibit G

VENDOR	ADDRESS	PHONE #	ACCT. OR CUST.#	TYPE OF SERVICE
Coast To Coast	8 Vanderbilt, Irvine, Ca 92619	949-457-7300	S/N 96010212,96010215, EA621378&JE643420	Fax & Copier Service Agreements

Southwest Environments	P. O. Box 1741, Costa Mesa, CA 92628	949-642-2257	NV & RB	Gardening Service

United Parcel	P. O. Box 894820, Los Angeles, Ca 90189	800-811-1648	X97774	Courier Service

Sims Welding Supply	18903 South Main St., Gardena, CA 90248	310-327-6650	274153001	Cylinder Rental

Culligan Water	502 S. Lyon St., Santa Ana, CA 92701	800-756-6300	893425	Soft Water Service

Culligan Water	502 S. Lyon St., Santa Ana, CA 92701	800-756-6300	893420	Soft Water Service

Pitney Bowes Credit Co.	P. O. Box 856460, Louisville, TX 40285	800-572-2624	1749598	Monthly Postage Equipment Rental

Pitney Bowes Inc.	P.O. Box 856390, Louisville, TX 40285	800-331-7641	1642-0723-86-4	Softguard Rate Protection Plan

Pitney Bowes Credit Co.	P.O. Box 856390, Louisville, TX 40285	800-331-7641	1642-0723-86-4	Yearly Equip. & Maint. Services

UTILITIES

Pacific Bell	Payment Center, Van Nuys, Ca 91388	800-750-2355	714-257-1600-291-S-3182	Phone Service

Pacific Bell	Payment Center, Van Nuys, Ca 91388	800-750-2355	714-529-2118-411-S-2182	Phone Service

City of Brea	1 Civic Center Circle, Brea, CA 92821	714-990-7687	22215551	Fresh Water

Cable & Wireless	46020 Manekin Plaza, Sterling, VA 20166	800-486-8686	ECA8001224	Long Distance

Express Tel	P. 31475, Salt Lake City, UT 84131	800-748-4020	4-17123-8	Long Distance

Southern California Edison	P. O. Box 600, Rosemead, Ca 91771	800-990-7788	2-05-020-3389	Electricity

Southern California Edison	P. O. Box 600, Rosemead, Ca 91772	800-990-7789	2-20-253-3527	Electricity

Southern California Edison	P. O. Box 600, Rosemead, Ca 91773	800-990-7790	3-020-0006-69	Electricity

Exhibit G

Permits and Plans for Brea Olinda Field:

•	South Coast Air Quality Management District Facility Permit ID#109198

Facility Description Covered in Permit

Process 1: Crude Oil/Gas/Water Separation
Tonner Canyon Tank Farm
East Naranjal Tank Farm
Crude Oil/Gas/Water Separation

Process 2: Natural Gas Processing – Stearns Gas Plant
Field Compression
Compression Unit
Process Unit
Process Heating System
Refrigeration Unit
Glycol Regeneration and Stabilization
Odorant system – Sales Gas
Propane Extraction System

Process 3: Internal Combustion Engines
Process 4: Storage and Loading
Process 5: Flare System
Process 6: Vapor Recovery and Drain System
Process 7: Fugitive Emission Sources
Process 8: R219 Exempt Equipment Subject to a Source Specific Rule

Title V

•	Industrial Wastewater Discharge Permit No. 2-1-181 Permit good until December 31, 2002 at which time it needs to be renewed.

•	Spill Prevention Control and Countermeasure Plan (SPCC) for Stearns Plant.

•	Spill Prevention Control and Countermeasure Plan (SPCC) for Brea Olinda Field.

•	Business Emergency Plan and Hazardous Materials Disclosure – Brea Lease

•	Miscellaneous Pressure Vessels located in the Field and Plant Permits

•	Pending Permits for the H2S Scrubber and to move the East Naranjai Tank Farm.

Exhibit G

•	Emergency Response Plans for the following systems: East Coyote Gas Gathering Pipeline Richfield to East Coyote Gas Gathering Pipeline Sansinena Gas Gathering Pipeline

Exhibit G

EXHIBIT G-l

NON-EXCLUSIVE RIGHTS-OF-WAY AND CONTRACTS

			Date
			Recording		Schedule 1.1 ( c )	Green Map
File Number	Document Type	Dated	Information	Grantor	Order #	#’s
57534	ASSIGN BILL OF SALE	5/12/71	5/13/75 11410/1929 OR	Waste “Water Disposal Company	119	504

57862.2	Easement Agree.		8/7/89 60/368 OR	Kjaemer Imperial Associates to UNOCAL	130	507

65186	ROW	10/14/92	12/18/1996 Doc. No. 19960637286	UNOCAL to NUEVO	A	506

     (1) Agreement between adjacent Landowners dated effective as of October 9, 2001 by and between Nuevo and Brea Walden, LLC.

     (2) “Asset Purchase Agreement” dated February 16, 1996 by and among Union Oil Company of California, Union California Pipeline Company and Nuevo Energy Company, to the extent previously described in the Agreement at Section 5.32.

     (3) “Acquisition and Settlement Agreement” entered into as of July 23, 2002, by and between Union Oil Company of California and Nuevo, together with all subsequent agreements required thereunder, insofar as such Acquisition and Settlement Agreement pertains to the Property Interests.

     (4) “Acquisition Agreement” entered into July 29, 2002, by and between Union Oil Company of California and Nuevo, together with all subsequent agreements required thereunder, insofar as such Acquisition Agreement pertains to the Property Interests.

     (5) That certain “Corridor Easement” described in Item C and that certain “Street Easement” described in Item D in that certain Grant Deed dated October 3, 2001 by and between Nuevo and Brea Walden, LLC, recorded October 9, 2001 as Instrument No. 20010710856 in the Official Records of Orange County, California.

1

     (6) Waste Water Line Agreements:

Waste
Water
Co.
		File		Document
Dated	Recorded	No.	Book/Page	Number	Doc. Type	Grantor
5/1/1974	11/5/1974		11280/1845	3078	Assign & Bill of Sale	Waste Water Disposal Company

10/1/1995	4/10/1996			Recorder No. 19960175928	Deed & Bill of Sale and Assign.	Unocal

11/2/1955	3/8/1956	U-ll	3430/504	Unocal File No.61987.3- Recorder No. 35165	ROW	Unocal

4/25/1956	5/1/1956		3493/528	Unocal File No. 61987.47	Q.C. Deed	Waste Water Disposal Company

10/15/1996				Unocal File No. 65186	ROW	Unocal

8/7/1989	8/17/1989			Recorder No. 89-437991- Unocal File No. 56862.2	Easement Agreement	Kraemer Imperial Associates

4/2/1971	No	U-13		Unocal File No. 68869.3	ROW	Unocal

5/10/1928	No	U-14			ROW	West Coast Oil Co.

8/1/1978				Unocal File No. 57635 – ROW Green Map No. 633	ROW	E.H. Associates

2

EXHIBIT H

Brea - Olinda Field: Well Information

		Spud	Compl.	Status
Well	API No.	Date	Date	As of 8/8/02
STEARNS
Stearns 9	059-06952	7/24/00	7/9/01	SI
Stearns 12	059-06955	6/4/00	8/10/01	Prod
Stearns 13	059-06956	1/26/01	7/17/01	Prod
Stearns 14	059-06957	11/8/00	1/1/01	SI
Stearns 15	059-06958	1/3/01	3/8/01	SI
Stearns 18	059-06961	8/1/01	10/18/01	SI
Stearns 21	059-06964	5/22/01	7/15/01	SI
Stearns 26	059-06969	9/25/02	8/9/03	SI
Stearns 27	059-06970	4/23/03	7/10/03	SI
Stearns 28	059-06971	7/18/03	8/21/03	SI
Stearns 29	059-06972	8/16/03	10/22/03	SI
Stearns 32RD	Same	5/2/57	5/19/57	Prod
Stearns 33	059-07121	8/15/06	9/2/07	SI
Stearns 34	059-07122	9/4/06	3/2/08	Prod
Stearns 36	059-07124	7/27/14	8/22/14	SI
Stearns 37	059-07125	7/23/07	8/20/08	Prod
Stearns 38	059-07682	9/23/08	7/27/09	SI
Stearns 39	059-07683	11/5/07	5/19/09	SI
Stearns 40	059-07684	4/23/08	4/26/09	SI
Stearns 45	059-07689	1/16/09	11/1/56	SI
Stearns 46	059-07690	2/22/09	12/5/09	Prod
Stearns 50	059-07695	8/20/09	4/10/10	SI
Stearns 51	059-07696	2/9/10	4/23/12	SI
Stearns 51A	059-00931	9/4/64	9/17/64	Prod
Stearns 52	059-07697	2/25/10	2/15/13	Prod
Stearns 52A	059-00932	7/13/64	7/29/64	SI
Stearns 53	059-07698	8/15/12	1/28/14	Prod
Stearns 54	059-07699	6/17/14	12/17/15	SI
Stearns 55	059-07700	3/30/18	11/2/19	SI
Stearns 55A	059-00933	6/1/63	6/13/63	SI
Stearns 57	059-07702	11/14/21	5/11/21	SI
Stearns 58	059-07703	10/14/20	1/31/21	Prod
Stearns 59	059-07704	6/9/20	10/3/20	Prod

Exhibit H

Brea - Olinda Field: Well Information

		Spud	Compl.	Status
Well	API No.	Date	Date	As of 8/8/02
Stearns 60	059-07705	5/29/20	11/25/20	Prod
Stearns 61	059- 07706	6/16/20	2/17/21	RD
Stearns 61 RD	Same	9/7/20	9/18/20	SI
Stearns 62	059-07707	7/1/20	9/30/20	RD
Stearns 62RD	Same	6/2/48	6/26/48	SI
Stearns 63A	059-07709	3/21/49	4/16/49	Prod
Stearns 64	059-07710	12/20/20	3/9/21	Prod
Stearns 65A	059-07713	9/11/26	12/30/26	Prod
Stearns 66	059-07712	1/15/26	8/31/26	SI
Stearns 68	059-07715	4/22/26	8/29/26	SI
Stearns 69	059-07716	1/25/27	9/27/27	Prod
Stearns 71	059-07718	12/20/27	7/8/28	Prod
Stearns 72	059-06831	6/22/42	7/16/42	SI
Stearns 73	059-06832	8/8/42	8/27/42	SI
Stearns 74	059-07719	9/13/42	10/9/42	Prod
Stearns 75	059-06833	12/30/42	3/12/43	RD
Stearns 75RD	Same	10/11/93	10/23/93	Prod
Stearns 76	059-06834	1/28/43	4/24/43	SI
Stearns 77	059-06835	3/28/43	5/3/43	SI
Stearns 78	059-06836	5/30/43	6/16/43	Inject
Stearns 79	059-06837	4/4/57	4/12/57	Prod
Stearns 80	059-06838	11/25/46	12/27/46	Prod
Stearns 81	059-06839	5/31/44	6/13/46	RD
Stearns 81 RD	Same	12/10/63	12/19/63	Prod
Stearns 83	059-06841	8/21/43	9/25/43	Prod
Stearns 84	059-06842	12/23/43	NC	RD
Stearns 84RD	Same	N/A	3/18/44	SI
Stearns 85	059-06843	2/8/45	7/14/45	SI
Stearns 86	059-06844	5/26/44	7/7/44	Prod
Stearns 87	059-06845	6/23/44	9/4/46	Prod
Stearns 88	059-06846	6/11/44	9/30/46	Prod
Stearns 89	059-00044	10/4/46	10/24/46	Prod
Stearns 90	059-06847	12/5/60	12/17/60	Prod
Stearns 91	059-06848	10/28/46	11/21/46	Prod
Stearns 93				N.D.
Stearns 94				N.D.

Exhibit H

Brea - Olinda Field: Well Information

		Spud	Compl.	Status
Well	API No.	Date	Date	As of 8/8/02
Stearns 95	059-06849	1/2/47	1/12/47	SI
Stearns 96	059-06850	12/18/46	12/30/46	SI
Stearns 97	059-06855	1/15/47	1/23/47	SI
Stearns 98	059-06856	11/8/46	11/22/46	SI
Stearns 99	059-06857	7/30/47	8/17/47	Inject
Stearns 100	059-06858	10/27/47	11/23/47	Prod
Stearns 101	059-06859	3/12/48	4/9/48	Prod
Stearns 102	059-06860	7/29/48	8/27/48	SI
Stearns 103	059-07672	9/21/47	11/11/47	SI
Stearns 104	059-06861	3/23/48	4/16/48	SI
Stearns 105	059-06862	12/10/47	1/18/48	SI
Stearns 106	059-06863	2/11/48	4/3/48	Prod
Stearns 107	059-06864	4/17/48	5/21/48	SI
Stearns 108	059-06865	5/27/48	6/16/48	Prod
Stearns 109	059-06866	3/29/49	6/7/49	SI
Stearns 110	059-06867	9/10/48	10/12/48	SI
Stearns 111	059-06868	10/30/48	11/29/48	Prod
Stearns 112	059-06869	10/24/48	11/17/48	Prod
Stearns 113	059-07673	12/12/48	2/4/49	Prod
Stearns 114	059-06870	12/12/48	1/8/49	Prod
Stearns 116	059-06872	6/4/49	6/24/49	Prod
Stearns 117	059-06873	7/4/49	8/11/49	SI
Stearns 118	059-06874	4/22/51	5/19/51	Prod
Stearns 119	059-06875	2/16/52	3/20/52	Prod
Stearns 120	059-06901	7/9/51	8/5/51	Prod
Stearns 121	059-06902	9/25/51	10/19/51	Prod
Stearns 122	059-06903	10/26/51	11/10/51	Prod
Stearns 123	059-06904	11/29/51	1/10/52	Prod
Stearns 124	059-06905	3/29/52	4/27/52	SI
Stearns 125	059-06906	4/29/52	5/18/52	SI
Stearns 127	059-06908	2/15/53	3/10/53	Prod
Stearns 128	059-06909	11/14/51	11/24/51	Prod
Stearns 129	059-06876	5/2/53	5/25/53	Prod
Stearns 130	059-06877	8/9/53	9/5/53	Prod
Stearns 131	059-06878	9/9/53	9/14/53	Prod
Stearns 132	059-06879	8/26/53	9/9/53	Prod

Exhibit H

Brea - Olinda Field: Well Information

		Spud	Compl.	Status
Well	API No.	Date	Date	As of 8/8/02
Stearns 133	059-06880	2/12/54	2/20/54	Prod
Stearns 134	059-06881	1/24/54	2/11/54	Prod
Stearns 135	059-06882	9/16/53	9/26/53	Prod
Stearns 136	059-06883	3/16/54	3/25/54	Prod
Stearns 137	059-06884	2/23/54	3/11/54	Prod
Stearns 138	059-06885	3/30/54	4/28/54	SI
Stearns 139	059-06886	11/6/56	11/19/56	Prod
Stearns 140 OH	059-06887	11/26/56	NC	RD
Stearns 140RD1	Same	N/A	NC	RD
Stearns 140RD2	Same	1/10/57	1/14/57	SI
Stearns 141	059-06888	12/7/54	12/24/54	Inject
Stearns 142	059-06889	12/28/54	1/14/55	Prod
Stearns 143	059-06890	1/16/55	1/23/55	SI
Stearns 144	059-06891	10/18/56	10/31/56	Prod
Stearns 145	059-06892	2/14/57	2/23/57	SI
Stearns 146	059-06893	3/7/57	3/17/57	SI
Stearns 147	059-06894	3/23/57	3/30/57	Prod
Stearns 148	059-06895	10/6/57	10/11/57	SI
Stearns 149	059-06896	1/16/57	2/9/57	Prod
Stearns 150	059-06897	4/18/57	4/30/57	Prod
Stearns 151	059-06898	10/29/57	11/9/57	Prod
Stearns 152	059-06899	5/19/57	5/27/57	SI
Stearns 153	059-06900	6/23/57	6/30/57	Prod
Stearns 154	059-06910	6/13/57	6/20/57	Prod
Stearns 155	059-06911	5/31/57	6/12/57	Prod
Stearns 156	059-06912	7/22/57	8/1/57	Prod
Stearns 157	059-06913	7/5/57	7/17/57	SI
Stearns 158	059-06914	8/24/57	9/3/57	SI
Stearns 159	059-06915	9/8/57	9/18/57	Prod
Stearns 160	059-06916	9/20/57	10/8/57	Prod
Stearns 161	059-06917	8/6/57	8/22/57	Prod
Stearns 162 OH	059-00934	11/10/57	11/19/57	RD
Stearns 162RD	Same	9/17/64	10/1/64	SI
Stearns 163	059-06918	10/16/57	10/24/57	Prod
Stearns 164	059-06919	3/8/60	3/16/60	Prod
Stearns 165	059-06920	3/21/60	4/2/60	Prod

Exhibit H

Brea - Olinda Field: Well Information

		Spud	Compl.	Status

Well	API No.	Date	Date	As of 8/8/02
Stearns 166	059-06921	5/16/60	5/24/60	Prod
Stearns 167	059-06922	11/21/57	11/29/57	Prod
Stearns 168	059-06923	2/20/60	3/2/60	Inject
Stearns 169	059-06924	12/12/57	1/12/58	Prod
Stearns 170	059-06925	6/13/60	6/28/60	Prod
Stearns 171	059-06926	12/19/60	12/29/60	Prod
Stearns 172	059-06927	5/2/60	5/12/60	Prod
Stearns 173	059-06928	5/28/60	6/12/60	Prod
Stearns 174	059-06929	4/6/60	4/26/60	Prod
Stearns 175	059-06930	2/26/60	4/24/60	Prod
Stearns 176	059-06931	7/5/60	7/27/60	Prod
Stearns 177	059-06932	8/1/60	8/23/60	Prod
Stearns 178	059-06933	8/24/60	9/5/60	Prod
Stearns 179	059-06934	1/10/61	1/23/61	Prod
Stearns 180	059-06935	9/6/60	9/20/60	Prod
Stearns 181	059-06936	11/1/60	11/13/60	Prod
Stearns 182	059-06937	10/18/60	10/31/60	Prod
Stearns 183	059-06938	10/6/60	10/17/60	Prod
Stearns 184	059-06939	9/23/60	10/5/60	Prod
Stearns 185	059-06940	8/6/60	9/1/60	Prod
Stearns 186	059-06941	2/21/61	3/7/61	Prod
Stearns 187 OH	059-06942	3/13/61	3/24/61	N/A
Stearns 187RD	Same	3/25/61	4/5/61	SI
Stearns 188	059-06943	12/30/60	1/9/61	Prod
Stearns 189	059-06944	12/25/63	1/9/64	Prod
Stearns 190	059-06945	11/19/63	12/2/63	Prod
Stearns 191	059-06946	1/30/61	2/20/61	Prod
Stearns 192	059-06947	10/14/61	11/3/61	Prod
Stearns 193 OH	059-06948	11/14/60	12/4/60	RD
Stearns 193RD	Same	7/28/73	8/7/73	SI
Stearns 194	059-06949	4/13/61	5/6/61	Prod
Stearns 195				N.D.
Stearns 196	059-06950	1/2/62	1/15/62	Prod
Stearns 197	059-07674	3/7/64	3/15/64	SI
Stearns 198	059-07675	7/1/63	7/21/63	Prod
Stearns 199	059-07853	10/12/63	10/27/63	SI

Exhibit H

Brea - Olinda Field: Well Information

		Spud	Compl.	Status

Well	API No.	Date	Date	As of 8/8/02
Stearns 200	059-00926	12/6/63	12/17/63	SI
Stearns 201	059-07676	10/28/63	11/11/63	SI
Stearns 202	059-07852	11/14/64	1/5/65	SI
Stearns 203	059-07677	1/10/64	2/2/64	Prod
Stearns 204				N.D.
Stearns 205				N.D.
Stearns 206	059-07678	6/13/64	7/1/64	Prod
Stearns 207	059-00935	3/16/64	4/3/64	Prod
Stearns 208	059-07114	8/8/64	9/2/64	Prod
Stearns 209	059-07115	10/2/64	10/22/64	Prod
Stearns 210	059-00936	11/11/64	11/26/64	Prod
Stearns 211	059-07116	12/24/63	1/27/64	Prod
Stearns 212				N.D.
Stearns 213	059-07117	7/30/64	9/12/64	Prod
Stearns 214	059-07118	11/28/64	12/19/64	SI
Stearns 215	059-07119	12/21/64	1/15/65	Prod
Stearns 216	059-00045	5/13/65	5/23/65	SI
Stearns 217 OH	059-00937	5/1/65	5/13/65	RD
Stearns 217RD1	Same	1/17/73	1/25/73	RD
Stearns 217RD2	Same	11/21/88	12/10/88	Prod
Stearns 218	059-07120	4/6/65	5/1/65	Prod
Stearns 219	059-00046	12/13/66	1/6/67	SI
Stearns 220	059-20072	10/7/67	10/21/67	Prod
Stearns 221	059-20073	7/25/67	8/8/67	Prod
Stearns 222	059-20080	8/8/67	8/18/67	Prod
Stearns 223	059-20081	8/19/67	8/30/67	Prod
Stearns 224	059-20088	9/1/67	9/12/67	Prod
Stearns 225	059-20107	10/24/67	11/4/67	Prod
Stearns 226	059-20133	2/21/68	3/5/68	Prod
Stearns 227	059-20134	12/21/68	1/7/69	Prod
Stearns 228	059-20135	3/6/68	3/21/68	Prod
Stearns 229	059-20136	4/8/68	4/23/68	Prod
Stearns 230	059-20275	9/16/69	10/14/69	Prod
Stearns 231	059-20276	1/31/69	2/16/69	Prod
Stearns 232	059-20277	11/3/69	12/9/69	Prod
Stearns 233	059-20274	1/7/69	1/28/69	Prod

Exhibit H

Brea - Olinda Field: Well Information

		Spud	Compl.	Status

Well	API No.	Date	Date	As of 8/8/02
Stearns 234	059-20160	3/22/68	4/7/68	Prod
Stearns 235	059-20235	10/25/68	11/1/68	Prod
Stearns 236 OH	059-20310	3/21/69	3/28/69	RD
Stearns 236RD	Same	3/21/69	4/12/69	Prod
Stearns 237	059-20278	5/28/69	6/12/69	Prod
Stearns 238	059-20314	4/15/69	5/5/69	Prod
Stearns 239	059-20315	5/7/69	5/27/69	Prod
Stearns 240	059-20303	3/4/69	3/19/69	Prod
Stearns 241	059-20321	6/13/69	6/25/69	Prod
Stearns 242	059-20322	6/26/69	7/13/69	Prod
Stearns 243	059-20323	7/14/69	7/29/69	Prod
Stearns 244	059-20370	10/28/69	11/1/69	Prod
Stearns 245				N.D.
Stearns 246	059-20360	8/11/69	8/29/69	SI
Stearns 247	059-20361	9/2/69	9/14/69	Prod
Stearns 248	059-20362	7/31/69	8/8/69	Prod
Stearns 249	059-20371	10/15/69	10/24/69	Prod
Stearns 250				N.D.
Stearns 251	059-20455	7/11/70	7/27/70	Prod
Stearns 252				N.D.
Stearns 253				N.D.
Stearns 254 OH	059-20457	7/28/70	9/4/70	RD
Stearns 254RD	Same	9/5/70	9/12/70	Prod
Stearns 255	059-20436	4/21/70	4/24/70	Prod
Stearns 256	059-20437	4/15/70	4/20/70	Prod
Stearns 257	059-20438	5/1/70	5/5/70	SI
Stearns 258	059-20439	4/28/70	5/1/70	Prod
Stearns 259	059-20450	5/27/70	6/9/70	Prod
Stearns 260	059-20451	5/6/70	5/26/70	Prod
Stearns 261	059-20454	6/11/70	6/30/70	Prod
Stearns 262	059-20521	9/11/71	9/15/71	Prod
Stearns 263	059-20522	8/31/71	9/3/71	Prod
Stearns 264	059-20523	8/28/71	8/31/71	SI
Stearns 265	059-20524	9/3/71	9/7/71	SI
Stearns 266	059-20525	9/7/71	9/11/71	SI
Stearns 267	059-20537	9/7/71	9/16/71	SI

Exhibit H

Brea - Olinda Field: Well Information

		Spud	Compl.	Status

Well	API No.	Date	Date	As of 8/8/02
Stearns 268	059-20643	8/12/73	8/21/73	Prod
Stearns 269	059-20843	8/13/76	8/26/76	SI
Stearns 270				N.D.
Stearns 271				N.D.
Stearns 273	059-21402	12/12/88	1/15/89	Prod
Stearns 274	059-21406	8/15/89	10/12/89	Prod
Stearns 275				N.D.
Stearns 276	059-21407	7/22/89	8/21/89	Prod
Stearns 277				N.D.
Stearns 278				N.D.
Stearns 279 OH	059-21497	3/31/93	4/13/93	RD
Stearns 279RD	Same	4/16/93	4/23/93	SI
Stearns 280	059-21529	10/25/96	12/7/96	Prod
Stearns 281	059-21530	10/4/96	10/23/96	Prod
Stearns 282	059-21534	2/11/97	2/26/97	Prod
Stearns 283	059-21531	12/28/96	1/7/97	Inject
Stearns 284	059-21532	1/9/97	1/21/97	Inject
Stearns 285	059-21533	12/14/96	12/25/96	Prod
Stearns 286	059-21535	1/25/97	2/8/97	Prod
Stearns 287	059-21536	3/22/97	4/3/97	Inject
Stearns 288	059-21537	4/7/97	4/17/97	Prod
Stearns 289	059-21538	3/1/97	3/12/97	Prod
Stearns 290	059-21540	5/24/97	6/11/97	Inject
Stearns 291	059-21539	3/15/97	3/25/97	Inject
Stearns 292	059-21541	4/23/97	5/2/97	Inject
Stearns 293	059-21542	3/27/97	4/15/97	Inject
Stearns 294	059-21543	5/7/97	5/21/97	Inject
Stearns 295	059-21544	6/15/97	8/30/97	Prod
Stearns 296	059-21545	7/2/97	7/17/97	Prod
Stearns 297	059-21550	1/24/98	3/11/98	Prod
Stearns 298	059-21551	1/5/98	2/13/98	Prod
Stearns 299	059-21549	12/15/97	1/17/98	Prod
Stearns 301	059-21627	11/30/01	1/5/02	Inject
Stearns 302	059-21629	11/19/01	1/5/02	Inject
Stearns 304	059-21628	10/29/01	12/3/01	Prod
Stearns 309	059-21630	11/8/01	12/3/01	Inject

Exhibit H

P & A LIST

		Spud	Compl.	Status

Well	API No.	Date	Date	As of 8/8/02
[ILLEGIBLE]
Stearns 1	059-07018	2/8/00	2/10/01	Abd
Stearns 2	059-07019	3/20/00	8/10/00	Abd
Stearns 3	059-07020	3/16/00	6/10/00	Abd
Stearns 4	059-07021	5/30/02	9/4/02	Abd
Stearns 5	059-07022	6/26/00	5/18/01	Abd
Stearns 6	059-07023	5/25/00	4/24/01	Abd
Stearns 7	059-07024	5/25/00	11/5/00	Abd
Stearns 8	059-07025	10/22/00	6/28/01	Abd
Stearns 10	059-06953	1/14/00	8/4/00	Abd
Stearns 11	059-06954	9/19/00	2/3/01	Abd
Stearns 16	059-06959	3/19/01	4/30/01	Abd
Stearns 17	059-06960	3/7/01	10/17/01	Abd
Stearns 19	059-06962	3/15/01	8/22/01	Abd
Stearns 20	059-06963	10/3/01	5/16/02	Abd
Stearns 22	059-06965	4/27/01	9/15/01	Abd
Stearns 23	059-06966	7/1/01	10/1/01	Abd
Stearns 24	059-06967		7/25/01	Abd
Stearns 25	059-06968		2/15/02	Abd
Stearns 30	059-06973	11/20/03	4/3/04	Abd
Stearns 31	059-06974	11/13/03	7/23/04	Abd
Stearns 32	059-06975	8/28/05	12/14/07	Abd
Stearns 35	059-07123	12/1/06	6/13/07	Abd
Stearns 41	059-07685	3/30/08	6/7/10	Abd
Stearns 42	059-07686	6/12/08	9/14/12	Abd
Stearns 43	059-07687	1/4/09	5/9/11	Abd
Stearns 44	059-07688	8/27/08	8/19/09	Abd
Stearns 47A	059-07691	5/3/09	10/11/09	Abd
Stearns 47B	059-07692	10/20/09	12/31/14	Abd
Stearns 48	059-07693	5/24/09	7/18/10	Abd
Stearns 49	059-07694	3/17/10	12/31/14	Abd
Stearns 56	059-07701	5/14/21	11/18/26	Abd
Stearns 63	059-07708	11/1/20	12/31/20	Abd
Stearns 65	059-07711	2/21/21	5/18/21	Abd
Stearns 67	059-07714	1/27/26	11/24/26	Abd

Exhibit H

		Spud	Compl.	Status

Well	API No.	Date	Date	As of 8/8/02
[ILLEGIBLE]
Stearns 70	059-07717	2/3/27	6/19/27	Abd
Stearns 82	059-06840	3/22/21	Abdn	Abd
Stearns 92	059-01918	1/2/47	1/23/47	Abd
Stearns 115	059-06871	5/1/49	5/26/49	Abd
Stearns 126 OH	059-06907	3/16/53 NC		Abd
Stearns 126RD	Same	N/A	5/1/53	Abd
Stearns 272	059-20893	12/8/77	12/17/77	Abd
[ILLEGIBLE]
Naranjal 1	059-07083	7/25/10	2/29/11	Abd
Naranjal 2	059-07084	11/21/10	11/4/11	Abd
Naranjal 4	059-07086	4/9/14	8/26/14	Abd
Naranjal 8	059-07090	2/7/17	10/12/18	Abd
Naranjal 10				Abd
Naranjal 10A	059-07092			Abd
Naranjal 11	059-07093			Abd
Naranjal 12				Abd
Naranjal 12A	059-07094			Abd
Naranjal 42	059-07101	8/13/48	8/20/48	Abd
Naranjal 42A	059-00005	9/23/48	9/30/48	Abd
Naranjal 44	059-07103	8/13/51	9/18/51	Abd
Naranjal 50	059-07108	11/4/54	11/30/54	Abd
Naranjal 56	059-20292			Abd
Naranjal 57		9/16/71	9/26/71	Abd
[ILLEGIBLE]
Naranjal 3	059-07085	10/2/12	6/18/15	Abd
Naranjal 13	059-07096	4/13/28		Abd
Naranjal 31-2	059-05593	10/15/47	11/15/47	Abd
Naranjal 33-3	059-05595	2/2/48	3/2/48	Abd
Naranjal 38-3	059-05599	6/20/48	7/14/48	Abd
Naranjal 40-34	037-16460			Abd
Naranjal 40-34RD	Same	10/22/54	11/9/54	Abd
Naranjal 43-2	059-07102	1/12/49	3/7/49	Abd
Naranjal 45-2	059-07104	9/21/51	10/7/51	Abd

Exhibit H

		Spud	Compl.	Status

Well	API No.	Date	Date	As of 8/8/02
[ILLEGIBLE]
Naranjal 52-3	059-07110	7/19/60	7/31/60	Abd
Naranjal 54-3	059-07112	7/12/61	9/4/61	Abd
Naranjal 67-2	059-20924	9/27/78	10/3/78	Abd

Exhibit H

OBO WELLS

Wells operated by AERA         **Data As of August 1, 2002

This list does not contain well status as we do not operate these wells and we do not have access to them.
Royalty Interest Only - Subject to Oil & Gas Lease

Columbia
Well No.	API Number	Spud Date	Comp Date		Sec.	Twnship	Range
1	059-07585	4/1/01	2/11/02	647.0	8	3S	9W
2	059-07586	6/4/01	5/27/02	652.0	8	3S	9W
3	059-07587	10/29/01	2/7/02	638.0	8	3S	9W
4	059-07588	12/24/01	2/8/02	589.0	8	3S	9W
5	059-07589	12/31/02	2/7/03	650.0	8	3S	9W
6	059-07590	1/28/03	5/2/03	697.0	8	3S	9W
7	059-07591	2/8/03	7/24/03	624.0	8	3S	9W
8	059-07592	9/14/03	1903	670.0	8	3S	9W
9	059-07593	10/10/03	7/30/04		8	3S	9W
10	059-07594	10/3/03	1/8/04	674.0	8	3S	9W
11	059-07595	1/8/04	6/8/04	701.0	8	3S	9W
12	059-07596	9/8/04	1/31/05	656.0	8	3S	9W
13	059-07597	10/20/05	12/1/06	536.0	8	3S	9W
14	059-07598	12/20/06	5/12/08	598.0	8	3S	9W
15	059-07599	11/30/06	2/10/08	551.5	8	3S	9W
16	059-07600	1/1/08	6/1/09	535.7	8	3S	9W
17	059-07626	4/24/08	6/22/12	521.0	8	3S	9W
18	059-07627	1/1/08	12/7/09	521.0	8	3S	9W
19	059-07628	1/1/09	3/29/11	523.0	8	3S	9W
20	059-07629	8/12/09	1/11/11	523.0	8	3S	9W
21	059-07630	12/28/08	3/23/12	533.0	8	3S	9W
21 RD	059-07630	4/1/13	2/3/14	533.0	8	3S	9W
22	059-07631	1/19/10	9/1/12	588.0	8	3S	9W
23	059-07632	6/29/12	11/4/12	547.0	8	3S	9W
23 RD	059-07632	11/18/12	2/23/14	547.0	8	3S	9W
24	059-07633				8	3S	9W
25	059-17634	5/8/14	9/3/15	592.3	8	3S	9W
26	059-07635	10/1/15	7/31/17	644.0	8	3S	9W
27	059-07636	2/29/16	2/7/17	588.0	8	3S	9W
28	059-07637	8/16/16	9/14/19	586.0	8	3S	9W
29	059-07638	2/22/17	4/6/18	537.0	8	3S	9W
30	059-07639	9/29/17	12/30/18	574.0	8	3S	9W
31	059-07640	10/8/18	4/20/20	652.0	8	3S	9W

Exhibit H

Wells operated by AERA         **Data As of August 1, 2002

This list does not contain well status as we do not operate these wells and we not have access to them.
Royalty Interest Only - Subject to Oil & Gas Lease

Columbia
Well No.	API Number	Spud Date	Comp Date		Sec.	Twnship	Range
32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 46RD 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64	059-07641
059-07642
059-07643
059-07644
059-07645
059-07646
059-07647
059-07648
059-07649
059-07775
059-07776
059-07777
059-07778
059-07779
059-07780
059-07780
059-07781
059-07782
059-07783
059-07784
059-07785
059-07786
059-07787
059-07788
059-07789
059-07790
059-00419
059-07791
059-00420
059-07792
059-00015
059-07793
059-07794
059-00203	4/4/19
1/12/20
4/23/20
7/31/20
9/20/20

3/19/59
4/2/59
4/16/59
8/26/59
10/14/59
5/24/60
N/A
4/20/60
10/4/60
6/22/60
10/22/60
11/9/60
6/27/61
6/14/61
6/30/66
6/25/66
7/26/66
12/30/66
6/9/66
8/2/66
8/7/66
1/18/67
6/19/66
8/16/66
1/5/67	12/16/19
5/8/21
11/20/20
4/7/21
5/7/21

4/1/59
4/16/59
4/29/59
10/11/59
10/28/59
6/20/60
6/24/60
5/22/60
10/25/60
7/4/60
11/17/60
11/17/60
7/17/61
7/5/61
7/10/66
7/10/66
8/9/66
1/11/67
6/30/66
8/6/66
8/23/66
1/28/67
7/1/66
9/3/66
			1/16/67	660.0 666.0 693.0 709.0 717.0 652.0 533.0 553.0 701.0 656.0 535.0 567.0 567.0 632.0 565.0 542.0 565.0 584.0 524.0 527.0 528.0 537.0 533.0 539.0 553.0 568.0 629.4 629.5 590.0 566.0 574.0	8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8	3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S 3S	9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W 9W

Exhibit H

Wells operated by AERA        **Data As of August 1, 2002

This list does not contain well status as we do not operate these wells and we do not have access to them.
Royalty Interest Only - Subject to Oil & Gas Lease

Columbia
Well No.	API Number	Spud Date	Comp Date		Sec.	Twnship	Range
65	059-07656	7/20/66	8/2/66	561.0	8	3S	9W
66	059-00016	1/11/67	1/24/67	564.1	8	3S	9W
68	059-20461	9/14/70	10/6/70	525.3	8	3S	9W
69	059-20492	1/28/71	2/9/71	570.0	8	3S	9W
70	059-20518	6/7/71	6/24/71	570.0	8	3S	9W
72	059-21280	3/19/85	4/1/85	545.0	8	3S	9W
73	059-21319	11/23/85	1/9/86	579.0	8	3S	9W
74	059-21320	12/8/85	1/18/86	594.0	8	3S	9W
75	059-21321	12/18/85	1/23/86	588.0	8	3S	9W

Exhibit H

EXHIBIT "H"

LEGEND
SITE BOUNDARY
RETAINED PROPERTIES
BREA BLVD.
TONNER CANYON RD.
TONNER TANK FARM
CARMICHAEL DR.
57 FWY
BALSA AVE.
WILDCAT WAY
LAMBERT RD.
RETAINED PROPERTIES
MAIN OIL OPERATIONS
N.A.P
N.A.P
VALENCIA AVE.

REVISED 2/27/03
2:20 PM

EXHIBIT I TO
PURCHASE AND SALE AGREEMENT
BETWEEN NUEVO AND BLACKSAND PARTNERS, L.P.

MINERAL

PAYMENT AND PERFORMANCE AGREEMENT

WELL ABANDONMENT AND OIL FIELD
ACCOMMODATION PROGRAM AND
OPERATOR/NUEVO IMPROVEMENTS

i

ii

ATTACHMENTS

Attachment 1	LEGAL DESCRIPTION OF LAND
Attachment 2	LIST OF ENGINEERING FIRMS PER SECTION 2.1.9
Attachment 3	OIL FIELD RELATED THIRD PARTY EASEMENTS AND LICENSE – TPEL
Attachment 4	BREA FIELD DEVELOPMENT ACCOMMODATION PROGRAM

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MINERAL

PAYMENT AND PERFORMANCE AGREEMENT

     This Payment and Performance Agreement (“Agreement” or “PAPA”) is made this      day of      , 2003, by and between NUEVO ENERGY COMPANY, a Delaware corporation (“Nuevo”) and BLACKSAND PARTNERS, L.P., a Texas Limited Partnership (“Operator”). Such entities are hereinafter individually or collectively referred to as a “Party” or the “Parties.”

PREAMBLE:

     A. Concurrently herewith, Operator has acquired from Nuevo that certain real property consisting of mineral interests located in Orange County, California, more particularly described on Attachment “1” which is appended hereto and incorporated herein by this reference (“Minerals”).

     B. In accordance with the Purchase and Sale Agreement of even date herewith, pursuant to which Operator is acquiring the Minerals, the Parties wish to set forth herein certain obligations of Operator, Nuevo and Developer (defined below in Section 1.2) regarding the Program (defined below in Section 2.1) and the construction of other improvements.

     C. As described herein and in the Development Declaration (defined in Section 1.3), Operator has assumed certain obligations with respect to the Program, which, pursuant to this Agreement, Nuevo is required to perform.

     NOW, THEREFORE, in consideration of the PREAMBLE and the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including without limitation the conveyance of the Minerals to Operator by Nuevo, the Parties hereby covenant and agree as follows:

     1. Definitions. Unless otherwise expressly provided herein, the following words and phrases when used in this Agreement shall have the following meanings; all terms not specifically defined herein shall have the meaning prescribed for them in the PSA or elsewhere in the Development Documents.

          1.1 PSA. “PSA” or “Purchase and Sale Agreement” shall mean that certain agreement described in Paragraph “B” of the Preamble to this Agreement.

          1.2 Developer. “Developer” shall mean Nuevo as the initial applicant to Governmental Agencies for development of the Project or any entity (or entities collectively or individually) which subsequently acquires all or any portion of the surface fee interest in the Parcel for the purpose of developing all or a portion of the Project, from and after the effective date of such acquisition.

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          1.3 Development Declaration. “Development Declaration” shall mean that certain Declaration of Development Covenants, Conditions and Restrictions encumbering the Parcel between Nuevo and Operator and recorded as described in the Repository Instructions.

          1.4 Development Documents. “Development Documents” shall have the meaning prescribed in the PSA.

          1.5 Final Acceptance. “Final Acceptance” means the date on which Developer or Operator has delivered an Acceptance Confirmation for those activities in each Program Segment set forth in Section 2.1.4.2, after it has conducted a final inspection of all work performed by the other or Nuevo in connection with the activity.

          1.6 Reimbursement Amounts. “Reimbursement Amounts” shall have the meaning given in Section 2.1.4.1. of this Agreement.

          1.7 ORE. “DRE” shall mean the California Department of Real Estate or such other governmental agency of the State of California which administers the sale of subdivided lands pursuant to Sections 11000 et seq. of the California Business and Professions Code, or any similar California statute hereinafter enacted.

          1.8 Parcel. “Parcel” shall mean all that certain real property described on Attachment “1” which is appended hereto and incorporated herein by this reference, less and except the Minerals acquired by Operator.

          1.9 Program. “Program” has the meaning set forth in Section 2.1.

          1.10 Unavoidable Delay. “Unavoidable Delay” shall mean any prevention, delay or stoppage in the completion of a Party’s Work as defined herein caused by fire, explosion, unavailability or breakdown of machinery or equipment or by acts of God, war, riot, civil insurrection, labor disputes, inability to obtain labor or materials or reasonable substitutes therefor, any order, regulation, request or recommendation of a Governmental Agency, or other similar matters or causes beyond the reasonable control of the responsible party other than for the payment of money; provided, however, that nothing in this Section shall excuse the performance of any act rendered difficult solely because of the financial condition of a party.

     2. Well Abandonment and Oil Field Accommodation Program and Improvements.

          2.1 Program. Nuevo, at no cost and expense to Operator except as may be expressly provided in this Agreement, shall conduct a well abandonment and oil field accommodation program for the Parcel composed of those tasks and activities which are described in this Section 2 and are specifically set out in Attachment 4 hereto, which, together with those tasks and activities of Developer described in this Section 2 and specifically set out in Attachment 4 are hereinafter referred to as the “Program.” In connection with the performance of the Program, Nuevo shall, in the event of conveyance of the Parcel, enter into an agreement with any successor Developer which will provide for the performance by Developer of those tasks and activities described in this Section 2 as Developer’s responsibility. The Program shall

2

be undertaken with Operator’s cooperation, and in accordance with standards promulgated at the time of such work by the California Department of Conservation, Division of Oil, Gas and Geothermal Resources (“CDOGGR”) or such other governmental agency having jurisdiction over the activity, other legal and regulatory requirements, as amended from time to time (but such amendment applicable only to those activities for which Final Acceptance has not been received), and good oil field practices, all subject to the terms of this Agreement. Generally, the Program will be accomplished as follows:

               2.1.1 Operator’s Surface Facilities.

                    2.1.1.1 Removal of Surface Facilities and Subsurface Pipelines. Nuevo shall remove certain of Operator’s surface equipment as specified in Attachment 4, to the extent and when necessary in accordance with the applicable Developer Notice to Proceed within the Development Areas and lands adjacent thereto, including those areas designated for continued oil and gas operations, to accommodate Developer’s Grading Plan. This will include, but not be limited to, pumping units, concrete cellars and concrete pads immediately contiguous to the wellheads, power poles, transformers, manifolds, test bubbles, compressors, tanks, vessels and above ground pipelines. In addition, Nuevo shall drain, flush and cap subsurface pipelines, to the extent and when necessary in accordance with the applicable Developer Notice to Proceed within the Development Areas and lands adjacent thereto to accommodate Developer’s Grading Plan. Removal of subsurface pipelines to the extent deemed necessary or desirable shall be the responsibility of Developer. Prior to Nuevo’s commencement of work, Operator shall isolate and cease operation of all equipment and facilities to be removed and shall take such other steps as are reasonably necessary to allow such removal to be conducted in accordance with all applicable regulatory requirements and consistent with good oil field practices. The surface equipment will be removed from such wells, not just those to be abandoned, to facilitate the grading. Each wellhead will be surveyed and marked by Operator one (1) time only and Nuevo and Developer will inspect and approve the markings. After inspection and approval of the well markings, Developer will be responsible for grading around the well casings without damaging them. Upon approval of the well markings, Developer shall proceed in a timely manner and be responsible to pay, and shall be solely liable for, any and all damage to any wells caused by Developer’s grading operations.

     The acts or omissions of Developer or Nuevo in accordance with the terms of this Agreement may not be imputed to Operator unless expressly stated herein. Developer and Nuevo are each performing their obligations hereunder as independent contractors and not as a subcontractor or agent of Operator. Furthermore, the actions or omissions of Operator must be based upon a specific duty imposed by this Agreement or law upon Operator, and not delegated to Nuevo.

          2.1.1.2 Remediation Responsibilities. Should Developer encounter soil that appears to be crude oil or oil well production impacted (evidenced by staining or odor), Developer shall immediately notify Operator’s field operations person and Nuevo’s on-site representative. Developer shall be fully responsible for funding, implementing and completing all environmental testing, assessment, remediation, monitoring, reporting or other requirements (with the assistance of Operator or Nuevo if the absence of such assistance would prevent Developer from properly performing such responsibilities) with respect to such crude oil or oil

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well production impacts. To the extent that such crude oil impact or oil well production impact is associated with active and producing wells or operational pipelines or facilities, Operator shall be responsible for completion of any required well, pipeline or facility repairs. Notwithstanding the foregoing, Nuevo at its sole cost and expense shall be and remain responsible for (i) those remediation activities described in the approved Remedial Action Plan submitted December 16, 1999, as amended October 3, 2001, December 27, 2001 and January 13, 2003 (“EIR Remediation”) and (ii) crude oil or other oil well production releases that result from work and activities undertaken by Nuevo in furtherance of this Agreement. Upon discovery of crude oil or oil well production contamination in the vicinity of a well identified in Schedule B of Attachment 4 or temporary or permanent pipeline or facility, Operator’s field operations person, Nuevo’s onsite representative and Developer’s on site representative shall determine as soon as reasonably practical if the soil is crude oil impacted as a result of a leak caused by (i) Operator’s ongoing production activity in which event costs associated with cleanup and remediation to oil field standards shall be the responsibility of Operator, (ii) the activities of Nuevo in performance of the Program including EIR Remediation in which event costs associated with cleanup and remediation shall be the responsibility of Nuevo or (iii) from any other causes in which event the costs associated with cleanup and remediation, including costs to bring cleanup associated with ongoing production activities from oil field standards to residential standards, together with clean up and remediation of all contamination other than the EIR Remediation, shall be Developer’s responsibility. The Parties agree that if Operator’s field operations person and Developer’s and Nuevo’s on site representatives cannot make such a determination or cannot agree on the source of the apparent soil contamination within seven (7) business days, Nuevo, Developer and Operator will designate a representative from a reputable, soils engineering firm that routinely does soils work (“Soil Firm”) who is familiar with soil contamination issues to designate the source of the apparent soil contamination. If the parties are unable to select a Soils Firm, any party to this Agreement may make application to the Superior Court of Orange County for the timely appointment of a Soil Firm. The Soil Firm’s representative shall take a sufficient number of samples to permit initial and follow-up testing and such representative’s determination as to all matters, including the allocation of costs, including its fees, shall be final and binding on the parties hereto. The parties shall use their commercially reasonable efforts to secure the determination by the Soil Firm’s representative of the source of the apparent soil contamination shall be made as soon as practicable after notification to the Soil Firm. If the Soil Firm’s representative cannot make a conclusive determination as to the source of the apparent soil contamination, the soil contamination shall be presumed to have been from other than ongoing production activity. The party whose actions are found to have created the contamination shall in addition to the clean up and remediation cost, pay for the Soil Firm’s work; and if more than one party is found to have created such contamination, the costs of the Soil Firm’s work will be prorated by such firm among the parties creating the contamination in proportion to that Parties’ contribution to such contamination.

               2.1.2. Third Party Easements and Licenses. Nuevo and Operator will cooperate with Developer in attempting to remove and/or relocate from the Development Areas oil field related easements and licenses for pipelines (“TPEL”) belonging to other entities, including those of Southern California Edison. Nuevo is not aware, to the best of its knowledge, of any other TPEL on or affecting the Parcel except as described in Attachment “3,” hereto. Nuevo and Operator shall not be required to incur any costs, in their efforts to cooperate in the removal and/or relocation of the TPEL. Temporary pipelines may be required in some areas

4

while the grading is in progress. Operator and Nuevo will use commercially reasonable efforts, at no cost to Operator and Nuevo, to assist Developer at Developer’s expense in causing these pipelines to be reinstalled by the respective companies in permanent easements after the grading is complete. Operator agrees that upon Developer’s written notice, Operator will assist Developer in giving notice to the third party companies in an attempt to have the pipelines removed and replaced. Operator and Developer acknowledge receipt of copies of the easement documents, both recorded and unrecorded, listed on Attachment “3” hereto and incorporated herein by this reference.

               2.1.3. On-Site Representative. Nuevo, Operator and Developer shall each have the right to have representatives on-site both before the grading begins and during the grading operations on the Parcel to observe such grading operations. Developer agrees to give Operator sufficient notice prior to commencement of grading to allow Operator to arrange to have a representative on-site at Operator’s cost, if Operator so elects.

               2.1.4. Reimbursement.

                    2.1.4.1. Reimbursement Plan. Operator and Nuevo agree that the costs to implement the Program (“Reimbursement Amounts”) shall not be borne by Operator, unless otherwise provided herein. Notwithstanding any term in the Agreement to the contrary, Operator shall only be responsible for the cost of incremental work, if any, requested by Operator under Section 2.3.2. The parties recognize that the Project may be modified as a result of new or additional governmental requirements or as a result of the mutual agreement of the Developer and Operator or among Developer, Operator and Nuevo as specified herein. In no event shall any modification requested by Developer or any additional or new governmental requirements prior to Final Acceptance result in costs, expenditures or commitments by Operator.

                    2.1.4.2. Program Segments and Notices to Proceed. The Program shall be implemented into segments as shown below, and each Program Segment shall commence upon proper receipt of a written notice issued by Developer and delivered to Nuevo and Operator specifying the Program Segment to be performed (“NTP”), as follows:

Program Segment		Notice to Proceed (“NTP”)	Acceptance Confirmation
Pre-Phase I Initial Activity		NTP will be issued as mutually agreed between Nuevo and Developer.

•	Preliminary and detailed engineering and design		Not Applicable

•	Permitting		Not Applicable

•	Remediation required by EIR		Developer

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Program Segment		Notice to Proceed (“NTP”)	Acceptance Confirmation
•	Initial abandonment of 25 idle and reabandoned wells		Not Applicable

Pre-Phase I Intermediate Activity		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.

•	Begin procurement of all required materials and equipment		Not Applicable

•	Remove infrastructure and initial abandonment of active wells		Not Applicable

•	Begin construction of tank farm and field infrastructure		Not Applicable

Pre-Phase I Final Activity		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.

•	Complete construction of tank farm and field infrastructure		Operator

•	Construct power system		Operator

•	Temporary removal of equipment		Not Applicable

Phase 1		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.

•	Raise/lower Phase I well heads		Operator

•	Final abandonment of Phase 1 wells		Developer

•	Accommodation of retained wells		Operator (and Developer for limited purpose of design compliance)

•	Remove infrastructure and initial abandonment of Phase 11 wells		Not Applicable

•	Temporarily remove Phase II retained well equipment		Not Applicable

6

Program Segment		Notice to Proceed (“NTP”)	Acceptance Confirmation
Phase II		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.

•	Raise/lower Phase II well heads		Operator

•	Final abandonment of Phase II wells		Developer

•	Accommodation of retained wells (21 wells)		Operator (and Developer for limited purpose of design compliance)

•	Remove infrastructure and initial abandonment of Phase III wells (8 wells)		Not Applicable

•	Temporarily remove Phase II retained well equipment		Not Applicable

Phase III		NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.

•	Raise/lower Phase III well heads		Operator

•	Final abandonment of Phase III wells		Developer

•	Seismic Sensor installation		Developer

     Upon receipt of the NTP for any Program Segment specified above, Nuevo shall be obligated to commence the required work within forty-five (45) days and complete the work within the time duration specified in Attachment 4. Operator shall cooperate in good faith with Nuevo and Developer in the implementation of the Program. Operator shall (i) promptly process all permit requests; (ii) at its cost comment on all submittals of specifications or plans within ten (10) business days of receipt thereof; and (iii) at its cost make all facilities available for accommodation under the Program such that Nuevo may commence the Program Segment within 45 days of receipt of a NTP. To the extent that Operator fails to fully and timely cooperate with Nuevo, and Nuevo, as a result of Operator’s acts or omissions, incurs penalties, damages or incremental costs in performing the Program, such penalty, damage or cost shall be the responsibility of Operator and Operator hereby agrees to defend, indemnify and hold Nuevo harmless therefrom. Operator shall also be liable to Developer for any and all incremental reasonable cost or expense incurred by Developer in the development of the Development Areas as a result of Operator’s failure to comply with the provisions of this Section. Operator expressly agrees to pay such incremental Developer costs and defend, indemnify and hold Nuevo harmless therefrom. In addition to the foregoing, should Operator fail to temporarily or permanently shut in any well in accordance with the Program, Nuevo shall have the right, but not the obligation to shut-in such well at Operator’s sole risk and expense. In the event Developer abandons or

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suspends the Program other than as a result of Unavoidable Delay, and does not resume Program activity within the time period specified in Section 2.4.1.1 after receiving written notice from Operator, Nuevo shall restore such wells to production at Developer’s risk and sole expense provided that Nuevo has been prepaid by Developer an amount adequate to restore such wells. To the extent Nuevo acts as the Developer hereunder and fails properly to carry out the responsibilities and obligations allocated to Developer in this Section 2, Operator, after ten (10) days written notice to Nuevo, may take over and discharge such responsibilities and obligations at the sole cost and expense of Nuevo, to be reimbursed in cash to Operator within thirty (30) days of proper completion of such Work by Operator, fully in compliance with this PAPA and all plans and specifications for such Work.

               2.1.5. Anchor Points and Pulling Pads. As part of the Program, Nuevo shall be responsible for construction of the anchor points and pulling pads necessary for Operator’s continuing Oil Operations within the Exclusive Use Areas and Joint Use Areas within the Development Areas and graded areas adjacent thereto.

               2.1.6. Well Accommodation. As part of the Program, Nuevo will relocate below the surface of the Parcel, all operating wellheads in the Development Areas, and those required wells within the adjacent grading areas and Public Park areas, and as required by appropriate Governmental Agency rules as more particularly set out in Attachment 4, Schedule B..

               2.1.7. Insurance. Each Party shall use commercially reasonable efforts to name the other parties as Additional Insureds, on each Party’s standard blanket insurance policy covering its activities related to the Minerals or in connection with the Program Improvements, for the duration of their construction or their activities on the Minerals and any portion of the Parcel.

                2.1.8.Completion of the Program.

                    2.1.8.1. Performance by Each Party. Nuevo shall timely commence and complete each Program Segment within the time duration specified in Attachment 4 after receipt of all required permits for such Segment. Phase I, II and III Segments will not commence until after completion of Developer’s grading for that Segment. In no event shall Nuevo or Operator be obligated to design, construct or install any improvements nor undertake work or activities other than those specified in Attachment 4. Should Developer or Operator’s failure to perform, including, without limitation, pursuant to Section 2.1.4, other than for the payment of money, or should Nuevo’s failure to complete any aspect of the work or any Program Segment result from an Unavoidable Delay, such required performance shall be excused for the period of time that the Unavoidable Delay prevents performance and the time duration for the Program Segment shall be extended by the length of time performance is delayed. Provided, however, that nothing in this Section shall excuse the performance of any act rendered difficult solely because of the financial condition of a party. In the event that any delay due to Unavoidable Delay is anticipated by a Party, such Party shall promptly notify the other parties of such delay, its cause and the estimated duration of the delay. Each Party shall exercise due diligence to shorten, mitigate and avoid the effects of the delay and shall keep all Parties informed as to its efforts.

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                    2.1.8.2. Final Acceptance. Developer and Operator shall respectively conduct a final inspection of those activities in each Program Segment as set forth in Section 2.1.4.2 as to the items by their name in the “Acceptance Confirmation” in such section within fifteen (15) days of written notice of completion. In addition Operator shall have the right, but not the obligation, to perform a final inspection of the Developer’s work and comment on the same. Developer and Operator shall deliver to Nuevo (with a copy to the other) (i) its written confirmation of “Final Acceptance of all matters” (each an “Acceptance Confirmation”) for each activity in a Program Segment designated for its Acceptance or (ii) an Acceptance Confirmation of all matters it considers as completed and a detailed description of any items in the Program Segment designated for its Acceptance which it in good faith cannot give “Final Acceptance” together with its requirements therefor. The issuance of an Acceptance Confirmation of each completed activity within the Program Segment and of all matters shall be contingent upon acceptance of the work by the appropriate governmental authority to the extent required. If the parties cannot resolve any item for which an Acceptance Confirmation has not been given within 30 days, such unresolved item shall be submitted to arbitration in accordance with this Agreement. Upon completion of any outstanding items, Operator or Developer shall deliver an Acceptance Confirmation thereof to Nuevo and the other within 10 days of such completion. After Final Acceptance, Developer shall be responsible for and shall release, hold harmless and indemnify Operator and Nuevo from all claims, demands, losses or damages, of any sort whatsoever, relating to the design, engineering, permitting, maintenance, repair, replacement, relocation, removal and reinstallation of any abandoned wells, pipelines or facilities located within or adjacent to the Development Areas and all other matters for which it has given an Acceptance Confirmation and, together with all other work performed hereunder shall be referred to as “Developer Liability”. After Final Acceptance, Operator shall be responsible for and shall release, hold harmless and indemnify Developer and Nuevo from all claims, demands, losses or damages of any sort whatsoever, relating to the design, engineering, permitting, installation, repair, relocation, removal and reinstallation of all active wells, pipelines or facilities and all other matters for which it has given Final Acceptance (“Operator Liability”). It is the intention of the Parties that upon Final Acceptance, Nuevo shall have no further liability or obligation with respect to the Program and the wells, equipment and facilities accommodated under the Program. Upon Final Acceptance, Nuevo and Operator shall be relieved of any and all liability directly or indirectly related to Developer Liability; provided that notwithstanding the foregoing, so long as Nuevo is Developer, Nuevo shall not be relieved of Developer Liability. Upon Final Acceptance, as between Nuevo and Operator, Nuevo shall be relieved of further liability or obligation and Operator shall indemnify, release and hold Nuevo harmless from any and all claims, including third party claims, related to Operator Liability. Notwithstanding anything to the contrary contained herein, Operator, prior to Final Acceptance, shall not be liable or responsible for any increased costs which result from governmental requirements to obtain additional permits or remediate or restore the Parcel to a higher standard resulting from the real estate development and all such incremental or increased costs shall be the responsibility of Developer.

                    2.1.8.3. Liability Allocation. Notwithstanding the above or the Indemnities Developer gives in its agreement to purchase the Parcel, at any time prior to Final Acceptance, Developer may, in its reasonable discretion, seek arbitration as provided in

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Section 2.1.4.3 against Nuevo to obtain damages for losses suffered as a result of the failure of Nuevo to timely or properly complete the Program Segment or work thereunder. All disputes between any of the Parties herein shall be resolved through arbitration. Any award in such arbitration shall be limited to the recovery of actual direct damages incurred by Developer. Developer shall not be entitled to indirect, consequential, special, exemplary or punitive damages. After Final Acceptance by Developer, Developer shall have no cause of action with respect to Developer’s Liability against Operator or Nuevo, or their successors or assigns. After Final Acceptance by Operator, Operator shall have no cause of action against Developer or Nuevo or their successors or assigns for Operator’s Liability but Operator or Developer may, in its reasonable discretion, maintain a lawsuit, arbitration or other action against any construction entities hired by Nuevo (but not Nuevo itself) to perform work on the Parcel pursuant to a written contract (“Construction Entities”), to obtain damages for losses suffered as a result of Nuevo’s failure to timely or properly construct the completed work, to the extent caused by such Construction Entities. In that regard, to the extent it possesses and may assign same, Nuevo hereby conveys, transfers and assigns (and, if necessary, will convey, transfer and assign at such time as such cause of action arises) to Operator and Developer a non-exclusive assignment of its rights and interests in and to any relevant contracts or subcontracts, for the limited purposes stated herein, without any obligation by Nuevo to participate in such lawsuit or action, as a party or otherwise, and without any responsibility, warranty, representation or liability for any outcome pursuant thereto or damages awarded therein. Construction Entities include contractors, subcontractors, materialmen or other independent entities, but not Operator or Nuevo, their respective constituent partners, officers, employees or any other related entities. Upon ten (10) days written request, Nuevo will provide Operator and Developer with a list of such Construction Entities which have supplied Operator and/or Nuevo with the Preliminary Notice prescribed by the California Civil Code for the maintenance of mechanic’s lien rights (See Exhibit “F” to the PSA). Nuevo further agrees to not enter into any contract with a Construction Entity that waives the liability for such entity’s negligence.

                    2.1.8.4. Construction Easement. Operator and Developer, their respective successors and assigns, hereby grant to Nuevo together with the right to partition, grant and transfer the same, a nonexclusive easement in gross over the Parcel to the extent necessary to complete all work required by the Program.

               2.1.9. Developer Option to Purchase Wells. Developer may at any time prior to commencement of grading, elect to purchase any or all of Operator’s active wells lying within the Development Areas solely for the purpose of well abandonment by giving notice by certified mail of such well designation. The value of a producing oil well or an injection well shall be determined by mutual agreement of the parties taking into consideration the current condition of the well, the reserves assigned to the well, the well’s production, operating cost, plugging and abandonment cost, for an injector well, the replacement cost, and any other matter deemed relevant. For purposes of this Section 2.1.9, the value of a well shall be equal to the average of the values determined by the reserve engineers, one to be selected by each party from the list attached as Attachment 2. Each party shall select one company from such list by providing written notice thereof within ten days of the certification date of Operator’s notice. The value, once determined, shall be final. Prior to grading, the determined value shall be paid by Developer to Operator, and such costs to Developer shall not be considered as costs to

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implement the Program. Developer shall notify Operator within ten (10) days of receipt of the determination of values which wells it elects to purchase. Developer shall pay the amount to Operator within twenty (20) days of such notice. Upon receipt of such payment, Operator shall promptly (i) shut in any applicable wells, if active, and (ii) deliver to Developer a Bill of Sale for any such well and transfer operatorship to Developer. Developer shall (iii) assume operatorship and obtain all necessary permits and governmental approvals to act as Operator, (iv) not return any well it purchases to production, and (iv) cause such wells to be plugged and abandoned and all gathering lines and facilities abandoned and, if above ground, removed all in accordance with all Governmental Agency regulatory requirements at Developer’s sole cost and expense in the same time and manner required of Operator under the Program. Any ancillary costs associated with the purchase and plugging and abandonment of any such wells and removal of facilities therefor shall not be considered as Reimbursement Amounts.

          2.2. The Program and Party Responsibilities. Except as otherwise provided herein, Operator, Nuevo and Developer shall cooperate in the completion of the Program and each Party shall perform its obligations in a commercially reasonable manner, and in good faith, as described below and elsewhere herein:

     I. Post closure-Pre Grading Events

          A. Operator and Nuevo have mutually agreed or, if so indicated, shall mutually agree, in a manner consistent with Attachment 4 hereto, to the following matters as more specifically set out in Attachment 4 and schedules thereto:

i.	the location and size of the area for the expansion of the existing Tonner Canyon Tank Farm (“Tank Farm”), which will be required prior to the decommissioning of the existing East Naranjal Tank Farm (“EN Tank Farm”).

ii.	the general alignment and grade for service lines to the Tank Farm and plan facilities to accommodate the operating wells previously served by the East Naranjal Tank Farm. (References to grade within this Agreement refer only to those lines for which burial is required.) The final alignment and grade will be mutually agreed to so as to avoid conflict with future development to the extent possible and to avoid future interruption of service.

iii.	the general alignment and grade for the surface and subsurface installation of the 12KV service line from the existing electrical substation to the new site and to the existing Steams gas plant location (“Gas Plant”). The final alignment and grade have been selected as to minimize conflict with future development and avoid future interruption of service.

iv.	INTENTIONALLY OMITTED

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v.	shall mutually agree upon the location, alignment and grade of the “sales point” for the ConocoPhillips (formerly Tosco) pipeline to serve the Tank Farm.

vi.	shall mutually agree upon the location, alignment and grade of the gas gathering system and associated facilities, and service lines between the Gas Plant and the Tank Farm.

vii.	shall mutually agree upon the final grade elevations for each existing well remaining in the Development Areas, or impacted by grading for the Development Areas.

viii.	shall mutually agree upon access plans to provide for interim and final access to accommodate the Program work and all future oilfield-related activities.

B.	Developer, at Developer’s cost and expense, shall:

i.	Prepare the Grading Plan and process it through the appropriate Governmental Agency. The Grading Plan shall be designed to be completed in three phases to correspond to the work set out in Attachment 2, all as approved by the appropriate Governmental Agency.

ii.	Prepare a soils and geological review of the Grading Plan.

iii.	Satisfy, or cause to be satisfied, all mitigation measures precedent to grading found in the Final Tenner Hills EIR.

iv.	Prepare a preliminary utility master plan (“Street and Utility Improvement Plans”) to serve as a basis for the Facilities Plan (see C.v., below) and to be submitted to, and approved by, the appropriate Governmental Agency.

v.	Provide grade elevations for all wells to be retained or abandoned within the Development Areas or impacted by grading required for the Development Areas.

vii.	Obtain coverage under the National Pollutant Discharge Eliminating System (NPDES) statewide General Construction Activity Stormwater Permit from the State Water Quality Control Board.

viii.	Cause a Remedial Action Plan to be completed and processed through the County of Orange Health Care Agency, Division of Environmental Health, or such agency as may have current jurisdiction of any identified contaminants.

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C.	Nuevo at Developer’s cost and expense shall:

i.	Complete construction drawings for the expanded Tank Farm and facilities related thereto and process them through the appropriate Governmental Agencies (including, if necessary, the South Coast Air Quality Management District).

ii.	Complete improvement and relocation plans and process them through the appropriate Governmental Agencies (as necessary) for the relocation of the Tank Farm service lines, the East Naranjal Tank Farm service lines, the Gas Plant service lines, natural gas gathering lines and 12KV power lines.

iii.	Prepare and submit the well abandonment program, as set out in Attachment 4, for permitting through CDOGGR.

iv.	Prepare schematic facilities plans for pipelines and facilities (“Facilities Plan”) to service the wells to be accommodated within and adjacent to the Development Areas.

v.	Construct the Tank Farm improvements.

vi.	Remediate the identified contaminated soils associated with the EN Tank Farm. Exhumed soils will be isolated and stockpiled for placement by Developer with the grading of the first phase of development in accordance with the approved Remedial Action Plan. Exhumed soils not meeting the criteria for placement on site will be removed from the site for appropriate disposal.

vii.	Decommission the EN Tank Farm once the service lines are connected to the improved Tank Farm.

viii.	Construct the new service lines as required to the Tank Farm, rerouting lines currently serving the East Naranjal Tank Farm, and prepare as-built plans for those service lines which are permanent.

ix.	Drain, flush and mark for grading any identified abandoned EN Tank Farm and Tank Farm pipelines.

x.	Construct the temporary or permanent (as applicable) gas gathering lines and facilities to the Gas Plant.

xi.	Flush and mark any identified abandoned below ground pipelines and facilities for grading.

xii.	Relocate the 12KV line from the existing electrical substation to the existing Gas Plant and Tank Farm as necessary.

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xiii.	Locate and mark all identified pipelines and facilities within the area to be graded.

xiv.	Relocate the point of sale for the ConocoPhillips (formerly Tosco) pipeline to the relocated ConocoPhillips (formerly Tosco) pipeline to connect to such new point of sale.

xv.	Complete the design drawing for all service-related facilities not otherwise contemplated herein.

xvi.	Prepare and submit fire and seismic protection plans for accommodated facilities.

II.	Site Clearing and Site Grading Events Within the Development Areas.

               A. Upon notice from Developer of the issuance of a grading permit, and prior to site clearing, Nuevo, with the cooperation of Operator, shall, after the receipt of the NTP on a Segment-by-Segment basis, in accordance with the work associated with the Program Segment as further set out in Attachment 4:

i.	“Shut in” the appropriate wells as necessary; and all appurtenant service lines and pipelines for such wells will be drained, flushed and marked in place.

ii.	Disassemble and remove the surface facilities for such wells (test bubbles, manifolds, valves, etc.).

iii.	Remove all well site equipment associated with such wells.

iv.	Remove all of Operator’s surface and subsurface power lines and transformers.

v.	Relocate, as necessary, power lines, pipelines and facilities to service wells located outside of the Development Areas.

vi.	Cause all identified wells impacted by grading to be clearly marked.

vii.	Commence well abandonment operations for those wells that are to be permanently abandoned. Identify and isolate any contaminated soils associated with the wells for remediation as called for in the approved Remedial Action Plan. Soils not meeting the criteria for placement in deep fills, if any, will be removed from the site for appropriate disposal.

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viii.	Remove and crush all well cellars associated with the wells to be abandoned and accommodated; the concrete will be crushed, and stockpiled for later placement by Developer.

ix.	Maintain full authority over the cleanup and remediation operations for any crude oil released as a result of Developer’s performance. All such costs shall be for the account of Developer.

x.	Provide Developer with copies of all inspection records and reports and test results for any contaminated soils associated with the well work.

               B. Upon the issuance of a grading permit, Developer at Developer’s cost shall, on a Segment-by-Segment basis, in accordance with the work associated with the applicable Program Segment as further set out in Attachment 4:

i.	Provide construction staking to define the limits of the area to be cleared and developed.

ii.	If not previously commenced, notify the appropriate Governmental Agencies and all interested parties of the commencement of the soils remediation program as required under the approved Remedial Action Plan. (This assumes that the majority of the soils remediation efforts will occur during the grading operations, and will utilize a modified direct burial approach.)

iii.	Coordinate grading with Nuevo, such that the scheduled sequence of wells to be shut-in or abandoned, as appropriate, is consistent with Developer’s grading program.

iv.	Provide notice to the grading contractor as to the well locations and the necessity of avoiding wells during the clearing and grading operation(s).

v.	Cause a comprehensive health and safety plan to be prepared and submitted to Nuevo and Operator and all the appropriate Governmental Agencies prior to commencement. The plan shall cover both grading and remediation activities.

vi.	If not previously remediated by Nuevo during the soils remediation process of those sites that are set out in Attachment 4 as Developer’s responsibility, remediate (at Developer’s cost) those specific sites requiring remediation identified in the approved Remedial Action Plan that lie within Development Areas or within the grading area adjacent to the Development Areas including

15

exhuming and remediating the contaminated soils which it shall also isolate and stockpile for placement by the Developer in deep fills during the phased grading operation in accordance with the approved Remedial Action Plan. Soils not meeting the criteria for placement in deep fills, if any, will be removed by Developer (at Developer’s cost) from the site for appropriate disposal.

vii.	At all times comply with the mitigation measures of the Final Tonner Hills EIR, and the requirements, as applicable, of the USF&WS Resource Management Plan.

          C. During grading, Nuevo shall, on a Segment-by-Segment basis, in accordance with the Work associated with the applicable Program Segment as further set out in Attachment 4:

i.	Identify and isolate any contaminated soils associated with the wells for remediation as called for in the approved Remedial Action Plan. Isolated soils meeting the criteria of the approved Remedial Action Plan will be stockpiled for placement in deep fills by Nuevo. Soils not meeting the criteria will be removed from the site for appropriate disposal.

ii.	Provide Developer with copies of well abandonment reports for all well abandonment activities completed as provided to and from CDOGGR.

iii.	Design the final Facilities Plan in accordance with the Street and Utility Improvement Plans provided by Developer.

iv.	Relocate temporary service lines serving the oil operations as may be necessary.

          D. During grading, on a Segment-by-segment basis, in accordance with the phasing plan, Developer shall:

i.	Prepare and process the Precise Area Plans and Level B Tentative Maps through the appropriate Governmental Agencies, showing the final lot layout and the Joint Use and Exclusive Use Areas to be retained around the wells remaining in operation. The Precise Area Plans will clearly identify all wells to be abandoned, and identify all abandoned wells that will require methane venting in accordance with the requirements of the Orange County Fire Authority and other appropriate Governmental Agencies.

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ii.	Grade the Development Areas in accordance with the approved Grading Plan.

iii.	Immediately notify Nuevo and Operator in the event Developer excavates any unidentified previously abandoned wells. Developer shall promptly reabandon such wells in accordance with the requirements of all appropriate Governmental Agencies.

iv.	Place soils stockpiled as a result of Developer’s remediation activities within deep fills in accordance with the criteria established within the approved Remedial Action Plan. The location and constituency components of these soils will be detailed and reported in the final grading report prepared by the Developer.

v.	Install all required erosion control devices in accordance with the approved Grading Plan, ensuring that storm runoff will be diverted from the area(s) affected by the Program.

vi.	At all times comply with the General Construction Activity Stormwater Permit.

vii.	Based upon the approved Precise Area Plans, provide Nuevo and Operator with grade elevations and staking for all wells.

viii.	Prepare the grading plans (“Grading Plans”) and process them for approval by the appropriate Governmental Agencies.

ix.	Prepare the final Street and Utility Improvement Plans and process them for approval by the appropriate Governmental Agencies. The Street and Utility Improvement Plans will identify the oil production service facilities as provided by Operator’s Facilities Plan.

x.	Prepare the Level B Final Maps and process them for approval by the appropriate Governmental Agencies, and record such maps at the County Recorder’s office. The Level B Final Maps will identify all Exclusive and Joint Use Areas.

xi.	Identify and dispose of any previously unidentified oil production facilities or third party facilities uncovered during the course of the grading operation.

xii.	Cleanup and remediate any crude oil released during the course of the grading operations according to standards approved by the appropriate Governmental Agency.

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xiii.	Prepare a final soils and geological report on the Development Areas and obtain from the appropriate Governmental Agency, a final compaction certificate relating thereto, within sixty (60) days of completion of grading for each phase.

xiv.	Reabandon or otherwise accommodate, if necessary, any unidentified wells or facilities within the Development Area in accordance with CDOGGR specifications and requirements.

          E. During grading, Developer and Nuevo shall cooperate with each other in the implementation of the Program, as follows:

i.	Design of the Precise Area Plans, Level B Tentative and Final Maps and final Street and Utility Improvement Plans to avoid conflicts between the oil production service facilities and the utilities required to service the Development Areas; Nuevo shall have the reasonable right of approval in event of design conflicts.

ii.	Design the Precise Area Plans to ensure that all Joint and Exclusive Use Areas necessary for the wells and facilities are shown to the Parties and meet all Parties’ joint satisfaction.

iii.	Identification and differentiation of naturally-occurring tar seep or oil-bearing sands from crude oil released as a result of oil operations; provided that unless Developer and Nuevo can conclusively determine that such contamination resulted from ongoing production activity, such contamination shall be presumed to be from naturally-occurring tar seep or oil-bearing sands.

     III. Post-Grading Events:

          A. Upon completion of Grading within the Development Areas, on a Segment-by-Segment basis in accordance with the approved phasing plan, Nuevo shall:

i.	Cause all abandoned wells within the Development Areas to be capped below those grades provided by Developer in accordance with CDOGGR and the requirements of the EIR, Planned Community Text and Area Plan. Final inspections of such wells shall be conducted by CDOGGR.

ii.	Cause all appropriate pumping equipment to be installed within the Exclusive Use Areas.

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iii.	Complete all oil production service facilities to be installed to service the producing and injection wells. Service lines will be connected to the new site and Tank Farm.

iv.	Install permanent pipelines and facilities as determined by Nuevo in its discretion as required for Operator’s continued operations in accordance with grading operations.

v.	Provide as-built drawings to Developer and Operator showing the line and grade for all installed facilities.

vi.	Install seismic monitoring devices as required by the mitigation measures in the Final Tonner Hills Environmental Impact Report.

          B. Upon completion of the GRADING within the Development Areas, on a phase-by-phase basis in accordance with the approved phasing plan, Developer shall:

i.	Install the utility systems in accordance with the approved Street and Utility Improvement Plans.

ii.	Install the street improvements in accordance with the approved Street and Utility Improvement Plans. Such Plans shall make provision for oil field related facilities to the extent deemed necessary by Nuevo to operate wells in the Development Areas. The utility and street improvements are anticipated to take four months beyond the completion of grading.

iii.	Install oil facility screening devices in accordance with the requirements of, and plans approved by, the appropriate Governmental Agencies.

iv.	Provide construction staking for the installation of Operator’s wells, pipelines and facilities within the Development Areas.

v.	Construct methane gas vents over abandoned oil wells as may be necessary to accommodate the housing development.

vi.	Construct all required active and passive methane mitigations as required by the Final Tonner Hills Environmental Impact Report, the Orange County Fire Authority or other Governmental Agency.

          C. Upon completion of grading within the Development Areas, Developer and Nuevo shall cooperate with each other to:

i.	Develop Homebuyer notification language to be supplied by Developer to future surface purchasers with respect to the past and

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continuing oil operations. State Proposition 65 language will be included in any Homebuyer notification.

ii.	Develop Homebuyer notification language for inclusion within the Division of Real Estate Public Report, Grant Deed or Covenants, Conditions and Restrictions, as may be appropriate or required as to the placement of remedial soils within the deep fills.

iii.	Satisfy any EIR mitigation measures regarding the past and continuing oil operations.

iv.	Obtain a conditional case closure letter from the County of Orange Health Care Agency, Division of Environmental Health for the approved Remedial Action Plan.

          2.3 Developer Improvements and Additional Payments. It is understood and agreed that Developer shall have the primary responsibility for and shall, at its sole cost and expense, complete all work required to accomplish the “Developer Improvements” including: (a) soil remediation, (b) relocation of third party easements and licenses (TPEL), (c) all matters to the extent allocated to Developer in Sections 2.1 and 2.2, hereof, (d) Mass/Grading operations in the best commercial manner and completion of such operations in the shortest time but, in all cases, within the time duration set out for the activity in Attachment 4, so as to minimize the disruption of Operator’s remaining Oil Operations, (e) after Final Acceptance by Developer of the completed work, Developer shall be solely responsible for all maintenance, repair, replacement, removal, and reinstallation of such completed work for which Developer assumes Developer’s Liability and for any liability as a result thereof or pertaining thereto. Developer shall bear the cost of future relocation of such work requested by Developer and performed by Operator. Developer shall fully cooperate with Nuevo and Operator in the implementation of the Program. Developer shall (i) timely process all of its permit requests; (ii) comment on all applicable submittals of specifications or plans within five business days; and (iii) make all facilities available for accommodation under the Program such that Nuevo may commence the Project Segment. To the extent that Developer fails to fully and timely cooperate with Nuevo and Nuevo incurs penalties, damages or incremental costs in performing the Program, such penalty, damage or cost shall be the responsibility of Developer and Developer hereby agrees to indemnify and hold Nuevo harmless therefrom. Developer shall also be liable to Operator for any and all incremental cost or expense incurred by Operator in the performance of its work in the Program as a result of Developer’s (or Nuevo’s, if acting on behalf of Developer) failure to fully and timely perform and complete Developer’s Improvements. Developer shall use good faith, commercially reasonable efforts to timely and expeditiously perform its obligations and rights under this Agreement in a manner that minimizes the interruption or curtailment of production and shall be liable to and indemnify Operator for all losses resulting from the failure to do so.

               2.3.1 Processing Costs — Employee Costs. Operator and Nuevo agree not to charge Developer for their employees or overhead costs allocable to such employees in the processing of the Governmental Approvals.

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               2.3.2 Operator Improvements. Nuevo shall submit to Operator the preliminary and final detailed design and engineering of all facilities, pipelines and well accommodation plans (“Operator Improvements”) when completed. Operator shall have ten (10) business days to review and comment on the plans. All final decisions with respect to the plans including pipeline and facility locations, use of new, refurbished or salvaged equipment and materials and the staging of the work to be performed shall be made by Nuevo in the exercise of its reasonable discretion and in a manner consistent with customary oil field practices. Should Operator request changes or modifications to the design and engineering of Operator Improvements other than changes or modifications required by applicable law or governmental regulations and should Nuevo determine that such modifications can be incorporated into the Program within the time duration specified in Attachment 4, Nuevo shall make such modification provided that Operator prepays all incremental costs associated with such modification. Operator shall not request a modification to the wells or well classifications set out in Schedule B to Attachment 4 without first obtaining the written approval of Developer. Incremental costs associated with such well changes, if any, shall be pre-paid by Operator.

               2.3.3. Governmental Modifications. Should the Program be modified to reflect changes that result from decisions of Governmental Entities, court orders or settlement of litigation or by agreement such that fewer wells are accommodated, abandoned, or less infrastructure is removed or altered, then Nuevo shall have no obligation or duty of any kind or character with respect to such wells or facilities that are removed from the Program.

          2.4 Miscellaneous.

               2.4.1 Remedies.

                    2.4.1.1 Default/Cure. Each of the terms, conditions, covenants and provisions of the Development Documents is a material consideration for this Agreement, the breach of which shall be deemed a default hereunder. Said default shall be deemed to have occurred if a Party has not effected a cure within ten (10) days for payment of money hereunder and thirty (30) days for all other defaults of receipt of notice specifying the breach in the case of any of the obligations hereunder; provided, however, except as otherwise specified herein, in the case of a breach of any of Nuevo’s obligations hereunder, other than for the payment of money, which is not capable of being cured within said thirty (30) day period, no default shall be deemed to have occurred so long as Nuevo commences to cure such default within ten (10) days of Notice and thereafter diligently and continuously prosecutes the same to completion; provided however, that any such cure shall be accomplished within ninety (90) days of the event giving rise to the Notice.

                    2.4.1.2 Remedies Cumulative. All rights, options and remedies of either Party contained in this Agreement shall be construed and held to be cumulative, and none of them shall be exclusive of the other, and either Party shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or equity, whether or not stated in this Agreement. Further, either Party may exercise

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hereunder, any of the rights, options and remedies, as and to the extent, described in Sections 5 and 13 of the Development Declaration.

                    2.4.1.3 Arbitration. Except for the right of either party to apply to a court of competent jurisdiction for temporary restraining orders, preliminary injunctions, writs of attachment, writs of possession or other equitable or provisional relief, any controversy, dispute or claim of any kind or nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, without limitation, any claim based on contract, tort or statute, shall be settled by final and binding arbitration by three (3) arbitrators in accordance with the Rules of the American Arbitration Association then in effect (the “Rules”). Each party to the arbitration shall, in accordance with the Rules, nominate one (1) arbitrator to the arbitrational tribunal and the two (2) arbitrators so appointed shall appoint the third arbitrator in accordance with the Rules, the three (3) arbitrators constituting the arbitration tribunal. The arbitration shall be held in Orange County, California. Reasonable discovery shall be allowed in connection with such arbitration. At the request of a party, the arbitration tribunal may issue orders for interim relief as deemed necessary to safeguard property that is the subject of the arbitration or in order to accomplish the objectives of this Agreement. Such interim measures may also be sought from judicial authority having jurisdiction. The decision of the majority of the arbitrators shall be reduced to writing, shall be the sole and exclusive remedy between the parties regarding any and all such disputes or differences, and shall be final and binding on all parties to the arbitration; and, application may be made to any court of competent jurisdiction for an order of enforcement and shall be enforceable in any court of competent jurisdiction. The parties agree to exclude any right of application or appeal to the courts of any jurisdiction in connection with any questions of law arising in the course of arbitration or with respect to any award made, except for enforcement purposes. Consequential, punitive, or incidental or other similar damages shall not be allowed.

     In the event any such arbitration (or other proceeding) is brought to enforce or interpret any of the covenants, terms or provisions of this Agreement, the prevailing party in any and all such arbitration(s) or other proceeding(s), including any bankruptcy proceedings, shall be entitled to recover from the non-prevailing party all of the attorneys’ fees and costs incurred by such party in each and every such arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in this Agreement, attorneys’ fees shall be deemed, to the extent allowed by law, to mean the full and actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to “reasonable attorneys’ fees” as defined in any statute or rule of court.

                    2.4.1.4 Waiver. No waiver by either party of a default under any of the terms of this Agreement by the other, and no delay or failure to enforce any of the terms of this Agreement shall be a waiver of or shall affect a default other than as specified in such waiver. The consent or approval of either party to any act by the other requiring consent or approval shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent similar acts.

               2.4.2. Continuous Operation. Operator agrees to use good faith, commercially reasonable efforts to cooperate with Nuevo so that Nuevo can proceed

22

continuously, diligently and in a timely manner in accordance with the terms and conditions of this Agreement and in accordance with and as required under the Development Documents, and except where mutual agreement is expressly required, if Nuevo cannot proceed continuously and diligently due to Operator’s unexcused failure to cooperate the same shall, at the option of Nuevo, be considered as an event of default herein, except as such failure to so proceed is excused by reason of any Unavoidable Delay.

               2.4.3. Assignment. Nuevo may assign its rights hereunder at any time without the consent of Developer.

               2.4.4 Subdivision Maps and Applications. Subject to the provisions of the Development Documents, if required to do so, and provided there exists no default thereunder, Operator agrees, without cost to Operator and Nuevo, to execute any and all Developer approved Level B Final Maps, applications and petitions pertaining to the development of any portion of the Parcel.

               2.4.5. Captions. The captions used herein are for convenience only, are not part of this Agreement and do not in any way limit or amplify the scope or intent of the terms and provisions hereof.

               2.4.6. Invalidity of a Provision. If any provision of this Agreement shall be adjudged by a court in a final and non-appealable judgment to be void, invalid, illegal or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Agreement, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of this Agreement as a whole, but only to the extent that performance of such remaining provisions would not be inconsistent with the intent and purposes of this Agreement.

               2.4.7. Notices. Any notice to be given or other document to be delivered by any Party to the other or others hereunder, and any payments between parties, may be delivered in person to an officer of any party, or may be delivered by Federal Express, private commercial delivery or courier service for next business day delivery, or may be deposited in the United States mail, duly certified or registered, return receipt requested, with postage prepaid, and addressed to the party for whom intended, as follows:

23

If to Nuevo (“Nuevo”):

Nuevo Energy Company
1021 Main, Suite 2100
Houston, Texas 77002
	Attn:	Phillip A. Gobe
	Phone:	713-374-4832
	Fax:	713-374-4817
	Email:	gobep@nuevoenergy.com

and

	Attn:	Phillip E. Sorbet
	Phone:	661-395-5431
	Fax:	661-395-5294
	Email:	sorbetpp@nuevoenergy.com
Copy to:
Ullom Associates
16149 Redmond Way, Ste. 401
Redmond, Washington 98052
	Fax:	(425) 836-2870
	Phone:	(425) 836-2728
	Email:	ullomjw@aol.com

Nossaman, Guthner, Knox & Elliott, LLP
18101 Von Karman Avenue, Suite 1800
Irvine, California 92612-1047
	Attn:	William P. Tanner, III
	Fax:	(949) 833-7878
	Phone:	(949) 833-7800
	Email:	wtanner@nossaman.com

To Operator:	BlackSand Partners, L.P.
	Attn:	Tim Collins
1801 Broadway, Suite 600
Denver, Colorado 80202
	Fax:	(303) 296-0329
	Phone:	(303) 296-1908
	Email:	timdenver@aol.com

24

Copy to:
Arthur Wright, Esq.
Thompson & Knight LLP
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
	Fax:	(214)999-1695
	Phone:	(214) 969-1409
	Email:	arthur.wright@tklaw.com

           To Developer:

                         To be added upon execution of this Agreement by any Developer.

          Notice may also be given by facsimile transmission (“Fax”) to any party at the respective Fax number given above or by email, provided receipt of such transmission shall be confirmed by follow-up notice within seventy-two (72) hours by another method authorized above. Any party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one above specified. If any notice or other document is sent by mail as aforesaid, the same shall be deemed served or delivered seventy-two (72) hours after the mailing thereof as above provided. Notice by any other method shall be deemed served or delivered upon actual receipt at the address or Fax number listed above.

               2.4.8. Binding Effect. Subject to Section 2.3.3 concerning assignments, it is the intent of the Parties that the covenants, conditions, and agreements imposed by this Agreement (i) shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs and assigns to all or any portion of the Minerals or to a Developer and (ii) all of the obligations of Nuevo as stated herein shall be binding upon and enforceable against Nuevo by any successor to Buyer.

               2.4.9. Further Assurances. Each of the Parties shall execute and deliver all additional papers, documents and other assurances, and shall do all acts and things reasonably necessary in connection with the performance of its obligations hereunder and to carry out the intent of the Parties.

               2.4.10. Time of Essence. Time is of the essence of each provision of this Agreement of which time is an element. Any reference in this Agreement to time for performance of obligations or to elapsed time shall mean consecutive calendar days, months or years, as applicable, unless otherwise explicitly indicated herein.

               2.4.11. Term. This Agreement shall remain in effect from the date first shown above until Final Acceptance or the Expiration of the Development Agreement between Nuevo and Orange County dated December 19, 2002. Expiration of this Agreement shall not terminate any payment obligation, indemnity obligation or assumption of liability all of which shall survive this Agreement and remain in full force and effect.

25

               2.4.12. Attorneys’ Fees. If any action or proceeding is instituted to enforce or interpret any provision of this Agreement the prevailing party shall by entitled to recover such amounts as the court may judge to be reasonable as costs incurred in such action, including, without limitation, court costs and attorneys’ fees.

               2.4.13 Payments. Any amounts which are due and owing to Nuevo or Operator pursuant to the various terms of the Development Documents shall be paid as specified. If any of these amounts are not paid when due, such amounts shall bear interest as specified in the particular Section of the Development Document requiring such payment or, if not so specified, then at the maximum nonusurious rate which may be charged by a nonexempt lender.

               2.4.14 Applicable Law. This Agreement and the documents in the forms attached as exhibits hereto shall be governed by and construed under the laws of the State of California.

     The Parties have executed this Agreement on the date first set forth above.

BLACKSAND PARTNERS, L.P., a Texas Limited Partnership		NUEVO ENERGY COMPANY, a Delaware corporation

By:	BlackSand Energy, Inc.,	By:
a Delaware corporation
George B. Nilsen
Its:	General Partner	Its:	Senior Vice President

By:		By:

	Tim Collins		Phillip A. Gobe
Its:	President	Its:	Chief Operating Officer

26

PAYMENT AND PERFORMANCE AGREEMENT

ATTACHMENT “1”

LEGAL DESCRIPTION OF LAND

ATTACHMENT

1st Amendment to Shareholder Rights Plan
Purchase and Sale Agreement
Purchase and Sale Agreement
Computation of Earnings to Fixed Charges
Subsidiaries of the Registrant
Consent of KPMG LLP
Consent of Ryder Scott Company L.P.
Certification of CEO Pursuant to Section 302
Certification of CFO Pursuant to Section 302
Certification of CEO Pursuant to Section 906
Certification of CFO Pursuant to Section 906

"1"

THOSE PORTIONS OF SECTIONS 1 AND 12, TOWNSHIP 3 SOUTH, RANGE 10 WEST AND SECTIONS 5, 6, 7 AND 8, TOWNSHIP 3 SOUTH, RANGE 9 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, AND IN THE CITY OF BREA, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 51, PAGE 7 OF MISCELLANEOUS MAPS, AND RECORD OF SURVEY FILED IN BOOK 12 PAGE 40, RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133, PAGES 41 THROUGH 46 INCLUSIVE AND RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE, ALL OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY RECORDER, ALSO BEING DESCRIBED IN A DEED, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1

BEGINNING AT A WHITE POST 4 INCHES SQUARE IN MOUND WITH PITS AT THE NORTHEAST CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BEING ALSO THE SOUTHEAST CORNER OF THE RANCHO RINCON DE LA BREA; THENCE ALONG THE PATENT BOUNDARY OF SAID RANCHO RINCON DE LA BREA, NORTH 84° WEST 107.51 CHAINS TO A SAND STONE MARKED R. B. IN MOUND WITH PITS; THENCE ALONG SAID PATENT BOUNDARY NORTH 57° 42' WEST 43.67 CHAINS TO A WHITE POST 4 INCHES SQUARE IN MOUND OF STONE MARKED S. J. C. S. A. AT INTERSECTION OF THE PATENT LINES OF SAID RANCHOS SAN JUAN CAJON DE SANTA ANA AND RINCON DE LA BREA; THENCE ALONG THE PATENT LINE OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, NORTH 76° 25' WEST 62.67 CHAINS TO A 2" X 4" POST MARKED 62.67 IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 58.96 CHAINS TO A 2" X 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 89° EAST 20.00 CHAINS TO A 4" X 4" POST IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 20.00 CHAINS TO A 2" X 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 88° 39' EAST 55.48 CHAINS TO A 2* X 4" POST MARKED 20 IN MOUND WITH PITS; THENCE SOUTH 0° 30' EAST 20.00 CHAINS TO A 2" X 4" POST IN MOUND WITH PITS; THENCE NORTH 89° 45' EAST 134.63 CHAINS TO A 2" X 4" POST MARKED 40.10 IN MOUND WITH PITS UPON THE EASTERN BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA; THENCE ALONG SAME NORTH 4° WEST 47.51 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE WESTERLY 200 ACRES OF THE ABOVE DESCRIBED TRACT.

ALSO EXCEPTING THEREFROM ANY PORTION LYING NORTHERLY OF THE AGREED BOUNDARY LINE AND BOUNDED WESTERLY BY LINE, RUNNING NORTH 28° 30' EAST FROM THE WESTERN TERMINUS OF SAID LINE AS ESTABLISHED BY AGREEMENT BETWEEN THE UNION OIL COMPANY OF CALIFORNIA AND THE GRAHAM-LOFTUS OIL COMPANY, RECORDED JUNE 10, 1905 IN BOOK 120, PAGE 223 OF DEEDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY DEED RECORDED JUNE 28, 1940 IN BOOK

1051, PAGE 301 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY OF SAID LANDS OWNED BY UNION OIL COMPANY OF CALIFORNIA, WHICH WESTERLY BOUNDARY IS ALSO THE EASTERLY BOUNDARY OF THAT CERTAIN 200-ACRE TRACT CONVEYED BY SAID UNION OIL COMPANY OF CALIFORNIA TO GEORGE CHAFFEY BY DEED DATED APRIL 25, 1899, RECORDED JUNE 20, 1899 IN BOOK 44, PAGE 79 OF DEEDS, WHICH POINT OF BEGINNING IS THE POINT OF INTERSECTION OF THE AFORESAID WESTERLY BOUNDARY WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF CENTRAL AVENUE AS THE SAME EXISTED ON MAY 23, 1940 BETWEEN BERRY STREET AND BREA CANYON ROAD; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 73° 32' 24" WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF SAID CENTRAL AVENUE AT SAID POINT OF INTERSECTION (ASSUMED AND TAKEN TO BEAR NORTH 15° 11' 16" EAST), A DISTANCE OF 839.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 10' 11" EAST A DISTANCE OF 1250 FEET; THENCE SOUTH 89° 49' 49" EAST A DISTANCE OF 500 FEET; THENCE SOUTH 65° 23' 11" EAST A DISTANCE OF 604.15 FEET; THENCE SOUTH 0° 10' 11" WEST A DISTANCE OF 1000 FEET; THENCE NORTH 89° 49' 49" WEST A DISTANCE OF 1050 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" X 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 641 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN DEED TO THE BREA-OLINDA UNIFIED SCHOOL DISTRICT OF ORANGE COUNTY, CALIFORNIA, RECORDED SEPTEMBER 11, 1968 IN BOOK 8716, PAGE 437 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN PARCEL 1 OF THE DEED TO THE CITY OF BREA RECORDED JANUARY 16, 1969 IN BOOK 8846, PAGE 971 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS A6471-4, A6471-5, A6471-6 AND A6471-7 OF THAT CERTAIN FINAL ORDER OF CONDEMNATION, SUPERIOR COURT CASE NO. 156220, A CERTIFIED COPY OF WHICH WAS RECORDED SEPTEMBER 29, 1970 IN BOOK 9417, PAGE 364 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS 1 AND 2 AS SHOWN ON PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, TOGETHER WITH THE WEST HALF OF ASSOCIATED ROAD, 80.00 FEET WIDE, AS SHOWN SAID PARCEL MAP NO. 86-243, ADJOINING SAID PARCELS 1 AND 2 ON THE EAST, AND BOUND NORTHEASTERLY BY THE NORTHEASTERLY LINE OF SAID PARCEL MAP NO. 86-243, AND BOUND SOUTHERLY BY THE CENTERLINE OF LAMBERT ROAD AS SHOWN ON SAID PARCEL MAP NO. 86-243.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF PARCEL MAP NO. 83-1179, AS SHOWN ON A MAP FILED IN BOOK 218, PAGES 1 THROUGH 4 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12562, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 4 THROUGH 9 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12563, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 10 THROUGH 15 INCLUSIVE OF MISCELLANEOUS MAPS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN THE DEED TO THE CITY OF BREA RECORDED MARCH 29, 1996 AS INSTRUMENT NO. 19960153320 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18"E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET THENCE NORTH 15°02'00" EAST 103.00 FEET THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18"E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33’18” WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18" E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET
THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY
BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO
BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18";E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33’18” WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 3

THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS. IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM

THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2"; X 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" X 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIPTION WAS COMPILED FROM INFORMATION SUPPLIED BY FIRST AMERICAN TITLE COMPANY PRELIMINARY REPORT NO. 2033601, DATED JUNE 15, 2000 AND PRELIMINARY REPORT NO. 2033661, DATED JUNE 21, 2002.

EXHIBIT “ ‘Al’ SITE DEPICTION ”, IS FOR INFORMATIONAL PURPOSES ONLY.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES
UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S.7297 MY LICENSE EXPIRES 12/31/2004 January 31, 2003 JN: 13207.00

ATTACHMENT “2”

LIST OF ENGINEERING FIRMS PER SECTION 2.1.9

Cawley, Gillespie & Associates, Inc.

DeGolyer & McNaughton, Inc.

Netherland, Sewell & Associates, Inc.

Ryder Scott Company

ATTACHMENT 3 TO EXHIBIT “I”
RELATED THIRD-PARTY EASEMENTS,
CONTRACTS AND LICENSE AGREEMENTS

(Oil Field Related Third Party Easements and License – TPEL)

Recording
Document Type	Date	Grantor	Grantee	Information

Right-of-Way	1/26/82	Union Oil Company of California	Mobil Oil Corporation	82-340271 Los Angeles County

License	8/21/67	Union Oil Company of California	Shell Oil Company	Unrecorded

License PSA	11/10/88	Union Oil Company of California	Shell Western E&P Inc.	Unrecorded

Easement	7/27/62	Union Oil Company of California	Boy Scouts of America, Los Angeles Area Council	8/1/62 6245/654

Easement	9/13/84	Union Oil Company of California	City of Brea	10/11/84 84-421551

Easement	9/10/85	Union Oil Company of California	City of Brea	10/7/85 85-382994

Easement	9/2/86	Union Oil Company of California	Brea H.O.P.E. Inc.	10/1/86 86-459482

Easement	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153323

Easement	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153324

Easement	1/26/82	Union Oil Company of California	Mobil Oil Corporation	3/31/82 Inst. 82-340271 [Los Angeles County]

Easement	8/21/67	Union Oil Company of California	Shell Oil Company	N/A

Easement	11/10/88	Union Oil Company of California	Shell Western E&P Inc.	N/A

Easement	4/1/58	Union Oil Company of California	The Metropolitan Water District of Southern California	5/21/58 4291/400

Easement for Oil	10/16/58	Collier Carbon and	Union Oil	11/3/58

Recording
Document Type	Date	Grantor	Grantee	Information

Wells		Chemical Corporation	Company of California	4470/10

Non-Exclusive Easement and Right-of-Way	7/27/62	Union Oil Company of California	Boy Scouts of America, Los Angeles Area Council	8/1/62 6245/654

Right-of-Way	10/2/62	Union Oil Company of California	Southern California Edison Company	1/18/63 6399/705

Grant of Easement	9/18/78	Union Oil Company of California	Southern California Edison Company	2/5/79 13024/1157

Grant of Easement	5/17/88	Union Oil Company of California, dba UNOCAI	Southern California Edison Company	6/7/88 Inst. 88-268095

Easement	9/15/95	Union Oil Company of California, dba UNOCAI	UNOCAL California Pipeline Company	10/25/95 Inst. 19950473641

Grant of Easement	12/11/95	Union Oil Company of California, dba UNOCAI	Southern California Edison Company	1/4/96 Inst. 19960004773

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153322

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153323

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153324

Easement	5/7/96	Nuevo Energy Company	Union Oil Company of California dba UNOCAI	5/26/96 Inst. 19960254739

Pipeline Right-Of-Way	5/12/02	The Sterns Ranchos Company	Pacific Coast Oil Company	6/25/02 Do not have recording info.

License	5/1/59	Union Oil Company of California	Shell Oil Company	Do not have recording info.

Any other Third Party Easement or License disclosed in Preliminary Title Report #OR-2252674, dated September 13, 2002, First American Title Company.

ADDITIONAL CONTRACTS AND GIFT DEED

1.	Memorandum of Understanding between Nuevo, County of Orange and City of Brea dated December 10, 2002 regarding pre-annexation.

2.	Development Agreement dated December 4, 2002, between Nuevo and County of Orange.

3.	Impact Mitigation Agreement between Brea Olinda Unified School District and Nuevo dated as of October 28, 2002.

4.	Gift Deed dated January 30, 2003 from Nuevo to the Brea-Olinda Unified School District Conveying 0.425 acres, recorded on February , 2003 as Instrument No. .

Attachment 4

Brea Field Development Accommodation Program

Agency
		Category	Responsible		Approval
Cost ($)	Duration	Activity	Party	Action	Required

PRE-PHASE I Initial Activity

170,000	7 weeks	G,T	Nuevo	Preliminary Engineering Design: Pipelines, Tank Farms, Utilities, Power System

300,000	7 weeks	T	Nuevo	SCAQMD Permitting: Tank Farm(s), Compressors, Pumps, Vessel, etc	SCAQMD

	3 months	R	Developer	Re-vegetation of Open Space (Reference Schedule E)	USA COE

3,061,500	36 weeks	A,B,C,D,E	Nuevo	Begin Procurement: Tanks, Vessels, Pipe, Transformers, Pumps

1,830,000	20 weeks	G	Nuevo	Detailed Engineering Design

2,080,000	20 weeks	M,O	Nuevo	Initial Abandonment of Idle Wells & Re-Abandonments (25 Total) Covering All Phases of Project (Reference Well Work Listing - Schedule B)	CALDOGGR

PRE-PHASE I Intermediate Activity

3,061,500	36 weeks	A,B,C,D,E	Nuevo	Continue Procurement: Tanks, Vessels, Pipe, Transformers, Pumps

1,908,200	4 months	R	Nuevo	Remediation Required by EIR (Reference Schedule D)	OCHCA

	4 weeks	G	Nuevo	Building Permits: Tanks, Power System, Vessels	BLDGDEPT

1,150,000	13 weeks	I,M	Nuevo	Removal of Infrastructure within Development Area (Reference Drawings BO-200-2003, 2004, 2005) and Initial Abandonment of Active Wells (17 wells) for Phase I (Reference Well Work Listing - Schedule B)	OCHCA

1,000,000	30 weeks	A,C,F	Nuevo	Begin Construction of Field Infrastructure

1,000,000	30 weeks	D	Nuevo	Begin Construction of Power System

456,000	19 weeks	B	Nuevo	Construct Expanded Tonner Canyon Tank Facility	SCAQMD

			Developer	Tentative Map (needed prior to grading)

PRE-PHASE I Final Activity

1,661,000	30 weeks	A,C,F	Nuevo	Construct Field Infrastructure

			Developer	Corehouse Demolition

1,840,000	30 weeks	D	Nuevo	Construct Power System

500,000	4 weeks	L	Nuevo	Temporary Removal of Equipment for Accommodated Wells (46 wells) for Phase I in Development and Grading Areas (Reference Well Work Listing - Schedule B)

3,417,936	9 months	I,R	Nuevo	East Naranjal Tank Farm Demolition 4 Remediation	OCHCA

PHASE I

			Developer	Grading to include line and grade for wells and associated permanent infrastructure

2,135,000	17 weeks	P	Nuevo	Raise/Lower Wellheads of All Phase I Accommodated Wells (46 Wells) (Reference Well Work Listing-Schedule B)

165,000	4 weeks	M,O	Nuevo	Final Abandonment of Phase I Wells (35 Idle, Re-Abandonments & Active Wells)( Reference Well Work Listing - Schedule B)	CALDOGGR

1,941,000	17 wwks	L	Nuevo	Accommodation for Phase I Accommodated Wells (46 Wells) ( Reference Well Work Listing- Schedule B)

225,000	13 weeks	I,R	Nuevo	Removal of Infrastructure (Reference Drawings BO-200-2003, 2004, 2005) within Development Area and Initial Abandonments of Active Wells (8 wells) for Phase II (Reference Well Work Listing - Schedule B)	CALDOGGR

200,000	4 weeks	I,L	Nuevo	Temporary Removal of Equipment for Accommodated Wells (21 wells) for Phase II (Reference Well Work Listing -Schedule B)

PHASE II

			Developer	Grading to include line and grade for wells and associated permanent infrastructure

900,000	17 weeks	P	Nuevo	Raise/Lower Wellheads of All Phase II Accommodated Wells (21 Wells) (Reference Well Work Listing - Schedule B)

85,000	4 wwks	M,O	Nuevo	Final Abandonment of Phase II Wells (14 Idle, Re-Abandonments & Active Wells)( Reference Well Work Listing -Schedule B)	CALDOGGR

1,018,000	17 weeks	L,H	Nuevo	Accommodation for Phase II Accommodated Wells (21 wells) ( Reference Well Work Listing - Schedule B)

100,000	4 weeks	I,R	Nuevo	Removal of Infrastructure and Initial Abandonment of Active Wells (3 wells) for Phase III Reference Well Work Listing - Schedule B)	CALDOGGR

PHASE III

			Developer	Grading to include line and grade for wells and associated permanent infrastructure

92,000	1 week	M,O	Nuevo	Final Abandonment of Phase III Wells (4 idle and active wells) (Reference Well Work Listing - Schedule B)	CALDOGGR

84,000	4 weeks	S	Nuevo	Seismic Sensor Installation	BLDGDEPT

revised 1-30-03 by mgh

Schedule A

Accommodation Categories

Activity	Brea
Code	Accommodation Costs	($M)

	Infrastructure
A	Water flood	695
B	Production Gathering	2,822
C	Gas Collection	2,296
D	Electrical	5,247
E	Taxes / Freight	1,060
F	Misc.(NDE&Cathodic Protection)	300
G	Engineering	2,000

	Total Infrastructure	14,420

	Other

H	Noise Control, Fencing, & Screens	600
I	Demolition	1,000
J	New Warehouse	76
L	PCP or SPS Units (46)	2,875
M	Well Abandonments (46)	2,760
0	Well Reabandonments (10)	1,000
P	Raise / Lower Wellheads (74)	3,039
R	Soil Remediation	3,850
S	Seismic	80
T	Permits	300

	Total - Other	15,580

	Grand Total	30,000

Revised 1-29-03 mgh

Schedule B

Well Work Listing

	Abandonments
Development				Vaulted	Peripheral
Phase	Idle Wells	Active Wells	Reabandonments*	Wells	Wells

1	EN 17	EN 16	EN 1	EN 26	36 RD
1	EN 18	32 RD	EN 2	46	52
1	33	34	35	79	52 A
1	40	51 A	39	89	55
1	50	75 RD	92	90	55 A
1	51	91		147	73
1	152	144		148	160
1	199	165		150	163
1	215	207		151	173
1	216	208		153	174
1	257	218		171	196
1	268	244		198	206
1	284	258		221	209
1		283		232	210
1		301		256	213
1		304		269	222
1		309		285	223
1				287	224
1				288	225
1				292	249
1				294	282
1				159	302
1				217 RD2
1				247
2	145	80	17	87	37
2	146	81 RD	41	134	74
2		88	42	180	133
2		100	44	211	141
2		164		230	168
2		178		259	176
2		203		276	177
2		251		281	181
2				293	190
2					219
2					220
2					241
2
2
2
2
2
2
2
2
3	197	130
3		192
3		194
Total Wells	16	28	9	33	34

*     Reabandonments subject to verification of need

Schedule B

Schedule C

Drawing List

Drawing Number	Drawing Title

BO-200-2001	Conceptual Pipeline/Electrical Corridor

BO-200-2003	Existing Oil Gathering System for Real Estate Development

BO-200-2004	Existing Gas Gathering System for Real Estate Development

BO-200-2005	Existing Water Injection System for Real Estate Development

Schedule D

Remediation Required By EIR (Nuevo)

As set out in the approved Remedial Action Plan

submitted December 16, 1999, as amended

October 3, 2001, December 27, 2001 and January 13, 2003

Schedule E

Re-Vegetation Of Open Space

As set out in the Biological Assessment included within the

Biological Opinion dated December 30, 2002 as used by

the US Army Corps of Engineers in its Section 404 Permit

EXHIBIT “J”

ASSUMPTION OF OBLIGATIONS

     The undersigned acknowledge and agree that they have received valuable consideration for executing this Assumption of Obligations and assuming all the obligations of Buyer under the Agreement (including specifically without limitation those obligations in Sections 3.2, 3.4, 3.5, 3.7, 5.28 and 5.29 thereof) as the beneficiary of (a) the further transfer of Property Interests, (b) the assignment provisions in Section 5.18 and (c) otherwise in connection with the recitals, covenants and promises between Seller and Buyer in the Agreement, and in exchange therefor, hereby assume, in addition to and not in lieu of the assumption by Buyer of all its duties and obligations under the Agreement, all of Buyer’s duties and obligations under the Agreement; provided, however, that each of the undersigned’s potential liability to Seller pursuant to this Assumption of Obligations shall be limited, to the value and extent of the Property Interests held by such undersigned entity, except to the extent of any insurance, surety or other third party proceeds, contributions and/or liability from which they may benefit relating thereto and which they hereby agree to pursue in each instance with best efforts on behalf of Seller.

     This assumption of obligations shall not apply to an undersigned which does not actually come into possession of any Property Interests; however, the assumption shall specifically apply to any successor in interest, assignee, or grantee. To the extent an undersigned conveys or assigns any of its prospective or actual interests or rights in or to the Property Interests, the undersigned shall require any such successor in interest or assignee to agree in writing to the assumptions of obligations set forth herein.

     Without in any way limiting the effect of the Indemnity Sections or of any other obligation, liability, responsibility or indemnity of Buyer under the Agreement, the following shall apply with respect to this Assumption of Obligations by the undersigned (jointly and severally, “Undersigned”) regarding the Indemnities of Buyer in favor of Seller against Losses in Section 3 of the Agreement (“Indemnity Section”):

     (1) In the event of any mediation, arbitration, reference proceeding, litigation or any other dispute resolution method, procedure and/or endeavor (“Indemnity Controversy”) for which defense and indemnity may be claimed by Seller against Buyer, Seller may demand defense and indemnity from any or all of the Undersigned, at Seller’s sole discretion. Upon such demand, the Undersigned to whom such demand is made shall immediately tender to Seller defense and indemnity pursuant to the terms of the Agreement.

     (2) In any Indemnity Controversy, Buyer and/or any or all of the Undersigned may make a written request of any trier of fact (“Trier”) therein for a specific, special finding (“Finding”) that any liability of Seller for which defense and indemnity applies under the Agreement shall be identified and allocated in whole or in part by such Trier, in its sole discretion, to all or any of the Undersigned and Buyer. For purposes of this Assumption of Obligations, a “Finding” does not occur and is not effective until there is a final judgment or other final, non-appealable resolution of the dispute concerning the Allocation.

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     (3) In the event a Finding is made pursuant to this Assumption of Obligations, Buyer and the Undersigned shall have the responsibility to Seller, from the date of the Finding forward, for only their portion of the Allocation. In the absence of a Finding or prior to the effectiveness of a Finding, Buyer and the Undersigned shall be jointly and severally responsible for the full amount of liability of Seller for which defense and indemnity applies under the Agreement. In no event shall Buyer or the Undersigned have the right to recover from Seller any defense and/or indemnity payments made to Seller under this Assumption of Obligations or the Agreement.

     (4) To the extent any disputes arise between or among Buyer, the Undersigned, or any of them, regarding the matters described in this Assumption of Obligations, Buyer and the Undersigned shall resolve such disputes among themselves. Any such disputes shall not be a matter for which Seller shall be concerned or in which Seller shall be a party or participant, or have any liability whatsoever.

	, a		, a

By:		By:

By:		By:

By:		By:

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EASEMENT AGREEMENT

     THIS EASEMENT AGREEMENT (“Agreement” or “Easement Agreement”), is made this 28th day of February, 2003, by and between NUEVO ENERGY COMPANY, a Delaware corporation (“Grantor”), its successors in interest and assigns and BLACKSAND PARTNERS, L.P., a Texas limited partnership (“Grantee”).

RECITALS

     I. Grantor is the owner of that certain real property consisting of approximately 810 acres, located in the Sphere of Influence of the City of Brea, County of Orange, State of California, more fully described on Attachment A (“Property”). The Property includes the Development Areas on which the Project will be developed by Developer.

     II. Contemporaneously herewith, Grantor sold the Minerals and Appurtenant Interests, including the Property Minerals (lying in, under and through the Property), to Grantee pursuant to that certain Purchase and Sale Agreement dated February 28, 2003 (“Purchase and Sale Agreement” or “PSA”).

     III. The parties now desire to enter into this Easement Agreement upon such terms and conditions as are hereinafter set forth, with the understanding that all rights granted herein by Grantor to Grantee are in addition to, and not in limitation of, the rights enjoyed by Grantee as the Owner of the Minerals, including the Property Minerals.

     IV. Initially capitalized terms not otherwise defined herein shall have the meanings given in the Purchase and Sale Agreement. The word “including” as used in this Easement Agreement shall mean “including without limitation.”

     NOW THEREFORE, in consideration of the Recitals, mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee hereby agree as follows:

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AGREEMENT

EXHIBIT “K”
EASEMENT AGREEMENT

GRANTING EASEMENTS TO MINERAL BUYER FOR,
OIL OPERATIONS

Escrow No. 225674JC

WHEN RECORDED RETURN TO:

BlackSand Partners, L.P.
320 Leyden Street
Denver, Colorado 80220
Attn: Tim Collins

EASEMENT AGREEMENT

     THIS EASEMENT AGREEMENT (“Agreement” or “Easement Agreement”), is made this 28th day of February, 2003, by and between NUEVO ENERGY COMPANY, a Delaware corporation (“Grantor”), its successors in interest and assigns and BLACKSAND PARTNERS, L.P., a Texas limited partnership (“Grantee”).

RECITALS

     I. Grantor is the owner of that certain real property consisting of approximately 810 acres, located in the Sphere of Influence of the City of Brea, County of Orange, State of California, more fully described on Attachment A (“Property”). The Property includes the Development Areas on which the Project will be developed by Developer.

     II. Contemporaneously herewith, Grantor sold the Minerals and Appurtenant Interests, including the Property Minerals (lying in, under and through the Property), to Grantee pursuant to that certain Purchase and Sale Agreement dated February 28, 2003 (“Purchase and Sale Agreement” or “PSA”).

     III. The parties now desire to enter into this Easement Agreement upon such terms and conditions as are hereinafter set forth, with the understanding that all rights granted herein by Grantor to Grantee are in addition to, and not in limitation of, the rights enjoyed by Grantee as the Owner of the Minerals, including the Property Minerals.

     IV. Initially capitalized terms not otherwise defined herein shall have the meanings given in the Purchase and Sale Agreement. The word “including” as used in this Easement Agreement shall mean “including without limitation.”

     NOW THEREFORE, in consideration of the Recitals, mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee hereby agree as follows:

1

A.	GRANT OF EASEMENTS

     GRANTOR HEREBY GRANTS TO GRANTEE, ITS SUCCESSORS AND ASSIGNS, THE FOLLOWING EASEMENTS:

     1. Temporary Easement.

          1.1 A temporary blanket, non-exclusive surface and subsurface easement and right-of-way over the currently existing roads and currently used areas for the use for Oil Operations located in and through the Property described on Attachment A for access, ingress and egress to operate and service each and all of Grantee’s Oil Assets and all Facilities now and in the future on the Property (the “Property Minerals Temporary Easement”).

     This Property Minerals Temporary Easement shall terminate and be quitclaimed by Grantee to Grantor when replaced by the permanent non-exclusive easement set forth below in Section 2.2.3, which such permanent easement shall be determined and configured from the Governmental Approvals of the Level A Final Map or any Level B Final Map.

     2. Permanent Easements. Grantor hereby grants to Grantee the following described permanent easements, to be effective automatically upon the receipt by Grantor of the Governmental Approvals described in Section 1.1 above. No such permanent easement shall be subordinated to any right, entitlement, debt instrument, or instrument of any kind for any purpose. The Grantor and Grantee shall cooperate in good faith in determining the exact location of the permanent easements.

          2.1 Exclusive Easements.

               2.1.1 Exclusive surface easements for the individual wells within the Development Areas and the Open Space Areas, as more particularly set forth in the Purchase and Sale Agreement, including the upper five hundred feet (500’) of the land measured downward from the surface to a depth of five hundred feet (500’) below the surface thereof, around and immediately contiguous to the said individual wells within the Exclusive Use Area of the existing wells within the Development Areas and existing and future wells within Open Space Areas. As more particularly set forth in the PSA: (i) the Development Areas shall mean those portions of the Property that are designated by Developer for improvements in connection with the Project, which will be shown in the Level A Final Map or any Level B Final Map and (ii) the Open Space Areas shall mean those portions of the Property that are designated for open space within the Remainder Parcels in the final Area Plan or the Level A Final Map. The said immediately contiguous Exclusive Use Areas for these wells are anticipated to be approximately (i) ten feet (10’) by ten feet (10’) immediately contiguous to the individual wells within the Development Areas and (ii) sixty feet (60’) by ninety feet (90’) immediately contiguous to the individual wells within the Open Space Areas; the exact configuration of which shall each be determined by Developer at a later date in consultation with Grantee. Provided, however, when an existing well lying within the Development Areas is plugged and abandoned, the easement rights granted hereunder with respect to such existing well shall automatically cease, terminate and be of no further effect, except for Grantee’s required access to promptly remove equipment and facilities therefrom, and to remediate such well site.

2

               2.1.2 Exclusive easements for all well bores for wells drilled in the future from the surface of the real property described on Attachment B to a depth of five hundred feet (500’) below the surface (“Tonner Tank Farm and Main Oil Operations Area”).

          2.2 Non-Exclusive Easements.

               2.2.1 A surface and subsurface easement on, over, under, in and through the Joint Use Areas as more particularly described in Section 1.1.28 of the PSA for the purposes of Oil Operations for the existing wells which are for the joint use of Grantor (or Grantor’s successors in interest, including Developer) and Grantee, and which may be used by Grantee to operate, pull, and rework Grantee’s existing wells, lay, construct, maintain, operate, repair, renew, change the size of and remove pipelines and electrical facilities, together with valves, meters and other necessary appurtenances, for the transportation of oil, petroleum, gas, water and other substances, over, across, along, through in and under the Property. The Joint Use Areas for the said individual wells shall be those areas immediately contiguous to the Exclusive Use Areas and are anticipated to be approximately sixty feet (60’) by ninety feet (90’), the exact configuration of which will each be determined by Developer at a later date in consultation with Grantee. Provided, however, when an existing well lying within the Joint Use Areas is plugged and abandoned, the easement granted hereunder shall automatically cease, terminate and be of no further effect with respect to such existing well, except for Grantee’s required access to promptly remove equipment and facilities therefrom, and to restore and remediate such well site.

               2.2.2 A non-exclusive easement for all existing well bores and for wells drilled in the future from the surface of the real property described on Attachment C to a depth of five hundred feet (500’) below the surface (“Corridor Oil Operations”).

               2.2.3 A surface and subsurface easement and right-of-way on, over, under, in and through all the Property described on Attachment A as necessary to provide Grantee with vehicular and pedestrian access, ingress and egress to each and every Exclusive Use Area, Joint Use Area, Oil Asset, Facility and the Retained Properties, now and in the future on the Property so Grantee may conduct Oil Operations within the Joint Use and Exclusive Use Areas as described herein. Said easements shall be on, over or within, respectively, public streets, where practical, and if not, then on, over or within any area of the Property described on Attachment A necessary to give reasonable and convenient access, ingress and egress so Grantee may conduct such Oil Operations on the land described on Attachments B and C. Said easement shall be of a size reasonably necessary to accommodate all Facilities and turn-arounds therefor, necessary so Grantee may “operate and service” such Facilities on the land described on Attachments B and C in a reasonably convenient fashion.

     B. NO SUBORDINATION

     GRANTOR AGREES THAT THIS EASEMENT AGREEMENT SHALL NOT BE SUBORDINATED TO ANY DEBT INSTRUMENT, OR INSTRUMENT OF ANY KIND FOR ANY PURPOSE.

3

     C. COVENANTS AND ENVIRONMENTAL USE RESTRICTIONS RUNNING WITH THE PROPERTY

     GRANTEE AGREES WITH GRANTOR AS FOLLOWS :

     1. Performance.

          1.1 Access Road. Grantee shall be responsible for construction of an access road, twenty feet (20') in width, engineered, constructed, sloped for drainage and surfaced in such a manner and with such materials as is necessary to withstand eighty thousand (80,000) pounds of well servicing equipment, to the outer perimeter of each of Grantee’s Retained Properties, generally as described on Attachment C.

          1.2 Access for Grantee to Wells. Grantor shall at all times in the future grant Grantee twenty-four (24) hour access to Grantee’s Facilities on the Property described on Attachment A. Grantee and its agents, successors and assigns, shall be provided at all times with access to any gates, and keys to any locks on said gates, that may be constructed on the Property on Attachment A.

     Grantee shall be responsible to Grantor for its proportionate share of all costs for maintenance of or for the ordinary “wear and tear” on streets used by Grantee for access to the Facilities and/or caused by its oil field service vehicles and/or equipment of any kind determined by agreement of the parties, or failing such agreement within thirty (30) days, by Arbitration pursuant to Section 5.9 of the PSA.

     None of Grantee’s easements shall be blocked or otherwise unreasonably interfered with by any person or thing at any time. No vehicles or other items may be placed or stored by Grantor or by a homebuyer or third party (purchaser or otherwise) on any of said easements so as to block access and use of said easements by Grantee. Grantee shall have the right, at all times in the future, to immediately tow any vehicle or other item blocking any of said easements at the owner’s expense.

          1.3 Requirement for Construction of Certain Streets. In construction of the Project Grantor or Developer shall ensure that all of those portions of the streets over which Grantee requires easements for access, ingress and egress to the Facilities shall be engineered, constructed, sloped for drainage and surfaced in such a manner and with such materials as is necessary to withstand eighty thousand (80,000) pounds of well servicing equipment and have a minimum width of clearance of twelve feet (12') and shall otherwise meet all applicable Governmental Agency requirements.

          1.4 Maintenance and Landscaping. Grantee shall be responsible for the maintenance and upkeep inside the fences on all areas of the Property described on Attachment A including the Exclusive Use Areas and Retained Properties. Such maintenance shall include, without limitation, all streets, other access roads, walls, fences, gates and landscaping surrounding the Exclusive Use Areas and Retained Properties. In the event Governmental Agency regulations conflict with the provisions of this Easement Agreement, Grantee shall comply with said Governmental Agency regulations; otherwise, the terms and conditions of this Easement Agreement shall control.

4

          1.5 No Structures on Joint Use Areas: No underground or above ground structure of any kind, including walls and fences, shall be allowed within the Joint Use Areas unless approved by Grantor in writing as to design, materials and construction techniques, which approval shall not be unreasonably withheld.

D. MISCELLANEOUS PROVISIONS

     1. Incorporation of Recitals and Attachments. Grantor and Grantee hereby incorporate into the terms of this Agreement each and every one of the Recitals contained in paragraphs I through IV, inclusive, and all the Attachments (with their attachments and exhibits), as though fully set forth herein.

     2. The parties hereto agree that all defined terms in this Easement Agreement shall be as defined in the Purchase and Sale Agreement between the parties, to which this Easement Agreement is Exhibit “K,” unless specifically defined otherwise herein. As used in this Easement Agreement, the term “to operate and service” each of Grantee’s oil wells and related oil field facilities or words of comparable meaning shall include, without limitation, now and in the future, the right to drill for, explore, re-drill, work, rework and/or complete or re-complete wells for oil, gas and other hydrocarbon substances, water and minerals, of every type and nature (collectively, “Oil Assets” or “Property Minerals”), together with the right to produce, store and inject water and other substances for secondary and/or tertiary recovery operations or to use other techniques, whether now known or unknown, and to produce, take, treat, store and sell oil, gas and other hydrocarbon substances from the Property together with the right to permanently place, locate, relocate, construct, reconstruct, maintain, operate, use, repair, replace, remove, move, change the size of, increase the number of and remove: all wells, pipelines, utilities (including without limitation water lines and power lines), buildings, facilities, equipment and fixtures necessary or desirable for Seller’s continued operation of the oil and gas field (collectively, “Facilities”), on, over, under, in and through the Property, together with the right of ingress and egress from the Property to all Exclusive and Joint Use Areas, Retained Properties and all Facilities wheresoever located on the Property.

     3. Attorneys’ Fees. In the event of any dispute between the parties hereto or the institution of any action or proceeding to interpret or enforce this Easement Agreement, or arising out of the subject matter of this Easement Agreement, the prevailing party shall be entitled to recover its actual expenses, attorneys’ fees and costs, including professional or expert consultation or testimony and paralegal fees, both at trial and on any appeal and in any administrative proceeding, including any bankruptcy proceeding.

     4. Notices. Any notice to be given or other document to be delivered by any Party to the other or others hereunder, and any payments from Grantor to Grantee, may be delivered in person to an officer of any party, or may be delivered by Federal Express, private commercial delivery or courier service for next business day delivery, or may be deposited in the United States mail, duly certified or registered, return receipt requested, with postage prepaid, and addressed to the party for whom intended, as follows:

5

If to Grantor:
Nuevo Energy Company
1021 Main, Suite 2100
Houston, Texas 77002
		Attn:	Phillip A. Gobe
		Fax:	(713) 374-4817
		Phone:	(713) 374-4832
		Email:	gobep@nuevoenergy.com

and

		Attn:	Phil Sorbet
1200 Discovery Drive, Suite 500
Bakersfield, CA 93309
		Fax:	(661) 395-5294
		Phone:	(661) 395-5431
		Email:	sorbetp@nuevoenergy.com

Copy to:
Ullom Associates
16149 Redmond Way, Ste. 401
Redmond, Washington 98052
		Fax:	(425) 836-2870
		Phone:	(425) 836-2728
		Email:	ullomjw@aol.com

To Grantee:		BlackSand Partners, L.P.
BlackSand Energy, Inc.
1801 Broadway, Suite 600
Denver, Colorado 80202
		Attn:	Tim Collins
		Fax:	(303) 296-0329
		Phone:	(303) 296-1908
		Email:	timdenver@aol.com

and

Thompson & Knight LLP
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
		Attn:	Arthur Wright, Esq.
		Fax:	(214) 969-1751
		Phone:	(214) 969-1409
		Email:	arthur.wright@tklaw.com

6

Copy to:

Kent G. Snyder, Esq. 2212 Dupont Drive, Suite B Irvine, California 92612 Fax: (949) 833-8209 Phone: (949) 833-9078 Email: ksnyder@winstarmail.com

     Notice may also be given by facsimile transmission (“Fax”) to any party at the respective Fax number given above or by email, provided receipt of such transmission shall be confirmed by follow-up notice within seventy-two (72) hours by another method authorized above. Any party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one above specified. If any notice or other document is sent by mail as aforesaid, the same shall be deemed served or delivered seventy-two (72) hours after the mailing thereof as above provided. Notice by any other method shall be deemed served or delivered upon actual receipt at the address or Fax number listed above.

     5.     Interpretation: Governing Law. This Easement Agreement shall be construed according to its fair meaning and as if prepared by both parties hereto. This Easement Agreement shall be construed in accordance with the laws of the State of California. Any action shall be brought in a court of competent jurisdiction located in Orange County, California. The parties understand and agree that the rights granted herein are “private” and may be restricted, modified or nullified (collectively, “Nullification”) by the actions of Governmental Agencies; and that Grantor makes no representation, promise or covenant that Nullification will not occur.

     6.     No Waiver. No delay or omission by either party hereto in exercising any right or power accruing upon the compliance or failure of performance by the other party hereto under the provisions of this Easement Agreement shall impair any such right or power or to be construed to be a waiver thereof. A waiver by either party hereto of a breach of any of the covenants, conditions or agreements hereto to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions or conditions hereof.

     7.     Modifications. Any alteration, change or modification of or to this Easement Agreement, in order to become effective, shall be made by written instrument, and in each such instance executed on behalf of each party hereto, and duly recorded by the Orange County recorder.

     8.     Severability. If any term, provision, condition or covenant of this Easement Agreement or the application thereof to any party or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this instrument, or the application of such term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Easement Agreement shall be valid and enforceable to the fullest extent permitted by law.

7

     9.     Time is of the Essence. Time is hereby expressly made of the essence in this Easement Agreement and each term and provision hereof, and Grantor and Grantee specifically agree to strictly comply and perform their obligations herein in the time and manner specified and waive any and all rights to claim such compliance by mere substantial compliance with the terms of this Easement Agreement.

     10.     Authority and Capacity. Each of the persons signing this Easement Agreement represents and warrants that he or she is authorized to execute and deliver this Easement Agreement and that this Easement Agreement will be binding upon the party for whom such person has signed, and that the signature of no other party or person is required in order to bind such party. Each person executing this Easement Agreement on behalf of a corporation or other entity represents and warrants that he or she is duly authorized to execute and deliver this Easement Agreement on behalf of such corporation or other entity in accordance with authority granted under the formation documents of such entity, that all conditions to the exercise of such authority have been satisfied, and that this Easement Agreement will be binding upon such entity in accordance with its terms.

     11.     Titles and Captions. Titles and captions are for convenience only and shall not constitute a portion of this Easement Agreement.

     12.     Gender. As used in this Easement Agreement, masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others wherever and whenever the context so dictates.

     13.     Execution in Counterparts. This Easement Agreement may be executed in several counterparts, and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

     14.     Binding Effect; Runs with the Property. This Easement Agreement and all its provisions shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto and/or to the Property and/or any portion thereof. Every person or entity who now or hereafter owns or acquires any right, title or interest in or to any portion of the Property, shall be deemed to have consented and agreed to each and all of the provisions hereof, whether or not any reference to this Easement Agreement is contained in the instrument by which such person or entity acquired an interest therein.

     15.     Conflicts. This Easement Agreement is granted subject to the terms and provisions of the Purchase and Sale Agreement and the Grant Deed. If there is a conflict between the terms of this Easement Agreement, the Purchase and Sale Agreement and the Grant Deed, the interpretation thereof shall be conclusively determined by reference to the following documents in the order listed below:

(a)	Purchase and Sale Agreement

(b)	Grant Deed

(c)	Easement Agreement

8

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

“Grantor”

NUEVO ENERGY COMPANY, a Delaware corporation

By:

George Nilsen
Title: Senior Vice President

By:

Bruce Murchinson
Title: Senior Vice President and General Counsel

“Grantee”

BLACKSAND PARTNERS, L.P., a Texas limited partnership

By:

Title: General Partner

By:

Title:

By:

Title:

9

State of California	)
)
County of Orange	)

     On                  before me,                                                  , personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of California	)
)
County of Orange	)

     On                  before me,                                        , personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

ATTACHMENT A

LEGAL DESCRIPTION OF THE PROPERTY

Attachment A

ATTACHMENT “A”

THOSE PORTIONS OF SECTIONS 1 AND 12, TOWNSHIP 3 SOUTH, RANGE 10 WEST AND SECTIONS 5,6,7 AND 8, TOWNSHIP 3 SOUTH, RANGE 9 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, AND IN THE CITY OF BREA, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 51, PAGE 7 OF MISCELLANEOUS MAPS, AND RECORD OF SURVEY FILED IN BOOK 12 PAGE 40, RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133, PAGES 41 THROUGH 46 INCLUSIVE AND RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE, ALL OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY RECORDER, ALSO BEING DESCRIBED IN A DEED, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1

BEGINNING AT A WHITE POST 4 INCHES SQUARE IN MOUND WITH PITS AT THE NORTHEAST CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BEING ALSO THE SOUTHEAST CORNER OF THE RANCHO RINCON DE LA BREA; THENCE ALONG THE PATENT BOUNDARY OF SAID RANCHO RINCON DE LA BREA, NORTH 84° WEST 107.51 CHAINS TO A SAND STONE MARKED R. B. IN MOUND WITH PITS; THENCE ALONG SAID PATENT BOUNDARY NORTH 57° 42' WEST 43.67 CHAINS TO A WHITE POST 4 INCHES SQUARE IN MOUND OF STONE MARKED S. J. C. S. A. AT INTERSECTION OF THE PATENT LINES OF SAID RANCHOS SAN JUAN CAJON DE SANTA ANA AND RINCON DE LA BREA; THENCE ALONG THE PATENT LINE OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, NORTH 76° 25' WEST 62.67 CHAINS TO A 2" X 4" POST MARKED 62.67 IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 58.96 CHAINS TO A 2" × 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 89° EAST 20.00 CHAINS TO A 4" × 4" POST IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 20.00 CHAINS TO A 2" × 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 88° 39' EAST 55.48 CHAINS TO A 2" × 4" POST MARKED 20 IN MOUND WITH PITS; THENCE SOUTH 0° 30' EAST 20.00 CHAINS TO A 2" × 4" POST IN MOUND WITH PITS; THENCE NORTH 89° 45" EAST 134.63 CHAINS TO A 2" × 4" POST MARKED 40.10 IN MOUND WITH PITS UPON THE EASTERN BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA; THENCE ALONG SAME NORTH 4° WEST 47.51 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE WESTERLY 200 ACRES OF THE ABOVE DESCRIBED TRACT.

ALSO EXCEPTING THEREFROM ANY PORTION LYING NORTHERLY OF THE AGREED BOUNDARY LINE AND BOUNDED WESTERLY BY LINE, RUNNING NORTH 28° 30' EAST FROM THE WESTERN TERMINUS OF SAID LINE AS ESTABLISHED BY AGREEMENT BETWEEN THE UNION OIL COMPANY OF CALIFORNIA AND THE GRAHAM-LOFTUS OIL COMPANY, RECORDED JUNE 10, 1905 IN BOOK 120, PAGE 223 OF DEEDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY DEED RECORDED JUNE 28, 1940 IN BOOK

1051, PAGE 301 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY OF SAID LANDS OWNED BY UNION OIL COMPANY OF CALIFORNIA, WHICH WESTERLY BOUNDARY IS ALSO THE EASTERLY BOUNDARY OF THAT CERTAIN 200-ACRE TRACT CONVEYED BY SAID UNION OIL COMPANY OF CALIFORNIA TO GEORGE CHAFFEY BY DEED DATED APRIL 25, 1899, RECORDED JUNE 20, 1899 IN BOOK 44, PAGE 79 OF DEEDS, WHICH POINT OF BEGINNING IS THE POINT OF INTERSECTION OF THE AFORESAID WESTERLY BOUNDARY WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF CENTRAL AVENUE AS THE SAME EXISTED ON MAY 23, 1940 BETWEEN BERRY STREET AND BREA CANYON ROAD; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 73° 32' 24" WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF SAID CENTRAL AVENUE AT SAID POINT OF INTERSECTION (ASSUMED AND TAKEN TO BEAR NORTH 15° 11' 16" EAST), A DISTANCE OF 839.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 10' 11" EAST A DISTANCE OF 1250 FEET; THENCE SOUTH 89° 49' 49" EAST A DISTANCE OF 500 FEET; THENCE SOUTH 65° 23' 11" EAST A DISTANCE OF 604.15 FEET; THENCE SOUTH 0° 10' 11" WEST A DISTANCE OF 1000 FEET; THENCE NORTH 89° 49' 49" WEST A DISTANCE OF 1050 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" × 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" × 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 641 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN DEED TO THE BREA-OLINDA UNIFIED SCHOOL DISTRICT OF ORANGE COUNTY, CALIFORNIA, RECORDED SEPTEMBER 11, 1968 IN BOOK 8716, PAGE 437 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN PARCEL 1 OF THE DEED TO THE CITY OF BREA RECORDED JANUARY 16, 1969 IN BOOK 8846, PAGE 971 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS A6471–4, A6471–5, A6471–6 AND A6471–7 OF THAT CERTAIN FINAL ORDER OF CONDEMNATION, SUPERIOR COURT CASE NO. 156220, A CERTIFIED COPY OF WHICH WAS RECORDED SEPTEMBER 29, 1970 IN BOOK 9417, PAGE 364 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS 1 AND 2 AS SHOWN ON PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, TOGETHER WITH THE WEST HALF OF ASSOCIATED ROAD, 80.00 FEET WIDE, AS SHOWN SAID PARCEL MAP NO. 86-243, ADJOINING SAID PARCELS 1 AND 2 ON THE EAST, AND BOUND NORTHEASTERLY BY THE NORTHEASTERLY LINE OF SAID PARCEL MAP NO. 86-243, AND BOUND SOUTHERLY BY THE CENTERLINE OF LAMBERT ROAD AS SHOWN ON SAID PARCEL MAP NO. 86-243.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF PARCEL MAP NO. 83-1179, AS SHOWN ON A MAP FILED IN BOOK 218, PAGES 1 THROUGH 4 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12562, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 4 THROUGH 9 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12563, AS SHOWN ON A MAP FILED IN BOOK 579. PAGES 10 THROUGH 15 INCLUSIVE OF MISCELLANEOUS MAPS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN THE DEED TO THE CITY OF BREA RECORDED MARCH 29, 1996 AS INSTRUMENT NO. 19960153320 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18“E 381.48' “ ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE-NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18“E 381.48' “;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18“E 381.48' “ ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET
THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18“E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33' 18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 3

THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM

THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" × 2” STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" × 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" × 2" STAKE; THENCE SOOTH 4° 11' 44" WEST 1750.00 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIPTION WAS COMPILED FROM INFORMATION SUPPLIED BY FIRST AMERICAN TITLE COMPANY PRELIMINARY REPORT NO. 2033601, DATED JUNE 15, 2000 AND PRELIMINARY REPORT NO. 2033661, DATED JUNE 21, 2002.

EXHIBIT “ ‘A1’ SITE DEPICTION ”, IS FOR INFORMATIONAL PURPOSES ONLY.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S.7297 MY LICENSE EXPIRES 12/31/2004

January 31, 2003 JN: 13207.00

ATTACHMENT B

LEGAL DESCRIPTION AND DEPICTION OF THE RETAINED PROPERTY

(Tonner Tank Farm and Main Oil Operations Area)

(Attached)

Attachment B

ATTACHMENT B

Main Operations Area

THAT PORTION OF PARCEL 1 OF LOT LINE ADJUSTMENT NO. LL 2000-054, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, RECORDED AUGUST 13, 2001, AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, ALSO AS SHOWN ON RECORD OF SURVEY NO. 2001-1007 FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEASTERLY CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, SAID POINT ALSO BE THE EASTERLY TERMINUS OF A COURSE SHOWN AS “ N 85° 05' 11" W 7072.20' ”, ALL AS SHOWN ON SAID RECORD OF SURVEY;

THENCE SOUTH 80°59' 00" WEST 1400.50 FEET TO THE TRUE POINT OF BEGINNING;
THENCE NORTH 87°13' 00" WEST 55.00 FEET;
THENCE SOUTH 05°07' 00" WEST 166.50 FEET;
THENCE SOUTH 04°43' 00" WEST 147.00 FEET;
THENCE SOUTH 59°48' 00" WEST 445.00 FEET;
THENCE SOUTH 79°51' 00" WEST 184.00 FEET;
THENCE NORTH 58°19' 00" WEST 182.00 FEET;
THENCE NORTH 01°18' 00" WEST 59.00 FEET;
THENCE NORTH 70°00' 00" WEST 539.50 FEET;
THENCE NORTH 20°43' 00" WEST 65.00 FEET;
THENCE NORTH 07°13' 00" EAST 107.50 FEET;
THENCE NORTH 42°37' 00" EAST 113.50 FEET;
THENCE NORTH 43.00 FEET;
THENCE NORTH 76°51' 00" EAST 126.00 FEET;
THENCE SOUTH 61°35' 00" EAST 167.00 FEET;
THENCE SOUTH 77°57' 00" EAST 142.00 FEET;
THENCE NORTH 61°12' 00" EAST 185.00 FEET;
THENCE EAST 139.00 FEET;
THENCE NORTH 51°53' 00" EAST 295.00 FEET;
THENCE NORTH 72°10' 00" EAST 123.00 FEET;
THENCE SOUTH 60°44' 00" EAST 108.50 FEET;
THENCE SOUTH 43°15' 00" EAST 91.94 FEET;
THENCE SOUTH 08°45' 00" EAST 177.62 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 15.062 ACRES, MORE OR LESS.

ALSO AS SHOWN ON DEPICTION, ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S.7297 MY LICENSE EXPIRES 12/31/2004

February 11, 2003
JN: 13209.00.042

ATTACHMENT B

Main Operations Area

BEING A PORTION OF PARCEL 1 OF LLA NO. LL 2000-054, RECORDED AS INSTRUMENT NO. 20010557229, OFFICIAL RECORDS, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA

P.O.B.
NE'LY COR
RO. SAN JUAN
CAJON DE
SANTA ANA
SCALE: 1" = 400'
N85°05'11"W 7072.20'
RANCHO RINCON DE LA BREA
RANCHO SAN JUAN CAJON DE SANTA ANA
S80°59'00" W 1400.50'
E'LY LINE RANCHO SAN
JUAN CAJON DE SANTA ANA
℄ VALENCIA AVE.
O.R. 8846/971
S60°44'00"E 108.50'
L13
N72°10'00"E 123.00'
L14
T.P.O.B.
N87°13'00"W 55.00'
L1
L12
S04°43'00"W
147.00'
RS NO. 2001-1007
R.S.B. 187/2-7
PARCEL 1
L11
LOT 14
15.062 ± AC.
L10
L9
S59°48'00"W
445.00'
L8
L7
℄ LAMBERT ROAD
S79°51'00"W
184.00'
L6
L5
N70°00'00"W
539.50'
L2
N58°19'00"W
182.00'
L4
L3
L.L.A. LL- 2000-054
INST. NO. 20010557229, O.R.

BEARING TABLE		
NO.	BEARING	DISTANCE
L1	S05°07'00"W	166.50'
L2	N01°18'00"W	59.00'
L3	N20°43'00"W	65.00'
L4	N07°13'00"E	107.50'
L5	N42°37'00"E	113.50'
L6	NORTH	43.00'
L7	N76°51'00"E	126.00'
L8	S61°35'00"E	167.00'
L9	S77°57'00"E	142.00'
L10	N61°12'00"E	185.00'
L11	EAST	139.00'
L12	N51°53'00"E	295.00'
L13	S43°15'00"E	91.94'
L14	S08°45'00"E	177.62'

LICENSED LAND SURVEYOR
KATHLEEN SUSAN TETREAULT
Exp. 12/31/04
No. 7297
STATE OF CALIFORNIA

THIS EXHIBIT WAS PREPARED BY ME OR UNDER MY DIRECTION.

The Keith Companies TKC
19 TECHNOLOGY DRIVE IRVINE, CA 92618 TEL: (949) 923-6000

DATE:	02/11/03	JOB NO.	13207.00.042

ATTACHMENT B

Tonner Tank Farm

THAT PORTION OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA AS SHOWN ON RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 2 THROUGH 7 INCLUSIVE, AND RECORD OF SURVEY NO. 91-1007, FILED IN BOOK 133, PAGES 41 THROUGH 46 INCLUSIVE, BOTH OF RECORDS OF SURVEY IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT “STEARNS NO. 6”, SAID CORNER BEING AN ANGLE POINT ON THE NORTHERLY BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, SAID POINT ALSO BEING THE NORTHWESTERLY TERMINUS OF A COURSE SHOWN AS “ N 57°15'12" W 644.58' ”, ALL AS SHOWN ON SAID RECORD OF SURVEY NO. 2001-1007;

THENCE SOUTH 62°27'00" WEST 562.00 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 60°43'00" EAST 380.00 FEET;
THENCE SOUTH 29’17'00" WEST 150.00 FEET;
THENCE NORTH 60°43'00" WEST 380.00 FEET;
THENCE NORTH 29°17'00" EAST 150.00 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 1.308 ACRES, MORE OR LESS.

ALSO AS SHOWN ON DEPICTION, ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT, P.L.S.7297 MY LICENSE EXPIRES 12/31/2004

February 11, 2003
JN: 13209.00.042

ATTACHMENT B

Tonner Tank Farm

RANCHO RINCON DE LA BREA
RANCHO SAN JUAN CAJON DE SANTA ANA
℄ BREA BLVD.
P.O.B.
STEARNS NO. 6
SCALE: 1" = 200'
S62°27'00"W 562.00'
N57°15'12"W 664.58'
T.P.O.B.
N29°17'00"E
150.00'
S60°43'00"E 380.00'
LOT 15
1.308 ± AC.
N60°43'00"W 380.00'
S29°17'00"W
150.00'
R.S. NO. 2001-1007
R.S.B. 187 /2-7
R.S. NO. 91-1007
R.S.B. 133/ 41-46
FREEWAY
57

LICENSED LAND SURVEYOR
KATHLEEN SUSAN TETREAULT
Exp. 12/31/04
No. 7297
STATE OF CALIFORNIA

THIS EXHIBIT WAS PREPARED BY ME OR UNDER MY DIRECTION.

The Keith Companies TKC

19 TECHNOLOGY DRIVE IRVINE, CA 92618 TEL: (949) 923-6000

DATE:	02/11/03	JOB NO.	13207.00.042

ATTACHMENT C

LEGAL DESCRIPTION AND DEPICTION OF THE CORRIDOR OIL OPERATIONS
AREA WITHIN THE DEVELOPMENT AREA

(Attached)

Attachment C

ATTACHMENT C

Corridor Oil Operations Area

THAT PORTION OF PARCEL 1 OF LOT LINE ADJUSTMENT NO. LL 2000-054, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, RECORDED AUGUST 13, 2001, AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, ALSO AS SHOWN ON RECORD OF SURVEY NO. 2001-1007 FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEASTERLY CORNER OF SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 9 WEST, SAN BERNARDINO MERIDIAN IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, SAID POINT ALSO BEING THE EASTERLY TERMINUS OF A COURSE SHOWN AS “N 89°47'12" W 2289.20' ”, ALL AS SHOWN ON SAID RECORD OF SURVEY;

THENCE NORTH 03°22'00" EAST 1080.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 22°00'00" WEST 106.00 FEET;
THENCE NORTH 46°00'00" EAST 86.00 FEET;
THENCE NORTH 38°00'00" EAST 185.00 FEET;
THENCE NORTH 84°00'00" EAST 267.00 FEET;
THENCE NORTH 72°00'00" EAST 204.00 FEET;
THENCE NORTH 79°00'00" EAST 178.00 FEET;
THENCE SOUTH 03°00'00" EAST 100.00 FEET;
THENCE SOUTH 79°00'00" WEST 159.00 FEET;
THENCE SOUTH 72°00'00" WEST 208.00 FEET;
THENCE SOUTH 84°00'00" WEST 236.00 FEET;
THENCE SOUTH 38°00'00" WEST 150.00 FEET;
THENCE SOUTH 46°00'00" WEST 131.53 FEET; TO THE TRUE POINT OF BEGINNING.

CONTAINING 2.045 ACRES, MORE OR LESS.

ALSO AS SHOWN ON DEPICTION, ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES
UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S.7297
MY LICENSE EXPIRES 12/31/2004

February 11, 2003
JN: 13209.00.042

ATTACHMENT C

Corridor Oil Operations Area

THAT PORTION OF PARCEL 1 OF LLA NO. LL 2000-054, RECORDED AS INSTRUMENT NO. 20010557229, OFFICIAL RECORDS, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA

N79°00'00"E 178.00'
N72°00'00"E 204.00'
N84°00'00"E 267.00'
S03°00'00"E 100.00'
N38°00'00"E 185.00'
±2.045 AC.
S79°00'00"W 159.00'
N46°00'00"E 86.00'
S72°00'00"W 208.00'
S84°00'00"W 236.00'
N22°00'00"W 106.00'
S38°00'00"W 150.00'
S46°00'00"W 131.53'
T.P.O.B.
SCALE: 1" = 400'
PARCEL 1
RS NO. 2001-1007
R.S.B. 187/2-7
N03°22'00"E 1080.00'
L.L.A. LL- 2000-054
INST. NO. 20010557229, O.R.
P.O.B.
NE COR. SE1/4, SEC 7
7
8
N89°47'12"W 2289.20'
℄ VALENCIA AVE.
℄ LAMBERT ROAD

LICENSED LAND SURVEYOR
KATHLEEN SUSAN TETREAULT
Exp. 12/31/04
No. 7297
STATE OF CALIFORNIA

THIS EXHIBIT WAS PREPARED BY ME OR UNDER MY DIRECTION.

K:\13207.00\DWG\PRSE0116.DWG

The Keith Companies
TKC
19 TECHNOLOGY DRIVE IRVINE, CA 92618 TEL: (949) 923-6000

DATE:	02/11/03	JOB NO.	13207.00.042

MINERAL AGREEMENT

DECLARATION OF DEVELOPMENT COVENANTS,

CONDITIONS AND RESTRICTIONS

MINERAL AGREEMENT

EXHIBIT “L”

DECLARATION OF DEVELOPMENT COVENANTS

CONDITIONS AND RESTRICTIONS

TABLE OF CONTENTS FOR

DECLARATION OF DEVELOPMENT COVENANTS,

CONDITIONS AND RESTRICTIONS

DESCRIPTION		PAGE
Section 1.	Definitions	2
Section 2.	Nuevo (or Seller) Improvements, Including Program	3
	I. Post closure-Pre Grading Events	12
	II. Site Clearing and Site Grading Events Within the Development Areas	15
	III. Post-Grading Events	19
2.3 Developer Improvements and Additional Payments		21
Section 3.	Condition of the Property (Disclosures); Compliance with Project Requirements; Development Costs, Taxes and Assessments; Insurance; Indemnities; Retained Obligations	22
Section 4.	Natural Hazard Zones	32
Section 5.	Release	33
Section 6.	Enforcement: Assignment By Declarant	33
Section 7.	Amendments	33
Section 8.	Captions	33
Section 9.	Governing Law	33
Section 10.	Arbitration/Attorneys’Fees	34
Section 11.	Severability	34
Section 12.	Gender and Number	34
Section 13.	Covenants to Run with the Land; Term; Unilateral Amendment for Program	35
Section 14.	Notices	36
Section 15.	Effect of Declaration	37
Section 16.	Rights of Mortgagees	37
Section 17.	Waiver of Jury Trial	38
Section 18.	No Agency or Partnership	38
Section 19.	Assignment of Agreement	38
Section 20.	Stand Alone Insurance	38
Section 21.	Further Assurances and Cooperation	39
Section 22	Continuing Seller Interests	40
Section 23	Unocal Asset Purchase Agreement	40
Section 24.	Unavoidable Delay	40
Section 25	Waiver, Release, and Indemnities: Limitations Under the PAPA	41
Section 26	Notice on Approved Transfer	41
Section 27	Assumption of Obligations	41

i

ATTACHMENT “1”	–	DESCRIPTION OF LAND

ATTACHMENT “2”	–	DESCRIPTION OF COVERED PROPERTY (MINERALS)

ATTACHMENT “3”	–	DESCRIPTION OF BENEFITED PROPERTY
(SURFACE FEE INTEREST IN THE LAND)

ATTACHMENT “4”	–	TPEL

ii

DECLARATION OF DEVELOPMENT COVENANTS,

CONDITIONS AND RESTRICTIONS

     THIS DECLARATION OF DEVELOPMENT COVENANTS, CONDITIONS AND RESTRICTIONS (hereinafter “Declaration” or “Development Declaration”) is made this _____ day of __________, 2003, by NUEVO ENERGY COMPANY, a Delaware corporation (“Declarant,” “Seller” or “Nuevo”). Declarant shall include any of its successors and assigns.

RECITALS

     A. Declarant is the owner of that certain real property, consisting of approximately 810 acres, located in the County of Orange, State of California (“Land” or “Property”). Declarant is selling the mineral fee interests lying in and under the Land and other mineral fee interests owned by Declarant (collectively, “Minerals” or “Covered Property”) to Buyer immediately after the recordation hereof with the county recorder of the Country.

     B. Declarant has already taken steps toward the preparation of portions (“Development Areas”) of the surface fee interest in the Land (“Surface”) for development, including the submission of certain governmental approval documents and applications for the Project to governmental Agencies. Buyer and Declarant agree that the completion of the Well Abandonment and Oil Field Accommodation Program (“Program”) for the Covered Property and the Development Areas will be accomplished by Buyer and Declarant as provided in the PAPA and as specified herein, in conjunction with Developer’s development of the Project.

     C. Buyer is purchasing the Covered Property from Declarant on the terms, covenants, conditions and restrictions (collectively, “Restrictions”) set forth in this Declaration, as well as the provisions contained in the Agreement and other Development Documents.

DECLARATION

     Purpose of Restrictions. Declarant is the owner of a large and unique landholding which in the past has been used primarily as an operating oil field. Declarant has completed the planning for, and is in the process of (a) obtaining land use entitlements from the County for a coexisting master-planned residential, retail and recreational community (“Community”) within the boundaries of the Development Areas and (b) selling the Development Areas to a Developer.

     The Community will provide much needed residential housing product for all economic levels within the region (“Region”), County and City sphere of influence pursuant to guideline requirements for housing from the Southern California Association of Governments and extensive recommendations from the City, and in accordance with and allocating great weight to environmental preservation recommendations (and techniques, including significant land areas remaining in open space and open space with oil operations) from various public and private agencies. The Community, in the form conditionally endorsed by the City and approved by the County on November 19, 2002, is a finely balanced, coexisting, multiple-use development that should remain essentially as planned and approved without the introduction of other significantly different uses which might over-burden the Development Areas (and the Surface), cause harm to the delicate environmental and economic balance within the Community, and/or controversy within the City, County and/or Region. The Surface (including the Development Areas) will be owned and operated separately from the Covered Property and shall be a benefited estate to the terms set forth herein. It is for this reason that the following Restrictions are imposed.

     Imposition of Restrictions. Declarant hereby covenants, agrees and declares that all of its interest as the same may from time to time exist in the Covered Property shall be held and conveyed subject to the Restrictions contained herein. These Restrictions shall run with the Covered Property or any portions into which it may be divided until released as provided herein and shall be binding upon all parties having or acquiring any right, title or interest in the Covered Property or any part thereof shall inure to the benefit of the fee owners of the Benefitted Property and are imposed upon the Covered Property and every part thereof as a servitude in favor of the Benefitted Property and every portion thereof as the dominant tenement or tenements to the extent provided herein.

     Section 1. Definitions. All of the definitions contained in the Development Documents (as such term is hereinafter defined) are, unless stated otherwise in this document, incorporated herein by reference. The following terms shall have the following meaning whenever used in this Development Declaration (or in any other Development Document, except where inconsistently defined therein):

     1.1 “Agreement” shall mean that certain purchase and sale agreement for the Covered Property, between Declarant and Buyer, dated February 28, 2003.

     1.2 “Benefitted Property” shall mean and refer to all of the real property in Orange County, California described in Attachment “3.”

     1.3 “Covered Property” or “Minerals” shall mean and refer to all of the real property described in Attachment “2.”

     1.4 “Declarant” or “Seller” shall mean and refer to Nuevo and/or its Successors (as defined in Section 13).

     1.5 “Buyer” shall mean and refer to BlackSand Partners, L.P., a Texas limited partnership, and all of its successors and assigns as to the Covered Property and/or any part or portion thereof, and all persons or entities who or which, after the date hereof, hold any right, title or interest therein. If Buyer leases all or any of its interest in the Covered Property, the lessee thereunder shall also be deemed to be Buyer and both the lessor and the lessee under such lease shall be responsible as principals (and not sureties) for compliance with all of the terms and provisions of this Development Declaration and the Development Documents.

     1.6 “Development Documents” shall mean and refer collectively to all of the written agreements between Declarant and Buyer, recorded and unrecorded, concerning the ownership, possession and use of the Covered Property, and shall include all of the instruments listed in Section 1.1.11 of the Agreement.

     1.7 “Exhibits” shall mean Exhibits to the Agreement, as specifically identified.

     1.8 “Improvements” or “improvements” shall mean Buyer’s or Seller’s Improvements as defined in the PAPA, as the context requires.

     1.9 “Land” shall mean and refer to all of the real property described in Attachment “1.”

     1.10 “PAPA” shall have the meaning prescribed in the Agreement.

     1.11 “Party” and/or “party” shall have the meaning prescribed in Section 1.1.41 of the Agreement.

     1.12 “Project” shall have the meaning prescribed in Section 1.1.42 of the Agreement.

Provisions of the Agreement referenced in this Declaration shall automatically include, incorporate and refer to corresponding Sections of this Declaration whether or not such Sections are specifically identified.

     Section 2. Nuevo (or Seller) Improvements. Including Program.

     2.1 Program. Nuevo, at no cost and expense to Operator except as may be expressly provided in the PAPA, shall conduct a well abandonment and oil field accommodation program for the Parcel composed of those tasks and activities which are described in this Section 2 and are specifically set out in Attachment 4 to the PAPA, which, together with those tasks and activities of Developer described in this Section 2 and specifically set out in Attachment 4 are hereinafter referred to as the “Program.” In connection with the performance of the Program, Nuevo shall, in the event of conveyance of the Parcel, enter into an agreement with any successor Developer which will provide for the performance by Developer of those tasks and activities described in this Section 2 as Developer’s responsibility. The Program shall be undertaken with Operator’s cooperation, and in accordance with standards promulgated at the time of such work by the California Department of Conservation, Division of Oil, Gas and Geothermal Resources (“CDOGGR”) or such other governmental agency having jurisdiction over the activity, other legal and regulatory requirements, as amended from time to time (but such amendment applicable only to those activities for which Final Acceptance has not been received), and good oil field practices, all subject to the terms of the PAPA. Generally, the Program will be accomplished as follows:

          2.1.1 Operator’s Surface Facilities.

                    2.1.1.1 Removal of Surface Facilities and Subsurface Pipelines. Nuevo shall remove certain of Operator’s surface equipment as specified in Attachment 4 to the PAPA, to the extent and when necessary in accordance with the applicable Developer Notice to Proceed within the Development Areas and lands adjacent thereto, including those areas designated for continued oil and gas operations, to accommodate Developer’s Grading Plan. This will include, but not be limited to, pumping units, concrete cellars and concrete pads immediately contiguous to the wellheads, power poles, transformers, manifolds, test bubbles, compressors, tanks, vessels and above ground pipelines. In addition, Nuevo shall drain, flush and cap subsurface pipelines, to the extent and when necessary in accordance with the applicable

Developer Notice to Proceed within the Development Areas and lands adjacent thereto to accommodate Developer’s Grading Plan. Removal of subsurface pipelines to the extent deemed necessary or desirable shall be the responsibility of Developer. Prior to Nuevo’s commencement of work, Operator shall isolate and cease operation of all equipment and facilities to be removed and shall take such other steps as are reasonably necessary to allow such removal to be conducted in accordance with all applicable regulatory requirements and consistent with good oil field practices. The surface equipment will be removed from such wells, not just those to be abandoned, to facilitate the grading. Each wellhead will be surveyed and marked by Operator one (1) time only and Nuevo and Developer will inspect and approve the markings. After inspection and approval of the well markings, Developer will be responsible for grading around the well casings without damaging them. Upon approval of the well markings, Developer shall proceed in a timely manner and be responsible to pay, and shall be solely liable for, any and all damage to any wells caused by Developer’s grading operations.

          The acts or omissions of Developer or Nuevo in accordance with the terms of the PAPA may not be imputed to Operator unless expressly stated herein. Developer and Nuevo are each performing their obligations hereunder as independent contracts and not as a subcontractor or agent of Operator. Furthermore, the actions or omissions of Operator must be based upon a specific duty imposed by the PAPA or law upon Operator, and not delegated to Nuevo.

                    2.1.1.2 Remediation Responsibilities. Should Developer encounter soil that appears to be crude oil or oil well production impacted (evidenced by staining or odor), Developer shall immediately notify Operator’s field operations person and Nuevo’s on-site representative. Developer shall be fully responsible for funding, implementing and completing all environmental testing, assessment, remediation, monitoring, reporting or other requirements (with the assistance of Operator or Nuevo if the absence of such assistance would prevent Developer from properly performing such responsibilities) with respect to such crude oil or oil well production impacts. To the extent that such crude oil impact or oil well production impact is associated with active and producing wells or operational pipelines or facilities, Operator shall be responsible for completion of any required well, pipeline or facility repairs. Notwithstanding the foregoing, Nuevo at its sole cost and expense shall be and remain responsible for (i) those remediation activities described in the approved Remedial Action Plan submitted December 16, 1999, as amended October 3, 2001, December 27, 2001 and January 13, 2003 (“EIR Remediation”) and (ii) crude oil or other oil well production releases that result from work and activities undertaken by Nuevo in furtherance of the PAPA. Upon discovery of crude oil or oil well production contamination in the vicinity of a well identified in Schedule B of Attachment 4 to the PAPA or temporary or permanent pipeline or facility, Operator’s field operations person, Nuevo’s onsite representative and Developer’s on site representative shall determine as soon as reasonably practical if the soil is crude oil impacted as a result of a leak caused by (i) Operator’s ongoing production activity in which event costs associated with cleanup and remediation to oil field standards shall be the responsibility of Operator, (ii) the activities of Nuevo in performance of the Program including EIR Remediation in which event costs associated with cleanup and remediation shall be the responsibility of Nuevo or (iii) from any other causes in which event the costs associated with cleanup and remediation, including costs to bring cleanup associated with ongoing production activities from oil field standards to residential standards, together with clean up and remediation of all contamination other than the EIR Remediation, shall be Developer’s responsibility. The Parties agree that if Operator’s field operations person and Developer’s and Nuevo’s on site representatives cannot make such a determination or cannot agree on the source of the apparent soil contamination within seven (7) business days, Nuevo, Developer and Operator will designate a representative from a reputable, soils engineering firm that routinely does soils work (“Soil Firm”) who is familiar with soil contamination issues to designate the source of the apparent soil contamination. If the parties are unable to select a Soils Firm, any party to the PAPA may make application to the Superior Court of Orange Country for the timely appointment of a Soil Firm. The Soil Firm’s representative shall take a sufficient number of samples to permit initial and follow-up testing and such representative’s determination as to all matters, including the allocation of costs, including its fees, shall be final and binding on the parties hereto. The parties shall use their commercially reasonable efforts to secure the determination by the Soil Firm’s representative of the source of the apparent soil contamination shall be made as soon as practicable after notification to the Soil Firm. If the Soil Firm’s representative cannot make a conclusive determination as to the source of the apparent soil contamination, the soil contamination shall be presumed to have been from other than ongoing production activity. The party whose actions are found to have created the contamination shall in addition to the clean up and remediation cost, pay for the Soil Firm’s work; and if more than one party is found to have created such contamination, the costs of the Soil Firm’s work will be prorated by such firm among the parties creating the contamination in proportion to that Parties’ contribution to such contamination.

          2.1.2. Third Party Easements and Licenses. Nuevo and Operator will cooperate with Developer in attempting to remove and/or relocate from the Development Areas oil field related easements and licenses for pipelines (“TPEL”) belonging to other entities, including those of Southern California Edison. Nuevo is not aware, to the best of its knowledge, of any other TPEL on or affecting the Parcel except as described in Attachment 3 to the PAPA. Nuevo and Operator shall not be required to incur any costs, in their efforts to cooperate in the removal and/or relocation of the TPEL. Temporary pipelines may be required in some areas while the grading is in progress. Operator and Nuevo will use commercially reasonable efforts, at no cost to Operator and Nuevo, to assist Developer at Developer’s expense in causing these pipelines to be reinstalled by the respective companies in permanent easements after the grading is complete. Operator agrees that upon Developer’s written notice, Operator will assist Developer in giving notice to the third party companies in an attempt to have the pipelines removed and replaced. Operator and Developer acknowledge receipt of copies of the easement documents, both recorded and unrecorded, listed on Attachment 3 to the PAPA and incorporated herein by this reference.

          2.1.3. On-Site Representative. Nuevo, Operator and Developer shall each have the right to have representatives on-site both before the grading begins and during the grading operations on the Parcel to observe such grading operations. Developer agrees to give Operator sufficient notice prior to commencement of grading to allow Operator to arrange to have a representative on-site at Operator’s cost, if Operator so elects.

          2.1.4. Reimbursement.

                    2.1.4.1. Reimbursement Plan. Operator and Nuevo agree that the costs to implement the Program (“Reimbursement Amounts”) shall not be borne by Operator, unless otherwise provided herein. Notwithstanding any term in the Agreement to the contrary, Operator shall only be responsible for the cost of incremental work, if any, requested by Operator under Section 2.3.2. The parties recognize that the Project may be modified as a result of new or additional governmental requirements or as a result of the mutual agreement of the Developer and Operator or among Developer, Operator and Nuevo as specified herein. In no event shall any modification requested by Developer or any additional or new governmental requirements prior to Final Acceptance result in costs, expenditures or commitments by Operator.

                    2.1.4.2. Program Segments and Notices to Proceed. The Program shall be implemented into segments as shown below, and each Program Segment shall commence upon proper receipt of a written notice issued by Developer and delivered to Nuevo and Operator specifying the Program Segment to be performed (“NTP”), as follows:

Program Segment	Notice to Proceed (“NTP”)	Acceptance Confirmation
Pre-Phase I Initial Activity	NTP will be issued as mutually agreed between Nuevo and Developer.

• Preliminary and detailed engineering and design		Not Applicable

• Permitting		No Applicable

• Remediation required by EIR		Developer

• Initial abandonment of 25 idle and reabandoned wells		No Applicable

Pre-Phase I Intermediate Activity • Begin procurement of all required materials and equipment	NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.	No Applicable

• Remove infrastructure and initial abandonment of active wells		No Applicable

• Begin construction of tank farm and field infrastructure		No Applicable

Pre-Phase I Final Activity • Complete construction of tank farm and field infrastructure	NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.	Operator

• Construct power system		Operator

• Temporary removal of equipment		Not Applicable

Phase I • Raise/lower Phase I well heads	NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.	Operator

• Final abandonment of Phase I wells		Developer

• Accommodation of retained wells		Operator (and Developer for limited purpose of design compliance)

• Remove infrastructure and initial abandonment of Phase II wells		Not Applicable

• Temporarily remove Phase II retained well equipment		Not Applicable

Phase II • Raise/lower Phase II well heads	NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer	Operator

• Final abandonment of Phase II wells		Developer

• Accommodation of retained wells (21 wells)		Operator (and Developer for limited purpose of design compliance)

• Remove infrastructure and initial abandonment of Phase III wells (8 wells)		Not Applicable

• Temporarily remove Phase II retained well equipment		Not Applicable

Phase III • Raise/lower Phase III well heads	NTP will not issue prior to receipt of all required Operator permits or, to the extent certain activity can be commenced without permits, as mutually agreed between Nuevo and Developer.	Operator

• Final abandonment of Phase III wells		Developer

• Seismic Sensor installation		Developer

                    Upon receipt of the NTP for any Program Segment specified above, Nuevo shall be obligated to commence the required work within forty-five (45) days and complete the work within the time duration specified in Attachment 4 to the PAPA. Operator shall cooperate in good faith with Nuevo and Developer in the implementation of the Program. Operator shall (i) promptly process all permit requests; (ii) at its cost comment on all submittals of specifications or plans within ten (10) business days of receipt thereof; and (iii) at its cost make all facilities available for accommodation under the Program such that Nuevo may commence the Program Segment within 45 days of receipt of a NTP. To the extent that Operator fails to fully and timely cooperate with Nuevo, and Nuevo, as a result of Operator’s acts or omissions, incurs penalties, damages or incremental costs in performing the Program, such penalty, damage or cost shall be the responsibility of Operator and Operator hereby agrees to defend, indemnify and hold Nuevo harmless therefrom. Operator shall also be liable to Developer for any and all incremental reasonable cost or expense incurred by Developer in the development of the Development Areas as a result of Operator’s failure to comply with the provisions of this Section. Operator expressly agrees to pay such incremental Developer costs and defend, indemnify and hold Nuevo harmless therefrom. In addition to the foregoing, should Operator fail to temporarily or permanently shut in any well in accordance with the Program, Nuevo shall have the right, but not the obligation to shut-in such well at Operator’s sole risk and expense. In the event Developer abandons or suspends the Program other than as a result of Unavoidable Delay, and does not resume Program activity within the time period specified in Section 2.4.1.1 after receiving written notice from Operator, Nuevo shall restore such wells to production at Developer’s rink and sole expense provided that Nuevo has been prepaid by Developer an amount adequate to restore such wells. To the extent Nuevo acts as the Developer hereunder and fails properly to carry out the responsibilities and obligations allocated to Developer in this Section 2, Operator, after ten (10) days written notice to Nuevo, may take over and discharge such responsibilities and obligations at the sole cost and expense of Nuevo, to be reimbursed in cash to Operator within thirty (30) days of proper completion of such Work by Operator, fully in compliance with the PAPA and all plans and specifications for such Work.

          2.1.5. Anchor Points and Pulling Pads. As part of the Program, Nuevo shall be responsible for construction of the anchor points and pulling pads necessary for Operator’s continuing Oil Operations within the Exclusive Use Areas and Joint Use Areas within the Development Areas and graded areas adjacent thereto.

          2.1.6. Well Accommodation. As part of the Program, Nuevo will relocate below the surface of the Parcel, all operating wellheads in the Development Areas, and those required wells within the adjacent grading areas and Public Park areas, and as required by appropriate Governmental Agency rules as more particularly set out in Attachment 4, Schedule B to the PAPA.

          2.1.7. Insurance. Each Party shall use commercially reasonable efforts to name the other parties as Additional Insureds, on each Party’s standard blanket insurance policy covering its activities related to the Minerals or in connection with the Program Improvements, for the duration of their construction or their activities on the Minerals and any portion of the Parcel.

          2.1.8. Completion of the Program.

                    2.1.8.1. Performance by Each Party. Nuevo shall timely commence and complete each Program Segment within the time duration specified in Attachment 4 to the PAPA after receipt of all required permits for such Segment. Phase I, II and III Segments will not commence until after completion of Developer’s grading for that Segment. In no event shall Nuevo or Operator be obligated to design, construct or install any improvements nor undertake work or activities other than those specified in Attachment 4 to the PAPA. Should Developer or Operator’s failure to perform, including, without limitation, pursuant to Section 2.1.4, other than for the payment of money, or should Nuevo’s failure to complete any aspect of the work or any Program Segment result from an Unavoidable Delay, such required performance shall be excused for the period of time that the Unavoidable Delay prevents performance and the time duration for the Program Segment shall be extended by the length of time performance is delayed. Provided, however, that nothing in this Section shall excuse the performance of any act rendered difficult solely because of the financial condition of a party. In the event that any delay due to Unavoidable Delay is anticipated by a Party, such Party shall promptly notify the other parties of such delay, its cause and the estimated duration of the delay. Each Party shall exercise due diligence to shorten, mitigate and avoid the effects of the delay and shall keep all Parties informed as to its efforts.

                    2.1.8.2. Final Acceptance. Developer and Operator shall respectively conduct a final inspection of those activities in each Program Segment as set forth in Section 2.1.4.2 as to the items by their name in the “Acceptance Confirmation” in such section within fifteen (15) days of written notice of completion. In addition Operator shall have the right, but not the obligation, to perform a final inspection of the Developer’s work and comment on the same. Developer and Operator shall deliver to Nuevo (with a copy to the other) (i) its written confirmation of “Final Acceptance of all matters” (each an “Acceptance Confirmation”) for each activity in a Program Segment designated for its Acceptance or (ii) an Acceptance Confirmation of all matters it considers as completed and a detailed description of any items in the Program Segment designated for its Acceptance which it in good faith cannot give “Final Acceptance” together with its requirements therefor. The issuance of an Acceptance Confirmation of each completed activity within the Program Segment and of all matters shall be contingent upon acceptance of the work by the appropriate governmental authority to the extent required. If the parties cannot resolve any item for which an Acceptance Confirmation has not been given within 30 days, such unresolved item shall be submitted to arbitration in accordance with the PAPA. Upon completion of any outstanding items, Operator or Developer shall deliver an Acceptance Confirmation thereof to Nuevo and the other within 10 days of such completion. After Final

Acceptance, Developer shall be responsible for and shall release, hold harmless and indemnify Operator and Nuevo from all claims, demands, losses or damages, of any sort whatsoever, relating to the design, engineering, permitting, maintenance, repair, replacement, relocation, removal and reinstallation of any abandoned wells, pipelines or facilities located within or adjacent to the Development Areas and all other matters for which it has given an Acceptance Confirmation and, together with all other work performed hereunder shall be referred to as “Developer Liability”. After Final Acceptance, Operator shall be responsible for and shall release, hold harmless and indemnify Developer and Nuevo from all claims, demands, losses or damages of any sort whatsoever, relating to the design, engineering, permitting, installation, repair, relocation, removal and reinstallation of all active wells, pipelines or facilities and all other matters for which it has given Final Acceptance (“Operator Liability”). It is the intention of the Parties that upon Final Acceptance, Nuevo shall have no further liability or obligation with respect to the Program and the wells, equipment and facilities accommodated under the Program. Upon Final Acceptance, Nuevo and Operator shall be relieved of any and all liability directly or indirectly related to Developer Liability; provided that notwithstanding the foregoing, so long as Nuevo is Developer, Nuevo shall not be relieved of Developer Liability. Upon Final Acceptance, as between Nuevo and Operator, Nuevo shall be relieved of further liability or obligation and Operator shall indemnify, release and hold Nuevo harmless from any and all claims, including third party claims, related to Operator Liability. Notwithstanding anything to the contrary contained herein, Operator, prior to Final Acceptance, shall not be liable or responsible for any increased costs which result from governmental requirements to obtain additional permits or remediate or restore the Parcel to a higher standard resulting from the real estate development and all such incremental or increased costs shall be the responsibility of Developer.

                    2.1.8.3. Liability Allocation. Notwithstanding the above or the Indemnities Developer gives in its agreement to purchase the Parcel, at any time prior to Final Acceptance, Developer may, in its reasonable discretion, seek arbitration as provided in Section 2.1.4.3 against Nuevo to obtain damages for losses suffered as a result of the failure of Nuevo to timely or properly complete the Program Segment or work thereunder. All disputes between any of the Parties herein shall be resolved through arbitration. Any award in such arbitration shall be limited to the recovery of actual direct damages incurred by Developer. Developer shall not be entitled to indirect, consequential, special, exemplary or punitive damages. After Final Acceptance by Developer, Developer shall have no cause of action with respect to Developer’s Liability against Operator or Nuevo, or their successors or assigns. After Final Acceptance by Operator, Operator shall have no cause of action against Developer or Nuevo or their successors or assigns for Operator’s Liability but Operator or Developer may, in its reasonable discretion, maintain a lawsuit, arbitration or other action against any construction entities hired by Nuevo (but not Nuevo itself) to perform work on the Parcel pursuant to a written contract (“Construction Entities”), to obtain damages for losses suffered as a result of Nuevo’s failure to timely or properly construct the completed work, to the extent caused by such Construction Entities. In that regard, to the extent it possesses and may assign same, Nuevo hereby conveys, transfers and assigns (and, if necessary, will convey, transfer and assign a such time as such cause of action arises) to Operator and Developer a non-exclusive assignment of its rights and interests in and to any relevant contracts or subcontracts, for the limited purposes stated herein, without any obligation by Nuevo to participate in such lawsuit or action, as a party or otherwise, and without any responsibility, warranty, representation or liability for any outcome pursuant thereto or damages awarded therein. Construction Entities include contractors, subcontractors, materialmen or other independent entities, but not Operator or Nuevo, their respective constituent partners, officers, employees or any other related entities. Upon ten (10) days written request, Nuevo will provide Operator and Developer with a list of such Construction Entities which have supplied Operator and/or Nuevo with the Preliminary Notice prescribed by the California Civil Code for the maintenance of mechanic’s lien rights (See Exhibit “F” to the Agreement). Nuevo further agrees to not enter into any contract with a Construction Entity that waives the liability for such entity’s negligence.

                    2.1.8.4. Construction Easement. Operator and Developer, their respective successors and assigns, hereby grant to Nuevo together with the right to partition, grant and transfer the same, a nonexclusive easement in gross over the Parcel to the extent necessary to complete all work required by the Program.

          2.1.9. Developer Option to Purchase Wells. Developer may at any time prior to commencement of grading, elect to purchase any or all of Operator’s active wells lying within the Development Areas solely for the purpose of well abandonment by giving notice by certified mail of such well designation. The value of a producing oil well or an injection well shall be determined by mutual agreement of the parties taking into consideration the current condition of the well, the reserves assigned to the well, the well’s production, operating cost, plugging and abandonment cost, for an injector well, the replacement cost, and any other matter deemed relevant. For purposes of this Section 2.1.9, the value of a well shall be equal to the average of the values determined by the reserve engineers, one to be selected by each party from the list attached as Attachment 2 to the PAPA. Each party shall select one company from such list by providing written notice thereof within ten days of the certification date of Operator’s notice. The value, once determined, shall be final. Prior to grading, the determined value shall be paid by Developer to Operator, and such costs to Developer shall not be considered as costs to implement the Program. Developer shall notify Operator within ten (10) days of receipt of the determination of values which wells it elects to purchase. Developer shall pay the amount to Operator within twenty (20) days of such notice. Upon receipt of such payment, Operator shall promptly (i) shut in any applicable wells, if active, and (ii) deliver to Developer a Bill of Sale for any such well and transfer operatorship to Developer. Developer shall (iii) assume operatorship and obtain all necessary permits and governmental approvals to act as Operator, (iv) not return any well it purchases to production, and (iv) cause such wells to be plugged and abandoned and all gathering lines and facilities abandoned and, if above ground, removed all in accordance with all Governmental Agency regulatory requirements at Developer’s sole cost and expense in the same time and manner required of Operator under the Program. Any ancillary costs associated with the purchase and plugging and abandonment of any such wells and removal of facilities therefor shall not be considered as Reimbursement Amounts.

     2.2. The Program and Party Responsibilities. Except as otherwise provided herein, Operator, Nuevo and Developer shall cooperate in the completion of the Program and each Party shall perform its obligations in a commercially reasonable manner, and in good faith, as described below and elsewhere herein:

     I. Post closure-Pre Grading Events

        A. Operator and Nuevo have mutually agreed or, if so indicated, shall mutually agree, in a manner consistent with Attachment 4 to the PAPA, to the following matters as more specifically set out in Attachment 4 to the PAPA and schedules thereto:

i.	the location and size of the area for the expansion of the existing Tonner Canyon Tank Farm (“Tank Farm”), which will be required prior to the decommissioning of the existing East Naranjal Tank Farm (“EN Tank Farm”).

ii.	the general alignment and grade for service lines to the Tank Farm and plan facilities to accommodate the operating wells previously served by the East Naranjal Tank Farm. (References to grade within the PAPA refer only to those lines for which burial is required.) The final alignment and grade will be mutually agreed to so as to avoid conflict with future development to the extent possible and to avoid future interruption of service.

iii.	the general alignment and grade for the surface and subsurface installation of the 12KV service line from the existing electrical substation to the new site and to the existing Stearns gas plant location (“Gas Plant”). The final alignment and grade have been selected as to minimize conflict with future development and avoid future interruption of service.

iv.	INTENTIONALLY OMITTED

v.	shall mutually agree upon the location, alignment and grade of the “sales point” for the ConocoPhillips (formerly Tosco) pipeline to serve the Tank Farm.

vi.	shall mutually agree upon the location, alignment and grade of the gas gathering system and associated facilities, and service lines between the Gas Plant and the Tank Farm.

vii.	shall mutually agree upon the final grade elevations for each existing well remaining in the Development Areas, or impacted by grading for the Development Areas.

viii.	shall mutually agree upon access plans to provide for interim and final access to accommodate the Program work and all future oilfield-related activities.

          B. Developer, at Developer’s cost and expense, shall:

i.	Prepare the Grading Plan and process it through the appropriate Governmental Agency. The Grading Plan shall be designed to be completed in three phases to correspond to the work set out in Attachment 2 to the PAPA, all as approved by the appropriate Governmental Agency.

ii.	Prepare a soils and geological review of the Grading Plan.

iii.	Satisfy, or cause to be satisfied, all mitigation measures precedent to grading found in the Final Tonner Hills EIR.

iv.	Prepare a preliminary utility master plan (“Street and Utility Improvement Plans”) to serve as a basis for the Facilities Plan (see C.v., below) and to be submitted to, and approved by, the appropriate Governmental Agency.

v.	Provide grade elevations for all wells to be retained or abandoned within the Development Areas or impacted by grading required for the Development Areas.

vii.	Obtain coverage under the National Pollutant Discharge Eliminating System (NPDES) statewide General Construction Activity Stormwater Permit from the State Water Quality Control Board.

viii.	Cause a Remedial Action Plan to be completed and processed through the County of Orange Health Care Agency, Division of Environmental Health, or such agency as may have current jurisdiction of any identified contaminants.

     C. Nuevo at Developer’s cost and expense shall:

i.	Complete construction drawings for the expanded Tank Farm and facilities related thereto and process them through the appropriate Governmental Agencies (including, if necessary, the South Coast Air Quality Management District).

ii.	Complete improvement and relocation plans and process them through the appropriate Governmental Agencies (as necessary) for the relocation of the Tank Farm service lines, the East Naranjal Tank Farm service lines, the Gas Plant service lines, natural gas gathering lines and 12KV power lines.

iii.	Prepare and submit the well abandonment program, as set out in Attachment 4 to the PAPA, for permitting through CDOGGR.

iv.	Prepare schematic facilities plans for pipelines and facilities (“Facilities Plan”) to service the wells to be accommodated within and adjacent to the Development Areas.

v.	Construct the Tank Farm improvements.

vi.	Remediate the identified contaminated soils associated with the EN Tank Farm. Exhumed soils will be isolated and stockpiled for placement by Developer with the grading of the first phase of development in accordance with the approved Remedial Action Plan. Exhumed soils not meeting the criteria for placement on site will be removed from the site for appropriate disposal.

vii.	Decommission the EN Tank Farm once the service lines are connected to the improved Tank Farm.

viii.	Construct the new service lines as required to the Tank Farm, rerouting lines currently serving the East Naranjal Tank Farm, and prepare as-built plans for those service lines which are permanent.

ix.	Drain, flush and mark for grading any identified abandoned EN Tank Farm and Tank Farm pipelines.

x.	Construct the temporary or permanent (as applicable) gas gathering lines and facilities to the Gas Plant.

xi.	Flush and mark any identified abandoned below ground pipelines and facilities for grading.

xii.	Relocate the 12KV line from the existing electrical substation to the existing Gas Plant and Tank Farm as necessary.

xiii.	Locate and mark all identified pipelines and facilities within the area to be graded.

xiv.	Relocate the point of sale for the ConocoPhillips (formerly Tosco) pipeline to the relocated ConocoPhillips (formerly Tosco) pipeline to connect to such new point of sale.

xv.	Complete the design drawing for all service-related facilities not otherwise contemplated herein.

xvi.	Prepare and submit fire and seismic protection plans for accommodated facilities.

     II. Site Clearing and Site Grading Events Within the Development Areas.

          A. Upon notice from Developer of the issuance of a grading permit, and prior to site clearing, Nuevo, with the cooperation of Operator, shall, after the receipt of the NTP on a Segment-by-Segment basis, in accordance with the work associated with the Program Segment as further set out in Attachment 4 to the PAPA:

i.	“Shut in” the appropriate wells as necessary; and all appurtenant service lines and pipelines for such wells will be drained, flushed and marked in place.

ii.	Disassemble and remove the surface facilities for such wells (test bubbles, manifolds, valves, etc.).

iii.	Remove all well site equipment associated with such wells.

iv.	Remove all of Operator’s surface and subsurface power lines and transformers.

v.	Relocate, as necessary, power lines, pipelines and facilities to service wells located outside of the Development Areas.

vi.	Cause all identified wells impacted by grading to be clearly marked.

vii.	Commence well abandonment operations for those wells that are to be permanently abandoned. Identify and isolate any contaminated soils associated with the wells for remediation as called for in the approved Remedial Action Plan. Soils not meeting the criteria for placement in deep fills, if any, will be removed from the site for appropriate disposal.

viii.	Remove and crush all well cellars associated with the wells to be abandoned and accommodated; the concrete will be crushed, and stockpiled for later placement by Developer.

ix.	Maintain full authority over the cleanup and remediation operations for any crude oil released as a result of Developer’s performance. All such costs shall be for the account of Developer.

x.	Provide Developer with copies of all inspection records and reports and test results for any contaminated soils associated with the well work.

          B. Upon the issuance of a grading permit, Developer at Developer’s cost shall, on a Segment-by-Segment basis, in accordance with the work associated with the applicable Program Segment as further set out in Attachment 4 to the PAPA:

i.	Provide construction staking to define the limits of the area to be cleared and developed.

ii.	If not previously commenced, notify the appropriate Governmental Agencies and all interested parties of the commencement of the soils remediation program as required under the approved Remedial Action Plan. (This assumes that the majority of the soils remediation efforts will occur during the grading operations, and will utilize a modified direct burial approach.)

iii.	Coordinate grading with Nuevo, such that the scheduled sequence of wells to be shut-in or abandoned, as appropriate, is consistent with Developer’s grading program.

iv.	Provide notice to the grading contractor as to the well locations and the necessity of avoiding wells during the clearing and grading operation(s).

v.	Cause a comprehensive health and safety plan to be prepared and submitted to Nuevo and Operator and all the appropriate Governmental Agencies prior to commencement. The plan shall cover both grading and remediation activities.

vi.	If not previously remediated by Nuevo during the soils remediation process of those sites that are set out in Attachment 4 to the PAPA as Developer’s responsibility, remediate (at Developer’s cost) those specific sites requiring remediation identified in the approved Remedial Action Plan that lie within Development Areas or within the grading area adjacent to the Development Areas including exhuming and remediating the contaminated soils which it shall also isolate and stockpile for placement by the Developer in deep fills during the phased grading operation in accordance with the approved Remedial Action Plan. Soils not me meeting the criteria for placement in deep fills, if any, will be removed by Developer (at Developer’s cost) from the site for appropriate disposal.

vii.	At all times comply with the mitigation measures of the Final Tonner Hills EIR, and the requirements, as applicable, of the USF&WS Resource Management Plan.

          C. During grading, Nuevo shall, on a Segment-by-Segment basis, in accordance with the Work associated with the applicable Program Segment as further set out in Attachment 4 to the PAPA:

i.	Identify and isolate any contaminated soils associated with the wells for remediation as called for in the approved Remedial Action Plan. Isolated soils meeting the criteria of the approved Remedial Action Plan will be stockpiled for placement in deep fills by Nuevo. Soils not meeting the criteria will be removed from the site for appropriate disposal.

ii.	Provide Developer with copies of well abandonment reports for all well abandonment activities completed as provided to and from CDOGGR.

iii.	Design the final Facilities Plan in accordance with the Street and Utility Improvement Plans provided by Developer.

iv.	Relocate temporary service lines serving the oil operations as may be necessary.

          D. During grading, on a Segment-by-Segment basis, in accordance with the phasing plan, Developer shall:

i.	Prepare and process the Precise Area Plans and Level B Tentative Maps through the appropriate Governmental Agencies, showing the final lot layout and the Joint Use and Exclusive Use Areas to be retained around the wells remaining in operation. The Precise Area Plans will clearly identify all wells to be abandoned, and identify all abandoned wells that will require methane venting in accordance with the requirements of the Orange County Fire Authority and other appropriate Governmental Agencies.

ii.	Grade the Development Areas in accordance with the approved Grading Plan.

iii.	Immediately notify Nuevo and Operator in the event Developer excavates any unidentified previously abandoned wells. Developer shall promptly reabandon such wells in accordance with the requirements of all appropriate Governmental Agencies.

iv.	Place soils stockpiled as a result of Developer’s remediation activities within deep fills in accordance with the criteria established within the approved Remedial Action Plan. The location and constituency components of these soils will be detailed and reported in the final grading report prepared by the Developer.

v.	Install all required erosion control devices in accordance with the approved Grading Plan, ensuring that storm runoff will be diverted from the area(s) affected by the Program.

vi.	At all times comply with the General Construction Activity Stormwater Permit.

vii.	Based upon the approved Precise Area Plans, provide Nuevo and Operator with grade elevations and staking for all wells.

viii.	Prepare the grading plans (“Grading Plans”) and process them for approval by the appropriate Governmental Agencies.

ix.	Prepare the final Street and Utility Improvement Plans and process them for approval by the appropriate Governmental Agencies. The Street and Utility Improvement Plans will identify the oil production service facilities as provided by Operator’s Facilities Plan.

x.	Prepare the Level B Final Maps and process them for approval by the appropriate Governmental Agencies, and record such maps at the County Recorder’s office. The Level B Final Maps will identify all Exclusive and Joint Use Areas.

xi.	Identify and dispose of any previously unidenified oil production facilities or third party facilities uncovered during the course of the grading operation.

xii.	Cleanup and remediate any crude oil released during the course of the grading operations according to standards approved by the appropriate Governmental Agency.

xiii.	Prepare a final soils and geological report on the Development Areas and obtain from the appropriate Governmental Agency, a final compaction certificate relating thereto, within sixty (60) days of completion of grading for each phase.

xiv.	Reabandon or otherwise accommodate, if necessary, any unidentified wells or facilities within the Development Area in accordance with CDOGGR specifications and requirements.

     E. During grading, Developer and Nuevo shall cooperate with each other in the implementation of the Program, as follows:

i.	Design of the Precise Area Plans, Level B Tentative and Final Maps and final Street and Utility Improvement Plans to avoid conflicts between the oil production service facilities and the utilities required to service the Development Areas; Nuevo shall have the reasonable right of approval in event of design conflicts.

ii.	Design the Precise Area Plans to ensure that all Joint and Exclusive Use Areas necessary for the wells and facilities are shown to the Parties and meet all Parties’ joint satisfaction.

iii.	Identification and differentiation of naturally-occurring tar seep or oil-bearing sands from crude oil released as a result of oil operations; provided that unless Developer and Nuevo can conclusively determine that such contamination resulted from ongoing production activity, such contamination shall be presumed to be from naturally-occurring tar seep or oil-bearing sands.

     III. Post-Grading Events:

          A. Upon completion of Grading within the Development Areas, on a Segment-by-Segment basis in accordance with the approved phasing plan, Nuevo shall:

i.	Cause all abandoned wells within the Development Areas to be capped below those grades provided by Developer in accordance with CDOGGR and the requirements of the EIR, Planned Community Text and Area Plan. Final inspections of such wells shall be conducted by CDOGGR.

ii.	Cause all appropriate pumping equipment to be installed within the Exclusive Use Areas.

iii.	Complete all oil production service facilities to be installed to service the producing and injection wells. Service lines will be connected to the new site and Tank Farm.

iv.	Install permanent pipelines and facilities as determined by Nuevo in its discretion as required for Operator’s continued operations in accordance with grading operations.

v.	Provide as-built drawings to Developer and Operator showing the line and grade for all installed facilities.

vi.	Install seismic monitoring devices as required by the mitigation measures in the Final Tonner Hills Environmental Impact Report.

          B. Upon completion of the GRADING within the Development Areas, on a phase-by-phase basis in accordance with the approved phasing plan, Developer shall:

i.	Install the utility systems in accordance with the approved Street and Utility Improvement Plans.

ii.	Install the street improvements in accordance with the approved Street and Utility Improvement Plans. Such Plans shall make provision for oil field related facilities to the extent deemed necessary by Nuevo to operate wells in the Development Areas. The utility and street improvements are anticipated to take four months beyond the completion of grading.

iii.	Install oil facility screening devices in accordance with the requirements of, and plans approved by, the appropriate Governmental Agencies.

iv.	Provide construction staking for the installation of Operator’s wells, pipelines and facilities within the Development Areas.

v.	Construct methane gas vents over abandoned oil wells as may be necessary to accommodate the housing development.

vi.	Construct all required active and passive methane mitigations as required by the Final Tonner Hills Environmental Impact Report, the Orange County Fire Authority or other Governmental Agency.

          C. Upon completion of grading within the Development Areas, Developer and Nuevo shall cooperate with each other to:

i.	Develop Homebuyer notification language to be supplied by Developer to future surface purchasers with respect to the past and continuing oil operations. State Proposition 65 language will be included in any Homebuyer notification.

ii.	Develop Homebuyer notification language for inclusion within the Division of Real Estate Public Report, Grant Deed or Covenants, Conditions and Restrictions, as may be appropriate or required as to the placement of remedial soils within the deep fills.

iii.	Satisfy any EIR mitigation measures regarding the past and continuing oil operations.

iv.	Obtain a conditional case closure letter from the County of Orange Health Care Agency, Division of Environmental Health for the approved Remedial Action Plan.

     2.3 Developer Improvements and Additional Payments. It is understood and agreed that Developer shall have the primary responsibility for and shall, at its sole cost and expense, complete all work required to accomplish the “Developer Improvements” including: (a) soil remediation, (b) relocation of third party easements and licenses (TPEL), (c) all matters to the extent allocated to Developer in Sections 2.1 and 2.2, hereof, (d) Mass/Grading operations in the best commercial manner and completion of such operations in the shortest time but, in all cases, within the time duration set out for the activity in Attachment 4 to the PAPA, so as to minimize the disruption of Operator’s remaining Oil Operations, (e) after Final Acceptance by Developer of the completed work, Developer shall be solely responsible for all maintenance, repair, replacement, removal, and reinstallation of such completed work for which Developer assumes Developer’s Liability and for any liability as a result thereof or pertaining thereto. Developer shall bear the cost of future relocation of such work requested by Developer and performed by Operator. Developer shall fully cooperate with Nuevo and Operator in the implementation of the Program. Developer shall (i) timely process all of its permit requests; (ii) comment on all applicable submittals of specifications or plans within five business days; and (iii) make all facilities available for accommodation under the Program such that Nuevo may commence the Project Segment. To the extent that Developer fails to fully and timely cooperate with Nuevo and Nuevo incurs penalties, damages or incremental costs in performing the Program, such penalty, damage or cost shall be the responsibility of Developer and Developer hereby agrees to indemnify and hold Nuevo harmless therefrom. Developer shall also be liable to Operator for any and all incremental cost or expense incurred by Operator in the performance of its work in the Program as a result of Developer’s (or Nuevo’s, if acting on behalf of Developer) failure to fully and timely perform and complete Developer’s Improvements. Developer shall use good faith, commercially reasonable efforts to timely and expeditiously perform its obligations and rights under the PAPA in a manner that minimizes the interruption or curtailment of production and shall be liable to and indemnify Operator for all losses resulting from the failure to do so.

          2.3.1 Processing Costs – Employee Costs. Operator and Nuevo agree not to charge Developer for their employees or overhead costs allocable to such employees in the processing of the Governmental Approvals.

          2.3.2 Operator Improvements. Nuevo shall submit to Operator the preliminary and final detailed design and engineering of all facilities, pipelines and well accommodation plans (“Operator Improvements”) when completed. Operator shall have ten (10) business days to review and comment on the plans. All final decisions with respect to the plans including pipeline and facility locations, use of new, refurbished or salvaged equipment and materials and the staging of the work to be performed shall be made by Nuevo in the exercise of its reasonable discretion and in a manner consistent with customary oil field practices. Should Operator request changes or modifications to the design and engineering of Operator Improvements other than changes or modifications required by applicable law or governmental regulations and should Nuevo determine that such modifications can be incorporated into the Program within the time duration specified in Attachment 4 to the PAPA, Nuevo shall make such modification provided that Operator prepays all incremental costs associated with such modification. Operator shall not request a modification to the wells or well classifications set out in Schedule B to Attachment 4 to the PAPA without first obtaining the written approval of Developer. Incremental costs associated with such well changes, if any, shall be pre-paid by Operator.

          2.3.3. Governmental Modifications. Should the Program be modified to reflect changes that result from decisions of Governmental Entities, court orders or settlement of litigation or by agreement such that fewer wells are accommodated, abandoned, or less infrastructure is removed or altered, then Nuevo shall have no obligation or duty of any kind or character with respect to such wells or facilities that are removed from the Program.

     Section 3. Condition of the Property (Disclosures); Compliance with Project Requirements; Development Costs, Taxes and Assessments; Insurance; Indemnities; Retained Obligations.

     3.1 Disclosures. Buyer expressly acknowledges the following:

          3.1.1 The Land contains open space with special habitat species and vegetation which may be adversely affected by human intrusion or mismanagement.

          3.1.2 The Land is subject to, and has been designated as subject to certain hazard zones (“Zones”). The Zones are listed on Exhibit “E” of the Agreement.

          3.1.3 The Olinda/Olinda Alpha landfill operates near the northeastern boundary of the Land.

          3.1.4 Unocal Gas Plant. That (a) the Land contains certain real property that was formerly used by Unocal as a gas plant for the commercial production of natural gas, (b) the Unocal gas plant has been shut down and its operations discontinued, (c) Seller has caused the areas surrounding the Unocal gas plant to be cleaned up and remediated (“clean-up”) pursuant to a remedial action plan established by Orange County Health Care Agency (“OCHCA”) which has issued a Closure Letter indicating its inspection and acceptance of such remediation efforts, (d) Buyer has received and reviewed to its satisfaction the Closure Letter and other written materials concerning the Unocal gas plant, its operation and the clean-up as part of the Information and (e) Seller does not warrant, represent or guarantee that the Unocal gas plant or surrounding areas are free from contamination or any other conditions whatsoever, as a result of its operations or otherwise. Notwithstanding the above, this acknowledgement is not meant to alter (or obviate) in any way the duties, obligations and/or liability of Developer under the PAPA with regard to the Unocal gas plant, to the extent such gas plant site is within the Development Areas.

          3.1.5 Faults. Buyer acknowledges that Seller has made Buyer aware that there are earthquake and other faults which exist on, under, in or near the Land. Further, Buyer acknowledges that there may be faults, unknown to Seller, which exist on, under, in or near the Land.

          3.1.6 Lessees on the Property. Buyer acknowledges that there are (a) surface leases on a portion of the Land between Seller, as successor to Unocal, and Brea Green Recycling, Inc., dated February 1, 1997, and with Haynes Apiaries, dated December 29, 1992 for the keeping of bees, (b) an oil and gas lease bordering a portion of the Property Minerals between Seller and Aera Energy LLC, commonly referred to as the Indenture, as amended, by and between Unocal and Columbia Oil Producing Company, dated February 26, 1901 (Buyer has been provided copies of such leases), (c) that other, permanent easements may be granted in connection with the Project and (d) that other temporary and permanent easements may be granted to Aera Energy for development infrastructure and pipelines.

     3.2 Compliance with Project Requirements. Buyer understands and agrees that it must and shall (a) subject to the PAPA, conduct its Oil Operations, complete the Program (at no cost to Buyer), and use the Property Interests, and (b) subject to the PAPA, hold, own, possess, use, and conduct its Oil Operations in cooperation and conjunction with the Developer’s ownership, use, possession and conduct of operations and work upon and in connection with the Land, Development Areas and Project; and, in any event, with respect to (a) and (b), in strict compliance with any governmental approvals or entitlements for the Land and Project by any Governmental Agency, and all laws, statutes, ordinances, orders, regulations, rules and notices therefrom and/or relating to such approvals or entitlements.

     3.3 Development Costs, Taxes and Assessments. Except as specifically provided to the contrary in the PAPA regarding the Program or elsewhere in the Development Documents, after the Effective Date, Buyer shall, at its sole cost and expense, pay and be responsible for all costs and expenses, of every nature whatsoever, incurred in the use of the Property Interests and in conducting the Oil Operations as follows:

          3.3.1 Only as same may apply to the Minerals and Oil Operations, Buyer shall be responsible for all costs and expenses incurred in and associated with he processing and maintenance of the Governmental Approval Documents and Governmental Approvals described in the Agreement.

     3.4 Insurance.

          3.4.1 Insurance Types. From and after the date hereof and continuing after the Close, Buyer shall, at its sole cost and expense, as required by the Agreement, maintain in full force and effect with companies satisfying the requirements specified below, the following insurance:

                    3.4.1.1 Comprehensive General Liability Insurance. Buyer shall maintain Comprehensive or Commercial General Liability Insurance on an “occurrence” basis, and excess umbrella coverage, with a combined single limit for bodily injury and property damage of at least Fifteen Million Dollars ($15,000,000), covering the following:

                              3.4.1.1.1 Operations, Independent Contractors and Products and Completed Operations (which Buyer shall maintain in effect on at least an annual renewal basis) for as long as Buyer or its assignees own said Property Interests;

                              3.4.1.1.2 Owners’ and Contractors’ Protective Liability;

                              3.4.1.1.3 Severability of Interest and Cross Liability clauses;

                              3.4.1.1.4 Contractual Liability covering all the provisions, rights and obligations under the Development Documents, including without limitation, coverage for Buyer’s contractual indemnities in the Agreement;

                              3.4.1.1.5 Personal Injury and Explosions, Collapse and Underground Hazards (X, C, U);

                              3.4.1.1.6 Broad Form Property Damage Liability, including completed operations.

     The limits of liability of the insurance coverage specified in this subsection may be provided by any combination of primary and excess liability insurance policies.

                    3.4.1.2 Automobile Liability Insurance. Buyer shall maintain owned, hired and non-owed automobile liability insurance covering all use of all automobiles, trucks and other motor vehicles utilized by Buyer in connection with the requirements or obligations specified in any Development Document with a combined single limit for bodily injury and property damage of Five Million Dollars ($5,000,000.00).

          3.4.2 Waiver of Subrogation. Buyer hereby waives all rights against Seller and the Indemnitees (as that term is defined below in Section 3.5.1), but not the Developer, for damages caused by fire and other perils and any other risk.

          3.4.3 Additional Insured. Seller shall be included as an additional insured under the coverage specified in Section 3.4.1 above with the following provisions included within each applicable policy: “It is understood and agreed that coverage afforded by this Policy shall also apply to Nuevo Energy Company (“Seller”) and Torch Energy Advisors Inc. and Torch Operating Company (collectively, “Torch”), and their members, partners and their constituent members, their parent companies, subsidiaries, and all of their respective officers, directors, shareholders, agents, representatives, employees and professional consultants, and all of their respective successors and assigns, as additional insureds, but only with respect to legal liability or claims caused by, arising out of or resulting from the acts or omissions of the named insured or others performing acts on behalf of the named insured in connection with their ownership and use of the Property Interests and the conduct of Oil Operations. This insurance is primary and any other insurance by such additional insureds is non-contributing with this insurance as respects claims or liability arising out of or resulting from the acts or omissions of the named insured, or of others performing on behalf of the named insured.”

          3.4.4 Insurance Policies. Each insurance policy required under this Section shall:

                    3.4.4.1 Be issued by insurance carriers licensed and approved to do business in California, having a general rating of not less than an “A-” and financial rating of not less than “VIII” in the most current Best’s Insurance Report;

                    3.4.4.2 Contain a provision that the policy shall not be subject to material alteration to the detriment of Seller or Buyer or cancellation without at least thirty (30) days prior written notice given to Seller by registered mail;

                    3.4.4.3 Provide that such policy or policies and the coverage evidenced thereby are primary and Seller’s insurance is noncontributing with such primary coverage; and,

                    3.4.4.4 Contain severability of interest and cross liability clauses.

     Buyer may provide the insurance described in this Section in whole or in part through a policy or policies covering other liabilities and projects of Buyer; provided, however, that any such policy or policies shall (a) specifically allocate to the Agreement the full amount of insurance required hereunder and (b) be subject to, without limitation, and contain, permit or otherwise unconditionally authorize the waiver contained in subsection above; and provided further that any such policy or policies shall not otherwise dilute or impair the rights of Seller or in any way negate the requirements of the Agreement.

          3.4.5 Evidence of Insurance. As confirmation and evidence of each type of insurance coverage required by Section 3.4.1 and Section 20 hereof, Buyer shall satisfy the following requirements:

                    3.4.5.1 Buyer shall provide Seller with policy binder letters (with cost quotes) by the Close for each type of insurance coverage, confirming the subject coverage is in place and effective as of the Close;

                    3.4.5.2 Buyer shall comply with all payment obligations of each type of insurance, as specified in the subject policy quote/binder;

                    3.4.5.3 Buyer shall comply with all terms and conditions of each subject quote/binder that require additional information be provided to he insurer prior to binding;

                    3.4.5.4 In addition to binder letters, Seller shall be provided with certificates issued by Buyer’s insurance carrier acceptable to Seller showing such policies in force for the specified period. Such evidence shall be delivered to Seller promptly upon execution of the Agreement. Seller has the right to review certified policies as it may deem necessary with respect to that insurance provided for in Section 20. Evidence of any renewal insurance including specifically without limitation, the products and completed operations insurance, shall be delivered to Seller not less than thirty (30) days after the expiration date on the term of the policy. The policy certificate for the insurance provided for in Section 20 shall be subject to reasonable approval by Seller. Should any policy expire or be cancelled before the expiration of the Agreement, or such later period as Buyer is required to carry such insurance as set forth herein, and Buyer fails immediately to procure other insurance as specified, Seller, upon ten (10) days written notice to Buyer, shall have the right, but shall have no obligation, to procure such insurance and to charge Buyer with one hundred percent (100%) of the cost to Seller of procuring such insurance. Buyer shall pay Seller any such amount within ten (10) days of written demand therefor.

          3.4.6 Damages. Nothing contained in these insurance requirements is to be construed as limiting the type, quality or quantity of insurance Buyer should maintain or the extent of Buyer’s responsibility for payment of damages or discharging other Buyer obligations arising under the Development Documents.

          3.4.7 Seller’s Election to Insure. Should Buyer fail to do so, Seller reserves the right, but shall have no obligation, to procure the insurance, or any portion thereof. As provided above, Seller shall notify Buyer if Seller exercises its right, whereupon Buyer’s responsibility to carry such duplicative insurance shall cease. Seller further reserves the right at any time, with thirty (30) days notice to Buyer, to require that Buyer resume the maintenance of any insurance for which Seller has elected to become responsible pursuant to this Section 3.4.7.

          3.4.8 Contractors. Buyer shall not permit any architect, engineer, contractor, subcontractor or materialmen to commence work on or relating to the Property Interests (and Oil Operations) until such parties have complied with Buyer’s customary insurance requirements. Buyer shall use “commercially reasonable” efforts to cause each such party to name Seller and Torch as additional insureds to such party’s general liability insurance policies. Buyer shall also include Seller and Torch in any indemnity provisions with such parties for defense and indemnification to the same extent Buyer is defended and indemnified.

     3.5 Release and Indemnity.

          3.5.1. Buyer’s Indemnity. Except as specifically provided to the contrary in the PAPA and in Sections 3.5.3 and 3.5.5 below, to the maximum extent permitted by law, Seller, Torch and their members, partners and their constituent members, their parent companies and subsidiaries and their employees, officers, directors, shareholders, and respective successors and assigns, other than subsequent Developers of the Development Areas whose indemnity obligations are governed by the Development Declaration and the PAPA, (collectively, the “Indemnitees”) shall not be liable for any Losses (as defined in Section 3.5.7 below) arising out of, caused by, relating to or alleged to have arisen from, been caused by or related to:

(a)	the Activities (as defined in Section 3.5.7 below), including:

(i)	the use of the Property Interests by Buyer, or Buyer’s Representatives, including for Oil Operations,

(ii)	a defect in the design or construction of or any material in any structure or other improvement at, relating to or in connection with the Property Interests or Oil Operations, or in any Work performed by Buyer or Buyer’s Representatives,

(iii)	the condition of the Property Interests including any earthquake or other faults, or other natural hazards, disclosed or undisclosed, and any defect in soils or the preparation of soils prior to the date hereof by any entity,

(iv)	the presence or existence of any Hazardous (or toxic) Substances (including any methane gas and/or tar seeps), materials or waste (including any landfill) in, or on the soil or groundwater at, relating to or in connection with the Property Interests, and including the release, use, generation, discharge, storage, disposal or clean-up of any Hazardous Substance to, on, in or from the Property Interests or in connection with Oil Operations, or any residual contamination therefrom affecting any natural resource or the environment, including any Environmental Law or other law,

(v)	claims made by third parties for matters at, relating to or in connection with the Activities,

(vi)	any act or omission of Buyer or Buyer’s Representatives,

(vii)	any accident or casualty at, relating to or in connection with the Activities,

(viii)	any material breach of a representation of Buyer in Section 3.1C, of the Agreement,

(ix)	a violation or alleged violation by Buyer or Buyer’s Representatives of any law now or hereinafter enacted including any breach by Buyer or Buyer’s Representatives of an Environmental Law or the assertion of any Hazardous Substance Claim not caused by, or the responsibility of, Developer as described in the PAPA, including the violation, or alleged violation by Buyer or Buyer’s Representatives of any statute, ordinance, notice, order, rule, regulation, permit, judgment or license relating to the use, generation, release, discharge, storage, disposal or transportation of any Hazardous Substance in, on, under or about, to or from the Property Interests or in connection with Oil Operations, and

(x)	any other cause whatsoever at, relating to or in connection with the Property Interests or Oil Operations, Buyer’s use of the Property Interests or conduct of Oil Operations or Buyer’s performance under the Development Documents (including its covenants, representations and warranties made pursuant thereto);

(b)	The negligence or willful misconduct of Buyer (or any of Buyer’s Representatives) in connection with the Activities, as specified in (a), above;

(c)	The default by Buyer of any of its obligations under the Development Documents, including those matters specified in Section 3.2 hereof, and/or any material breach of the representation(s) and warranties made therein;

(d)	The application of the principles of strict liability with respect to any act or omission of Buyer or Buyer’s Representatives or any Indemnitee at, relating to or in connection with the Activities, as specified in (a), above.

          3.5.2 Releases and Indemnity. As a material part of the consideration of the Agreement, Buyer hereby releases the Indemnitees from and waives on its behalf, and on behalf of its successors and assigns, all the Losses described in Section 3.5.1, and agrees to indemnify, defend and hold harmless Seller and all of the Indemnitees and their property from all such Losses whether incurred or made by Buyer, Seller, any Indemnitee (or any third parties/person(s)). The foregoing release, waiver, indemnity and obligation to defend and hold harmless shall apply to any claim or action brought by a private party or by a Governmental Agency or entity under any statute or common law now or hereinafter in effect and is intended to apply with respect to the Losses described in Section 3.5.1, whenever they may occur. The foregoing release, waiver, indemnity and obligation to defend and hold harmless, and any similar covenants by Buyer elsewhere in the Development Documents, are intended to apply to the Losses described in Section 3.5.1, incurred directly by Seller or any Indemnitee, or their property, as well as by Buyer, or any third party, or their property.

          3.5.3 Limitation on Indemnity-Seller’s Actions. Notwithstanding anything to the contrary above, nothing contained in this Section shall operate to relieve any Indemnitee to the extent of any Losses found by a court of competent jurisdiction to have been caused solely by the reckless or willful behavior, gross negligence or the intentional misconduct of such Indemnitee.

          3.5.4 Buyer’s Acknowledgment. BUYER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

     BUYER BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTE OR COMMON LAW PRINCIPLE OF SIMILAR EFFECT.

BUYER’S INITIALS             SELLER’S INITIALS

          3.5.5 Limit on Buyer’s Indemnity. The indemnity and the release contained in this Section 3.5 shall not apply to the extent arising from or related to:

(a)	any material breach by Seller of its representations set forth in Section 3.1 B and its covenants set forth in Section 3.1 D of the Agreement,

(b)	civil or criminal penalties imposed upon Seller for Activities before the Close, but not paid,

(c)	taxes delinquent before the Close, but not paid,

(d)	royalty payments owed before the Close, but not paid,

(e)	any Losses or obligations of Seller resulting from or relating to the employment relationship between Seller and any of Seller’s present or former employees or the termination of any such employment relationship, including without limitation personal injury, matters relating to employee health, severance pay and other similar benefits, if any, and any claims on behalf of any such present or former employee relating to the employment or termination of employment of any such employee by Seller prior to the Closing, including without limitation any claim for wrongful discharge, breach of contract, unfair labor practice, employment discrimination, unemployment compensation, or workers’ compensation or any Losses or obligation of Seller in respect of any agreement, trust, plan, fund, or other arrangement under which benefits or employment is provided for any of Seller’s present or former employees,

(f)	any Losses to the extent incurred by Buyer or third parties as a result of Seller’s negligence or willful misconduct in the performance of its Work under the Program or PAPA prior to Final Acceptance,

(g)	any Losses arising from or related to matters which arise from or are related to the duty or obligation of the Developer under the PAPA,

(h)	any Losses arising from or related to the Development Areas except those resulting from Oil Operations and the Activities of Buyer’s Representatives,

(i)	any Losses (less the applicable deductible) to the extent Seller’s preexisting insurance policy provides a legal defense and coverage of a claim; Seller shall assert and pursue the claim for payment under the policy in a commercially reasonable manner irrespective of whether the insurance company initially denies it and any recovery shall reduce the extent of Buyer’s Indemnity (provided however that Seller shall only be required to initiate litigation, arbitration or other formal controversy after written notice from Buyer, and only (x) to the extent of a “good faith” claim and (y) if all costs and expenses are paid by Buyer); and,

(j)	any Losses relating to Seller’s offsite disposal of Hazardous Substances.

          3.5.6 Construction Entities. Notwithstanding the above, nothing contained herein shall obviate or nullify in any way Buyer’s rights granted in Section 3.2 to assert claims against the construction entities hired by Seller to perform Work at, relating to, or in connection with the Property Interests, Oil Operations, or under the Development Documents and affecting or relating to the Property Interests or Oil Operations pursuant to a written contract (“Construction Entities”).

          3.5.7 Definitions. As used in the Agreement, the terms listed below shall have the following meanings:

                    “Activities” for purposes of this Section 3.5 shall mean and include Oil Operations, the Property Interests, the development or use of the Property Interests or Oil Operations, the performance of any Work at, relating to or in connection with the Property Interests or Oil Operations, the construction, use, sale or other conveyance of improvements at, relating to or in connection with the Property Interests or Oil Operations, and/or any defect in any such Work, or the Property Interests, or the conduct of Oil Operations.

                    “Buyer’s Representatives” for the purposes of this Section 3.5 shall mean Buyer’s contractors, or their respective subcontractors, agents, employees, licensees, invitees or representatives, or any other parties directly or indirectly employed by any one of the foregoing or reasonably under the control of any of the foregoing or for whose acts any of the foregoing may be liable (collectively, “Buyer’s Representatives”), but excluding Seller’s Work under the Program prior to Final Acceptances and/or Developer’s Work under the Program or otherwise.

                    “Losses” for the purposes of this Section 3.5 shall mean any and all claims, demands, actions, suits, proceedings, causes of action, loss, liability, damage (including sickness, disease and/or death and other consequential damage), cost (including cleanup costs), expense, injury, deficiency, fine, penalty, punitive damage or expense, of any kind or character, to any person or property (including third parties), tangible or intangible, fixed or contingent, presently known or unknown, whether resulting from occurrences prior to, on the date of or after the Closing, including compensation for lost wages, business income, profits or other economic loss, damage to natural resources or the environment, nuisance, pollution, contamination, leak, spill, release or other adverse effect on the environment, court costs and attorneys’ fees (collectively, “Losses”).

                    “Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901, et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Safe Drinking Water and Toxic Enforcement Act of 1986 (Cal. H&S Code Sections 25249.5-25249.13), the Carpenter-Presley-Tanner Hazardous Substance Account Act (Cal. H&S Code Sections 25300 et seq.), and the Porter-Cologne Water Quality Control Act, California Water Code Sections 13000, et seq., the California Health and Safety Code generally and any and all other present and future federal, state or local laws (whether under common law, statute, ordinance, rule, regulation or otherwise), permits, orders, determinations, notices and any other requirements of Governmental Agencies relating to the environment or to any Release, Hazardous Substance or Hazardous Substance Activity, as heretofore or hereafter amended from time to time.

                    “Hazardous Substance” means (a) any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Law as a “hazardous substance,” “hazardous material,” “hazardous waste,” “extremely hazardous waste,” “infectious waste,” “toxic substance,” “toxic pollutant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or “EP toxicity” and (b) ash produced by a resource recovery facility utilizing a municipal solid waste stream. Oil and natural gas are expressly excluded from the definition of Hazardous Substances.

                    “Hazardous Substance Activity” means any actual, proposed or threatened storage, use, holding, existence, Release, emission, discharge, generation, processing, abatement, removal, disposition, handling, transportation or clean-up of any Hazardous Substance from, under, into or on the Property Interests or surrounding property or in connection with the Oil Operations; provided, however, that the use, installation, storage and maintenance, in compliance with all applicable laws, ordinances, orders, regulations and notices of Governmental Agencies, of materials reasonably necessary and normally used in the development or use of the Property Interests or in connection with the Oil Operations in the ordinary course of its business as contemplated in the Development Documents, shall not be considered a Hazardous Substance Activity.

                    “Hazardous Substance Claims” shall mean any and all enforcement, investigation, clean-up, removal or other Governmental Agency notices, actions, proceedings of any kind or nature, or orders threatened, instituted or completed pursuant to any Environmental Law, together with all claims made or threatened by any third party against Buyer, Developer (to the extent arising out of, relating to or in connection with Developer’s activities and work regarding the Program), Seller, the other Indemnitees or the Property Interests or Oil Operations, relating to damage, construction, cost recovery compensation, loss or injury resulting from any Hazardous Substance.

          3.5.8. Notice. Each party shall promptly notify the other in writing of claims arising out of any of the matters described in this Section 3.5. If the claim is a Hazardous Substance Claim, the notifying party shall provide the other with copies of all communications with federal, state and local governments or Governmental Agencies.

     3.6 Seller’s Indemnity. To the maximum extent permitted by law, Buyer and its members, partners and its constituent members, parent companies and subsidiaries and their employees, officers, directors, shareholders, and all of their respective successors and assigns, (collectively, the “Buyer-Indemnitees”) shall not be liable for, and Seller indemnifies and agrees to defend Buyer-Indemnitees for, any Losses (as defined in Section 3.5) to the extent arising from and/or relating to the Retained Obligations listed on Exhibit “F3” to the Agreement;

provided, however, should the East Naranjal Tank Farm not be demolished within ten (10) years, this provision shall not apply as to the East Naranjal Tank Farm.

                    Notwithstanding anything to the contrary above, nothing contained in this Section shall operate to relieve any Buyer-Indemnitee to the extent of any such Losses found by a court of competent jurisdiction to have been caused solely by the reckless or willful behavior, gross negligence or the intentional misconduct of such Buyer-Indemnitee.

     3.7 Survival of Covenants.

          3.7.1 All of Buyer’s indemnification, defense and hold harmless covenants and limitations on Buyer’s obligations in any of the Development Documents, including without limitation the covenants in the Section hereof entitled “Release and Indemnity” and Buyer’s obligation to maintain completed operations insurance pursuant to the Section hereof entitled “Insurance” shall survive the Sale or Transfer of Seller or of the Property Interests and/or Oil Operations pursuant to Section 19 hereof.

          3.7.2 All of a party’s indemnification, defense and hold harmless covenants shall be binding on such party (or any permitted assignee) until the last to occur of (a) such date as any action against the indemnified party is absolutely barred by the applicable statute of limitations or (b) such date as any action asserted prior to limitations for which indemnification is claimed under said Section is fully and finally resolved. Neither payment nor a finding of liability or of an obligation to defend shall be a condition precedent to the enforcement of any indemnity or duty to defend provision herein or elsewhere in any Development Document.

          If any action or proceeding shall be brought against any indemnified party alleging any fact or circumstances for which a party is to provide indemnification, Buyer such party, upon notice from such indemnified party, shall defend the same at Buyer’s its sole cost and expense.

          3.7.3 Neither Buyer nor Seller shall assert a statute of limitations defense to its obligation to defend and indemnify an indemnified party hereunder (or as otherwise required by the Development Documents) until after three years from the assertion of any claim, so long as the indemnified party notifies the indemnifying party of any such known claim within three years of discovery of the claim.

     3.8 Retained Obligations Under Hover Agreement. Seller shall, notwithstanding the sale to Buyer of the Property Interests hereunder, continue to be responsible for and bear the cost of implementing those Retained Obligations that impact the Property Interests or the Oil Operations (set forth under Exhibit “F2”) under the Hover Agreement. Buyer shall, among other matters, make its Property Interests reasonably available to permit Seller to plug and abandon the wells and make the modifications of the facilities set out in Exhibit “F2.” Buyer shall cooperate fully with Seller’s efforts to implement the Retained Obligations at no out-of-pocket expense to Buyer.

     Section 4. Natural Hazard Zones. Seller has submitted to Buyer and Buyer acknowledges that it has received, read and approved the natural hazard zones (“Natural Hazard Zones”) disclosure materials attached as Exhibit “E,” which have been provided by First American Title Company. Buyer agrees that Seller has thereby fully discharged all of its obligations to Buyer, if any, under California law with respect to Natural Hazards Zones disclosures.

     Section 5. Release. Declarant may release any portion of the Covered Property from this Development Declaration at any time and for any reason with the prior approval of Buyer, not unreasonably withheld.

     Section 6. Enforcement: Assignment By Declarant.

     (a) A default under any Development Document shall be a default hereunder. Declarant shall have all rights and remedies herein as prescribed in the Development Documents including the sole right to enforce by proceedings at law or in equity, all Restrictions now or hereafter imposed by the provisions of this Development Declaration or any amendment hereto, specifically including the right to prevent the violation of any such Restrictions and the right to recover damages or other compensation for such violation. Failure by Declarant to enforce any Restriction herein contained in any certain instance or on any particular occasion shall not be deemed a waiver of such right on any future breach of the same or any other Restriction by Buyer. All rights, options and remedies of Declarant specified in the Development Documents and this Development Declaration are cumulative, and no one of them shall be exclusive of any other, and Declarant shall have the right to pursue any one or all of such rights, options and remedies or any other remedy or relief which may be provided by law, whether or not stated in this Development Declaration.

     (b) In addition to and without limiting the foregoing, Declarant may assign any of its rights and powers under this Development Declaration to any Successor (as that term is defined in Subsection 13(d) below) so long as such person or entity agrees in writing to assume the duties of Declarant pertaining to the particular rights and powers assigned. Upon the recordation of such writing accepting such assignment and assuming such duties, such assignee (“Successor”), to the extent of such assignment, shall have the same rights and powers and be subject to the same obligations and duties as are given to and assumed by Declarant herein. Without limiting the generality of the foregoing, Declarant may make such assignments as to the entire Covered Property or to any portion thereof.

     Section 7. Amendments. Except as provided in this Development Declaration concerning (a) assignment by Declarant of its rights under this Development Declaration, (b) reacquisition of the Covered Property by Declarant, and (c) addition of descriptions and/or depictions of Benefitted Property (all for which, Declarant may unilaterally amend this Development Declaration), this Development Declaration may only be amended by a writing executed by Declarant and Buyer, which amendment shall be recorded against the Covered Property.

     Section 8. Captions. The captions used herein are for convenience only and are not a part of this Development Declaration and do not in any way limit or amplify the terms and provisions hereof.

     Section 9. Governing Law. This Development Declaration shall be governed by and construed under the laws of the State of California.

     Section 10. Arbitration/Attorneys’ Fees. Except for the right of either party to apply to a court of competent jurisdiction for temporary restraining orders, preliminary injunctions, writs of attachment, writs of possession or other equitable or provisional relief, any controversy, dispute or claim of any kind or nature arising out of, in connection with, or in relation to the interpretation, performance or breach of the Agreement (including the indemnity obligations contained herein), any Development Document and/or the use or development of the Land, Property Interests or Oil Operations, including, without limitation, any claim based on contract, tort or statute, shall be settled by final and binding arbitration by three (3) arbitrators in accordance with the Rules of the American Arbitration Association then in effect (the “Rules”). Each party shall, in accordance with the Rules, nominate one (1) arbitrator to the arbitrational tribunal and the two (2) arbitrators so appointed shall appoint the third arbitrator in accordance with the Rules, the three (3) arbitrators constituting the arbitration tribunal. The arbitration shall be held in Orange County, California. Reasonable discovery shall be allowed in connection with such arbitration. At the request of a party, the arbitration tribunal may issue orders for interim relief as deemed necessary to safeguard property that is the subject of the arbitration or in order to accomplish the objectives of the Agreement. Such interim measures may also be sought from judicial authority having jurisdiction. The decision of the majority of the arbitrators shall be reduced to writing, shall be the sole and exclusive remedy between the parties regarding any and all such disputes or differences, and shall be final and binding on all parties to the arbitration; and, application may be made to any court of competent jurisdiction for an order of enforcement and shall be enforceable in any court of competent jurisdiction. The parties agree to exclude any right of application or appeal to the courts of any jurisdiction in connection with any questions of law arising in the course of arbitration or with respect to any award made, except for enforcement purposes. Consequential, punitive, or incidental or other similar damages shall not be allowed.

     In the event any such arbitration (or other proceeding) is brought to enforce or interpret any of the covenants, terms or provisions of the Agreement, any Development Document and/or use or development of the Land, Property Interests or Oil Operations, the prevailing party in any and all such arbitration(s) or other proceeding(s), including any bankruptcy proceedings, shall be entitled to recover from the non-prevailing party all of the attorneys’ fees and costs incurred by such party in each and every such arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in the Agreement, attorneys’ fees shall be deemed, to the extent allowed by law, to mean the full and actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to “reasonable attorneys’ fees” as defined in any statute or rule of court.

     Section 11. Severability. In the event that any portion of this Development Declaration shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining portions of this Development Declaration shall not be affected thereby and shall remain in force and effect to the full extent permissible by law.

     Section 12. Gender and Number. In this Development Declaration (unless the context requires otherwise), the masculine, feminine and neuter genders and the singular and the plural include one another.

     Section 13. Covenants to Run with the Land: Term; Unilateral Amendment for Program.

     (a) The Covered Property shall be held, developed, conveyed, hypothecated, encumbered, leased, rented, used and occupied subject to the Restrictions. The Restrictions are intended and shall be construed as covenants and conditions running with and binding the Covered Property and servitudes upon the Covered Property and every part thereof, and all and each of the Restrictions shall be binding upon and burden all persons having or acquiring any right, title or interest in the Covered Property (during their ownership of such interest), or any part thereof, and their successors and assigns. The Restrictions shall inure to the benefit of the Benefitted Property and the owners of the Benefitted Property, and their successors and assigns; and the Restrictions shall be enforceable by Declarant and its Successors, all upon the terms, provisions and conditions set forth herein.

     (b) This Development Declaration shall continue in full force and effect for a term of sixty (60) years from the date it is recorded in the Office of the County Recorder of Orange County, California.

     (c) This Development Declaration shall, upon recordation in the Office of the County Recorder of Orange County, California of a notice of termination executed by Declarant, automatically terminate and be of no further force or effect as to any portion of the Covered Property reacquired by Declarant (as to which Declarant has not assigned its rights and obligations hereunder to a Successor), whether by grant deed, lot line adjustment or otherwise, but the Restrictions shall continue to apply as to the remainder of the Covered Property.

     (d) In the event that any portion of the Benefitted Property is conveyed by Declarant to a third party which acquires such portion, as a Developer, for the purpose of developing it as a part of the Project (each parcel of the Benefitted Property so transferred is hereinafter referred to as a “Transferred Parcel”), the Restrictions shall continue to benefit such Transferred Parcel unless the deed conveying the Transferred Parcel from Declarant to the transferee or a separate recorded document executed by Declarant, with the prior written approval of Buyer not unreasonably withheld, expressly states that the benefits of the Restrictions do not run with the Transferred Parcel (by specific reference to this Development Declaration). Any portion of the Benefitted Property which is conveyed for other purposes shall not continue to benefit from the Restrictions unless the deed or other instrument of conveyance expressly so states. Any owner of any Transferred Parcel hereunder is referred to herein as a “Successor.” Any merger of Declarant with or into another entity or any acquisition of all or a portion of the stock or equity of Declarant by a third party will not be deemed a transfer of the Benefitted Property triggering the applicability of this Subsection 13(d).

     (e) Buyer’s reasonable approval with respect to the matters contained in this Section 13 and in Section 7 (Amendments), hereof (for example, for the purpose of making the Program compatible with the well abandonment and accommodation program to be agreed to by Declarant in its transfers of its interests in the Benefitted Property, from time-to-time, referenced in Section 4.6 of the Agreement), shall be given prior to the issuance of the last Final Acceptance in the Program so long as any such conveyance of a Transferred Parcel or amendment or modification does not (i) materially, adversely affect Buyer’s existing Oil Operations, taking into account Buyer’s prior agreement to, and acceptance of, the Program and/or (ii) cause a material diminution in Buyer’s “bargained for exchange” in the Transaction, as evidenced in the Development Documents, including with specificity, those matters set forth in the PAPA regarding the Program.

     Section 14. Notices.

     If to Nuevo:

Nuevo Energy Company
1021 Main, Suite 2100
Houston, Texas 77002
Attn:	David A. Leach
Fax:	(713) 374-4899
Phone:	(713) 374-4802
Email:	leachd@nuevoenergy.com

and

Attn: Fax: Phone: Email:	George B. Nilsen (713) 374-4981 (713) 374-4973 nilseng@nuevoenergy.com

     Copy to:

Ullom Associates
16149 Redmond Way, Suite 401
Redmond, Washington 98052
Fax:	(425) 836-2870
Phone:	(425) 836-2728
Email:	ullomjw@aol.com

Nossaman, Guthner, Knox & Elliott, LLP
18101 Von Karman Avenue, Suite 1800
Irvine, California 92612-1047
Attn:	William P. Tanner, III
Fax:	(949) 833-7878
Phone:	(949) 833-7800
Email:	wtanner@nossaman.com

     If to Buyer:

BlackSand Energy, Inc. or BlackSand Partners, L.P. 1801 Broadway, Suite 600 Denver, Colorado 80202
Attn:	Tim Collins
Fax:	(303) 296-0329
Phone:	(303) 296-1908
Email:	timdenver@aol.com

     Copy to:

Kent G. Snyder, Esq. 2212 Dupont Drive, Suite B Irvine, California 92612
Fax:	(949) 833-8209
Phone:	(949) 833-9078
Email:	ksnyder@winstarmail.com

     Notice may also be given by facsimile transmission (“Fax”) to any party at the respective Fax number given above or by email, provided receipt of such transmission shall be confirmed by follow-up notice within seventy-two (72) hours by another method authorized above. Any party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one above specified. If any notice or other document is sent by mail as aforesaid, the same shall be deemed served or delivered seventy-two (72) hours after the mailing thereof as above provided. Notice by any other method shall be deemed served or delivered upon actual receipt at the address or Fax number listed above.

     Section 15. Effect of Declaration. This Development Declaration is made solely for the purposes set forth herein and in the Development Documents. Declarant makes no warranties or representations, express or implied, as to the binding effect or enforceability of all or any portion of this Development Declaration, or as to the compliance of any of these provisions with public laws, ordinances and regulations applicable thereto.

     Section 16. Rights of Mortgagees. The breach of any Restrictions shall not defeat, invalidate nor impair the obligation or priority of any mortgage or deed of trust now or hereafter executed and constituting a lien upon the Covered Property or any portion thereof, which is made in good faith and for value; provided, however, that any party, including the holder or beneficiary of the mortgage or deed of trust (except for Declarant), which acquires title through private or judicial foreclosure, trustee’s sale or deed in lieu of foreclosure (a “Foreclosure-Purchaser”) and all successors and assigns of such Foreclosure- Purchaser shall take title subject to all of the Restrictions contained in this Development Declaration. Such Foreclosure-Purchaser shall not be liable for damages arising from the breach of any Restrictions performed or which were to have been performed prior to the time such Foreclosure-Purchaser acquires title to all or any portion of the Covered Property, and the Foreclosure-Purchaser shall have until six (6) months after acquisition of title to all or a portion of the Covered Property to correct any default under, or violation of a provision of, the Development Documents.

     Section 17. Waiver of Jury Trial. As set forth in the Agreement, Declarant and Buyer have each acknowledged that it has had the advice of counsel of its choice with respect to rights to trial by jury under the constitutions of the United States and the State of California. Both Declarant and Buyer expressly and knowingly waive and release all such rights to trial by jury in any action, proceeding or cross or counterclaim brought by either party against the other on any matters arising out of or in any way connected with this Development Declaration, the Development Documents, Buyer’s use or development of the Covered Property and/or any claim for injury or damage.

     Section 18. No Agency or Partnership.

     18.1 Buyer and Seller expressly acknowledge and agree that they are not joint venturers, partners, or agents of each other and do not have fiduciary duties with respect to one another, in any manner whatsoever, in the acquisition or conveyance of the Property Interests or Oil Operations. Neither anything in the Agreement or in any other Development Document, nor any communication or other action between the parties relating to the Property Interests or Oil Operations, is intended or shall be construed to create a joint venture, partnership, agency or fiduciary relationship between Buyer and Seller or their respective owners, regardless of any common identity of ownership in Seller and Buyer.

     18.2 The Agreement does not create any third party beneficiary status.

     Section 19. Assignment of Agreement. Subject to Section 26, either Seller or Buyer may assign its rights and interests under the Agreement, with the exception that Buyer may only assign the entire Agreement or effect the Sale or Transfer of all of (or undivided interests in) the Property Interests, and, Seller, without the written consent of Buyer, may not assign its rights under Exhibit “I” with respect to the Program. In the event of any assignment authorized by this Section 19, Seller and Buyer expressly agree that (a) any such assignee shall assume in writing all of assignor’s obligations under the Agreement which are the subject of the assignment, as more fully described in Section 26, and (b) the assignor will reimburse the non-assigning party for all reasonable costs and expenses it incurred in connection with any such assignment including all reasonable attorneys’ fees and other costs incurred in preparing and/or reviewing assignment documentation.

     ANY ATTEMPTED ASSIGNMENT MADE IN VIOLATION OF THIS SECTION SHALL BE VOID.

     Section 20. Stand Alone Insurance.

          20.1 Policy Requirements. As a separate and distinct matter, not covered by the insurance requirements assumed by Buyer and contained elsewhere in the Agreement, Buyer shall obtain a single premium, ten-year term, “stand-alone” environmental insurance policy (“SA Insurance”) to cover a portion of the risks described in Section 3.5 hereof having a combined total limit of Twenty Million Dollars ($20,000,000), with a self-insurance retention of Two Hundred Fifty Thousand Dollars ($250,000); and, at least the following:

                    (a) The insurance company is rated at least A- VIII in the latest Best’s Report;

                    (b) Buyer, Seller and Developer (and all the Indemnitees) are Named Insureds;

                    (c) First party clean-up and third party claims, both on-site and off- site, are covered on a “claims made” basis, to the extent “occurrence” based insurance is not available in the marketplace;

                    (d) Personal and bodily injury, property damage, health, nuisance (e.g., from odor) and diminished property value on and off the Property Interests are covered;

                    (e) Unknown (“Unknown”), pre-existing conditions are covered, including underground storage tanks;

                    (f) No third party claim is necessary to trigger coverage for occurrences arising from Unknown, pre-existing conditions; and, defense and indemnity is available therefor, including coverage for the assertions of Governmental Agencies, any Developer and any Home Owners’ Association (including internal costs, bonds to release liens and attachments, appeal bonds, pre and post judgment interest);

                    (g) There is no “retroactive” time limitation on coverage;

                    (h) Cancellation may be effected only to the limited extent of specific Named Insured non-compliance; and

                    Buyer and Seller shall pay the premium for such policy at the time of issuance, as follows:

Seller	50%
Buyer	50%

                    To the extent any insurance payment under such a policy of SA Insurance is applied to reduce any liability imposed as a result of such a risk (or Buyer’s indemnity in Section 3.5), Buyer’s payment obligations pursuant to Section 3.5 shall be reduced proportionately; provided however, that such SA Insurance and/or payment shall not otherwise dilute Buyer’s obligations under such Section 3.5, or the Indemnities specified therein.

          20.2 Documentation. Any person or entity that is obligated to perform remediation work under the PAPA shall use commercially reasonable efforts to obtain a No Further Action Letter or such other, comparable documentation from the appropriate Governmental Agency as is necessary to avoid any exclusion for known pollution conditions under the SA Insurance Policy. As soon as such documentation is obtained, such person or entity shall promptly furnish same to the insurer under the SA Insurance Policy.

     Section 21. Further Assurances and Cooperation. Each of the Parties shall execute and deliver all additional papers, documents and other reasonable assurances, and shall do all acts and things reasonably necessary in connection with the performance of its obligations hereunder to carry out the intent of the Agreement, including Seller’s obligation to make the Contingent Payment as defined in Section 23, and shall cooperate with the other Party after the Close, to ensure a smooth transition from Seller to Buyer regarding the ownership, possession and use of the Property Interests and for Oil Operations, including without limitation, the following: (a) Buyer shall provide access and make available to Seller, during normal business hours, upon forty-eight (48) hours notice, for copying of the Knowledge, but only including financial and accounting documents and information relating to Seller’s prior ownership, use and possession of the Property Interests and Oil Operations, among other things, in order to (i) submit any reports to or filings with any Governmental Agency (including taxing authorities), (ii) wind up its business activities with respect to the Property Interests and Oil Operations and (iii) continue its general, corporate operations in the ordinary course of its business, and (b) Seller shall provide reasonable assistance to Buyer in assuming the Oil Operations, without however, being required to spend money, participate in any formal controversy including litigation or arbitration or spend excessive employee or consultant time and effort in so doing.

     Section 22. Continuing Seller Interests. To ensure the performance by Buyer (and its successors and assigns to all or an undivided interest in the Property Interests), of its obligations under the Agreement, any Sale or Transfer (including hypothecation) of all or a portion of the Property Interests or recording of claims against the Property Interests shall be made expressly subject to the rights of Seller under the Agreement, including the Development Declaration. THIS PROVISION SHALL BE INCLUDED IN THE GRANT DEED AND ANY SUBSEQUENT DEED OR CONVEYANCING INSTRUMENT FOR ANY OF THE PROPERTY INTERESTS, IN PERPETUITY.

     Section 23. Unocal Asset Purchase Agreement. With the exception of the payment of the “Contingent Payment” to Unocal as set forth below, Buyer hereby accepts and assumes all of Seller’s rights, duties and obligations, of every nature and type whatsoever, under, in or relating to the Unocal Asset Purchase Agreement to the extent they relate to the Property Interests. The obligation to pay to Unocal the “Contingent Payment” (referenced and defined at Section 2.1 of the Unocal Asset Purchase Agreement) is specifically retained by Seller; provided, however, that Buyer hereby covenants and agrees to provide necessary information to Seller in a timely fashion so that it may calculate the amount of the Contingent Payment. The information to be provided to Seller shall consist of and shall be submitted as follows:

          (a) The information is set forth in Section 2.1 of the Unocal Asset Purchase Agreement and shall be calculated based upon data from the Brea Olinda field only.

          (b) The information shall relate to the following calendar years: 2003 and 2004. Buyer shall provide such information to Seller, within ten (10) days of a written request therefor. Furthermore, within two (2) days of a Seller request, Buyer shall make its relevant records available for inspection by Seller during normal business hours at Buyer’s office. The matters contained in the preceding sentence are in addition to, and not in limitation of, the provisions of Section 21.

     Section 24. Unavoidable Delay. Any prevention, delay or stoppage in the completion of Declarant’s or Buyer’s Improvements as defined in Exhibit “I” caused by Force Majeure as defined therein in Section 2.1.8.1 or by acts of God, war, riot, civil insurrection, inability to obtain labor or materials or reasonable substitutes therefor, or other similar matters or causes beyond the reasonable control of the responsible party (“Unavoidable Delay”) shall extend the time within which the Development Documents require certain acts to be performed for a period or periods equal to any period of such Unavoidable Delay, but not to exceed in the aggregate eighteen (18) months; provided, however, that nothing in this Section shall excuse the performance of any act rendered difficult solely because of the financial condition of a party. Furthermore, in no event shall any extension of any period of time be deemed to have occurred unless a party shall have given written notice to the other within fifteen (15) days following the commencement of any such delay, setting forth the facts giving rise to such extension.

     Section 25. Waiver. Release, and Indemnities: Limitations Under the PAPA. The waiver, release and indemnities given by Buyer herein with respect to Losses and Environmental Losses are subject to any contrary provisions regarding Seller Work to be performed under the PAPA (but as also limited by such contrary provisions). The provisions of the PAPA shall prevail in the event of any conflict between that agreement and the indemnity provisions in Section 3.5 of the Agreement.

     Section 26. Notice on Approved Transfer . Buyer shall notify Seller in writing ten (10) days prior to any Transfer permitted by Section 19 hereof, by (a) identifying the transferee; (b) specifying its relation to Buyer and/or Buyer’s parent or related entity and Buyer’s ownership interest therein; if any, and (c) by providing Seller with such Transferee’s written Assumption of Obligations (in the form attached to the Agreement as Exhibit “J”) of all Buyer’s obligations hereunder relating to the portion of the Property Interests being transferred.

     Section 27. Assumption of Obligations. The undersigned acknowledge and agree that they have received valuable consideration for executing the Assumption of Obligations and assuming all the obligations of Buyer under the Agreement (including specifically without limitation those obligations in Sections 3.2, 3.4, 3.5, 3.7, 5.28 and 5.29 thereof) as the beneficiary of (a) the further transfer of Property Interests, (b) the assignment provisions in Section 19 and (c) otherwise in connection with the recitals, covenants and promises between Seller and Buyer in the Agreement, and in exchange therefor, hereby assume, in addition to and not in lieu of the assumption by Buyer of all its duties and obligations under the Agreement, all of Buyer’s duties and obligations under the Agreement; provided, however, that each of the undersigned’s potential liability to Seller pursuant to the Assumption of Obligations shall be limited, to the value and extent of the Property Interests held by such undersigned entity, except to the extent of any insurance, surety or other third party proceeds, contributions and/or liability from which they may benefit relating thereto and which they hereby agree to pursue in each instance with best efforts on behalf of Seller.

     This assumption of obligations shall not apply to an undersigned which does not actually come into possession of any Property Interests; however, the assumption shall specifically apply to any successor in interest, assignee, or grantee. To the extent an undersigned conveys or assigns any of its prospective or actual interests or rights in or to the Property Interests, the undersigned shall require any such successor in interest or assignee to agree in writing to the assumptions of obligations set forth herein.

     Without in any way limiting the effect of the Indemnity Sections or of any other obligation, liability, responsibility or indemnity of Buyer under the Agreement, the following shall apply with respect to the Assumption of Obligations by the undersigned (jointly and severally, “Undersigned”) regarding the Indemnities of Buyer in favor of Seller against Losses in Section 3.5 of the Agreement (“Release and Indemnity Section”):

     (1) In the event of any mediation, arbitration, reference proceeding, litigation or any other dispute resolution method, procedure and/or endeavor (“Indemnity Controversy”) for which defense and indemnity may be claimed by Seller against Buyer, Seller may demand defense and indemnity from any or all of the Undersigned, at Seller’s sole discretion. Upon such demand, the Undersigned to whom such demand is made shall immediately tender to Seller defense and indemnity pursuant to the terms of the Agreement.

     (2) In any Indemnity Controversy, Buyer and/or any or all of the Undersigned may make a written request of any trier of fact (“Trier”) therein for a specific, special finding (“Finding”) that any liability of Seller for which defense and indemnity applies under the Agreement shall be identified and allocated in whole or in part by such Trier, in its sole discretion, to all or any of the Undersigned and Buyer. For purposes of the Assumption of Obligations, a “Finding” does not occur and is not effective until there is a final judgment or other final, non-appealable resolution of the dispute concerning the Allocation.

     (3) In the event a Finding is made pursuant to the Assumption of Obligations, Buyer and the Undersigned shall have the responsibility to Seller, from the date of the Finding forward, for only their portion of the Allocation. In the absence of a Finding or prior to the effectiveness of a Finding, Buyer and the Undersigned shall be jointly and severally responsible for the full amount of liability of Seller for which defense and indemnity applies under the Agreement. In no event shall Buyer or the Undersigned have the right to recover from Seller any defense and/or indemnity payments made to Seller under the Assumption of Obligations or the Agreement.

     To the extent any disputes arise between or among Buyer, the Undersigned, or any of them, regarding the matters described in the Assumption of Obligations, Buyer and the Undersigned shall resolve such disputes among themselves. Any such disputes shall not be a matter for which Seller shall be concerned or in which Seller shall be a party or participant, or have any liability whatsoever.

     IN WITNESS WHEREOF, Declarant has executed this instrument the day and year first hereinabove written.

NUEVO ENERGY COMPANY, a Delaware corporation

By:
George B. Nilsen
Title: Senior Vice President

BLACKSAND PARTNERS, L.P., a Texas limited partnership

By:	BLACKSAND ENERGY, INC., a Delaware corporation

Title:	General Partner

By:
Timothy Collins
	Title:	President

State of California	)
)

County of Orange	)

     On _______________ before me, ____________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of California	)
)

County of Orange	)

     On _______________ before me, ____________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

DEVELOPMENT DECLARATION

ATTACHMENT “1”

LEGAL DESCRIPTION OF THE LAND

DEVELOPMENT DECLARATION

ATTACHMENT “2”

LEGAL DESCRIPTION OF THE COVERED PROPERTY (MINERALS)

DEVELOPMENT DECLARATION

ATTACHMENT “3”

LEGAL DESCRIPTION OF THE BENEFITTED PROPERTY
(SURFACE FEE INTEREST IN THE LAND)

DEVELOPMENT DECLARATION

ATTACHMENT “4”

TPEL

DEVELOPMENT DECLARATION

ATTACHMENT “1”

LEGAL DESCRIPTION OF THE LAND

THOSE PORTIONS OF SECTIONS 1 AND 12. TOWNSHIP 3 SOUTH, RANGE 10 WEST AND SECTIONS 5, 6, 7 AND 8, TOWNSHIP 3 SOOTH, RANGE 9 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, AND IN THE CITY OF BREA, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 51, PAGE 7 OF MISCELLANEOUS MAPS, AND RECORD OF SURVEY FILED IN BOOK 12 PAGE 40, RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133, PAGES 41 THROUGH 46 INCLUSIVE AND RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE, ALL OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY RECORDER, ALSO BEING DESCRIBED IN A DEED, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1

BEGINNING AT A WHITE POST 4 INCHES SQUARE IN MOUND WITH PITS AT THE NORTHEAST CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BEING ALSO THE SOUTHEAST CORNER OF THE RANCHO RINCON DE LA BREA; THENCE ALONG THE PATENT BOUNDARY OF SAID RANCHO RINCON DE LA BREA, NORTH 84° WEST 107.51 CHAINS TO A SAND STONE MARKED R. B. IN MOUND WITH PITS; THENCE ALONG SAID PATENT BOUNDARY NORTH 57° 42' WEST 43.67 CHAINS TO A WHITE POST 4 INCHES SQUARE IN MOUND OF STONE MARKED S. J. C. S. A. AT INTERSECTION OF THE PATENT LINES OF SAID RANCHOS SAN JUAN CAJON DE SANTA ANA AND RINCON DE LA BREA; THENCE ALONG THE PATENT LINE OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, NORTH 76° 25' WEST 62.67 CHAINS TO A 2'' X 4'' POST MARKED 62.67 IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 58.96 CHAINS TO A 2'' X 4'' POST MARKED 20.60. IN MOUND WITH PITS; THENCE NORTH 89° EAST 20.00 CHAINS TO A 4'' X 4'' POST IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 20.00 CHAINS TO A 2'' X 4'' POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 88° 39' EAST 55.48 CHAINS TO A 2'' X 4'' POST MARKED 20 IN MOUND WITH PITS; THENCE SOUTH 0° 30' EAST 20.00 CHAINS TO A 2'' X 4'' POST IN MOUND WITH PITS; THENCE NORTH 89° 45'' EAST 134.63 CHAINS TO A 2" X 4" POST MARKED 40.10 IN MOUND WITH PITS UPON THE EASTERN BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA; THENCE ALONG SAME NORTH 4° WEST 47.51 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE WESTERLY 200 ACRES OF THE ABOVE DESCRIBED TRACT.

ALSO EXCEPTING THEREFROM ANY PORTION LYING NORTHERLY OF THE AGREED BOUNDARY LINE AND BOUNDED WESTERLY BY LINE, RUNNING NORTH 28° 30' EAST FROM THE WESTERN TERMINUS OF SAID LINE AS ESTABLISHED BY AGREEMENT BETWEEN THE UNION OIL COMPANY OF CALIFORNIA AND THE GRAHAM-LOFTUS OIL COMPANY, RECORDED JUNE 10, 1905 IN BOOK 120, PAGE 223 OF DEEDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY DEED RECORDED JUNE 28, 1940 IN BOOK

1051, PAGE 301 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY OF SAID LANDS OWNED BY UNION OIL COMPANY OF CALIFORNIA, WHICH WESTERLY BOUNDARY IS ALSO THE EASTERLY BOUNDARY OF THAT CERTAIN 200-ACRE TRACT CONVEYED BY SAID UNION OIL COMPANY OF CALIFORNIA TO GEORGE CHAFFEY BY DEED DATED APRIL 25, 1899, RECORDED JUNE 20, 1899 IN BOOK 44, PAGE 79 OF DEEDS, WHICH POINT OF BEGINNING IS THE POINT OF INTERSECTION OF THE AFORESAID WESTERLY BOUNDARY WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF CENTRAL AVENUE AS THE SAME EXISTED ON MAY 23, 1940 BETWEEN BERRY STREET AND BREA CANYON ROAD; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 73° 32' 24'' WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF SAID CENTRAL AVENUE AT SAID POINT OF INTERSECTION (ASSUMED AND TAKEN TO BEAR NORTH 15° 11' 16'' EAST), A DISTANCE OF 839.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 10' 11'' EAST A DISTANCE OF 1250 FEET; THENCE SOUTH 89° 49' 49'' EAST A DISTANCE OF 500 FEET; THENCE SOUTH 65° 23' 11" EAST A DISTANCE OF 604.15 FEET; THENCE SOUTH 0° 10' 11'' WEST A DISTANCE OF 1000 FEET; THENCE NORTH 89° 49' 49'' WEST A DISTANCE OF 1050 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50'' WEST ALONG SAID LINE 3131.98 FEET FROM THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11'' WEST 529.60 FEET TO A 2'' X 2'' STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16'' WEST, 380.00 FEET TO A 2'' X 2'' STAKE; THENCE NORTH 4° 11' 44'' EAST 1750.00 FEET TO A 2'' X 2'' STAKE; THENCE SOUTH 85° 48' 16'' EAST 380.00 FEET TO A 2'' X 2'' STAKE; THENCE SOUTH 4° 11' 44'' WEST 1750.00 FEET TO A 2'' X 2'' STAKE AND THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 641 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN DEED TO THE BREA-OLINDA UNIFIED SCHOOL DISTRICT OF ORANGE COUNTY, CALIFORNIA, RECORDED SEPTEMBER 11, 1968 IN BOOK 8716, PAGE 437 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN PARCEL 1 OF THE DEED TO THE CITY OF BREA RECORDED JANUARY 16, 1969 IN BOOK 8846, PAGE 971 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS A6471-4, A6471-5, A6471-6 AND A6471-7 OF THAT CERTAIN FINAL ORDER OF CONDEMNATION, SUPERIOR COURT CASE NO. 156220, A CERTIFIED COPY OF WHICH WAS RECORDED SEPTEMBER 29, 1970 IN BOOK 9417, PAGE 364 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS 1 AND 2 AS SHOWN ON PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, TOGETHER WITH THE WEST HALF OF ASSOCIATED ROAD, 80.00 FEET WIDE, AS SHOWN SAID PARCEL MAP NO. 86-243, ADJOINING SAID PARCELS 1 AND 2 ON THE EAST, AND BOUND NORTHEASTERLY BY THE NORTHEASTERLY LINE OF SAID PARCEL MAP NO. 86-243, AND BOUND SOUTHERLY BY THE CENTERLINE OF LAMBERT ROAD AS SHOWN ON SAID PARCEL MAP NO. 86-243.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF PARCEL MAP NO. 83-1179, AS SHOWN ON A MAP FILED IN BOOK 218, PAGES 1 THROUGH 4 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12562, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 4 THROUGH 9 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12563, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 10 THROUGH 15 INCLUSIVE OF MISCELLANEOUS MAPS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN THE DEED TO THE CITY OF BREA RECORDED MARCH 29, 1996 AS INSTRUMENT NO. 19960153320 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18" E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49'' EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH l0°42'00'' EAST 141.00 FEET
THENCE NORTH 15°02'00'' EAST 103.00 FEET
THENCE NORTH 26°29'00'' EAST 105.00 FEET

THENCE NORTH 46°26'07'' WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18'' E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33’18” WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18'' E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49'' EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00'' EAST 141.00 FEET
THENCE NORTH 15°02'00'' EAST 103.00 FEET
THENCE NORTH 26°29'00'' EAST 105.00 FEET
THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY
BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18'' E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 3

THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50'' WEST ALONG SAID LINE 3131.98 FEET FROM

THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11'' WEST 529.60 FEET TO A 2'' X 2'' STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16'' WEST, 380.00 FEET TO A 2'' X 2'' STAKE; THENCE NORTH 4° 11' 44'' EAST 1750.00 FEET TO A 2'' X 2'' STAKE; THENCE SOUTH 85° 48' 16'' EAST 380.00 FEET TO A 2'' X 2'' STAKE; THENCE SOUTH 4° 11' 44'' WEST 1750.00 FEET TO A 2'' X 2'' STAKE AND THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIPTION WAS COMPILED FROM INFORMATION SUPPLIED BY FIRST AMERICAN TITLE COMPANY PRELIMINARY REPORT NO. 2033601, DATED JUNE 15, 2000 AND PRELIMINARY REPORT NO. 2033661, DATED JUNE 21, 2002.

EXHIBIT “ ‘Al’ SITE DEPICTION ”, IS FOR INFORMATIONAL PURPOSES ONLY.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S. 7297 MY LICENSE EXPIRES 12/31/2004

January 31, 2003
JN: 13207.00

ATTACHMENT 2

TO EXHIBIT L

(Description of Covered Property/Minerals)

The following described real property situated in the County of Orange, State of California (“Property”):

A.	SCHEDULE 1 (Property Minerals):

Any and all oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons by whatsoever name known, geothermal steam and all products derived from any of the foregoing (hereinafter collectively referred to as, the “Minerals”) described in Schedule No. 1 (“Property Minerals”), attached hereto and incorporated herein by this reference; together with the perpetual right, as limited herein, of drilling, exploring and operating thereof and storing in and removing the same;

EXCEPTING AND RESERVING, the Minerals lying from the surface to five hundred feet (500’) below the surface of the Property Minerals and Buyer shall have no rights to drill for, explore, operate, store or remove the Minerals from said reserved interval. Provided, however, Buyer shall have the right of subsurface entry through said interval to explore, operate, store or remove the Minerals lying below five hundred feet (500’) from the surface of the Property Minerals;

SUBJECT TO those certain conditions and restrictions for surface use set forth in the Environmental Impact Report No. 518, SCH No. 2001031137 for the Tonner Hills Planned Community, dated April 2002, approved by the Board of Supervisors for Orange County, California as the lead agency on November 19, 2002; Planned Community ZC-01; Development Agreement 2001-01; Tonner Hills Area Plan; and that certain Biological Opinion dated December 30, 2002, as used by the U.S. Army Corps of Engineers in its Section 404 Permit. The foregoing documents, inclusive of any amendments thereto, are collectively referred to herein as the “Project”; and subject to that certain oil and gas lease titled “Indenture” dated February 26, 1901, as amended, by and between Union Oil Company of California and Columbia Oil Producing Company;

IT IS FURTHER PROVIDED, THAT Buyer shall limit its operations within Planning Areas Number 1 through 8 (as the same is defined and described in the Project) to be in accordance with the Project and the provisions of that certain Payment and Performance Agreement of even date herewith by and between Seller and Buyer. In said Payment and Performance Agreement,

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Buyer’s producing operations in the aforedescribed Planning Areas shall be limited to the following existing wells, to wit: East Naranjal Wells Numbered 26, 46, 79, 89, 90, 147, 148, 150, 151, 153, 221, 232, 285, 288, 292, 294, 217 RD2, 247, 87, 180, 211, 230, 259, 276, 281 and 293.

B.	SCHEDULE 2 (Adjacent Minerals):

All Minerals described in Schedule No. 2 (“Adjacent Minerals”), attached hereto and incorporated herein by this reference;

EXCEPTING THEREFROM, the right to drill, mine, store, explore or operate on the surface or through the upper five hundred feet (500’) of the subsurface of the property described on Attachment 2:

SUBJECT TO, the provisions and conditions set forth on that certain Grant Deed dated October 3, 2001 by and between Seller and Brea Walden, LLC, recorded on October 9, 2001 as Instrument No. 20010710856 in the Official Records of Orange County, California.

C.	SCHEDULE 3 (District Minerals):

All Minerals described in Schedule No. 3 (“District Minerals”), attached hereto and incorporated herein by this reference;

EXCEPTING THEREFROM, the right to drill, mine, store, explore or operate through the surface or the upper 500 feet of the subsurface of the property described in Attachment 3;

SUBJECT TO, the provisions and conditions set forth in that certain Gift Deed dated January 30, 2003, by and between Seller and Brea-Olinda Unified School District and recorded on February 25, 2003, as Instrument No. 2003000207265 in the Official Records of Orange County, California.

D.	SCHEDULE 4 (Other Minerals):

All Minerals lying below the surface of the real property described in Schedule No. 4 (“Other Minerals”), attached hereto and incorporated herein by this reference.

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SCHEDULE NO. 1
TO
ATTACHMENT 2

LEGAL DESCRIPTION OF PROPERTY MINERALS

1

SCHEDULE “1”

THOSE PORTIONS OF SECTIONS 1 AND 12, TOWNSHIP 3 SOUTH, RANGE 10 WEST AND SECTIONS 5, 6, 7 AND 8, TOWNSHIP 3 SOUTH, RANGE 9 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, AND IN THE CITY OF BREA, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 51, PAGE 7 OF MISCELLANEOUS MAPS, AND RECORD OF SURVEY FILED IN BOOK 12 PAGE 40, RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133. PAGES 41 THROUGH 46 INCLUSIVE AND RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE. ALL OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY RECORDER, ALSO BEING DESCRIBED IN A DEED, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1

BEGINNING AT A WHITE POST 4 INCHES SQUARE IN MOUND WITH PITS AT THE NORTHEAST CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BEING ALSO THE SOUTHEAST CORNER OF THE RANCHO RINCON DE LA BREA; THENCE ALONG THE PATENT BOUNDARY OF SAID RANCHO RINCON DE LA BREA, NORTH 84° WEST 107.51 CHAINS TO A SAND STONE MARKED R. B. IN MOUND WITH PITS; THENCE ALONG SAID PATENT BOUNDARY NORTH 57° 42' WEST 43.67 CHAINS TO A WHITE POST 4 INCHES SQUARE IN MOUND OF STONE MARKED S. J. C. S. A. AT INTERSECTION OF THE PATENT LINES OF SAID RANCHOS SAN JUAN CAJON DE SANTA ANA AND RINCON DE LA BREA; THENCE ALONG THE PATENT LINE OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, NORTH 76° 25' WEST 62.67 CHAINS TO A 2" X 4" POST MARKED 62.67 IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 58.96 CHAINS TO A 2" X 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 89° EAST 20.00 CHAINS TO A 4" X 4" POST IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 20.00 CHAINS TO A 2" X 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 88° 39" EAST 55.48 CHAINS TO A 2" X 4" POST MARKED 20 IN MOUND WITH PITS; THENCE SOUTH 0° 30" EAST 20.00 CHAINS TO A 2" X 4" POST IN MOUND WITH PITS; THENCE NORTH 89° 45" EAST 134.63 CHAINS TO A 2" X 4" POST MARKED 40.10 IN MOUND WITH PITS UPON THE EASTERN BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA; THENCE ALONG SAME NORTH 4° WEST 47.51 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE WESTERLY 200 ACRES OF THE ABOVE DESCRIBED TRACT.

ALSO EXCEPTING THEREFROM ANY PORTION LYING NORTHERLY OF THE AGREED BOUNDARY LINE AND BOUNDED WESTERLY BY LINE, RUNNING NORTH 28° 30' EAST FROM THE WESTERN TERMINUS OF SAID LINE AS ESTABLISHED BY AGREEMENT BETWEEN THE UNION OIL COMPANY OF CALIFORNIA AND THE GRAHAM-LOFTUS OIL COMPANY, RECORDED JUNE 10, 1905 IN BOOK 120, PAGE 223 OF DEEDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY DEED RECORDED JUNE 28, 1940 IN BOOK

1051, PAGE 301 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY OF SAID LANDS OWNED BY UNION OIL COMPANY OF CALIFORNIA, WHICH WESTERLY BOUNDARY IS ALSO THE EASTERLY BOUNDARY OF THAT CERTAIN 200-ACRE TRACT CONVEYED BY SAID UNION OIL COMPANY OF CALIFORNIA TO GEORGE CHAFFEY BY DEED DATED APRIL 25, 1899. RECORDED JUNE 20, 1899 IN BOOK 44, PAGE 79 OF DEEDS, WHICH POINT OF BEGINNING IS THE POINT OF INTERSECTION OF THE AFORESAID WESTERLY BOUNDARY WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF CENTRAL AVENUE AS THE SAME EXISTED ON MAY 23, 1940 BETWEEN BERRY STREET AND BREA CANYON ROAD; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 73° 32' 24" WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF SAID CENTRAL AVENUE AT SAID POINT OF INTERSECTION (ASSUMED AND TAKEN TO BEAR NORTH 15° 11' 16" EAST), A DISTANCE OF 839.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 10' 11" EAST A DISTANCE OF 1250 FEET; THENCE SOUTH 89° 49' 49" EAST A DISTANCE OF 500 FEET; THENCE SOUTH 65° 23' 11" EAST A DISTANCE OF 604.15 FEET; THENCE SOUTH 0° 10' 11" WEST A DISTANCE OF 1000 FEET; THENCE NORTH 89° 49' 49" WEST A DISTANCE OF 1050 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44. PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" X 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 641 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN DEED TO THE BREA-OLINDA UNIFIED SCHOOL DISTRICT OF ORANGE COUNTY, CALIFORNIA, RECORDED SEPTEMBER 11, 1968 IN BOOK 8716. PAGE 437 OF OFFICIAL RECORDS. IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN PARCEL 1 OF THE DEED TO THE CITY OF BREA RECORDED JANUARY 16, 1969 IN BOOK 8846, PAGE 971 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS A6471-4, A6471-5, A6471-6 AND A6471-7 OF THAT CERTAIN FINAL ORDER OF CONDEMNATION, SUPERIOR COURT CASE NO. 156220, A CERTIFIED COPY OF WHICH WAS RECORDED SEPTEMBER 29, 1970 IN BOOK 9417, PAGE 364 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS 1 AND 2 AS SHOWN ON PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, TOGETHER WITH THE WEST HALF OF ASSOCIATED ROAD, 80.00 FEET WIDE, AS SHOWN SAID PARCEL MAP NO. 86-243, ADJOINING SAID PARCELS 1 AND 2 ON THE EAST, AND BOUND NORTHEASTERLY BY THE NORTHEASTERLY LINE OF SAID PARCEL MAP NO. 86-243, AND BOUND SOUTHERLY BY THE CENTERLINE OF LAMBERT ROAD AS SHOWN ON SAID PARCEL MAP NO. 86-243.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF PARCEL MAP NO. 83-1179, AS SHOWN ON A MAP FILED IN BOOK 218, PAGES 1 THROUGH 4 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12562, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 4 THROUGH 9 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12563, AS SHOWN ON A MAP FILED IN BOOK 579. PAGES 10 THROUGH 15 INCLUSIVE OF MISCELLANEOUS MAPS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN THE DEED TO THE CITY OF BREA RECORDED MARCH 29, 1996 AS INSTRUMENT NO. 19960153320 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214. PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18"E 381.48' ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OP PARCEL MAP-NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18"E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18" E 381.48’ ” ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET
THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18"E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33' 18" WEST 381.48 FEET TO THE TRUE POINT OP BEGINNING.

PARCEL 3

THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM

THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° .48' 11" WEST 529.60 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" X 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIPTION WAS COMPILED FROM INFORMATION SUPPLIED BY FIRST AMERICAN TITLE COMPANY PRELIMINARY REPORT NO. 2033601, DATED JUNE 15, 2000 AND PRELIMINARY REPORT NO. 2033661, DATED JUNE 21, 2002.

EXHIBIT “ ‘A1’ SITE DEPICTION “, IS FOR INFORMATIONAL PURPOSES ONLY.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S.7297 MY LICENSE EXPIRES 12/31/2004

January 31, 2003 JN: 13207.00

SCHEDULE NO. 2
TO
ATTACHMENT 2

LEGAL DESCRIPTION OF ADJACENT MINERALS

1

SCHEDULE 2

Description of Adjacent Interests

     All of that real property, and all real property rights and interests, described in those certain Exceptions and Reservations unto Grantor, Paragraphs A through E, appearing on pages 1 and 2 of, and in all the Attachments to, the grant deed (“Walden Deed”) from Grantor to BREA WALDEN, LLC, a California limited liability company, as grantee, dated October 3, 2001, and recorded in the Official Records of Orange County, California on October 9, 2001 as Instrument No. 20010710856. A conformed copy of the Walden Deed is appended hereto for convenience only, as Attachment 1 to Schedule 2.

Attachment 2

ATTACHMENT 1 TO

SCHEDULE 2

Schedule 1 to Attachment 2

GRANT DEED

     FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, NUEVO ENERGY COMPANY, a Delaware corporation (“Grantor”), hereby grants to BREA WALDEN, LLC, a California limited liability company (“Grantee”), the following described real property (“Land” or “Property”) in the County of Orange, State of California:

     See Attachment No. 1 which is incorporated herein by this reference.

     EXCEPTING AND RESERVING UNTO GRANTOR, its successors and assigns together with the right to grant and transfer all or a portion of the same, as follows:

     A. All oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons, of every type and nature, by whatsoever name known, geothermal steam and all products derived from any of the foregoing, that may be within or under the Land, together with the perpetual right of drilling, mining, exploring and operating therefor and producing, storing in, injecting water, gases and/or other substances (for secondary and/or tertiary recovery operations) into, or to use other techniques, whether now known or unknown, and removing, taking, treating and selling the same from said Land or any other land (including the Adjacent Parcel, as shown on Attachment “2”), and including the right to whipstock or directionally drill and mine from lands other than the Land (including the Adjacent Parcel, as shown on Attachment “2”), oil or gas wells, mines, tunnels and shafts into, through or across the subsurface of the Land, and to bottom such whipstocked or directionally drilled wells, mines, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to relocate, replace, redrill, retunnel, work, rework, complete, recomplete, equip, maintain, repair, remove, change the size of, increase the number of, deepen and operate any such wells or mines; but, except as set forth id C, D and E below, without the

1

right to drill, mine, store, explore or operate through the surface or the upper 500 feet of the subsurface of the Land.

     B. Any and all water, water rights or interests therein appurtenant or relating to the Land or owned or used by Grantor in connection with or with respect to the Land (no matter how acquired by Grantor), whether such water rights shall be riparian, overlying, appropriative, littoral, percolating, prescriptive, adjudicated, statutory, contractual or otherwise derived, together with the right and power to explore, drill, redrill, remove and store the same from or in the Land or to divert or otherwise utilize such water, rights or interests on any other property owned or leased by Grantor; but without, however any right to enter upon the surface of the Land in the exercise of such rights.

     C. An exclusive, subsurface easement and nonexclusive surface easement (“Corridor Easement”) on, over and under the Land for ingress, egress and access to and from, and the construction, installation, maintenance, replacement, repair, removal, reconstruction and other uses (collectively, “uses”) of (a) electric, gas, telephone, water, sewer, drainage, and all other wet and dry utilities, (b) cable television and other telecommunications and/or data transmission lines and facilities, and (c) pipelines and other uses and facilities in connection with its operating/non-operating oil and gas wells and mines and other development of the adjacent parcel (“Adjacent Parcel”) as a master-planned community (the location of the Corridor Easement and a description of the Adjacent Parcel are shown on Attachment “2”); provided that the construction and installation of such facilities shall not unreasonably interfere with Grantee’s development of the Land, and after Mass Grading thereof has been completed, Grantor shall repair any damage to the surface of the Land caused by its activity thereon; and provided further that Grantee shall construct and maintain landscaping on and over the surface of the Corridor Easement compatible with its development of the Land and Grantor’s development of the Adjacent Parcel.

     D. A non-exclusive easement (“Street Easement”) on, over and under the streets on the Land for ingress; egress and access to and from, and the construction, installation, maintenance, replacement, repair, removal, reconstruction and other uses of (a) electric, gas, telephone, water, sewer, drainage, and all other wet and dry utilities, (b) cable television and other telecommunications and/or data transmission lines and facilities, and (c) pipelines and other facilities in connection with its operating/non-operating oil and gas wells and mines and other development of the Adjacent Parcel as a master-planned community (the location of the Street Easement is shown on Attachment “2”); provided that the use of such facilities shall not unreasonably interfere with Grantee’s development of the Land, and after Mass Grading thereof has been completed, Grantor shall repair any damage to the Streets and surface of the Land caused by its activity thereon.

     E. A non-exclusive easement on, over and under the Land for drainage purposes from the Adjacent Parcel, as shown on Attachment “3,” as well as the right to connect to and discharge and drain through, any water, sewer and other facilities constructed by Grantee on, over and under the Land.

2

All defined terms in the Agreement and other Development Documents referenced therein are incorporated herein by this reference. The provisions of this Grant Deed shall prevail in the event of a conflict with the provisions of any other Development Document.

SUBJECT TO:

     1. General and special real property taxes and assessments and supplemental assessments, if any, which are not delinquent.

     2. That certain Agreement between Adjacent Landowners, dated October 9, 2001, between Grantor and Grantee, regarding the construction and location of slopes and the disposition and use of export spoils, recorded concurrently herewith.

     3. That certain Temporary Easement and Transfer Agreement between Grantor and Brea Olinda Venture, LLC, dated June 6, 2001, whether a matter of record or not.

     4. All other covenants, conditions, restrictions, reservations, rights, rights-of-way, dedications, offers of dedication, easements and other matters of record or apparent.

     IN WITNESS WHEREOF, Grantor has executed this Grant Deed on the day and year hereafter written.

Dated: October 3, 2001	NUEVO ENERGY COMPANY, a Delaware corporation
	By:	-s- MIKE DARDEN MIKE DARDEN
	Title:	VICE PRESIDENT
	By:	-s- DAVID A. LEACH DAVID A. LEACH
	Title:	ASST. SECRETARY “Grantor”

3

ACCEPTANCE: Grantee hereby accepts this Grant Deed on the terms and conditions herein stated.

Dated: October 3, 2001	BREA WALDEN, LLC, a California limited liability company
	By:	HOVER DEVELOPMENT COMPANY, INC., a California corporation, its sole managing member

By:	-s- Tom Hover Tom Hover, President
By:
Its:	“Grantee”

4

State of Texas	)
)
County of Harris	)

     On       before me,                 , personally appeared                           , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of Texas	)
)
County of Harris	)

     On October 4, 2001 before me, Judy Vidrine, personally appeared Mike Darden and David A. Leach, personally known to me to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature	/s/ Judy Vidrine

State of California	)
)
County of Orange	)

     On _______________ before me, _________________________ , personally appeared _________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature

State of California	)
)
County of Orange	)

     On October 3, 2001 before me, Donna Fritz, personally appeared [ILLEGIBLE], personally known to me to be the person whose name subscribed to the within instrument and acknowledged to me that he executed same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature	[ILLEGIBLE]

ATTACHMENT NO. 1

TO

GRANT DEED

LEGAL DESCRIPTION OF LAND

Preliminary Report	OR-2126186
TITLE OFFICER- RONALD I. GOMEZ

DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, CITY OF BREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 2 AS SHOWN ON EXHIBIT “B” OF LOT LINE ADJUSTMENT LL-2000-054 RECORDED ON AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 IN THE OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXHIBIT "B"
LOT LINE ADJUSTMENT
LL-2000-054
(MAP)

OWNERS	EXISTING PARCEL AP NUMBERS	PROPOSED PARCEL REFERENCED NUMBERS
NUEVO ENERGY COMPANY	320-073-02 & 06	1 & 2
NUEVO ENERGY COMPANY	306-031-02,03,06,07,08,09,11,14 & 17	
NUEVO ENERGY COMPANY	319-142-08 & 10	

SHEET 4 OF 4 SHEETS

INST. NO. 87-039247 O.R.
PARCEL 1
INST. NO.
84-421550 O.R.
N89°04'10"E
2710.68'
E'LY LINE TR 9577
S10°59'29"W
(RAD)
PARCEL 2
INST. NO. 84-421550 O.R.
N03°38'31"E
(RAD)
N11°43'25"E
(RAD)
S07°45'59"W
(RAD)
℄ LAMBERT ROAD
℄ KRAEMER BLVD.
S'LY PROLONGATION OF
E'LY LINE OF TR 9577
DETAIL
SCALE 1"=200'
SEE SHEET 2
SEE SHEET 3
P.O.B.
PARCEL 1
NE COR
SE 1/4 SEC 7
E'LY LINE
SEC 7
PARCEL 1
S'LY LINE 30/11 DEEDS
N89°10'50"E 6337.80'
2711.30'
677.587± AC.
3336.80'
INST. NO. 19960175926 O.R.
INST. NO. 87-039247 O.R.
N'LY LINE OF
ANNEXATION NO. 3-75
12265/1781 O.R.
P.O.B.
PARCEL 2
E'LY LINE
TR 9577
PARCEL 1
INST. NO.
84-421550 O.R.
N89°04'10"E 2710.68
2569.09'
2370.68'
PARCEL 2
INST. NO. 84-421550 O.R.
PARCEL 2
17.613± AC.
RS 91/12
S00°51'53"E
665.55'
543.53'
2289.70'
R.S.B 13/8
R.S.B 91/12
S11°24'54"W
(RAD)
SEE DETAIL
S21°39'21"E
(RAD) P.R.C.
N17°35'45"W
(RAD)
℄ LAMBERT ROAD
R.S. 81-1139
R.S.B. 106/1-3
℄ KRAEMER BLVD.
SCALE 1" = 500'

BEARING TABLE		
NO.	BEARING	DISTANCE
L1	S00°51'53"E	122.03'
L2	S89°04'03"W	1125.62'
L3	N86°04'22"W	142.10'
L4	N00°55'49"W	56.42'
L5	N56°54'57"E	36.76'
L6	N00°55'49"W	207.80'
L7	N89°04'11"E	80.00'
L8	S00°55'49"E	232.16'
L9	S51°26'58"E	31.07'
L10	N00°55'49"W	272.22'
L11	S89°04'11"W	198.41'
L12	S00°55'49"E	61.46'
L13	N00°55'49"W	830.96'
L14	N00°55'49"W	480.33'
L15	N00°55'49"W	220.72'

CURVE TABLE				
NO.	DELTA	RADIUS	LENGTH	TANGENT
C1	04°00'36"	2500.00'	174.97'	87.52'
C2	20°43'24"	2500.00'	904.23'	457.11'
C3	12°20'51"	2500.00'	538.76'	270.43'
C4	00°43'56"	2440.00'	31.18'	15.59'
C5	04°07'28"	2440.00'	175.64'	87.86'

NOTE:
SEE SHEET 1 FOR BASIS OF BEARINGS, LEGEND AND SURVEYORS NOTES.

ATTACHMENT NO. 2

TO

GRANT DEED

CORRIDOR EASEMENT

STREET EASEMENT

ADJACENT PARCEL

CORRIDOR EASEMENT

(Metes and Bounds Description Of Easement Area)

GRANT DEED

ATTACHMENT "2"

TENTATIVE TRACT NO. 16047
LOTS "A" & "F"

SHEET 1 OF 1 SHEETS

'A' STREET
R.S. NO. 91-1007
T.T.M. 16047
P.O.B.
PARCEL B
(PROPOSED LOT A)
N'LY LINE OF
ANNEXATION NO. 3-76
12266/1761 O.R.
P.O.B.
PARCEL A
(PROPOSED LOT F)
SCALE: 1"= 160'
LAMBERT ROAD
COUNTY OF ORANGE
CITY OF BREA
N89°53'53"W 723.50'
466.40'
232.10'
25.24'
25.00'
N34°46'02"W (RAD)
N00°50'30"W (RAD)
122.03'
R.S.B. 138/41-46
E'LY LINE
NE COR.
SE 1/4
SECTION 7
543.66'
S00°10'32"W 665.87'
P.O.C.
NE COR.
SE 1/4
SECTION 7
R.S.B. 13/6
R.S.B. 91/12

BEARING TABLE

NO.	BEARING	DISTANCE
L1	SOUTH	6.05'
L2	NORTH	14.12'
L3	S07°50'05"E	87.46'
L4	S81°51'01"W	25.00'
L5	N07°50'05"W	91.09'

CURVE TABLE

NO.	DELTA	RADIUS	LENGTH
C1	33°55'32"	45.00'	26.65'

ATTACHMENT “2”
TENTATIVE TRACT NO. 16047
LOTS “A” & “F”

THOSE PORTIONS OF THE SOUTHEAST QUARTER OF SECTION 7, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE CITY OF BREA, STATE OF CALIFORNIA AS SHOWN ON RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133 PAGES 41 THROUGH 46 INCLUSIVE OF RECORDS OF SURVEY IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY. ALSO DESCRIBED AS A PORTION OF THE LAND DESCRIBED IN A, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A (TENTATIVE TRACT NO. 16047 LOT “F”)

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF SECTION 7;

THENCE ALONG THE EASTERLY LINE OF SAID SOUTHEAST QUARTER OF SECTION 7 SOUTH 00° 10'32" WEST 543.66 FEET TO A POINT ON THE NORTHERLY LINE OF THE CITY OF BREA ANNEXATION NO. 3-76, AS DESCRIBED IN RESOLUTION NO. 77-45 RECORDED JUNE 28, 1977, IN BOOK 12265, PAGE 1781 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER;

THENCE ALONG SAID NORTHERLY LINE OF SAID ANNEXATION NORTH 89°53'53"W 466.40 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 6.05 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE SOUTHERLY, AND HAVING A RADIUS OF 45.00 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 00° 50'30" WEST, SAID POINT BEING ON THE RIGHT-OF-WAY OF PROPOSED STREET “A”;

THENCE WESTERLY ALONG SAID CURVE AND RIGHT-OF-WAY 26.65 FEET THROUGH A CENTRAL ANGLE OF 33°55'2";

THENCE NORTH 14.12 FEET TO SAID NORTHERLY LINE;

THENCE ALONG SAID NORTHERLY LINE SOUTH 89°53' 53" EAST 25.00 FEET TO THE POINT OF BEGINNING.

PARCEL B (TENTATIVE TRACT NO. 16047 LOT “A” )

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF SECTION 7;

THENCE ALONG THE EASTERLY LINE OF SAID SOUTHEAST QUARTER OF SECTION 7 SOUTH 00°10'32" WEST 543.66 FEET TO A POINT ON THE NORTHERLY LINE OF THE CITY OF BREA ANNEXATION NO. 3-76, AS DESCRIBED IN RESOLUTION NO. 77-45 RECORDED

JUNE 28, 1977, IN BOOK 12265, PAGE 1781 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER;

THENCE ALONG SAID NORTHERLY LINE OF SAID ANNEXATION NORTH 89° 53' 53"W 723.50 FEET TO THE POINT OF BEGINNING:

THENCE SOUTH 07°50'05" EAST 87.46 FEET TO A POINT ON THE RIGHT-OF-WAY OF PROPOSED STREET “A”;

THENCE ALONG SAID RIGHT-OF-WAY SOUTH 81°51'01" WEST 25.00 FEET;

THENCE NORTH 07°50'05" WEST 91.09 FEET TO SAID NORTHERLY LINE;

THENCE ALONG SAID NORTHERLY LINE SOUTH 89°53'53" EAST 25.24 FEET TO THE POINT OF BEGINNING.

ALSO AS SHOWN ON EXHIBIT “B”, ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

THIS DESCRIPTION HAS BEEN PREPARED FOR “LAND OWNER AGREEMENT” PURPOSES AND MAY NOT BE USED FOR THE CONVEYANCE, FINANCING OR LEASING OF LAND, EXCEPT AS PROVIDED FOR IN LOCAL ORDINANCE AND THE SUBDIVISION MAP ACT, A DIVISION OF THE GOVERNMENT CODE OF THE STATE OF CALIFORNIA

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

STREET EASEMENT

(Current depiction of Streets,
to be automatically replaced
by the recorded version
of TTM 16047, showing
the final alignment
and location thereof and
connection points to the
Corridor Easement)

SHEET 1 OF 3 S

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
"A" STREET
9
8
7
6
5
4
3
2
1
A
B
C
F
43
44
45
46
47
48
49
50
51
52

SHEET 2 OF 3 SH

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
STREET
"A" STREET
18
17
16
15
14
13
12
11
10
9
8
7
34
35
36
37
38
39
40
41
42
43
44
45

SHEET 3 OF 3 SHEETS

ATTACHMENT 2B

STREET EASEMENT

SCALE: 1" = 80'
"A" STREET
27
26
25
24
23
22
21
20
19
18
17
16
28
29
30
31
32
33
34
35
B
D
E

SCHEDULE NO. 3
TO
ATTACHMENT 2

LEGAL DESCRIPTION OF DISTRICT MINERALS

1

SCHEDULE “3”

THAT PORTION OF PARCEL 1 OF LOT LINE ADJUSTMENT NO. LL 2000-054, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, RECORDED AUGUST 13, 2001, AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, ALSO AS SHOWN ON RECORD OF SURVEY NO. 2001-1007 FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18" E 381.48' “ ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00" EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET

THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18" E 381.48' “;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33'18" WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 0.425 ACRES, MORE OR LESS.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S. 7297 MY LICENSE EXPIRES 12/31/2004

November 04, 2002 JN: 13207.00.034

…NG A PORTION OF PARCEL 1 OF LLA NO. LL 2000-054, RECORDED AS INSTRUMENT …. 20010557229, OFFICIAL RECORDS, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA

PARCEL 1
N46°26'07"W
92.94'
±0.425 AC.
381.48'
N10°33'18"E
N26°29'00"E
105.00'
N15°02'00"E
103.00'
N10°42'00"E
141.00'
43.00'
PARCEL 1
T.P.O.B.
P.O.B.
177.75'
S60°42'49"E
L.L.A. LL- 2000-054
R.S. NO. 2001-1007
R.S.B. 187/2-7
PARCEL MAP NO. 86-243
E'LY LINE PARCEL 1
P.M. NO. 86-243
SCALE: 1"= 200'
P.M.B. 214/28-31
WILDCAT WAY
(FORMERLY ASSOCIATED ROAD)
INST. NO. 20010557229, O.R.
LICENSED LAND SURVEYOR
KATHLEEN SUSAN TETREAULT
Exp. 12/31/04
No. 7297
STATE OF CALIFORNIA

…HIS EXHIBIT WAS PREPARED
…Y ME OR UNDER MY DIRECTION.

The Keith Companies | TKC

2955 Red Hill Avenue, Costa Mesa, CA 92626 (714) 540-0800

SCHEDULE NO. 4
TO
ATTACHMENT 2

LEGAL DESCRIPTION OF OTHER MINERALS

1

SCHEDULE “4”

Property Name:	BREA RESIDENTIAL LOTS MINERAL FEE
Nuevo Property #:	CA12096

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Grant Deed dated 8/1/10, from J.S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10 in Book 194 at Page 55 of Deeds.

Property Name:	HOLE MINERAL FEE
Nuevo Property #:	CA12451

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 8/1/10, from J.S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10, in Book 194, Page 55, of Deeds; EXCEPTING THEREFROM, any portions of such real property which is located in Section 22, Section 23, Section 24, or the South Half of Section 14, Township 3 South, Range 10 West, S.B.B.&M.

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Quitclaim Deed dated 4/29/46, between David R. Wagner, as Grantor, and Union Oil Company of California, as Grantee, recorded 4/30/46 in Book 1332 at Page 421 of Official Records; EXCEPTING THEREFROM, any portions of such real property which is located in Section 22, Section 23, Section 24, or the South Half of Section 14, Township 3 South, Range 10 West, S.B.B.&M.

Property Name:	SIEVERS (J.) MINERAL FEE
Nuevo Property #:	CA12097

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Grant Deed dated 11/30/26, from John D. Sievers, as Grantor, to Union Oil Company of California, as Grantee, recorded 12/9/26 in Book 690 at Page 149 of Deeds.

1

Property Name:	TOWNSEND & DAMON MINERAL FEE
Nuevo Property #:	CA12445

All oil, gas and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 8/1/10, from J. S. Torrance, as Grantor, to Union Oil Company of California, as Grantee, recorded 10/25/10 in Book 194 at Page 55 of Deeds.

Property Name:	NARANJAL MINERAL FEE A & B
Nuevo Property #:	CA12453

All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 3/24/10 from Steams Ranches Company, as Grantor, to Union Oil Company of California, as Grantee, recorded 4/22/21 in Book 385 at Page 394 of Deeds Orange County and recorded on 5/25/21 in Book 211, Page 268 Official Records Los Angeles County; EXCEPTING THEREFROM that portion described as follows:

That portion of the Northerly one-half of Section 2, Township 3 South, Range 10 West, in the Rancho San Juan Cajon de Santa Ana, in the unincorporated territory of the County of Orange, State of California, as shown on the Map recorded in Book 51, Page 7 of Miscellaneous Maps in the Office of the County Recorded, described as follows:

Beginning at the Southeasterly corner of Tract No. 12743, recorded in Book 585, Pages 39 through 44 of Miscellaneous Maps in the Office of said county recorder; thence along the Easterly line of said Tract No. 12743, North l°31'03" West 1099.63 feet to the Northeasterly corner of said Tract No. 12743, said corner also being the beginning of a non-tangent curve, concave Northeasterly having a radius of 795.00 feet, a radial line to said point bears South 4°39'12" East; thence Northwesterly 484.67 feet along said curve and the Northerly line of said Tract No. 12743, through a central angle of 34°55' 49"; thence North 59°43' 23" West 104.97 feet along said Northerly line to an angle point in said Northeasterly line, said angle point being the beginning of a non-tangent curve, concave Southeasterly having a radius of 1450.00 feet, a radial line to said point bears North 59°31'24" West; thence Northeasterly 54.73 feet along said Northeasterly line through a central angle of 2° 09' 15"; thence along said Northeasterly line North 57°22' 09" West 50.00 feet to the most Northerly corner of said Tract No. 12743, said corner also the beginning of a non-tangent curve, concave Southeasterly having a radius of 1500.00 feet, a radial line to said point bears North 57°22' 09" West; thence leaving said Northeasterly

2

line and following along the Easterly line of future Tract No. 13728, the following courses:

Northeasterly 390.15 feet along said curve through a central angle of 14°54'09" to the beginning of a reverse curve, concave Northwesterly having a radius of 1500.00 feet, a radial line to said curve bears South 42°28'00" East, Northeasterly 190.20 feet along said curve through a central angle of 7°12'55"; North 4°32'00" West 149.18 feet, West 208.00 feet, North 45°00'00" West 45.00 feet, North 60.00 feet, North 86º40'00" West 66.00 feet, and North 13°00'22" East 215.00 feet to the Northerly line of said Rancho San Juan Cajon de Santa Ana as shown on Record of Survey no. 88-1035, filed in Book 119, Pages 33 and 34 in the Office of the County Recorder, thence South 76º59'28" East 1527.95 feet along said Northerly line to the Northwesterly corner of the land described in the deed to the Exxon Education Foundation, recorded December 29, 1983 as File/Page No. 83-587995 of Official Records in the Office of the County Recorder thence South 1°18'55" West 1851.58 feet along the Westerly line of said deed to the Southwesterly corner of said deed; thence South 88°31'06" West 961.07 feet along the Northerly line of the South one-half of said Section 2 to the Point of Beginning.

     All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced, and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California in that certain Indenture dated 5/17/27 between Stearns Ranchos Company and Union Oil Company of California, recorded 5/25/27 in Book 47 at Page 363 Official Records; EXCEPTING THEREFROM that portion described as follows:

That portion of the Northerly one-half of Section 2, Township 3 South, Range 10 West, in the Rancho San Juan Cajon de Santa Ana, in the unincorporated territory of the County of Orange, State of California, as shown on the Map recorded in Book 51, Page 7 of Miscellaneous Maps in the Office of the County Recorded, described as follows:

Beginning at the Southeasterly corner of Tract No. 12743, recorded in Book 585, Pages 39 through 44 of the Miscellaneous Maps in the Office of said county recorder; thence along the Easterly line of said Tract No. 12743, North 1°31'03" West 1099.63 feet to the Northeasterly corner of said Tract No. 12743, said corner also being the beginning of a non-tangent curve, concave Northeasterly having a radius of 795.00 feet, a radial line to said point bears South 4°39'12" East; thence Northwesterly 484.67 feet along said curve and the Northerly line of said Tract No. 12743, through a central angle of 34°55'49"; thence North 59°43'23" West 104.97 feet along said Northerly line to an angle point in said Northeasterly line, said angle point being the beginning of a non-tangent curve, concave Southeasterly having a radius of 1450.00 feet, a radial line to said point bears North 59°31'24" West; thence Northeasterly 54.73 feet along said Northeasterly line through a central angle of 2°09'15"; thence along said Northeasterly line North 57°22'09" West 50.00 feet to the most Northerly corner of said Tract No. 12743, said corner also the beginning of a non-tangent curve, concave Southeasterly having a radius of 1500.00 feet, a radial line to said point bears North 57°22'09" West; thence leaving said Northeasterly

3

line and following along the Easterly line of future Tract No. 13728, the following courses:

Northeasterly 390.15 feet along said curve through a central angle of 14º54'09" to the beginning of a reverse curve, concave Northwesterly having a radius of 1500.00 feet, a radial line to said curve bears South 42°28'00" East, Northeasterly 190.20 feet along said curve through a central angle of 7°12'55"; North 4°32'00" West 149.18 feet, West 208.00 feet, North 45°00'00" West 45.00 feet, North 60.00 feet, North 86°40'00" West 66.00 feet, and North 13°00'22" East 215.00 feet to the Northerly line of said Rancho San Juan Cajon de Santa Ana as shown on Record of Survey No. 88-1035, filed in Book 119, Pages 33 and 34 in the Office of the County Recorder, thence South 76°59'28" East 1527.95 feet along said Northerly line to the Northwesterly corner of the land described in the deed to the Exxon Education Foundation, recorded December 29, 1983 as File/Page No. 83-587995 of Official Records in the Office of the County Recorder, thence South 1°18'55" West 1851.58 feet along the Westerly line of said deed to the Southwesterly corner of said deed; thence South 88°31'06" West 961.07 feet along the Northerly line of the South one-half of said Section 2 to the Point of Beginning.

EXCEPTING THEREFROM that portion of the above described property which was conveyed to Brea Walden L.L.C. by Grant Deed dated October 3,2001 and recorded on October 9, 2001 as Instrument No. 20010710856 in the Official Records of Orange County, California, described as follows:

Parcel 2 as shown, on Exhibit “B” of Lot Line Adjustment LL-2000-054 recorded on August 13, 2001, as Instrument No. 20010557229 in the Official Records of Orange County, California.

Also EXCEPTING THEREFROM the land described as follows:

Being a portion of the Southwest one-quarter of fractional Section 8, Township 3 South, Range 9 West, lying West of the Easterly boundary of the Rancho San Juan Cajon de Santa Ana, in the County of Orange, State of California as shown on map recorded in Book 51, Page 7 of the Miscellaneous Maps in the Office of the County Recorder of said County and also show on record of Survey 81-1149 filed in Book 103, Page 19 of Record of Survey in the said Office of the County Recorder being more particularly described as follows:

Beginning at the Southwest corner of said Record of Survey 81-1149, thence North 0°11'29" East along the Westerly line of said Record of Survey a distance of 776.93 feet to the Northwest corner of said Record of Survey; thence South 89°45'41" East along the Northerly line and its Easterly prolongation of said Record of Survey a distance of 2406.20 feet of the Easterly boundary line of said Rancho San Juan Cajon de Santa Ana; thence South 03°24'35" East along said Easterly boundary a distance of 772.60 feet to a point on the Easterly prolongation of the Southerly line of said Record of Survey; thence North 89°53'56" West along said Southerly line and its prolongation of distance of 2454.72 feet to the point of beginning.

4

Property Name:	STEARNS MINERAL FEE
Nuevo Property #:	CA12593

All oil, gas, and other hydrocarbon substances and minerals on, in, under and that may be extracted, produced and saved from that certain real property which was granted, quitclaimed, assigned or conveyed to Union Oil Company of California by:

1)	Deed dated 12/4/1896, from Steams Ranches Company, as Grantor, to Union Oil Company of California, as Grantee, recorded 1/13/1897 as Document No. 839 in Book 30 at Page 11 of Deeds.

2)	Grant Deed dated 8/31/1899, between Stearns Ranches Company, as Grantor, and Union Oil Company of California, as Grantee, recorded 9/21/1899 in Book 44 at Page 250 of Deeds, more particularly described as follows:

Those portions of Sections 1 and 12, Township 3 South, Range 10 West and Sections 5, 6,7 and 8 Township 3 South, Range 9 West, in the Rancho San Juan Cajon de Santa Ana, as shown on a map recorded in Book 51, Page 7 of Miscellaneous Maps, Records of Orange County, California, described as follows:

Beginning at a white post 4 inches square in mound with pits at the Northeast corner of ‘the Rancho San Juan de Santa Ana being also the Southeast corner of the Rancho Rincon De la Brea; thence along the patent boundary of said Rancho Rincon de La Brea; thence along the patent boundary of said Rancho Rincon de La Brea, Norm 84° West 107.51 chains to a sand stone marked R.B. in mound with pits; thence along said patent boundary North 57°42' West 43.67 chains to a white post 4 inches square in mound of stone marked S.J.C.S A. at intersection of the patent lines of said Rancho San Juan Cajon de Santa Ana and Rincon De La Brea; thence along the patent line of said Rancho San Juan Cajon de Santa Ana, North 78°25' West 62.67 chains to a 2" × 4" post marked 62.67 in mound with pits; thence South 1°45' West 58.96 chains to a 2" × 4" post marked 20.60 in mound with pits, thence North 89° East 20.00 chains to a 4" × 4" post in mound with pits; thence South 1°45" West 20.00 chains to a 2" × 4" post marked 20.60 mounds with pits; thence North 88°39' East 55.48 chains to a 2" × 4" post marked 20 in mound with pits; thence South 0°30' East 20.00 chains to a 2" × 4" post in mound with pits; thence North 89°45" East 134.63 chains to a 2" × 4" post marked 40.10 in mound with pits upon the Eastern Boundary of said Rancho San Juan Cajon de Santa Ana; thence along same North 4° West 47.51 chains to the place of beginning.

Excepting the Westerly 200 acres of the above described tract

Also excepting any portion of the above described property which lies north of the agreed boundary line and bounded Westerly by line running North 28°30' East from the Western terminus of said line as established by agreement between the Union Oil Company of

5

California and the Graham-Loftus Oil Company, recorded June 10, 1905 in Book 120, Page 223 of Deeds, records of said Orange County.

Also excepting therefrom that portion included within Parcel 1 of a County of Orange Lot Line Adjustment No. LL 2000-054, recorded August 13, 2001 as Instrument No. 20010557229 of the Official Records, in the office of said Count Recorder.

Also excepting therefrom the land conveyed to Brea Chemicals, Inc., by Deed recorded June 10, 1957 in Book 3936, page 314 of said Official Records, described as follows:

Beginning at a point in the Southerly line of the land described in Deed from the Stearns Ranches Company, a Corporation, to Union Oil Company of California, a Corporation, dated August 31, 1899, recorded September 2, 1899 in Book 44, Page 250 of said Deeds, distant South 89°10'50" West along said line 3131.98 feet from the Southeast corner of said land, said point of beginning being monumented by Union Oil Company Monument 11B; thence North 9°48'11" West 529.60 feet to a 2" × 2" stake and the true point of beginning for this description; thence North 85°48'16" West, 380.00 feet to a 2" × 2" stake; thence North 4°ll'44" East 1750.00 feet to a 2" × 2" stake thence South 85°48'16" East 380.00 feet to a 2" × 2" stake; thence South 4°11'44" West 1750.00 feet to a 2" × 2" stake and the true point of beginning.

Also excepting therefrom those portions of Sections 1 and 12, Township 3 South, Range 10 West and Sections 5,6,7 and 8 Township 3 South, Range 9 West, in the Rancho San Juan Cajon de Santa Ana, as shown on a map recorded in Book 51, Page 7 of Miscellaneous Maps, Records of Orange County, California, described as follows:

Beginning at a white post 4 inches square in mound with pits at the Northeast corner of the Rancho San Juan de Santa Ana being also the Southeast corner of the Rancho Rincon De la Brea; thence along the patent boundary of said Rancho Rincon de La Brea; thence along the patent boundary of said Rancho Rincon de La Brea, North 84° West 107.51 chains to a sand stone marked R.B. in mound with pits; thence along said patent boundary North 57°42' West 43.67 chains to a white post 4 inches square in mound of stone marked S.J.C.S.A. at intersection of the patent lines of said Rancho San Juan Cajon de Santa Ana and Rincon De La Brea; thence along the patent line of said Rancho San Juan Cajon de Santa Ana, North 78°25' West 62.67 chains to a 2" × 4" post marked 62.67 in mound with pits; thence South 1°45' West 58.96 chains to a 2" × 4" post marked 20.60 in mound with pits, thence North 89° East 20.00 chains to a 4" × 4" post in mound with pits; thence South 1°45" West 20.00 chains to a 2" × 4" post marked 20.60 mounds with pits; thence North 88°39' East 55.48 chains to a 2" × 4" post marked 20 in mound with pits; thence South 0°30' East 20.00 chains to a 2" × 4" post in mound with pits; thence North 89°45" East 134.63 chains to a 2" × 4" post marked 40.10 in mound with pits upon the Eastern Boundary of said Rancho San Juan Cajon de Santa Ana; thence along same North 4° West 47.51 chains to the place of beginning.

6

Excepting the Westerly 200 .acres of the above described tract.

Also excepting any portion of the above described property which lies north of the agreed boundary line and bounded Westerly by line running North 28°30' East from the Western terminus of said line as established by agreement between the Union Oil Company of California and the Graham-Loftus Oil Company, recorded June 10, 1905 in Book 120, Page 223 of Deeds, records of said Orange County.

Also excepting from said tract of land the land conveyed to the Metropolitan Water District of Southern California by Deed Recorded June 28, 1940 in Book 1051, Page 301 of Official Records of said Orange County, described as follows:

Beginning at a point on the Westerly boundary of said lands owned by Union Oil Company of California, which Westerly boundary is also the Easterly boundary of that certain 200-acre tract conveyed by said Union Oil Company of California to George Chaffey by Deed dated April 25, 1899, recorded June 20, 1899 in Book 44, Page 79 of said deeds, which point of beginning is the point of intersection of the aforesaid Westerly boundary with the Easterly Prolongation of the center line of Central Avenue as the same existed on May 23, 1940 between Berry Street and Brea Canyon Road; thence Northeasterly along a line forming an angle of 73°32'74" with the Easterly prolongation of the center line of said Central Avenue at said point of intersection (assumed and taken to bear North 15º11'16" East), a distance of 839.60 feet to the true point of beginning; thence North 0°10'11" East a distance of 1250 feet; thence South 89°49'49" East a distance of 500 feet; thence South 65°23'11" East a distance of 604.15 feet; thence South 0°10'11" West a distance of 1000 feet; thence North 89°49'49" West a distance of 1050 feet to the true point of beginning.

Also excepting therefrom that portion described in deed to the Metropolitan Water District of Southern California recorded February 10, 1967 in Book 8173, Page 641 of said Official Records.

Also excepting therefrom that portion described in deed to the Metropolitan Water District of Southern California recorded February 10, 1967 in Book 8173, Page 647 of said Official Records.

Also excepting therefrom the land described in deed to the Brea-Olinda Unified School District of Orange County, California, recorded September 11, 1968, page 437 of said Official Records.

Also excepting therefrom that portion described in Parcel 1 of deed to the City of Brea recorded January 16, 1969 in Book 8846, Page 971 of said Official Records.

Also excepting therefrom that portion described in Parcels A6471-4, A6471-5, A6471-6 and A6471-7 of that certain final order of condemnation, Superior Court Case No. 156220, a certified copy of which was recorded September 29, 1970 in Book 9417, Page 364 of said Official Records.

7

DEVELOPMENT DECLARATION

ATTACHMENT “3”

LEGAL DESCRIPTION OF THE BENEFITTED PROPERTY
(SURFACE FEE INTEREST IN THE LAND)

THOSE PORTIONS OF SECTIONS 1 AND 12, TOWNSHIP 3 SOUTH, RANGE 10 WEST AND SECTIONS 5, 6, 7 AND 8, TOWNSHIP 3 SOUTH, RANGE 9 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE UNINCORPORATED TERRITORY OF THE COUNTY OF ORANGE, AND IN THE CITY OF BREA, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 51, PAGE 7 OF MISCELLANEOUS MAPS, AND RECORD OF SURVEY FILED IN BOOK 12 PAGE 40. RECORD OF SURVEY NO. 91-1007 FILED IN BOOK 133, PAGES 41 THROUGH 46 INCLUSIVE AND RECORD OF SURVEY NO. 2001-1007, FILED IN BOOK 187, PAGES 02 THROUGH 07 INCLUSIVE, ALL OF RECORDS OF SURVEY, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY RECORDER, ALSO BEING DESCRIBED IN A DEED, BILL OF SALE AND ASSIGNMENT, RECORDED APRIL 10, 1996 AS INSTRUMENT NO. 19960175928 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1

BEGINNING AT A WHITE POST 4 INCHES SQUARE IN MOUND WITH PITS AT THE NORTHEAST CORNER OF THE RANCHO SAN JUAN CAJON DE SANTA ANA, BEING ALSO THE SOUTHEAST CORNER OF THE RANCHO RINCON DE LA BREA; THENCE ALONG THE PATENT BOUNDARY OF SAID RANCHO RINCON DE LA BREA, NORTH 84° WEST 107.51 CHAINS TO A SAND STONE MARKED R. B. IN MOUND WITH PITS; THENCE ALONG SAID PATENT BOUNDARY NORTH 57° 42' WEST 43.67 CHAINS TO A WHITE POST 4 INCHES SQUARE IN MOUND OF STONE MARKED S. J. C. S. A. AT INTERSECTION OF THE PATENT LINES OF SAID RANCHOS SAN JUAN CAJON DE SANTA ANA AND RINCON DE LA BREA; THENCE ALONG THE PATENT LINE OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA, NORTH 76° 25' WEST 62.67 CHAINS TO A 2' X 4" POST MARKED 62.67 IN MOUND WITH PITS; THENCE SOUTH 1° 45' WEST 58.96 CHAINS TO A 2" X 4" POST MARKED 20.60. IN MOUND WITH PITS; THENCE NORTH 89° EAST 20.00 CHAINS TO A 4" X 4" POST IN MOUND WITH PITS; THENCE SOUTH 1° 45" WEST 20.00 CHAINS TO A 2" X 4" POST MARKED 20.60 IN MOUND WITH PITS; THENCE NORTH 88° 39' EAST 55.48 CHAINS TO A 2" X 4" POST MARKED 20 IN MOUND WITH PITS; THENCE SOUTH 0° 30' EAST 20.00 CHAINS TO A 2" X 4" POST IN MOUND WITH PITS; THENCE NORTH 89° 45' EAST 134.63 CHAINS TO A 2" X 4" POST MARKED 40.10 IN MOUND WITH PITS“UPON THE EASTERN BOUNDARY OF SAID RANCHO SAN JUAN CAJON DE SANTA ANA; THENCE ALONG SAME NORTH 4° WEST 47.51 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE WESTERLY 200 ACRES OF THE ABOVE DESCRIBED TRACT.

ALSO EXCEPTING THEREFROM ANY PORTION LYING NORTHERLY OF THE AGREED BOUNDARY LINE AND BOUNDED WESTERLY BY LINE, RUNNING NORTH 28° 30' EAST FROM THE WESTERN TERMINUS OF SAID LINE AS ESTABLISHED BY AGREEMENT BETWEEN THE UNION OIL COMPANY OF CALIFORNIA AND THE GRAHAM-LOFTUS OIL COMPANY, RECORDED JUNE 10, 1905 IN BOOK 120, PAGE 223 OF DEEDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY DEED RECORDED JUNE 28, 1940 IN BOOK

1051, PAGE 301 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY BOUNDARY OF SAID LANDS OWNED BY UNION OIL COMPANY OF CALIFORNIA, WHICH WESTERLY BOUNDARY IS ALSO THE EASTERLY BOUNDARY OF THAT CERTAIN 200-ACRE TRACT CONVEYED BY SAID UNION OIL COMPANY OF CALIFORNIA TO GEORGE CHAFFEY BY DEED DATED APRIL 25, 1899, RECORDED JUNE 20, 1899 IN BOOK 44, PAGE 79 OF DEEDS, WHICH POINT OF BEGINNING IS THE POINT OF INTERSECTION OF THE AFORESAID WESTERLY BOUNDARY WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF CENTRAL AVENUE AS THE SAME EXISTED ON MAY 23, 1940 BETWEEN BERRY STREET AND BREA CANYON ROAD; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 73° 32' 24" WITH THE EASTERLY PROLONGATION OF THE CENTER LINE OF SAID CENTRAL AVENUE AT SAID POINT OF INTERSECTION (ASSUMED AND TAKEN TO BEAR NORTH 15° 11' 16" EAST), A DISTANCE OF 839.60 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 10' 11" EAST A DISTANCE OF 1250 FEET; THENCE SOUTH 89° 49' 49" EAST A DISTANCE OF 500 FEET; THENCE SOUTH 65° 23' 11" EAST A DISTANCE OF 604.15 FEET; THENCE SOUTH 0° 10' 11" WEST A DISTANCE OF 1000 FEET; THENCE NORTH 89° 49' 49" WEST A DISTANCE OF 1050 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 4' 11" WEST 529.60 FEET TO A 2” X 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48" 16" WEST, 380.00 FEET TO A 2" X 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" X 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2” X 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" X 2" STAKE AND THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 641 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA RECORDED FEBRUARY 10, 1967 IN BOOK 8173, PAGE 647 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN DEED TO THE BREA-OLINDA UNIFIED SCHOOL DISTRICT OF ORANGE COUNTY, CALIFORNIA, RECORDED SEPTEMBER 11, 1968 IN BOOK 8716, PAGE 437 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN PARCEL 1 OF THE DEED TO THE CITY OF BREA RECORDED JANUARY 16, 1969 IN BOOK 8846, PAGE 971 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS A6471-4, A6471-5, A6471-6 AND A6471-7 OF THAT CERTAIN FINAL ORDER OF CONDEMNATION, SUPERIOR COURT CASE NO. 156220, A CERTIFIED COPY OF WHICH WAS RECORDED SEPTEMBER 29, 1970 IN BOOK 9417, PAGE 364 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM PARCELS 1 AND 2 AS SHOWN ON PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, TOGETHER WITH THE WEST HALF OF ASSOCIATED ROAD, 80.00 FEET WIDE, AS SHOWN SAID PARCEL MAP NO. 86-243, ADJOINING SAID PARCELS 1 AND 2 ON THE EAST, AND BOUND NORTHEASTERLY BY THE NORTHEASTERLY LINE OF SAID PARCEL MAP NO. 86-243, AND BOUND SOUTHERLY BY THE CENTERLINE OF LAMBERT ROAD AS SHOWN ON SAID PARCEL MAP NO. 86-243.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF PARCEL MAP NO. 83-1179, AS SHOWN ON A MAP FILED IN BOOK 218, PAGES 1 THROUGH 4 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12562, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 4 THROUGH 9 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN TRACT NO. 12563, AS SHOWN ON A MAP FILED IN BOOK 579, PAGES 10 THROUGH 15 INCLUSIVE OF MISCELLANEOUS MAPS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN THE DEED TO THE CITY OF BREA RECORDED MARCH 29, 1996 AS INSTRUMENT NO. 19960153320 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THAT PORTION INCLUDED WITHIN PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18“E 381.48' “ ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10º42'00" EAST 141.00 FEET THENCE NORTH 15°02'00" EAST 103.00 FEET THENCE NORTH 26°29'00" EAST 105.00 FEET

THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33'18"E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33’18” WEST 381.48 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

PARCEL 1 OF A COUNTY OF ORANGE LOT LINE ADJUSTMENT NO. LL 2000-054, RECORDED AUGUST 13, 2001 AS INSTRUMENT NO. 20010557229 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, FILED IN BOOK 214, PAGES 28 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID POINT BEING THE SOUTHERLY TERMINUS OF A COURSE SHOWN AS “ N 10°33'18"E 381.48' “ ON SAID RECORD OF SURVEY NO. 2001-1007; THENCE SOUTHEASTERLY ALONG THE EASTERLY BOUNDARY OF SAID PARCEL 1 OF PARCEL MAP NO. 86-243, SOUTH 60°42'49" EAST 43.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 10°42'00’ EAST 141.00 FEET
THENCE NORTH 15°02'00" EAST 103.00 FEET
THENCE NORTH 26°29'00" EAST 105.00 FEET
THENCE NORTH 46°26'07" WEST 92.94 FEET TO A POINT ON SAID EASTERLY BOUNDARY OF PARCEL 1 OF PARCEL MAP NO. 86-243, SAID POINT ALSO BEING THE NORTHERLY TERMINUS OF SAID COURSE SHOWN AS “ N10°33’18“E 381.48' ”;

THENCE SOUTHERLY ALONG SAID COURSE SOUTH 10°33’18” WEST 381.48 FEET TO 8HE TRUE POINT OF BEGINNING.

PARCEL 3

THE LAND CONVEYED TO BREA CHEMICALS, INC., BY DEED RECORDED JUNE 10, 1957 IN BOOK 3936, PAGE 314 OF OFFICIAL RECORDS, IN THE OFFICE OF SAID COUNTY RECORDER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF THE LAND DESCRIBED IN DEED FROM THE STEARNS RANCHOS COMPANY, A CORPORATION, TO UNION OIL COMPANY OF CALIFORNIA, A CORPORATION, DATED AUGUST 31, 1899, RECORDED SEPTEMBER 2, 1899 IN BOOK 44, PAGE 250 OF SAID DEEDS, DISTANT SOUTH 89° 10' 50" WEST ALONG SAID LINE 3131.98 FEET FROM

THE SOUTHEAST CORNER OF SAID LAND, SAID POINT OF BEGINNING BEING MONUMENTED BY UNION OIL COMPANY MONUMENT 11B; THENCE NORTH 9° 48' 11" WEST 529.60 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE NORTH 85° 48' 16" WEST, 380.00 FEET TO A 2" × 2" STAKE; THENCE NORTH 4° 11' 44" EAST 1750.00 FEET TO A 2" × 2" STAKE; THENCE SOUTH 85° 48' 16" EAST 380.00 FEET TO A 2" × 2" STAKE; THENCE SOUTH 4° 11' 44" WEST 1750.00 FEET TO A 2" × 2" STAKE AND THE TRUE POINT OF BEGINNING.

THE ABOVE DESCRIPTION WAS COMPILED FROM INFORMATION SUPPLIED BY FIRST AMERICAN TITLE COMPANY PRELIMINARY REPORT NO. 2033601, DATED JUNE 15, 2000 AND PRELIMINARY REPORT NO. 2033661, DATED JUNE 21, 2002.

EXHIBIT “ ‘A1’ SITE DEPICTION ”, IS FOR INFORMATIONAL PURPOSES ONLY.

SUBJECT TO COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS AND RIGHTS-OF-WAY OF RECORD, IF ANY.

PREPARED BY: THE KEITH COMPANIES UNDER THE DIRECTION OF:

KATHLEEN SUSAN TETREAULT P.L.S.7297 MY LICENSE EXPIRES 12/31/2004
January 31, 2003 JN: 13207.00

DEVELOPMENT DECLARATION

ATTACHMENT “4”

TPEL

ATTACHMENT 4

RELATED THIRD-PARTY EASEMENTS,
CONTRACTS AND LICENSE AGREEMENTS

(Oil Field Related Third Party Easements and License — TPEL)

Recording
Document Type	Date	Grantor	Grantee	Information

Right-of-Way	1/26/82	Union Oil Company of California	Mobil Oil Corporation	82-340271 Los Angeles County

License	8/21/67	Union Oil Company of California	Shell Oil Company	Unrecorded

License PSA	11/10/88	Union Oil Company of California	Shell Western E&P Inc.	Unrecorded

Easement	7/27/62	Union Oil Company of California	Boy Scouts of America, Los Angeles Area Council	8/1/62 6245/654

Easement	9/13/84	Union Oil Company of California	City of Brea	10/11/84 84-421551

Easement	9/10/85	Union Oil Company of California	City of Brea	10/7/85 85-382994

Easement	9/2/86	Union Oil Company of California	Brea H.O.P.E. Inc.	10/1/86 86-459482

Easement	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153323

Easement	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153324

Easement	1/26/82	Union Oil Company of California	Mobil Oil Corporation	3/31/82 Inst. 82-340271 [Los Angeles County]

Easement	8/21/67	Union Oil Company of California	Shell Oil Company	N/A

Easement	11/10/88	Union Oil Company of California	Shell Western E&P Inc.	N/A

Easement	4/1/58	Union Oil Company of California	The Metropolitan Water District of Southern California	5/21/58 4291/400

Easement for Oil Wells	10/16/58	Collier Carbon and Chemical Corporation	Union Oil Company of	11/3/58 4470/10

1

ATTACHMENT 4

Recording
Document Type	Date	Grantor	Grantee	Information

California

Non-Exclusive Easement and Right-of-Way	7/27/62	Union Oil Company of California	Boy Scouts of America, Los Angeles Area Council	8/1/62 6245/654

Right-of-Way	10/2/62	Union Oil Company of California	Southern California Edison Company	1/18/63 6399/705

Grant of Easement	9/18/78	Union Oil Company of California	Southern California Edison Company	2/5/79 13024/1157

Grant of Easement	5/17/88	Union Oil Company of California, dba UNOCAL	Southern California Edison Company	6/7/88 Inst. 88-268095

Easement	9/15/95	Union Oil Company of California, dba UNOCA1	UNOCAL California Pipeline Company	10/25/95 Inst. 19950473641

Grant of Easement	12/11/95	Union Oil Company of California, dba UNOCA1	Southern California Edison Company	1/4/96 Inst. 19960004773

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153322

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153323

Easement PSA	3/18/96	Union Oil Company of California	City of Brea	3/29/96 Inst. 19960153324

Easement	5/7/96	Nuevo Energy Company	Union Oil Company of California dba UNOCA1	5/26/96 Inst. 19960254739

Pipeline Right-Of-Way	5/12/02	The Sterns Ranchos Company	Pacific Coast Oil Company	6/25/02 Do not have recording info.

License	5/1/59	Union Oil Company of California	Shell Oil Company	Do not have recording info.

Any other Third Party Easement or License disclosed in Preliminary Title Report #OR-2252674, dated September 13, 2002, First American Title Company.

2

ATTACHMENT 4

ADDITIONAL CONTRACTS AND GIFT DEED

1.	Memorandum of Understanding between Nuevo, County of Orange and City of Brea dated December 10, 2002 regarding pre-annexation.

2.	Development Agreement dated December 19, 2002, between Nuevo and County of Orange.

3.	Impact Mitigation Agreement between Brea Olinda Unified School District and Nuevo dated as of October 28, 2002.

4.	Gift Deed dated January 30, 2003 from Nuevo to the Brea-Olinda Unified School District Conveying 0.425 acres, recorded on February 25, 2003 as Instrument No. 2003000207265 in the official records of Orange County.

3

EXHIBIT 2.2.2
Brea Olinda Field
Lease Operating Expense For The Year 2002

	Stearns	Brea	Naranjal	Stearns	Naranjal	Columbia
	Plant #2	Turbines	Brea	Lease	Lease East	#35	Total

Controllable Expense
Company Labor	74,262	106,275	38,275	323,911	0	0	542,723
Contract Labor	44,832	71,232	26,088	228,583	0	0	370,735
Payroll Taxes	5,752	8,203	2,875	23,344	0	0	40,174
Benefits	17,048	23,607	8,838	72,589	0	0	122,082
R/M Equipment	101,253	206,812	43,652	361,479	0	0	713,196
Chemicals, Lube	9,916	32,022	49,794	175,855	0	0	267,587
Rental Equipment	8,878	5,232	290	2,710	0	0	17,110
Environmental	12,894	163,541	27,438	231,358	0	0	435,231
Well Service and Wireline	(192)	0	27,582	557,820	0	0	585,210
Salt Water Disposal	0	0	(3,754)	(31,235)	0	0	(34,989)
Delay Rental	0	0	0	0			0
Fuel, Water, Electric	(688,126)	(802,255)	133,896	137,013	0	0	(1,219,472)
Other	123,735	607,124	62,255	668,506	0	0	1,461,620

Sub-total Controllable	(289,748)	421,793	417,229	2,751,933	0	0	3,301,207
Non Controllable Expense
Workover	0	0	0	0	0	0	0
Major Maintenance	2,615	0	5,267	50,274	0	0	58,156
Storm	0	0	0	0	0	0	0
Pipeline Expense	(263)	0	0	0	0	0	(263)
Overhead	0	0	0	0	0	0	0
Insurance	217	0	26,649	134,155	0	0	161,021
Legal	133	0	250	5,146	0	0	5,529
Ad Valorem Taxes	539	0	110,170	814,264	0	1,724	926,697
Non-op Billings	0	0	0	0	0	0	0

Sub-total Non Controllable	3,241	0	142,336	1,003,839	0	1,724	1,151,140

Total Operating Expense	(286,507)	421,793	559,565	3,755,772	0	1,724	4,452,347